As filed with the U.S. Securities and Exchange Commission on April 27, 2010

Registration No. 333-85284

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-4834

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO.12 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 38 [X]

John Hancock Life Insurance Company (U.S.A.) SEPARATE ACCOUNT A

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. Insurance Law

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 3, 2010 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 3, 2010

John Hancock Life Insurance Company (U.S.A.)

Separate Account A

VUL Accumulator

A Flexible Premium Variable Life Insurance Policy

500 Index	Equity-Income	Natural Resources
500 Index B	Financial Services	Optimized All Cap
Active Bond	Franklin Templeton Founding Allocation	Optimized Value
All Cap Core	Fundamental Value	PIMCO VIT All Asset
All Cap Value	Global	Real Estate Securities
Alpha Opportunities	Global Bond	Real Return Bond
American Asset Allocation	Health Sciences	Science & Technology
American Blue Chip Income and Growth	High Yield	Short Term Government Income
American Bond	International Core	Small Cap Growth
American Fundamental Holdings	International Equity Index A	Small Cap Index
American Global Diversification	International Opportunities	Small Cap Opportunities
American Growth	International Small Company	Small Cap Value
American Growth-Income	International Value	Small Company Value
American International	Investment Quality Bond	Smaller Company Growth
American New World	Large Cap	Strategic Bond
Balanced	Large Cap Value	Strategic Income Opportunities
Blue Chip Growth	Lifestyle Aggressive	Total Return
Capital Appreciation	Lifestyle Balanced	Total Stock Market Index
Capital Appreciation Value	Lifestyle Conservative	U.S. High Yield Bond
Core Allocation Plus	Lifestyle Growth	Utilities
Core Bond	Lifestyle Moderate	Value
Core Diversified Growth & Income	Mid Cap Index
Core Strategy	Mid Cap Stock
Disciplined Diversification	Mid Value
Emerging Markets Value	Money Market

*  *  *  *  *  *  *  *  *  *  *   *

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Accumulator II 5/2010

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The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

SUMMARY OF BENEFITS AND RISKS

Benefits

Some of the benefits of purchasing the policy are described below.

Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

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Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLES

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted

Premium Charge	Upon receipt of premium	7.5% of each premium paid during the first 10 Policy Years*
		8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
		3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***

Surrender Charge	Upon withdrawal, surrender or policy lapse	The maximum surrender charge per $1000 of Face Amount is $44.17**** A surrender charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the policy.

Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)

Dollar Cost Averaging	Upon transfer	Guaranteed	$5.00

		Current	$0.00

Asset Allocation Balancer	Upon transfer	Guaranteed	$15.00
		Current	$0.00

*	5% thereafter.
**	5.5% thereafter.
***	2.25% thereafter
****	If the policy is issued with a Cash Value Enhancement Rider, the surrender charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the policy is issued with a Cash Value Enhancement Plus Rider, there is no surrender charge.

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The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios which are the underlying variable investment options for your policy.

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk
Asset Based RiskCharge (contracts withno Cash ValueEnhancement Rider)	Monthly	Guaranteed	0.03%
		Current	0%
Asset Based RiskCharge (contracts with Cash ValueEnhancement Rider)	Monthly	Guaranteed	0.03%
		Current	0%
Asset Based RiskCharge (contracts with Cash ValueEnhancement PlusRider)	Monthly	Guaranteed First 15 Policy Years	0.11%
		Guaranteed Policy Years 16 and After	0.05%
		Current First 15 Policy Years	0.08%
		Current Policy Years 16 and After	0.02%
Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of Face Amount
		Charge for a Representative PolicyOwner (a 35 year old preferrednon-smoking male)	$0.11 per $1,000 of Face Amount
Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount
		Minimum	$0.04 per $1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferrednon-smoking male)	$0.11 per $1,000 of Face Amount
Administration Charge	Monthly		$40 per Policy Month**
Optional Term Rider*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferrednon-smoking male)	$0.08 per $1,000 of the net amount at risk

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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted

Optional Return of Premium Death Benefit Rider	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year oldpreferred non-smoking male)	$0.012 per $1,000 of the net amount at risk

Loan Interest Rate(Net)	Annually	1.25%***

*	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.
**	First 5 Policy Years. $20 per Policy Month thereafter.
***	First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum

Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

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Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management

Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, American International, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective

500 Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an

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	Funds Insurance Series)	opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.

American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

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American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.

American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

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Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the

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underlying funds.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation                        Range of Allocations

Equity Securities: 70%                    65%–75%

Fixed-Income Securities: 30%        25%–35%

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in

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companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):

Rating Agency

Moody’s: Ba through C            S&P’s: BB through D

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed

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countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

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Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be

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included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

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is available)

Real Estate Securities	Deutsche Investment Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Short Term Government Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at

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least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and medium-capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment	To seek to maximize total return consistent with current

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Opportunities	Management (U.S.), LLC	income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment- grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.

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Value	Van Kampen Investments	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

Wilshire 5000 Total Market Index—less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index—$544 million to $197.9 billion

Russell 1000 Index—$239 million to $307.3 billion

Russell 1000 Value Index—$239 million to $307.3 billion

Russell 2000 Index—$13 million to $4.6 billion

Russell 3000 Index—$13 million to $307.3 billion

Russell MidCap Index—$239 million to $17.5 billion

Russell MidCap Value Index—$239 million to $14.5 billion

S&P 500 Index—$1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index—$374 million to $8.1 billion

S&P SmallCap 600 Index—$60 million to $2.8 billion (as of April 9, 2010)

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POLICY SUMMARY

General

The policy is a flexible premium variable life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit percentage. Your policy’s provisions may vary in some states and the terms of the policy and any endorsement or riders supersede the disclosure in this prospectus.

Death Benefits

There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death. If on the date of death of the Life Insured, the policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits – Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this prospectus.

Optional Term Rider

The policy may be issued with an optional Term Insurance Rider which provides an additional insurance amount which is level term life insurance. The benefit of the Term Insurance Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the policy. However, unlike the death benefit under the policy, the death benefit under the Term Insurance Rider is not protected by the No-Lapse Guarantee after the second Policy Year and terminates at age 100.

Cash Value Enhancement Riders

The policy may be issued with one of two optional cash value enhancement riders. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce surrender charges payable upon decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge. The decision to add one of these two riders must be made at issuance of the policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the policy.

Return of Premium Rider

If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Rider. This rider provides an additional death benefit payable upon the death of the Life Insured after the Company receives due proof of death. The Return of Premium death benefit is equal to the initial premium. Any subsequent premiums will increase the Return of Premium death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium Rider death benefit is not protected by the No-Lapse Guarantee after the second Policy Year.

Premiums

You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments — Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.

Policy Value

The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account.

Policy Loans

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the Life Insured’s death or upon surrender of the policy.

Surrender and Partial Withdrawals

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the policy and an assessment of a portion of the surrender charges to which the policy is subject.

You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge and outstanding monthly deductions due minus the Policy Debt.

Lapse and Reinstatement

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.

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The policies differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not in itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

You may reinstate a lapsed policy at any time within the five year period following lapse, provided the policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Lapse and Reinstatement — Reinstatement.”

Charges and Deductions

We assess certain charges and deductions in connection with the policy. These include:

•	charges deducted from premiums paid;

•	monthly deductions for administration, asset-based risk, cost of insurance, and Face Amount charges;

•	charges assessed on surrender or lapse; and

•	if applicable, a charge for any supplementary benefits added to the policy.

These charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, Face Amount, and administrative charges be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.

The policy may be issued with either one of the two optional cash value enhancement riders which we offer. In the case of the Cash Value Enhancement Rider, the surrender charge is reduced upon the surrender or lapse of a policy. In the case of the Cash Value Enhancement Plus Rider, the surrender charge is eliminated. If a policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services.

Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events.

Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE ACCOUNT

Description of John Hancock USA

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or “the Company”) is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (“Manufacturers Life”) and its subsidiaries, collectively known as Manulife Financial.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

The Investment accounts shown on page 1 are in fact sub-accounts of Separate Account A (the “Separate Account”), a separate account operated by us under Michigan law.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay an indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. However, all obligations under the policies are corporate obligations of the Company.

New subaccounts may be added and made available to policy owners from time to time. Existing sub-accounts may be modified or deleted at any time.

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ISSUING A POLICY

Requirements

To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.

With our prior approval, the policy may be issued on a basis that does not take into account the Life Insured’s sex. A policy will only be issued on the lives of insureds from issue ages 0 through 90.

Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Validity provisions of the policy are measured.

If your application is not accompanied by a check for your initial premium and no request to backdate the policy has been made:

•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

•	the Issue Date will be the date the Company issues the policy.

The initial premium must be received within 60 days after the Issue Date, and the Life Insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be cancelled and any partial premiums will be returned to the applicant.

Minimum Initial Face Amount. We will generally issue a policy only if it has a Face Amount of at least $100,000.

Backdating a Policy. Upon request and under limited circumstances, we may backdate a policy, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Temporary Insurance Agreement

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our insurance practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that any benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.

Right to Examine the Policy

You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy, if applicable. During the “Right to Examine the Policy Period” premiums may be allocated to the Money Market portfolio. After this period has expired, we will allocate among the investment options and/or Fixed Account in accordance with your instructions.

If you elect to cancel the policy under this provision, the policy must be mailed or delivered to the Company agent who sold it to you, or to our Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at our Service Office, we will refund to the policy owner an amount equal to either:

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(1)	the amount of all premiums paid, less any partial withdrawals or policy loans, or

(2)	the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned policy is received by us plus all charges deducted prior to that date, not including fees and expenses of the portfolio, minus any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the Right to Examine period will be refunded, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents of California, age 60 and greater, may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market portfolio.

Life Insurance Qualification

A policy must satisfy either one of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”). The test cannot be changed once the policy is issued.

Cash Value Accumulation Test. Under the CVA Test the Policy Value may not at any time exceed the Net Single Premium required to fund future policy benefits, assuming guaranteed charges and 4% net interest. The Net Single Premium is the one payment that would be needed on a specific date to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVA Test, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.

Guideline Premium Test. Under the GP Test, the sum of premiums paid into the policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

•	the Guideline Single Premium, or

•	the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the policy.

The GP Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. See “Death Benefits — Minimum Death Benefit.”

The GP Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the policy may affect the maximum amount of premiums, such as:

•	a change in the policy’s Face Amount;

•	a change in the death benefit option;

•	partial withdrawals;

•	addition or deletion of supplementary benefits.

Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

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DEATH BENEFITS

If the policy is in force at the time of the Life Insured’s death, we will pay an insurance benefit to the beneficiary. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.

Death Benefit Options

There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the policy at the date of death.

Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death.

If any partial withdrawals are made, the death benefit, whether it is Option 1 or 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for death benefit Option 1. See “Policy Surrender and Partial Withdrawals.”

If the Life Insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

Minimum Death Benefit

The Minimum Death Benefit depends on whether you elect the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the policy as life insurance under the Code. See “Issuing a Policy - Life Insurance Qualification.”

If you elect the GP Test, the sum of the death benefit as described above and the benefit payable under any Optional Term Rider on the Life Insured will never be less than the Policy Value at the date of death multiplied by the applicable Minimum Death Benefit Percentage in the table below.

Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.

If you elect the CVA Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Optional Term Rider on the Life Insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

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Changing the Death Benefit Option

You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.

Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other minimum Face Amount increase as we may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the Life Insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.

New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new policy were being purchased for the increase in Face Amount. Surrender charges will not apply to premiums attributable to the new Face Amount that are in excess of the Surrender Charge Premium Limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a Right to Examine period with respect to any increase resulting in new surrender charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.

Increase with Prior Decrease. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

Decreases in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other minimum Face Amount decrease as we may establish on 90 days written notice to you. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then to the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. For information on surrender charges on a decrease in Face Amount, see “Charges and Deductions — Surrender Charges.”

Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by you and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time and in any amount until the Life Insured’s Attained Age 100, subject to the limitations on premium amount described below.

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A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices of your planned premium at the payment interval you selected. However, you are under no obligation to make the planned premium payment.

We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

If the policy is issued under the GP Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by the Code for a policy to qualify as life insurance.

If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us is received at our Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

Investment Credit

After the tenth Policy Anniversary, we may credit your Policy Value annually on the Policy Anniversary date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this date, provided the Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for Policy Anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

CHARGES AND DEDUCTIONS

We make various charges under the policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a policy, a decrease in Face Amount, a partial withdrawal or lapse of a policy. These charges are discussed below.

Your policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider or the Cash Value Enhancement Plus Rider. Adding either rider to your policy will alter certain charges under your policy. The charges associated with these riders are discussed under “Other Provisions of the Policy — Cash Value Enhancement Riders.”

Premium Charge

During the first 10 Policy Years, we deduct a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

Surrender Charges

We will deduct a surrender charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

•	the policy is surrendered for its Net Cash Surrender Value,

•	a partial withdrawal is made,

•	the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption, or

•	the policy lapses.

Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.

The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commissions, advertising, agent

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training and the printing of prospectuses and sales literature. The surrender charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge Period varies based on the age of the Life Insured on the date of issuance of the policy or the date of any Face Amount increase (as applicable) as follows:

Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years
55+	10 Years

The surrender charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

(i)	is the rate per $1000 of initial Face Amount (or Face Amount increase);

(ii)	is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

(iii)	is the initial Face Amount (or the Face Amount increase) divided by 1000.

The rate per $1000 of initial Face Amount is based on the Life Insured’s Age at issuance of the policy and the death benefit option in effect. The rate per $1000 of Face Amount increase is based on the Life Insured’s Attained Age and the death benefit option in effect at the time of an increase. The rates per $1000 are set forth in the following table.

Table of Guaranteed Surrender Charge Rates Per $ 1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2
25 or less	$7.54	$ 6.50
26 – 35	$6.61	$ 5.78
36 – 45	$6.09	$ 4.85
46 – 55	$4.13	$ 4.65
56 – 65	$2.99	$ 1.96
66+	$2.48	$ 1.96

The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the surrender charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

Grading Percentages During The Surrender Charge Period

(Applicable to the Initial Face Amount and Subsequent Increases)

The Grading Percentages Will Not Exceed The Following:

Surrender Charge Period*	Age and Grading Percentage**
	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

*	The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.
**	Age for the initial Face Amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the Attained Age at the time of the increase.

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Illustration of Surrender Charge Calculation.

Assumptions.

•	45 year old

•	death benefit Option 1

•	$20,000 in premiums have been paid on the policy in the first Policy Year

•	Surrender Charge Premium Limit for the policy is $16.06 per thousand of Face Amount

•	Face Amount of the policy at issue is $500,000 and no increases have occurred

•	policy is surrendered during the first month of the first Policy Year.

Surrender Charge. The surrender charge to be assessed would be $12,680 determined as follows:

•

First, the applicable rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.

•	Next, this figure is multiplied by the initial Face Amount divided by 1000.

$25.36 x [500,000/1000 or 500] = $12,680.

•	Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

$12,680 x 100% = $12,680.

Depending upon the Face Amount of the policy, the Age of the Life Insured at issuance, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and, therefore, the policy owner may receive no surrender proceeds upon surrendering the policy.

Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

(a)	is the amount of the partial Net Cash Surrender Value withdrawal;

(b)	is the Net Cash Surrender Value prior to the withdrawal; and

(c)	is the current total surrender charge prior to the withdrawal.

The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the surrender charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decrease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the exemption amount. This amount is set at issuance of the policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the policy or a partial withdrawal of Net Cash Surrender Value.

Monthly Charges

On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the Life Insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

•	an administration charge;

•	a Face Amount charge;

•	an asset-based risk charge; and

•	a cost of insurance charge.

If applicable, there may be additional monthly charges for any supplementary benefits added to the policy.

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All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by you and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

Administration Charge. The administration charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

Face Amount Charge. There is a monthly charge per $1000 Face Amount that is paid to us. The monthly charge per $1000 of Face Amount varies by the Age of the Life Insured at issuance (or the Attained Age of the Life Insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

Age*/Attained Age*	Death Benefit Option 1 (First Ten Policy Years)	Death Benefit Option 2 (First Ten Policy Years)
25 or less	$ 0.08	$ 0.04
35	$ 0.11	$ 0.06
45	$ 0.22	$ 0.10
55	$ 0.31	$ 0.17
65	$ 0.60	$ 0.39
75	$ 0.89	$ 0.61
85+	$ 1.18	$ 0.83

*	For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.

Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly. This rate is currently 0% and is guaranteed not to exceed 0.30%. This charge is paid to us to compensate for the sales, administrative and other expenses we may incur. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

Cost of Insurance Charge. The monthly cost of insurance charge is paid to us and is determined as the rate of the cost of insurance for a specific Policy Month, multiplied by the net amount at risk, as described below.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a)	is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

(b)	is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance charge.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the Life Insured’s age, sex and risk classification, the duration that coverage has been in force and the net amount at risk.

We apply unisex rates where appropriate under the law. Currently unisex rates are applied to policies issued in the state of Montana and for policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance charges reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of the life insured. In no event will the cost of insurance charges exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Life Insured. After the first Policy Year, the cost of insurance charge will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, age nearest birthday, mortality tables. Current cost of insurance charges may be less than the guaranteed rates.

Charges for Transfers

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.

Reduction in Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of

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factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account — Fixed Account.”

Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “Policy Loans — Loan Account.”

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

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Transfers of Policy Value

Subject to the restrictions set forth below, you may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under “Transfers Involving Fixed Account.” Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file.

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser’s ability to effectively manage a portfolio’s investments in accordance with the portfolio’s investment objective and policies) and dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

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Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

•	within eighteen months after the Issue Date; or

•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or

•	within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

Transfers Involving Fixed Account. The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

Telephone Transfers. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

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Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.

We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.

Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.

POLICY LOANS

While a policy is in force and has an available loan value, a policy owner may borrow against the Policy Value in an amount not to exceed the maximum loanable amount. The policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits — Policy Loans.”

Effect of Policy Loans

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten Policy Years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten Policy Years and 0.5% thereafter. We may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a policy that is not a modified endowment contract (“MEC”), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

If the interest due on a Policy Anniversary is not paid, the interest will be borrowed against the policy and added to the Policy Debt. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the Life Insured’s Attained Age 100. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.

Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment

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Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and your written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal, see “Charges and Deductions — Surrender Charges.”

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

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Reduction in Face Amount Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit - Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.

If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.

When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

Lapse

Unless the No-Lapse Guarantee is in effect, the policy will go into default at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax Treatment of the Policy - Other Policy Distributions.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the policy will terminate with no value.

No-Lapse Guarantee

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default even if adverse investment experience or other factors should cause the policy’s Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the policy and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the supplementary benefits added to the policy or the risk classification of the Life Insured.

The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.

While the No-Lapse Guarantee is in effect, we will determine, at the beginning of any Policy Month that a policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify the policy owner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

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Reinstatement

A policy owner may, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	Evidence of the Life Insured’s insurability, satisfactory to the Company, is provided to the Company; and

•

A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the planned premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policy owner’s request or the date we receive the required payment at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by us other than those in Separate Account A and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

You may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

•	the portion of the Net Premiums allocated to it; plus

•	any amounts transferred to it; plus

•	interest credited to it; less

•	any charges deducted from it; less

•	any partial withdrawals from it; less

•	any amounts transferred from it.

Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

Cash Value Enhancement Riders

The policy may be issued with one of two optional cash value enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider

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does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

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Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)

Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100

Adding either of the Cash Value Enhancement Riders to a policy will alter certain of the charges under the policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the policy.

Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The policy
Premium Charge	7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)

Charges	The policy with Cash Value Enhancement Rider
Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter

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Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)

Charges	The policy with Cash Value Enhancement Plus Rider
Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge	1% per Policy Year for the first 15 Policy Years (guaranteed not to exceed 1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)

Return of Premium Death Benefit Rider

The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the Life Insured after we receive due proof of death. The Return of Premium Rider death benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the Rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the Rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:

•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or

•	the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.

Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.

Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is inforce, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions – Surrender Charges.” In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.

No-Lapse Guarantee. The No-Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.

Policy Owner Rights

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

Determine when and how much you invest in the various accounts in which to invest

Borrow or withdraw amounts you have in the accounts

Change the beneficiary who will receive the death benefit

Change the amount of insurance

Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash Surrender Value

Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

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Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice to us in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

We will not contest the validity of a policy after it has been in force during any Life Insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the Life Insured, whether sane or insane, dies by suicide within two years after the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the Life Insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions taken for the increase.

We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

TAX TREATMENT OF THE POLICY

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves”. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment”. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because:

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(i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

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Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets”. As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

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Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, John Hancock USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in John Hancock retained asset account. Please contact our Service Office for more information.

We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

Within 30 days after each Policy Anniversary, John Hancock USA will send the policy owner a statement showing, among other things:

•	the amount of death benefit;

•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;

•	the Policy Debt and any loan interest charged since the last report;

•	the premiums paid and other policy transactions made during the period since the last report; and

•	any other information required by law.

Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.

Distribution of Policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing”. These arrangements may differ between firms, and not

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all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-15. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-15. This schedule of compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the Life Insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the

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sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

It is possible that in the judgment of the management of John Hancock USA one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the separate account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC’s principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact John Hancock USA’s home office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent

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registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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APPENDIX A: DEFINITIONS

Additional Rating: is an increase to the Cost of Insurance rate for Life Insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard risk classification.

Attained Age: is the age of the Life Insured on the Policy Date plus the number of whole years that have elapsed since the Policy Date.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.

Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.

Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first monthly deduction on the Effective Date.

Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.

Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.

Issue Date: is the date the Company issued the policy. The Issue Date is also the date from which the Suicide and Incontesibility provisions of the policy are measured.

Life Insured: is the person whose life is insured under this policy.

Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

Maximum Loanable Amount: is 100% of the policy Net Cash Surrender Value less estimated charges to the next Policy Anniversary, including loan interest.

Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured.

Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee: is a provision of the policy which occurs when the policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee Period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the Life Insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular policy is stated in the policy.

No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:

•	the Face Amount of insurance changes.

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•	a Supplementary Benefit is added, changed or terminated.

•	the risk classification of the Life Insured changes.

•	a temporary Additional Rating is added (due to a Face Amount increase), or terminated.

•	the death benefit option changes.

No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

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Policy Date: is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)	is the total amount of loans borrowed as of such date;

(b)	is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

(c)	is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)	is the total amount of loan repayments as of such date.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.

Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.

Surrender Charge Premium Limit: is used to determine the surrender charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the policy. The Company will advise the policy owner of the Surrender Charge Premium Limit for any increase in Face Amount.

Written Request: is the policy owner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE

Express Delivery	Mail Delivery
John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)
197 Clarendon Street	1 John Hancock Way, Suite 1350
Boston, MA 02116-5010	Boston, MA 02217-1099

Phone:	Fax:
1-800-827-4546	1-416-926-5339

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-4834 1933 Act File No. 333-85284

Statement of Additional Information

dated May 3, 2010

for interests in

John Hancock Life Insurance Company (U.S.A.) Account A (“Registrant”)

Interests are made available under

VUL ACCUMULATOR II

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at 197 Clarendon Street, Boston, MA 02116-5010 or telephoning 1-800-827-4546.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2009, 2008, and 2007 was $152,873,991, $224,191,519, and $236,021,417 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-15. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-15.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2009, 2008, and 2007

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets-
As of December 31, 2009 and 2008	F-3

Consolidated Statements of Operations-
For the Years Ended December 31, 2009, 2008, and 2007	F-5

Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss)-
For the Years Ended December 31, 2009, 2008, and 2007	F-6

Consolidated Statements of Cash Flows-
For the Years Ended December 31, 2009, 2008, and 2007	F-9

Notes to Consolidated Financial Statements	F-11

F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders’ equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

/s/ Ernst & Young, LLP

Boston, Massachusetts

April 7, 2010

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,

	2009	2008

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$55,386; 2008—$53,112)	$55,581	$49,547
Held-for-trading—at fair value (cost: 2009—$1,231; 2008—$1,228)	1,208	1,057
Equity securities:
Available-for-sale—at fair value (cost: 2009—$489; 2008—$726)	558	616
Mortgage loans on real estate	12,623	12,472
Investment real estate, agriculture, and timber	3,084	2,983
Policy loans	4,949	4,918
Short-term investments	3,973	3,670
Other invested assets	3,417	3,295

Total Investments	85,393	78,558
Cash and cash equivalents	4,915	4,850
Accrued investment income	896	913
Goodwill	3,053	3,053
Value of business acquired	2,171	2,564
Deferred policy acquisition costs and deferred sales inducements	9,565	9,846
Amounts due from and held for affiliates	3,828	3,035
Intangible assets	1,294	1,308
Reinsurance recoverable	10,171	9,418
Derivative asset	2,142	6,129
Other assets	1,680	1,560
Separate account assets	122,466	92,058

Total Assets	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,

	2009	2008

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$78,478	$76,249
Policyholders’ funds	9,125	10,785
Unearned revenue	2,615	2,458
Unpaid claims and claim expense reserves	1,303	890
Policyholder dividends payable	619	637
Amounts due to affiliates	3,714	2,554
Short-term debt	6	4
Long-term debt	484	483
Consumer notes	1,205	1,600
Current income tax payable	232	282
Deferred income tax liability	1,755	682
Coinsurance funds withheld	4,359	4,263
Derivative liability	2,629	3,112
Other liabilities	3,008	3,956
Separate account liabilities	122,466	92,058

Total Liabilities	231,998	200,013

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2009 and 2008)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938 shares issued and outstanding at December 31, 2009 and 2008)	5	5
Additional paid-in capital	12,427	12,412
Retained earnings	2,822	1,765
Accumulated other comprehensive income (loss)	129	(1,086)

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,383	13,096
Noncontrolling interests	193	183

Total Shareholder’s Equity	15,576	13,279

Total Liabilities and Shareholder’s Equity	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$3,946	$81	$3,707
Fee income	3,561	3,427	4,449
Net investment income	4,346	4,441	4,839
Net realized investment and other (losses) gains:
Total other-than-temporary impairment losses	(754)	(1,767)	(386)
Portion of loss recognized in other comprehensive income	91	-	-

Net impairment losses recognized in earnings	(663)	(1,767)	(386)
Other net realized investment and other (losses) gains	(1,174)	1,544	693

Total net realized investment and other (losses) gains	(1,837)	(223)	307
Other revenue	46	62	68

Total revenues	10,062	7,788	13,370

Benefits and expenses
Benefits to policyholders	4,558	4,771	6,854
Policyholder dividends	918	939	942
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Other operating costs and expenses	3,071	3,064	2,649

Total benefits and expenses	9,758	8,438	11,196

Income (loss) before income taxes	304	(650)	2,174

Income tax (benefit) expense	(7)	(339)	652

Net income (loss)	311	(311)	1,522

Less: Net (loss) income attributable to noncontrolling interests	(16)	16	32

Net income (loss) attributable to John Hancock Life Insurance Company (U.S.A.)	$327	$(327)	$1,490

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2007, as previously reported after giving retroactive effect to the Merger (Note 1)	$5	$11,896	$2,283	$916	$15,100	$133	$15,233	4,829

Comprehensive income:
Net income			1,490		1,490	32	1,522
Other comprehensive income, net of tax:
Net unrealized investment gains				100	100		100
Foreign currency translation adjustment				(4)	(4)		(4)
Pension and postretirement benefits:
Change in prior service cost				24	24		24
Change in net actuarial gain				(8)	(8)		(8)
Cash flow hedges				55	55		55

Comprehensive income					1,657	32	1,689

Adoption of ASC 840 (Note 1)			(133)		(133)		(133)
Transfer of invested assets with affiliates		10			10		10
Share-based payments		20			20		20
Contributions from noncontrolling interests						22	22
Distributions to noncontrolling interests						(44)	(44)
Dividends paid to Parent			(594)		(594)		(594)

Balance at December 31, 2007	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829
Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825 (Note 1)			7		7		7
Adoption of ASC 715 (Note 1)			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320 (Note 1)			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31

	2009	2008	2007

	(in millions)
Cash flows from operating activities:
Net income (loss)	$311	$(311)	$1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	153	168	296
Net realized investment and other losses (gains)	1,837	223	(307)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,642)	(2,009)	(1,974)
Depreciation and amortization	134	129	125
Net cash flows from trading securities	(151)	46	-
Decrease (increase) in accrued investment income	17	12	(68)
(Increase) decrease in other assets and other liabilities, net	(885)	2,030	1,159
(Decrease) increase in policyholder liabilities and accruals, net	(143)	4,178	3,256
Increase in deferred income taxes	29	114	443

Net cash provided by operating activities	871	4,244	5,203

Cash flows from investing activities:
Sales of:
Fixed maturities	11,418	10,428	15,561
Equity securities	1,022	422	1,453
Real estate	2	7	29
Other invested assets	71	884	646
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,101	2,318	2,235
Mortgage loans on real estate	2,112	2,056	3,428
Other invested assets	234	-	-
Purchases of:
Fixed maturities	(14,722)	(12,491)	(18,035)
Equity securities	(733)	(288)	(555)
Real estate	(151)	(233)	(201)
Other invested assets	(578)	(1,056)	(1,056)
Mortgage loans on real estate issued	(2,467)	(2,627)	(2,766)
(Issuance) repayments of notes receivable from affiliates	(11)	(755)	43
Net purchases of short-term investments	(303)	(944)	(1,997)
Other, net	716	692	(61)

Net cash used in investing activities	(1,289)	(1,587)	(1,276)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2009	2008	2007
	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$7	$477	$-
Dividends paid to Parent	-	(500)	(594)
Increase (decrease) in amounts due to affiliates	1,425	(964)	507
Universal life and investment-type contract deposits	7,547	7,375	4,964
Universal life and investment-type contract maturities and withdrawals	(5,287)	(7,948)	(6,580)
Net transfers to separate accounts from policyholders’ funds	(2,593)	(1,918)	(844)
Excess tax benefits related to share-based payments	8	2	17
Repayments of consumer notes, net	(395)	(557)	(297)
Issuance of long-term debt	1	2	1
Repayments of short-term debt	-	-	(477)
Repayments of long-term debt	-	(6)	(2)
Unearned revenue on financial reinsurance	(44)	1,592	(149)
Net reinsurance recoverable	(186)	(125)	(35)

Net cash provided by (used in) financing activities	483	(2,570)	(3,489)

Net increase in cash and cash equivalents	65	87	438
Cash and cash equivalents at beginning of year	4,850	4,763	4,325

Cash and cash equivalents at end of year	$4,915	$4,850	$4,763

Non-cash financing activities during the year:
Dividend of note receivable to Parent	$-	$(460)	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies

Business.   John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income (loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

	2009, Prior to Merger		2009

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$4,493	$5,692	$(123)	$10,062
Net income (loss)	$911	$(573)	$(27)	$311

	2008, As Previously Reported		2008

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,512	$2,618	$(342)	$7,788
Net loss	$(38)	$(304)	$31	$(311)

	2007, As Previously Reported		2007

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,636	$7,843	$(109)	$13,370
Net income	$719	$771	$32	$1,522

(1)	Includes the results of JHVLICO.
(2)	Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company’s traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company’s traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Components of policyholders’ funds were as follows:

	December 31,

	2009	2008

	(in millions)
Guaranteed investment contracts	$948	$1,057
Funding agreements	1,753	3,644
Other investment-type products	1,976	1,975

Total liabilities for investment-type products	4,677	6,676
Individual and group annuities	2,124	1,948
Universal life and other	2,324	2,161

Total policyholders’ funds	$9,125	$10,785

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities (“SPEs”), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and FASB Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

FASB Accounting Standards Codification ™ (“ASC”) Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position (“FSP”) No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events” (“ASC 855”). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts,” which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company’s Consolidated Statements of Operations.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC Topic 810, “Consolidation” (“ASC 810”). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” which is now incorporated into ASC Topic 840, “Leases” (“ASC 840”), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” which is now incorporated into ASC Topic 740, “Income Taxes” (“ASC 740”). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position (“SOP”) No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts,” which is now incorporated into ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Future Adoption of Recent Accounting Pronouncements

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, “Amendments to FASB Interpretation No. 46(R),” which was incorporated into ASC 810 by ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.”

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets – an amendment of FASB Statement No. 140,” which upon its effective date will amend ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities are summarized below:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,297	$856	$3,940	$38,213
Commercial mortgage-backed securities	4,852	4	620	4,236
Residential mortgage-backed securities	635	17	1	651
Collateralized debt obligations	272	-	100	172
Other asset-backed securities	1,501	23	191	1,333
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,276	207	-	1,483
Obligations of states and political subdivisions	171	6	9	168
Debt securities issued by foreign governments	1,083	209	26	1,266

Fixed maturities	51,087	1,322	4,887	47,522
Other fixed maturities (1)	2,025	-	-	2,025

Total fixed maturities available-for-sale	53,112	1,322	4,887	49,547

Equity securities available-for-sale	726	81	191	616

Total fixed maturities and equity securities available-for-sale	$53,838	$1,403	$5,078	$50,163

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,167	$2,182
Due after one year through five years	11,792	12,112
Due after five years through ten years	12,409	12,928
Due after ten years	19,991	20,020

	46,359	47,242
Asset-backed and mortgage-backed securities	7,015	6,327

Total	$53,374	$53,569

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at December 31, 2008	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

	Year ended December 31, 2008

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$17,248	$1,982	$9,479	$1,958	$26,727	$3,940
Commercial mortgage-backed securities	2,565	357	1,216	263	3,781	620
Residential mortgage-backed securities	102	1	32	-	134	1
Collateralized debt obligations	33	5	110	95	143	100
Other asset-backed securities	629	117	155	74	784	191
Obligations of states and political subdivisions	100	8	11	1	111	9
Debt securities issued by foreign governments	28	1	61	25	89	26

Total fixed maturities available-for-sale	20,705	2,471	11,064	2,416	31,769	4,887
Equity securities available-for-sale	347	161	40	30	387	191

Total	$21,052	$2,632	$11,104	$2,446	$32,156	$5,078

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,659	East North Central	$1,172
Hotels	13	East South Central	381
Industrial	1,803	Middle Atlantic	2,215
Office buildings	3,106	Mountain	876
Retail	3,392	New England	1,060
Mixed use	245	Pacific	3,345
Agricultural	793	South Atlantic	2,168
Agri business	1,105	West North Central	355
Other	549	West South Central	855
		Canada/Other	238

Provision for losses	(42)	Provision for losses	(42)

Total	$12,623	Total	$12,623

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period

	(in millions)

Year ended December 31, 2009	$ 29	$ 36	$ 23	$ 42

Year ended December 31, 2008	17	15	3	29

Year ended December 31, 2007	41	13	37	17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,

	2009	2008

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$150	$75
Provision for losses	(42)	(29)

Net impaired mortgage loans on real estate	$108	$46

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2009	2008	2007

	(in millions)

Average recorded investment in impaired loans	$113	$60	$94
Interest income recognized on impaired loans	-	-	-

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other (Losses) Gains

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

	Years ended December 31,

	2009	2008	2007

	(in millions)
Net investment income
Fixed maturities	$3,333	$3,286	$3,422
Equity securities	31	56	45
Mortgage loans on real estate	739	714	683
Investment real estate, agriculture, and timber	146	155	181
Policy loans	332	322	304
Short-term investments	27	182	251
Equity method investments and other	15	(8)	217

Gross investment income	4,623	4,707	5,103

Less investment expenses	277	266	264

Net investment income (1)	$4,346	$4,441	$4,839

Net realized investment and other (losses) gains
Fixed maturities	$(180)	$(1,577)	$(41)
Equity securities	(59)	(129)	124
Mortgage loans on real estate	(83)	(23)	76
Derivatives and other invested assets	(1,366)	1,317	157
Amounts credited to participating contract holders	(149)	189	(9)

Net realized investment and other (losses) gains (1)	$(1,837)	$(223)	$307

(1)	Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”) in accordance with ASC 810.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity’s expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company’s involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The Company’s separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

	December 31,
	2009
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	5,010	180	183

Total	$7,607	$673	$732

	December 31,
	2008
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$2,039	$27	$27
Real estate limited partnerships (4)	1,208	486	537
Timber funds (5)	5,413	176	182

Total	$8,660	$689	$746

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to collateralized debt obligations (“CDOs”) is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2009			December 31, 2008

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$14,922	$402	$752	$16,308	$923	$1,431
	Foreign currency swaps	883	-	253	2,408	92	322

Cash flow hedges	Interest rate swaps	12,961	912	66	10,661	2,903	117
	Foreign currency swaps	629	4	122	1,482	291	301
	Foreign currency forwards	266	43	-	-	-	-
	Equity market contracts	38	8	-	48	-	27

Total Derivatives in Hedging Relationships		$29,699	$1,369	$1,193	$30,907	$4,209	$2,198

Non-Hedging Relationships
	Interest rate swaps	$22,535	$526	$500	$15,011	$1,369	$681
	Foreign currency swaps	4,461	238	319	2,879	348	223
	Foreign currency forwards	800	-	1	506	3	3
	Total return swaps	1,030	-	-	1,086	-	-
	Interest rate options	287	1	-	437	-	-
	Embedded derivatives – fixed maturities	86	-	2	178	-	7
	Embedded derivatives – reinsurance contracts	-	8	614	-	200	-
	Embedded derivatives – participating pension contracts (1)	-	-	71	-	58	-
	Embedded derivatives – benefit guarantees (1)	-	1,703	640	-	4,382	2,859

Total Derivatives in Non-Hedging Relationships		29,199	2,476	2,147	20,097	6,360	3,773

Total Derivatives (2)		$58,898	$3,845	$3,340	$51,004	$10,569	$5,971

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2009	2008

Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$(906)	$818
Interest rate futures	3	(28)
Interest rate options	4	-
Foreign currency swaps	(121)	31
Foreign currency forwards	18	(28)
Foreign currency futures	(24)	(2)
Equity market contracts	30	(25)
Equity index futures	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(1,289)	$957

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Domestic	$290	$(670)	$2,155
Foreign	14	20	19

Income (loss) income before income taxes	$304	$(650)	$2,174

The components of income taxes were as follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Current taxes:
Federal	$(45)	$(462)	$194
Foreign	6	4	10
State	3	5	5

Total	(36)	(453)	209

Deferred taxes:
Federal	31	111	448
Foreign	(1)	2	(4)
State	(1)	1	(1)

Total	29	114	443

Total income tax (benefit) expense	$(7)	$(339)	$652

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)

Tax at 35%	$106	$(227)	$762
Add (deduct):
Prior year taxes	14	26	(46)
Tax credits	(76)	(72)	(92)
Tax-exempt investment income	(76)	(92)	(193)
Lease income	63	3	22
Unrecognized tax benefits	(44)	15	185
Other	6	8	14

Total income tax (benefit) expense	$(7)	$(339)	$652

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2009	2008

	(in millions)
Deferred tax assets:
Policy reserves	$1,339	$2,434
Net operating loss carryforwards	384	614
Net capital loss carryforwards	74	-
Tax credits	670	566
Unearned revenue	915	756
Unrealized investment losses on securities	5	595
Deferred compensation	212	212
Deferred policy acquisition costs	-	2
Federal interest deficiency	307	221
Dividends payable to policyholders	144	123
Securities and other investments	1	182
Other	245	158

Total deferred tax assets	4,296	5,863

Deferred tax liabilities:
Unrealized investment gains on securities	498	5
Deferred policy acquisition costs	2,367	2,514
Intangibles	1,213	1,296
Lease income	68	116
Premiums receivable	42	41
Deferred sales inducements	132	121
Deferred gains	628	609
Securities and other investments	1,023	1,738
Other	80	105

Total deferred tax liabilities	6,051	6,545

Net deferred tax liabilities	$1,755	$682

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31
	2009	2008

	(in millions)
Beginning balance	$1,869	$1,463
Additions based on tax positions related to the current year	182	182
Reductions based on tax positions related to the current year	-	(10)
Additions for tax positions of prior years	349	301
Reductions for tax positions of prior years	(239)	(67)

Ending balance	$2,161	$1,869

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$8,632	$8,680
Policyholders’ funds	79	79
Policyholder dividends payable	202	211
Other closed block liabilities	214	191

Total closed block liabilities	$9,127	$9,161

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$3,084; 2008—$3,235)	$3,179	$3,128
Mortgage loans on real estate	652	583
Policy loans	1,619	1,700
Other invested assets	659	644

Total investments	6,109	6,055

Cash borrowings and cash equivalents	(244)	(345)
Accrued investment income	117	115
Amounts due from and held for affiliates	1,779	1,752
Other closed block assets	355	488

Total assets designated to the closed block	$8,116	$8,065

Excess of closed block liabilities over assets designated to the closed block	$1,011	$1,096
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $142 million and $42 million, respectively	264	78
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $46 million and $14 million, respectively	(85)	(26)
Foreign currency translation adjustment	(67)	(21)

Total amounts included in accumulated other comprehensive income	112	31

Maximum future earnings to be recognized from closed block assets and liabilities	$1,123	$1,127

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2009	2008	2007

	(in millions)
Revenues
Premiums	$624	$647	$661
Net investment income	455	473	438
Net realized investment and other (losses) gains	(35)	(9)	17

Total revenues	1,044	1,111	1,116

Benefits and Expenses
Benefits to policyholders	734	782	799
Policyholder dividends	392	411	409
Amortization of deferred policy acquisition costs	(76)	(218)	(50)
Other closed block operating costs and expenses	24	25	25

Total benefits and expenses	1,074	1,000	1,183

Revenues, net of benefits and expenses before income taxes	(30)	111	(67)
Income tax (benefit) expense	(11)	39	(24)

Revenues, net of benefits and expenses and income taxes	$(19)	$72	$(43)

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,
	2009	2008

	(in millions)
Beginning of period	$1,127	$1,199
Revenues, net of benefits and expenses and income taxes	19	(72)
Adoption of ASC 320 (Note 1)	(23)	-

End of period	$1,123	$1,127

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$10,916	$10,979
Policyholders’ funds	1,511	1,510
Policyholder dividends payable	407	418
Other closed block liabilities	118	119

Total closed block liabilities	$12,952	$13,026

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$6,378; 2008—$6,773)	$6,456	$6,159
Equity securities:
Available-for-sale—at fair value (cost: 2009—$7; 2008—$5)	8	4
Mortgage loans on real estate	1,928	1,684
Policy loans	1,533	1,533
Other invested assets	153	165

Total investments	10,078	9,545

Cash and cash equivalents	299	162
Accrued investment income	134	143
Other closed block assets	165	426

Total assets designated to the closed block	$10,676	$10,276

Excess of closed block liabilities over assets designated to the closed block	$2,276	$2,750
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation (depreciation), net of deferred income tax expense of $28 million and deferred income tax benefit of $204 million, respectively	53	(378)

Maximum future earnings to be recognized from closed block assets and liabilities	$2,329	$2,372

	Years ended December 31,
	2009	2008

	(in millions)
Change in the policyholder dividend obligation:
Balance at beginning of period	$-	$142
Impact on net income before income taxes	-	(83)
Unrealized investment gains	-	(31)
Change in deferred income tax liability	-	(28)

Balance at end of period	$-	$-

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$648	$699	$734
Net investment income	588	581	590
Net realized investment and other (losses) gains	(12)	(118)	20

Total revenues	1,224	1,162	1,344

Benefits and Expenses
Benefits to policyholders	761	794	841
Policyholder dividends	461	478	482
Change in the policyholder dividend obligation	-	(62)	(88)
Other closed block operating costs and expenses	3	2	(2)

Total benefits and expenses	1,225	1,212	1,233

Revenues, net of benefits and expenses before income taxes	(1)	(50)	111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million, and $1 million, respectively	(2)	(17)	39

Revenues, net of benefits and expenses and income taxes	$1	$(33)	$72

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,

	2009	2008

	(in millions)
Beginning of period	$2,372	$2,339
Revenues, net of benefits and expenses and income taxes	(1)	33
Adoption of ASC 320 (Note 1)	(42)	-

Change during period	$2,329	$2,372

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,

	2009	2008

	(in millions)
Short-term debt:
Current maturities of long-term debt	$6	$4

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	491	492
Notes payable, interest ranging from 5.09% to 12.1% due in varying amounts to 2015	15	12
Fair value adjustments related to interest rate swaps (1)	(16)	(17)

	490	487
Less current maturities of long-term debt	(6)	(4)

Total long-term debt	$484	$483

Consumer notes:
Notes payable, interest ranging from 0.72% to 6.25% due in varying amounts to 2036	$1,205	$1,600

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2010—$6 million; 2011—$0 million; 2012—$0 million; 2013—$0 million; 2014—$0 million; and thereafter—$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010—$251 million; 2011—$162 million; 2012—$113 million; 2013—$60 million; 2014—$226 million; and thereafter—$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

Line of Credit

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the “Original Agreement”). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. (“JHFH”). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

Capital Stock Transactions

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2009	2008

	(in millions)
The Manufacturers Investment Corporation	$87	$122
John Hancock Holdings (Delaware) LLC	42	14
Manulife Reinsurance Limited	207	144
Manulife Reinsurance (Bermuda) Limited	993	54
Manulife Hungary Holdings KFT	65	44
John Hancock Life Insurance Company of Vermont	54	31
John Hancock Reassurance Company Limited	505	37
John Hancock Financial Holdings (Delaware), Inc.	6	3

Total	$1,959	$449

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC’s guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	Years ended December 31,

	2009		2008		2007

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

	(in millions)
Direct	$5,169	$5,171	$5,157	$5,157	$4,777	$4,785

Assumed	1,384	1,384	1,221	1,221	1,127	1,127

Ceded	(2,609)	(2,609)	(6,297)	(6,297)	(2,205)	(2,205)

Net life, health, and annuity premiums	$3,944	$3,946	$81	$81	$3,699	$3,707

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company (“UniCare”), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company’s group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans

The Company provides a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company’s funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company’s funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,237	$2,214	$573	$576
Service cost	30	30	1	1
Interest cost	128	129	33	34
Participant contributions	-	-	5	3
Actuarial loss (gain)	132	42	(8)	17
Plan amendments	-	(2)	-	-
Retiree drug subsidy	-	-	3	4
Benefits paid	(173)	(176)	(59)	(62)

Benefit obligation at end of year	$2,354	$2,237	$548	$573

Change in plan assets:
Fair value of plan assets at beginning of year	$1,628	$2,465	$245	$326
Actual return on plan assets	354	(694)	61	(81)
Employer contributions	34	33	54	59
Participant contributions	-	-	5	3
Benefits paid	(173)	(176)	(59)	(62)

Fair value of plan assets at end of year	$1,843	$1,628	$306	$245

Funded status at end of year	$(511)	$(609)	$(242)	$(328)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	(511)	(609)	(242)	(328)

Net amount recognized	$(511)	$(609)	$(242)	$(328)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(29)	$(32)	$-	$-
Net actuarial loss	739	789	29	71

Total	$710	$757	$29	$71

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,

	2009	2008

	(in millions)
Accumulated benefit obligation	$2,329	$2,208
Projected benefit obligation	2,354	2,237
Fair value of plan assets	1,843	1,628

Components of Net Periodic Benefit Cost

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007

	(in millions)
Service cost	$30	$30	$33	$1	$1	$2
Interest cost	128	129	126	33	34	34
Expected return on plan assets	(175)	(181)	(183)	(26)	(26)	(25)
Special termination benefits	-	-	1	-	-	-
Curtailment gain	-	-	(1)	-	-	-
Amortization of prior service cost	(3)	(3)	(2)	-	-	-
Recognized actuarial loss	4	5	1	-	-	-

Net periodic benefit cost	$(16)	$(20)	$(25)	$8	$9	$11

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of prior service cost	$(4)	$-
Amortization of actuarial loss, net	15	-

Total	$11	$-

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

Discount rate	5.50%	6.00%	5.50%	6.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Expected long-term return on plan assets	8.00%	8.00%	8.25%	8.00%	8.00%	8.25%
Rate of compensation increase	4.10%	5.10%	4.00%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	9.00%	9.50%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2016	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2009	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2009	20	(17)

Plan Assets

The Company’s overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company’s or MFC’s common stock at December 31, 2009 and 2008.

Fair Value Measurements

Valuation Hierarchy

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

Determination of Fair Value

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed Income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other Types of Investments
Private Equity (c)	129	-	-	129
Timber / Agriculture (d)	79	-	-	79

Total Assets at Fair Value	$1,843	$687	$868	$288

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$18	$18	$-	$-
Equity
Domestic	633	322	311	-
International	209	81	128	-
Fixed Income
Domestic (e)	430	131	226	73
International (f)	116	74	42	-
Other Types of Investments
Private Equity (c)	150	-	-	150
Timber / Agriculture (d)	72	-	-	72

Total Assets at Fair Value	$1,628	$626	$707	$295

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements	(11)	(7)	(1)
Transfers in and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed Income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$306	$74	$225	$7

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$20	$20	$-	$-
Equity
Domestic	99	11	88	-
International	17	9	8	-
Fixed Income
Domestic (e)	102	21	79	2
International (f)	2	1	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$245	$62	$176	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan’s current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan’s long-term goals and desired risk levels.

Asset Class	Initial Target	Dynamic Policy Category

U.S equity	39%	Return-Seeking Assets
International equity	13%	Return-Seeking Assets
Alternatives	13%	Return-Seeking Assets

Total	65%
Fixed Income	35%	Liability-Hedging Assets

Total	100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan’s asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan’s long-term goal of reaching and maintaining fully funded status.

Permitted and Prohibited Investments

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	45%
BB & Lower	8%

Equities

The Plan’s domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Cash Flows

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

	Pension Benefits	Other Postretirement Benefits Gross Payments	Other Postretirement Benefits- Medicare Part D Subsidy

	(in millions)
2010	$210	$49	$3
2011	202	49	3
2012	197	49	4
2013	197	49	4
2014	195	48	4
2015-2019	957	227	18

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income
	(in millions)
2010	$52	$17
2011	46	17
2012	43	17
2013	40	17
2014	30	14
Thereafter	207	4

Total	$418	$86

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 — Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2007	$477	$295	$31	$113	$916
Gross unrealized investment gains (net of deferred income tax expense of $230 million)	428	-	-	-	428
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $124 million)	(229)	-	-	-	(229)
Adjustment for policyholder liabilities (net of deferred income tax expense of $3 million)	4	-	-	-	4
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $28 million)	(53)	-	-	-	(53)
Adjustment for policyholder dividend obligation (net of deferred income tax benefit of $27 million)	(50)	-	-	-	(50)

Net unrealized investment gains	100	-	-	-	100
Foreign currency translation adjustment	-	-	(4)	-	(4)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax expense of $13 million)	-	-	-	24	24
Change in net actuarial gain (net of deferred income tax benefit of $4 million)	-	-	-	(8)	(8)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $39 million)	-	71	-	-	71
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $8 million)	-	(16)	-	-	(16)

Balance at December 31, 2007	$577	$350	$27	$129	$1,083

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,400 million)	2,600	-	-	-	2,600
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $59 million)	(110)	-	-	-	(110)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $289 million)	(537)	-	-	-	(537)

Net unrealized investment gains	2,155	-	-	-	2,155
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2009	2008	2007

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$547	$(3,345)	$815
Equity securities	249	(79)	461
Other investments	(3)	(91)	4

Total (1)	793	(3,515)	1,280

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(368)	458	(159)
Policyholder liabilities	(121)	49	(200)
Policyholder dividend obligation	-	-	(31)
Deferred income taxes	(106)	1,051	(313)

Total	(595)	1,558	(703)

Net unrealized investment gains (losses)	$198	$(1,957)	$577

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$22,729	$247,574

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)
Segment assets	$67,127	$120,637	$25,528	$213,292

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2007
Revenues from external customers	$3,931	$3,525	$768	$8,224
Net investment income	2,246	1,888	705	4,839
Net realized investment and other gains	146	11	150	307
Inter-segment revenues	-	1	(1)	-

Revenues	$6,323	$5,425	$1,622	$13,370

Total net income	$569	$513	$440	$1,522

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$139	$(3)	$74	$210
Carrying value of investments accounted for under the equity method	1,155	369	883	2,407
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	368	377	6	751
Interest expense	1	-	38	39
Income tax expense	281	96	275	652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets
	(in millions)
2009
United States	$10,004	$290	$198	$247,431
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,574

2008
United States	$7,722	$(670)	$234	$213,146
Foreign — other	66	20	-	146

Total	$7,788	$(650)	$234	$213,292

2007
United States	$13,043	$2,155
Foreign — other	327	19

Total	$13,370	$2,174

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2009		2008

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$53,569	$53,569	$47,522	$47,522
Held-for-trading	1,208	1,208	1,057	1,057
Equity securities:
Available-for-sale	558	558	616	616
Mortgage loans on real estate	12,623	13,252	12,472	12,067
Policy loans	4,949	4,949	4,918	4,918
Short-term investments	3,973	3,973	3,670	3,670
Cash and cash equivalents	4,915	4,915	4,850	4,850
Derivatives:
Interest rate swap agreements	1,770	1,770	5,194	5,194
Inflation swaps	70	70	1	1
Cross currency rate swap agreements	242	242	731	731
Foreign exchange forward agreements	43	43	3	3
Interest rate options	1	1	-	-
Total return swap agreements	8	8	-	-
Embedded derivatives	1,711	1,711	4,640	4,640
Assets held in trust	2,290	2,290	2,190	2,190
Separate account assets	122,466	122,466	92,058	92,058

Liabilities:
Consumer notes	1,205	1,234	1,600	1,532
Debt	490	463	487	474
Guaranteed investment contracts and funding agreements	2,701	2,760	4,701	4,603
Fixed-rate deferred and immediate annuities	9,255	8,696	8,283	8,171
Supplementary contracts without life contingencies	51	53	53	51
Derivatives:
Interest rate swap agreements	1,318	1,318	2,101	2,101
Inflation swaps	-	-	128	128
Cross currency rate swap agreements	694	694	846	846
Foreign exchange forward agreements	1	1	3	3
Total return swap agreements	-	-	12	12
Equity swaps	-	-	15	15
Embedded derivatives	1,327	1,327	2,866	2,866
(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.
ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Financial Instruments Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading (1):
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$38,213	$-	$36,421	$1,792
Commercial mortgage-backed securities	4,236	-	3,790	446
Residential mortgage-backed securities	651	-	27	624
Collateralized debt obligations	172	-	84	88
Other asset-backed securities	1,333	-	1,034	299
U.S. Treasury and agency securities	1,483	-	1,483	-
Obligations of states and political subdivisions	168	-	167	1
Debt securities issued by foreign governments	1,266	-	1,204	62

Total fixed maturities available-for-sale	47,522	-	44,210	3,312

Fixed maturities held-for-trading (1):
Corporate securities	834	-	818	16
Commercial mortgage-backed securities	185	-	178	7
Residential mortgage-backed securities	4	-	1	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	20	-	18	2
Debt securities issued by foreign governments	12	-	-	12

Total fixed maturities held-for-trading	1,057	-	1,016	41

Equity securities available-for-sale	616	616	-	-
Short-term investments	3,670	-	3,670	-
Derivative assets (2)	5,929	-	5,718	211
Embedded derivatives (3)	4,640	-	258	4,382
Assets held in trust (4)	2,190	497	1,693	-
Separate account assets (5)	92,058	87,841	1,245	2,972

Total assets at fair value	$157,682	$88,954	$57,810	$10,918

Liabilities:
Derivative liabilities (2)	$3,105	$-	$3,089	$16
Embedded derivatives (3)	2,866	-	-	2,866

Total liabilities at fair value	$5,971	$-	$3,089	$2,882

(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

	Fixed Maturities		Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2009	$3,353		$195		$1,516		$2,972
Net realized/unrealized gains (losses) included in:
Net loss	(6	)(1)	(38	)(4)	(452	)(5)	(493)
Other comprehensive income (loss)	764	(2)	(12)		-		(1)
Purchases, issuances, (sales), and (settlements), net	(335)		-		-		619
Transfers in and/or (out) of Level 3, net (3)	246		(111)		-		-

Balance at December 31, 2009	$4,022		$34		$1,064		$3,097

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009	$5		$(32)		$(452)		$(389)

	Fixed Maturities		Equity Securities	Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2008	$5,023		$4	$(7)		$14		$2,882
Net realized/unrealized gains (losses) included in:
Net (loss) income	(454	)(1)	4	187	(4)	1,502	(5)	(15)
Other comprehensive loss	(899	)(2)	-	-		-		-
Purchases, issuances, (sales), and (settlements), net	(290)		(8)	5		-		105
Transfers in and/or (out) of Level 3, net (3)	(27)		-	10		-		-

Balance at December 31, 2008	$3,353		$-	$195		$1,516		$2,972

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2008	$34		$-	$187		$1,502		$(15)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Dispositions and other, net	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2008	$1,600	$1,307	$156	$3,063
Dispositions and other, net (1)	-	-	(10)	(10)

Balance at December 31, 2008	$1,600	$1,307	$146	$3,053

(1)	The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$2,564	$2,375
Amortization	(15)	(59)
Change in unrealized investment (losses) gains	(342)	248
Adoption of ASC 320 (Note 1)	(36)	-

Balance, end of year	$2,171	$2,564

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2010	$62
2011	65
2012	63
2013	58
2014	50

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

December 31, 2008
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	27	370
Other investment management contracts	64	21	43

Total	$1,356	$48	$1,308

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2009	2008

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,969	$5,739
Net amount at risk related to deposits	208	618
Average attained age of contract holders	50	47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2009	2008

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,472	$16,564
Net amount at risk- net of reinsurance	309	886
Average attained age of contract holders	64	63

Return of net deposits plus a minimum return
In the event of death
Account value	$744	$775
Net amount at risk- net of reinsurance	238	314
Average attained age of contract holders	70	69
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$28,414	$22,944
Net amount at risk- net of reinsurance	696	1,456
Average attained age of contract holders	64	64

Guaranteed Minimum Income Benefit
Account value	$6,293	$5,488
Net amount at risk- net of reinsurance	54	96
Average attained age of contract holders	63	63

Guaranteed Minimum Withdrawal Benefit
Account value	$35,595	$24,769
Net amount at risk	1,012	1,812
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2009	2008

	(in billions)
Type of Fund
Equity	$28	$22
Balanced	22	14
Bond	7	5
Money Market	2	3

Total	$59	$44

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2009	$424	$442	$2,890	$3,756
Incurred guarantee benefits	(192)	(166)	-	(358)
Other reserve changes	(1)	(67)	(2,227)	(2,295)

Balance at December 31, 2009	231	209	663	1,103
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$127	$(968)	$115	$(726)

Balance at January 1, 2008	$140	$160	$568	$868
Incurred guarantee benefits	(126)	(74)	-	(200)
Other reserve changes	410	356	2,322	3,088

Balance at December 31, 2008	424	442	2,890	3,756
Reinsurance recoverable	(259)	(2,056)	(2,352)	(4,667)

Net balance at December 31, 2008	$165	$(1,614)	$538	$(911)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$9,419	$6,718
Capitalization	1,579	1,893
Amortization (1)	(1,119)	398
Change in unrealized investment gains and losses	(704)	410
Adoption of ASC 320 (Note 1)	11	-

Balance, end of year	$9,186	$9,419

(1)	In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$427	$313
Capitalization	63	116
Amortization	(77)	(3)
Change in unrealized investment gains and losses	(12)	1
Adoption of ASC 320 (Note 1)	(22)	-

Balance, end of year	$379	$427

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and 1.5 million Performance Share Units (“PSUs”) were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 – Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December 31,

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events - (continued)

2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

F-84

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2009 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

“Active” sub-accounts

500 Index Trust B Series 0	Financial Services Trust Series 0
500 Index Trust Series 1	Financial Services Trust Series 1
Active Bond Trust Series 0	Franklin Templeton Founding Allocation Trust Series 0
Active Bond Trust Series 1	Franklin Templeton Founding Allocation Trust Series 1
All Cap Core Trust Series 0	Fundamental Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Value Trust Series 1
All Cap Growth Trust Series 0	Global Bond Trust Series 0
All Cap Growth Trust Series 1	Global Bond Trust Series 1
All Cap Value Trust Series 0	Global Trust Series 0
All Cap Value Trust Series 1	Global Trust Series 1
Alpha Opportunities Trust Series 0	Health Sciences Trust Series 0
Alpha Opportunities Trust Series 1	Health Sciences Trust Series 1
American Asset Allocation Trust Series 1	High Yield Trust Series 0
American Blue Chip Income and Growth Trust Series 1	High Yield Trust Series 1
American Bond Trust Series 1	International Core Trust Series 0
American Fundamental Holdings Trust Series 1	International Core Trust Series 1
American Global Diversification Trust Series 1	International Equity Index Trust A Series 1
American Growth Trust Series 1	International Equity Index Trust B Series 0
American Growth-Income Trust Series 1	International Opportunities Trust Series 0
American International Trust Series 1	International Opportunities Trust Series 1
American New World Trust Series 1	International Small Company Trust Series 0
Balanced Trust Series 0	International Small Company Trust Series 1
Blue Chip Growth Trust Series 0	International Value Trust Series 0
Blue Chip Growth Trust Series 1	International Value Trust Series 1
Capital Appreciation Trust Series 0	Investment Quality Bond Trust Series 0
Capital Appreciation Trust Series 1	Investment Quality Bond Trust Series 1
Capital Appreciation Value Trust Series 0	Large Cap Trust Series 0
Capital Appreciation Value Trust Series 1	Large Cap Trust Series 1
Core Allocation Plus Trust Series 0	Large Cap Value Trust Series 0
Core Allocation Plus Trust Series 1	Large Cap Value Trust Series 1
Core Bond Trust Series 0	Lifestyle Aggressive Trust Series 0
Core Bond Trust Series 1	Lifestyle Aggressive Trust Series 1
Core Diversified Growth & Income Trust Series 1	Lifestyle Balanced Trust Series 0
Core Strategy Trust Series 0	Lifestyle Balanced Trust Series 1
Core Strategy Trust Series 1	Lifestyle Conservative Trust Series 0
Disciplined Diversification Trust Series 0	Lifestyle Conservative Trust Series 1
Disciplined Diversification Trust Series 1	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 1
Emerging Markets Value Trust Series 1	Lifestyle Moderate Trust Series 0
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 1
Equity-Income Trust Series 1	Mid Cap Index Trust Series 0

5

Report of Independent Registered Public Accounting Firm

Mid Cap Index Trust Series 1	Small Cap Value Trust Series 0
Mid Cap Stock Trust Series 0	Small Cap Value Trust Series 1
Mid Cap Stock Trust Series 1	Small Company Value Trust Series 0
Mid Value Trust Series 0	Small Company Value Trust Series 1
Mid Value Trust Series 1	Smaller Company Growth Trust Series 0
Money Market Trust B Series 0	Smaller Company Growth Trust Series 1
Money Market Trust Series 1	Strategic Bond Trust Series 0
Natural Resources Trust Series 0	Strategic Bond Trust Series 1
Natural Resources Trust Series 1	Strategic Income Trust Series 0
Optimized All Cap Trust Series 0	Strategic Income Trust Series 1
Optimized All Cap Trust Series 1	Total Bond Market Trust B Series 0
Optimized Value Trust Series 0	Total Return Trust Series 0
Optimized Value Trust Series 1	Total Return Trust Series 1
Overseas Equity Trust Series 0	Total Stock Market Index Trust Series 0
Pacific Rim Trust Series 0	Total Stock Market Index Trust Series 1
Pacific Rim Trust Series 1	U.S. Government Securities Trust Series 0
Real Estate Securities Trust Series 0	U.S. Government Securities Trust Series 1
Real Estate Securities Trust Series 1	U.S. High Yield Bond Trust Series 0
Real Return Bond Trust Series 0	U.S. High Yield Bond Trust Series 1
Real Return Bond Trust Series 1	Utilities Trust Series 0
Science & Technology Trust Series 0	Utilities Trust Series 1
Science & Technology Trust Series 1	Value Trust Series 0
Short-Term Bond Trust Series 0	Value Trust Series 1
Small Cap Growth Trust Series 0	All Asset Portfolio Series 0
Small Cap Growth Trust Series 1	All Asset Portfolio Series 1
Small Cap Index Trust Series 0	Brandes International Equity Trust
Small Cap Index Trust Series 1	Business Opportunity Value Trust
Small Cap Opportunities Trust Series 0	Frontier Capital Appreciation Trust
Small Cap Opportunities Trust Series 1	Large Cap Growth Trust

“Closed” sub-accounts

Classic Value Trust Series 0	International Small Cap Trust Series 0
Classic Value Trust Series 1	International Small Cap Trust Series 1
Core Equity Trust Series 0	Mid Cap Intersection Trust Series 0
Core Equity Trust Series 1	Mid Cap Intersection Trust Series 1
Emerging Small Company Trust Series 0	Mid Cap Value Trust Series 0
Emerging Small Company Trust Series 1	Mid Cap Value Trust Series 1
Global Allocation Trust Series 0	Small Company Trust Series 0
Global Allocation Trust Series 1	Small Company Trust Series 1
Global Real Estate Trust Series 0	U.S. Large Cap Trust Series 0
Global Real Estate Trust Series 1	U.S. Large Cap Trust Series 1
Income & Value Trust Series 0	CSI Equity Trust
Income & Value Trust Series 1

6

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the active sub-accounts as of December 31, 2009, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2009, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 31, 2010

7

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 4,813,446 shares (cost $70,589,557)	$66,955,037
500 Index Trust Series 1 - 2,807,414 shares (cost $29,048,234)	27,344,213
Active Bond Trust Series 0 - 304,578 shares (cost $2,707,703)	2,802,114
Active Bond Trust Series 1 - 1,008,142 shares (cost $9,495,190)	9,274,908
All Cap Core Trust Series 0 - 47,708 shares (cost $713,891)	706,085
All Cap Core Trust Series 1 - 566,775 shares (cost $9,014,944)	8,382,602
All Cap Growth Trust Series 0 - 41,841 shares (cost $589,951)	581,165
All Cap Growth Trust Series 1 - 537,236 shares (cost $7,645,866)	7,456,831
All Cap Value Trust Series 0 - 318,416 shares (cost $1,916,639)	2,244,835
All Cap Value Trust Series 1 - 505,089 shares (cost $3,586,376)	3,576,033
Alpha Opportunities Trust Series 0 - 3,572 shares (cost $53,325)	54,076
Alpha Opportunities Trust Series 1 - 5,375 shares (cost $77,387)	81,384
American Asset Allocation Trust Series 1 - 2,740,839 shares (cost $23,408,246)	27,353,571
American Blue Chip Income and Growth Trust Series 1 - 819,877 shares (cost $9,960,885)	8,411,946
American Bond Trust Series 1 - 438,830 shares (cost $5,309,318)	5,134,314
American Fundamental Holdings Trust Series 1 - 39,330 shares (cost $369,084)	374,032
American Global Diversification Trust Series 1 - 70,616 shares (cost $635,090)	666,617
American Growth Trust Series 1 - 2,827,168 shares (cost $44,984,596)	37,488,254
American Growth-Income Trust Series 1 - 3,733,766 shares (cost $45,950,302)	50,592,525
American International Trust Series 1 - 2,058,382 shares (cost $39,034,710)	31,946,083
American New World Trust Series 1 - 42,793 shares (cost $491,754)	506,673
Balanced Trust Series 0 - 10,338 shares (cost $146,357)	153,313
Blue Chip Growth Trust Series 0 - 456,396 shares (cost $7,282,617)	7,945,860
Blue Chip Growth Trust Series 1 - 1,692,459 shares (cost $27,157,110)	29,533,414
Capital Appreciation Trust Series 0 - 628,529 shares (cost $4,897,389)	5,593,907
Capital Appreciation Trust Series 1 - 2,046,873 shares (cost $17,081,592)	18,217,168
Capital Appreciation Value Trust Series 0 - 90,971 shares (cost $893,753)	1,042,522
Capital Appreciation Value Trust Series 1 - 10,935 shares (cost $116,277)	125,321
Classic Value Trust Series 0	—
Classic Value Trust Series 1	—
Core Allocation Plus Trust Series 0 - 187,642 shares (cost $1,781,353)	1,900,818
Core Allocation Plus Trust Series 1 - 11,889 shares (cost $115,029)	120,436
Core Bond Trust Series 0 - 112,893 shares (cost $1,450,097)	1,490,182
Core Bond Trust Series 1 - 75,601 shares (cost $958,318)	1,000,953
Core Diversified Growth & Income Trust Series 1 - 18,866 shares (cost $210,619)	210,163
Core Equity Trust Series 0	—
Core Equity Trust Series 1	—
Core Strategy Trust Series 0 - 212,736 shares (cost $2,320,446)	2,448,586
Core Strategy Trust Series 1 - 6,571 shares (cost $69,620)	75,637
Disciplined Diversification Trust Series 0 - 573,658 shares (cost $5,413,736)	6,327,448
Disciplined Diversification Trust Series 1 - 7,493 shares (cost $73,281)	82,646
Emerging Markets Value Trust Series 0 - 177,802 shares (cost $2,021,684)	2,402,101
Emerging Markets Value Trust Series 1 - 542,254 shares (cost $5,212,746)	7,331,272
Emerging Small Company Trust Series 0	—
Emerging Small Company Trust Series 1	—

8

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Equity-Income Trust Series 0 - 939,207 shares (cost $11,530,621)	$11,486,502
Equity-Income Trust Series 1 - 2,854,469 shares (cost $42,248,801)	35,024,330
Financial Services Trust Series 0 - 185,787 shares (cost $1,755,665)	1,963,769
Financial Services Trust Series 1 - 205,858 shares (cost $2,036,137)	2,177,974
Franklin Templeton Founding Allocation Trust Series 0 - 318,432 shares (cost $2,609,673)	2,970,970
Franklin Templeton Founding Allocation Trust Series 1 - 35,715 shares (cost $265,941)	333,222
Fundamental Value Trust Series 0 - 544,644 shares (cost $6,698,005)	6,944,210
Fundamental Value Trust Series 1 - 2,652,204 shares (cost $29,277,997)	33,921,686
Global Allocation Trust Series 0	—
Global Allocation Trust Series 1	—
Global Bond Trust Series 0 - 765,141 shares (cost $9,946,487)	9,258,209
Global Bond Trust Series 1 - 654,686 shares (cost $9,067,379)	7,947,891
Global Real Estate Trust Series 0	—
Global Real Estate Trust Series 1	—
Global Trust Series 0 - 186,283 shares (cost $2,569,150)	2,539,033
Global Trust Series 1 - 636,895 shares (cost $9,613,541)	8,687,246
Health Sciences Trust Series 0 - 245,317 shares (cost $3,001,273)	3,304,423
Health Sciences Trust Series 1 - 454,828 shares (cost $5,248,327)	6,112,890
High Yield Trust Series 0 - 660,736 shares (cost $5,077,597)	5,365,173
High Yield Trust Series 1 - 1,392,843 shares (cost $11,658,127)	11,379,527
Income & Value Trust Series 0	—
Income & Value Trust Series 1	—
International Core Trust Series 0 - 473,184 shares (cost $5,101,596)	4,282,316
International Core Trust Series 1 - 1,863,649 shares (cost $22,669,610)	16,921,930
International Equity Index Trust A Series 1 - 503,874 shares (cost $9,146,463)	7,331,369
International Equity Index Trust B Series 0 - 696,902 shares (cost $10,775,521)	10,209,621
International Opportunities Trust Series 0 - 335,655 shares (cost $3,897,513)	3,766,046
International Opportunities Trust Series 1 - 362,642 shares (cost $3,790,357)	4,072,466
International Small Cap Trust Series 0	—
International Small Cap Trust Series 1	—
International Small Company Trust Series 0 - 504,333 shares (cost $4,537,769)	4,433,086
International Small Company Trust Series 1 - 1,055,014 shares (cost $9,495,931)	9,263,025
International Value Trust Series 0 - 569,101 shares (cost $6,891,237)	6,464,991
International Value Trust Series 1 - 1,768,675 shares (cost $27,957,453)	20,198,265
Investment Quality Bond Trust Series 0 - 352,050 shares (cost $3,806,502)	3,893,677
Investment Quality Bond Trust Series 1 - 1,577,741 shares (cost $18,214,635)	17,497,145
Large Cap Trust Series 0 - 139,035 shares (cost $1,517,095)	1,522,435
Large Cap Trust Series 1 - 1,283,346 shares (cost $19,279,815)	14,091,141
Large Cap Value Trust Series 0 - 638,083 shares (cost $10,480,610)	9,762,675
Large Cap Value Trust Series 1 - 482,980 shares (cost $8,509,296)	7,389,601
Lifestyle Aggressive Trust Series 0 - 7,456,929 shares (cost $54,801,390)	54,435,579
Lifestyle Aggressive Trust Series 1 - 2,456,250 shares (cost $22,485,211)	17,930,628
Lifestyle Balanced Trust Series 0 - 11,453,041 shares (cost $127,948,351)	123,807,369

9

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Balanced Trust Series 1 - 5,992,247 shares (cost $75,054,538)	$64,656,349
Lifestyle Conservative Trust Series 0 - 1,135,594 shares (cost $12,977,853)	13,445,432
Lifestyle Conservative Trust Series 1 - 534,864 shares (cost $6,260,523)	6,327,445
Lifestyle Growth Trust Series 0 - 20,443,195 shares (cost $234,004,952)	211,587,068
Lifestyle Growth Trust Series 1 - 8,634,519 shares (cost $108,387,406)	89,280,928
Lifestyle Moderate Trust Series 0 - 2,194,664 shares (cost $23,741,132)	24,470,508
Lifestyle Moderate Trust Series 1 - 1,326,225 shares (cost $15,359,507)	14,787,406
Mid Cap Index Trust Series 0 - 431,993 shares (cost $6,358,670)	6,138,614
Mid Cap Index Trust Series 1 - 737,056 shares (cost $12,175,886)	10,480,930
Mid Cap Intersection Trust Series 0	—
Mid Cap Intersection Trust Series 1	—
Mid Cap Stock Trust Series 0 - 556,560 shares (cost $6,389,956)	6,417,141
Mid Cap Stock Trust Series 1 - 1,579,455 shares (cost $23,123,792)	18,132,142
Mid Cap Value Trust Series 0	—
Mid Cap Value Trust Series 1	—
Mid Value Trust Series 0 - 700,728 shares (cost $5,591,979)	6,846,115
Mid Value Trust Series 1 - 1,164,202 shares (cost $8,509,966)	11,409,177
Money Market Trust B Series 0 - 100,766,835 shares (cost $100,766,835)	100,766,835
Money Market Trust Series 1 - 8,119,354 shares (cost $81,193,542)	81,193,542
Natural Resources Trust Series 0 - 1,160,100 shares (cost $11,131,835)	12,726,294
Natural Resources Trust Series 1 - 983,847 shares (cost $7,681,669)	10,969,899
Optimized All Cap Trust Series 0 - 487,773 shares (cost $6,060,036)	5,336,237
Optimized All Cap Trust Series 1 - 53,660 shares (cost $693,922)	584,890
Optimized Value Trust Series 0 - 21,710 shares (cost $196,108)	191,702
Optimized Value Trust Series 1 - 72,190 shares (cost $674,665)	637,435
Overseas Equity Trust Series 0 - 286,615 shares (cost $2,691,417)	2,722,847
Pacific Rim Trust Series 0 - 432,760 shares (cost $3,166,238)	3,410,146
Pacific Rim Trust Series 1 - 1,228,740 shares (cost $8,531,222)	9,633,323
Real Estate Securities Trust Series 0 - 778,438 shares (cost $7,514,771)	6,935,886
Real Estate Securities Trust Series 1 - 2,599,829 shares (cost $42,500,716)	23,294,468
Real Return Bond Trust Series 0 - 343,161 shares (cost $4,076,295)	4,066,454
Real Return Bond Trust Series 1 - 336,123 shares (cost $4,340,786)	4,026,751
Science & Technology Trust Series 0 - 216,135 shares (cost $2,509,675)	2,941,591
Science & Technology Trust Series 1 - 1,186,788 shares (cost $14,891,910)	16,104,706
Short-Term Bond Trust Series 0 - 229,005 shares (cost $1,768,770)	1,804,562
Small Cap Growth Trust Series 0 - 651,089 shares (cost $4,255,936)	5,410,553
Small Cap Growth Trust Series 1 - 155,601 shares (cost $972,767)	1,289,932
Small Cap Index Trust Series 0 - 394,993 shares (cost $4,588,105)	4,400,225
Small Cap Index Trust Series 1 - 608,775 shares (cost $8,365,663)	6,781,759
Small Cap Opportunities Trust Series 0 - 86,414 shares (cost $1,178,284)	1,297,069
Small Cap Opportunities Trust Series 1 - 358,423 shares (cost $6,281,093)	5,412,188
Small Cap Value Trust Series 0 - 381,243 shares (cost $5,118,967)	5,722,457
Small Cap Value Trust Series 1 - 173,208 shares (cost $2,358,839)	2,605,053
Small Company Trust Series 0	—
Small Company Trust Series 1	—

10

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Small Company Value Trust Series 0 - 415,786 shares (cost $6,162,341)	$5,916,635
Small Company Value Trust Series 1 - 1,132,507 shares (cost $18,823,189)	16,149,546
Smaller Company Growth Trust Series 0 - 137,853 shares (cost $1,874,064)	1,971,295
Smaller Company Growth Trust Series 1 - 2,010,993 shares (cost $27,330,810)	28,757,207
Strategic Bond Trust Series 0 - 226,174 shares (cost $2,202,844)	2,162,222
Strategic Bond Trust Series 1 - 951,055 shares (cost $10,412,377)	9,130,127
Strategic Income Trust Series 0 - 276,931 shares (cost $3,494,118)	3,680,414
Strategic Income Trust Series 1 - 144,517 shares (cost $1,877,442)	1,923,528
Total Bond Market Trust B Series 0 - 832,111 shares (cost $8,454,400)	8,296,145
Total Return Trust Series 0 - 1,354,068 shares (cost $18,586,948)	18,889,252
Total Return Trust Series 1 - 2,139,725 shares (cost $29,227,233)	29,934,757
Total Stock Market Index Trust Series 0 - 288,299 shares (cost $2,829,416)	2,917,588
Total Stock Market Index Trust Series 1 - 639,973 shares (cost $6,985,466)	6,476,527
U.S. Government Securities Trust Series 0 - 359,152 shares (cost $4,472,806)	4,460,668
U.S. Government Securities Trust Series 1 - 933,651 shares (cost $12,046,168)	11,642,623
U.S. High Yield Bond Trust Series 0 - 224,339 shares (cost $2,483,373)	2,757,131
U.S. High Yield Bond Trust Series 1 - 206,872 shares (cost $2,569,049)	2,540,388
U.S. Large Cap Trust Series 0	—
U.S. Large Cap Trust Series 1	—
Utilities Trust Series 0 - 415,561 shares (cost $4,344,533)	4,325,990
Utilities Trust Series 1 - 538,482 shares (cost $4,653,834)	5,616,370
Value Trust Series 0 - 178,763 shares (cost $2,375,424)	2,449,059
Value Trust Series 1 - 1,044,843 shares (cost $19,654,499)	14,335,243

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio Series 0 - 359,347 shares (cost $3,674,530)	$3,776,734
All Asset Portfolio Series 1 - 230,949 shares (cost $2,477,499)	2,427,274
Brandes International Equity Trust - 190,515 shares (cost $2,292,342)	2,204,255
Business Opportunity Value Trust - 211,661 shares (cost $1,958,727)	2,010,780
CSI Equity Trust - 0 shares (cost $0)	—
Frontier Capital Appreciation Trust - 77,859 shares (cost $1,538,567)	1,593,765
Large Cap Growth Trust - 104,286 shares (cost $1,347,755)	1,380,753

Total assets	$1,866,597,800

Contract Owners’ Equity
Variable universal life insurance contracts	$1,866,597,800

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,240,889	$1,298,309	$412,843	$236,934

Net investment income (loss)	1,240,889	1,298,309	412,843	236,934

Realized gains (losses) on investments:
Capital gain distributions	—	353,891	—	—
Net realized gains (losses)	(2,877,884)	(429,550)	(1,339,916)	664,050

Realized gains (losses)	(2,877,884)	(75,659)	(1,339,916)	664,050
Unrealized appreciation (depreciation) during the period	14,447,304	(26,772,535)	6,726,713	(15,482,268)

Net increase (decrease) in assets from operations	12,810,309	(25,549,885)	5,799,640	(14,581,284)

Changes from principal transactions:
Transfer of net premiums	6,880,187	7,077,119	2,107,273	2,562,856
Transfer on terminations	(7,914,555)	(6,745,672)	(3,949,912)	(3,902,242)
Transfer on policy loans	(140,361)	(41,492)	(97,304)	(144,480)
Net interfund transfers	9,624,866	5,766,554	(557,397)	(1,435,175)

Net increase (decrease) in assets from principal transactions	8,450,137	6,056,509	(2,497,340)	(2,919,041)

Total increase (decrease) in assets	21,260,446	(19,493,376)	3,302,300	(17,500,325)

Assets, beginning of period	45,694,591	65,187,967	24,041,913	41,542,238

Assets, end of period	$66,955,037	$45,694,591	$27,344,213	$24,041,913

See accompanying notes.

12

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$183,094	$85,858	$628,023	$524,146	$208,648	$83,593

183,094	85,858	628,023	524,146	208,648	83,593

—	—	—	—	—	4,679
33,744	(35,816)	(140,138)	(154,456)	(44,868)	(35,344)

33,744	(35,816)	(140,138)	(154,456)	(44,868)	(30,665)
328,482	(209,510)	1,446,789	(1,426,280)	393,264	(289,772)

545,320	(159,468)	1,934,674	(1,056,590)	557,044	(236,844)

424,049	336,514	372,190	481,953	365,942	396,979
(209,273)	(181,110)	(1,140,832)	(1,366,501)	(196,062)	(87,692)
(148,688)	(12,015)	18,665	(21,780)	(46,507)	—
634,823	747,228	(202,034)	(600,640)	1,469,439	1,442,804

700,911	890,617	(952,011)	(1,506,968)	1,592,812	1,752,091

1,246,231	731,149	982,663	(2,563,558)	2,149,856	1,515,247

1,555,883	824,734	8,292,245	10,855,803	1,626,878	111,631

$2,802,114	$1,555,883	$9,274,908	$8,292,245	$3,776,734	$1,626,878

13

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Asset Portfolio Series 1		All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$134,944	$108,745	$9,470	$9,508

Net investment income (loss)	134,944	108,745	9,470	9,508

Realized gains (losses) on investments:
Capital gain distributions	—	8,681	—	—
Net realized gains (losses)	(40,042)	(505,546)	(47,003)	(27,745)

Realized gains (losses)	(40,042)	(496,865)	(47,003)	(27,745)
Unrealized appreciation (depreciation) during the period	219,023	(254,599)	178,667	(179,503)

Net increase (decrease) in assets from operations	313,925	(642,719)	141,134	(197,740)

Changes from principal transactions:
Transfer of net premiums	102,936	274,566	174,372	159,648
Transfer on terminations	(247,070)	(203,883)	(78,884)	(73,602)
Transfer on policy loans	—	—	(5,944)	(2,346)
Net interfund transfers	843,553	626,093	72,891	158,899

Net increase (decrease) in assets from principal transactions	699,419	696,776	162,435	242,599

Total increase (decrease) in assets	1,013,344	54,057	303,569	44,859

Assets, beginning of period	1,413,930	1,359,873	402,516	357,657

Assets, end of period	$2,427,274	$1,413,930	$706,085	$402,516

See accompanying notes.

14

Sub-Account
All Cap Core Trust Series 1		All Cap Growth Trust Series 0		All Cap Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$119,292	$178,661	$3,980	$1,786	$49,019	$33,723

119,292	178,661	3,980	1,786	49,019	33,723

—	—	—	—	—	—
191,579	589,407	(52,786)	(32,839)	79,654	475,220

191,579	589,407	(52,786)	(32,839)	79,654	475,220
1,606,661	(5,864,051)	142,029	(168,886)	1,230,468	(6,553,936)

1,917,532	(5,095,983)	93,223	(199,939)	1,359,141	(6,044,993)

553,329	709,836	125,520	111,469	609,865	808,234
(1,252,562)	(1,520,755)	(96,547)	(46,554)	(1,051,993)	(2,806,364)
46,357	7,586	(5,158)	(11)	2,814	(95,132)
(175,400)	(578,526)	121,982	156,597	(959,405)	(431,759)

(828,276)	(1,381,859)	145,797	221,501	(1,398,719)	(2,525,021)

1,089,256	(6,477,842)	239,020	21,562	(39,578)	(8,570,014)

7,293,346	13,771,188	342,145	320,583	7,496,409	16,066,423

$8,382,602	$7,293,346	$581,165	$342,145	$7,456,831	$7,496,409

15

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 0		All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$11,290	$10,519	$16,804	$28,700

Net investment income (loss)	11,290	10,519	16,804	28,700

Realized gains (losses) on investments:
Capital gain distributions	—	20,892	—	79,336
Net realized gains (losses)	(278,402)	(231,634)	(1,325,265)	(311,700)

Realized gains (losses)	(278,402)	(210,742)	(1,325,265)	(232,364)
Unrealized appreciation (depreciation) during the period	745,478	(137,514)	2,096,157	(820,371)

Net increase (decrease) in assets from operations	478,366	(337,737)	787,696	(1,024,035)

Changes from principal transactions:
Transfer of net premiums	463,323	241,559	320,606	178,472
Transfer on terminations	(299,378)	(171,563)	(485,655)	(242,944)
Transfer on policy loans	(23,528)	(20)	(32,258)	(19,305)
Net interfund transfers	554,093	580,296	166,936	415,114

Net increase (decrease) in assets from principal transactions	694,510	650,272	(30,371)	331,337

Total increase (decrease) in assets	1,172,876	312,535	757,325	(692,698)

Assets, beginning of period	1,071,959	759,424	2,818,708	3,511,406

Assets, end of period	$2,244,835	$1,071,959	$3,576,033	$2,818,708

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

16

Sub-Account
Alpha Opportunities Trust Series 0	Alpha Opportunities Trust Series 1	American Asset Allocation Trust Series 1
Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$53	$156	$488,093	$51,968

53	156	488,093	51,968

—	—	61,686	—
190	8	49,610	(87,796)

190	8	111,296	(87,796)
750	3,998	4,196,228	(250,903)

993	4,162	4,795,617	(286,731)

769	153	1,886,611	145,173
(475)	(432)	(3,076,295)	(33,820)
—	—	111,160	1,737
52,789	77,501	21,747,860	2,062,259

53,083	77,222	20,669,336	2,175,349

54,076	81,384	25,464,953	1,888,618

—	—	1,888,618	—

$54,076	$81,384	$27,353,571	$1,888,618

17

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$118,121	$341,519	$130,519	$444,417

Net investment income (loss)	118,121	341,519	130,519	444,417

Realized gains (losses) on investments:
Capital gain distributions	494,420	84,709	—	122
Net realized gains (losses)	(1,471,031)	(406,576)	(285,935)	(68,563)

Realized gains (losses)	(976,611)	(321,867)	(285,935)	(68,441)
Unrealized appreciation (depreciation) during the period	2,705,937	(3,386,392)	725,283	(847,955)

Net increase (decrease) in assets from operations	1,847,447	(3,366,740)	569,867	(471,979)

Changes from principal transactions:
Transfer of net premiums	1,300,318	862,591	579,732	604,113
Transfer on terminations	(972,946)	(614,284)	(564,856)	(382,198)
Transfer on policy loans	(58,597)	(24,822)	(29,339)	(635)
Net interfund transfers	(181,616)	1,346,775	(132,030)	1,019,409

Net increase (decrease) in assets from principal transactions	87,159	1,570,260	(146,493)	1,240,689

Total increase (decrease) in assets	1,934,606	(1,796,480)	423,374	768,710

Assets, beginning of period	6,477,340	8,273,820	4,710,940	3,942,230

Assets, end of period	$8,411,946	$6,477,340	$5,134,314	$4,710,940

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

18

Sub-Account
American Fundamental Holdings Trust Series 1	American Global Diversification Trust Series 1	American Growth Trust Series 1
Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4,083	$10,246	$81,152	$947,153

4,083	10,246	81,152	947,153

—	—	5,136,010	478,682
3,231	112,847	(13,064,652)	401,709

3,231	112,847	(7,928,642)	880,391
4,948	31,526	17,497,789	(27,138,280)

12,262	154,619	9,650,299	(25,310,736)

30,131	16,772	4,459,385	5,519,954
(6,337)	(46,572)	(4,733,689)	(3,922,909)
—	—	(179,651)	(184,608)
337,976	541,798	(5,526,094)	11,085,655

361,770	511,998	(5,980,049)	12,498,092

374,032	666,617	3,670,250	(12,812,644)

—	—	33,818,004	46,630,648

$374,032	$666,617	$37,488,254	$33,818,004

19

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth-Income Trust Series 1		American International Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$535,529	$383,402	$307,758	$1,210,953

Net investment income (loss)	535,529	383,402	307,758	1,210,953

Realized gains (losses) on investments:
Capital gain distributions	1,243,813	292,900	5,205,550	581,568
Net realized gains (losses)	(1,976,335)	(674,691)	(3,522,704)	433,301

Realized gains (losses)	(732,522)	(381,791)	1,682,846	1,014,869
Unrealized appreciation (depreciation) during the period	11,566,317	(7,854,382)	7,306,992	(18,227,338)

Net increase (decrease) in assets from operations	11,369,324	(7,852,771)	9,297,596	(16,001,516)

Changes from principal transactions:
Transfer of net premiums	4,348,195	2,867,750	3,106,145	3,487,782
Transfer on terminations	(4,441,614)	(1,669,596)	(3,215,582)	(3,463,246)
Transfer on policy loans	(98,587)	(42,713)	(216,584)	(152,318)
Net interfund transfers	26,669,181	1,407,589	974,865	2,655,640

Net increase (decrease) in assets from principal transactions	26,477,175	2,563,030	648,844	2,527,858

Total increase (decrease) in assets	37,846,499	(5,289,741)	9,946,440	(13,473,658)

Assets, beginning of period	12,746,026	18,035,767	21,999,643	35,473,301

Assets, end of period	$50,592,525	$12,746,026	$31,946,083	$21,999,643

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

20

Sub-Account
American New World Trust Series 1	Balanced Trust Series 0	Blue Chip Growth Trust Series 0
Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4,905	$1,394	$10,258	$15,823

4,905	1,394	10,258	15,823

—	2,301	—	57,513
76,471	1,778	(488,410)	(246,274)

76,471	4,079	(488,410)	(188,761)
14,919	6,955	2,554,080	(2,003,765)

96,295	12,428	2,075,928	(2,176,703)

19,193	4,753	1,482,181	1,100,402
(51,909)	(5,175)	(624,007)	(436,314)
(989)	—	(70,531)	(20,304)
444,083	141,307	1,562,456	2,236,089

410,378	140,885	2,350,099	2,879,873

506,673	153,313	4,426,027	703,170

—	—	3,519,833	2,816,663

$506,673	$153,313	$7,945,860	$3,519,833

21

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Blue Chip Growth Trust Series 1		Brandes International Equity Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$39,798	$106,651	$47,539	$38,014

Net investment income (loss)	39,798	106,651	47,539	38,014

Realized gains (losses) on investments:
Capital gain distributions	—	574,909	—	89,445
Net realized gains (losses)	445,068	800,914	(146,668)	(192,677)

Realized gains (losses)	445,068	1,375,823	(146,668)	(103,232)
Unrealized appreciation (depreciation) during the period	9,216,755	(19,194,224)	384,652	(391,621)

Net increase (decrease) in assets from operations	9,701,621	(17,711,750)	285,523	(456,839)

Changes from principal transactions:
Transfer of net premiums	1,913,499	2,396,764	323,249	216,906
Transfer on terminations	(4,653,727)	(3,962,406)	(210,462)	(98,410)
Transfer on policy loans	(24,812)	(104,686)	1,244	246
Net interfund transfers	(521,721)	(224,919)	991,635	(203,515)

Net increase (decrease) in assets from principal transactions	(3,286,761)	(1,895,247)	1,105,666	(84,773)

Total increase (decrease) in assets	6,414,860	(19,606,997)	1,391,189	(541,612)

Assets, beginning of period	23,118,554	42,725,551	813,066	1,354,678

Assets, end of period	$29,533,414	$23,118,554	$2,204,255	$813,066

See accompanying notes.

22

Sub-Account
Business Opportunity Value Trust		Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$9,368	$285	$12,707	$10,356	$41,554	$83,269

9,368	285	12,707	10,356	41,554	83,269

—	19,554	—	—	—	—
(36,445)	(71,570)	(69,489)	(39,445)	(970,442)	(174,999)

(36,445)	(52,016)	(69,489)	(39,445)	(970,442)	(174,999)
328,530	(245,963)	1,240,947	(614,383)	6,608,420	(7,984,392)

301,453	(297,694)	1,184,165	(643,472)	5,679,532	(8,076,122)

253,002	197,308	768,816	351,746	1,296,800	1,469,953
(147,786)	(83,500)	(275,081)	(235,185)	(3,556,054)	(2,715,858)
2,456	—	(45,715)	(4,739)	110,956	(85,624)
879,771	158,467	2,420,749	885,025	1,686,176	(524,428)

987,443	272,275	2,868,769	996,847	(462,122)	(1,855,957)

1,288,896	(25,419)	4,052,934	353,375	5,217,410	(9,932,079)

721,884	747,303	1,540,973	1,187,598	12,999,758	22,931,837

$2,010,780	$721,884	$5,593,907	$1,540,973	$18,217,168	$12,999,758

23

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust Series 0		Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Income:
Dividend income distribution	$19,879	$1,846	$2,262	$160

Net investment income (loss)	19,879	1,846	2,262	160

Realized gains (losses) on investments:
Capital gain distributions	4,775	—	562	—
Net realized gains (losses)	(10,773)	(19,552)	(489)	(40)

Realized gains (losses)	(5,998)	(19,552)	73	(40)
Unrealized appreciation (depreciation) during the period	172,332	(23,563)	10,612	(1,568)

Net increase (decrease) in assets from operations	186,213	(41,269)	12,947	(1,448)

Changes from principal transactions:
Transfer of net premiums	99,449	8,457	1,685	290
Transfer on terminations	(59,233)	(3,915)	(5,636)	(392)
Transfer on policy loans	(23,675)	1,742	—	—
Net interfund transfers	458,636	416,117	95,648	22,227

Net increase (decrease) in assets from principal transactions	475,177	422,401	91,697	22,125

Total increase (decrease) in assets	661,390	381,132	104,644	20,677

Assets, beginning of period	381,132	—	20,677	—

Assets, end of period	$1,042,522	$381,132	$125,321	$20,677

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ah)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

See accompanying notes.

24

Sub-Account
Classic Value Trust Series 0		Classic Value Trust Series 1		Core Allocation Plus Trust Series 0
Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$16,587	$40,348	$15,581	$41,363	$27,929	$138

16,587	40,348	15,581	41,363	27,929	138

—	19,453	—	35,638	61,653	—
(1,142,690)	(278,272)	(1,667,917)	(2,092,736)	23,084	(4,559)

(1,142,690)	(258,819)	(1,667,917)	(2,057,098)	84,737	(4,559)
1,103,244	(659,924)	1,605,084	372,286	117,544	1,921

(22,859)	(878,395)	(47,252)	(1,643,449)	230,210	(2,500)

139,549	333,404	103,313	301,680	203,259	329
(53,428)	(119,936)	(31,134)	(155,125)	(84,887)	(701)
4,444	(33,571)	3,628	(11,289)	(28,063)	—
(1,530,009)	496,240	(1,532,161)	(6,231,591)	1,412,768	170,403

(1,439,444)	676,137	(1,456,354)	(6,096,325)	1,503,077	170,031

(1,462,303)	(202,258)	(1,503,606)	(7,739,774)	1,733,287	167,531

1,462,303	1,664,561	1,503,606	9,243,380	167,531	—

—	$1,462,303	—	$1,503,606	$1,900,818	$167,531

25

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Allocation Plus Trust Series 1		Core Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,749	$131	$33,694	$23,310

Net investment income (loss)	1,749	131	33,694	23,310

Realized gains (losses) on investments:
Capital gain distributions	3,977	—	—	—
Net realized gains (losses)	(5,426)	(145)	17,625	(1,126)

Realized gains (losses)	(1,449)	(145)	17,625	(1,126)
Unrealized appreciation (depreciation) during the period	11,410	(6,002)	48,062	(7,216)

Net increase (decrease) in assets from operations	11,710	(6,016)	99,381	14,968

Changes from principal transactions:
Transfer of net premiums	5,242	170	191,712	91,354
Transfer on terminations	(2,077)	(463)	(122,123)	(24,917)
Transfer on policy loans	—	—	(785)	—
Net interfund transfers	87,572	24,298	782,065	384,837

Net increase (decrease) in assets from principal transactions	90,737	24,005	850,869	451,274

Total increase (decrease) in assets	102,447	17,989	950,250	466,242

Assets, beginning of period	17,989	—	539,932	73,690

Assets, end of period	$120,436	$17,989	$1,490,182	$539,932

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(at)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.
(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.

See accompanying notes.

26

Sub-Account
Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1	Core Equity Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08

$36,328	$40,944	$2,964	$9,112	$110,769

36,328	40,944	2,964	9,112	110,769

—	—	—	—	8,298
71,996	(614)	1,031	(424,803)	(130,302)

71,996	(614)	1,031	(424,803)	(122,004)
46,411	(2,701)	(456)	415,456	(373,237)

154,735	37,629	3,539	(235)	(384,472)

114,794	17,887	17,657	57,935	138,637
(2,575,542)	(15,200)	(5,630)	(23,543)	(99,556)
(4,150)	(10,807)	—	362	(3,397)
2,327,238	851,287	194,597	(592,683)	526,478

(137,660)	843,167	206,624	(557,929)	562,162

17,075	880,796	210,163	(558,164)	177,690

983,878	103,082	—	558,164	380,474

$1,000,953	$983,878	$210,163	—	$558,164

27

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Equity Trust Series 1		Core Strategy Trust Series 0
	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Income:
Dividend income distribution	$8,911	$161,805	$43,990	$5,078

Net investment income (loss)	8,911	161,805	43,990	5,078

Realized gains (losses) on investments:
Capital gain distributions	—	32,653	3,840	—
Net realized gains (losses)	(1,100,803)	(103,085)	36,343	(4,425)

Realized gains (losses)	(1,100,803)	(70,432)	40,183	(4,425)
Unrealized appreciation (depreciation) during the period	1,091,669	(925,411)	167,125	(38,985)

Net increase (decrease) in assets from operations	(223)	(834,038)	251,298	(38,332)

Changes from principal transactions:
Transfer of net premiums	25,526	167,292	562,766	85,766
Transfer on terminations	(37,200)	(69,830)	(171,646)	(8,044)
Transfer on policy loans	(13,389)	(10,564)	(159)	—
Net interfund transfers	(788,435)	48,611	1,492,032	274,905

Net increase (decrease) in assets from principal transactions	(813,498)	135,509	1,882,993	352,627

Total increase (decrease) in assets	(813,721)	(698,529)	2,134,291	314,295

Assets, beginning of period	813,721	1,512,250	314,295	—

Assets, end of period	—	$813,721	$2,448,586	$314,295

(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(as)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.

See accompanying notes.

28

Sub-Account
Core Strategy Trust Series 1		CSI Equity Trust		Disciplined Diversification Trust Series 0
Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$1,375	$88	—	$28,751	$121,582	$21,084

1,375	88	—	28,751	121,582	21,084

709	—	—	2,408	41,642	1,059
22,350	(28)	(286,630)	(4,798)	30,091	(102,725)

23,059	(28)	(286,630)	(2,390)	71,733	(101,666)
7,224	(1,207)	884,053	(811,330)	867,901	45,811

31,658	(1,147)	597,423	(784,969)	1,061,216	(34,771)

35,397	170	1,842,785	1,080,467	967,280	66,570
(9,865)	(93)	(181,212)	(116,268)	(280,796)	(15,715)
—	—	—	—	(32,469)	—
13,101	6,416	(4,388,019)	222,091	2,851,165	1,744,968

38,633	6,493	(2,726,446)	1,186,290	3,505,180	1,795,823

70,291	5,346	(2,129,023)	401,321	4,566,396	1,761,052

5,346	—	2,129,023	1,727,702	1,761,052	—

$75,637	$5,346	—	$2,129,023	$6,327,448	$1,761,052

29

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Disciplined Diversification Trust Series 1		Dynamic Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/08 (ad)
Income:
Dividend income distribution	$1,576	$66	—

Net investment income (loss)	1,576	66	—

Realized gains (losses) on investments:
Capital gain distributions	552	3	—
Net realized gains (losses)	726	(22)	(22,599)

Realized gains (losses)	1,278	(19)	(22,599)
Unrealized appreciation (depreciation) during the period	10,609	(1,245)	688

Net increase (decrease) in assets from operations	13,463	(1,198)	(21,911)

Changes from principal transactions:
Transfer of net premiums	3,492	170	48,928
Transfer on terminations	(4,207)	(93)	(17,702)
Transfer on policy loans	—	—	(4,852)
Net interfund transfers	64,566	6,453	(241,639)

Net increase (decrease) in assets from principal transactions	63,851	6,530	(215,265)

Total increase (decrease) in assets	77,314	5,332	(237,176)

Assets, beginning of period	5,332	—	237,176

Assets, end of period	$82,646	$5,332	—

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ad)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(p)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

30

Sub-Account
Dynamic Growth Trust Series 1	Emerging Growth Trust Series 0	Emerging Growth Trust Series 1
Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/08 (p)	Year Ended Dec. 31/08 (p)

—	$3,024	$3,098

—	3,024	3,098

—	6,720	7,054
561,941	(622,693)	(613,413)

561,941	(615,973)	(606,359)
(1,161,123)	84,808	133,129

(599,182)	(528,141)	(470,132)

113,963	230,106	104,728
(171,136)	(74,159)	(146,569)
(16,151)	(4,833)	979
(5,522,701)	(159,147)	(503,464)

(5,596,025)	(8,033)	(544,326)

(6,195,207)	(536,174)	(1,014,458)

6,195,207	536,174	1,014,458

—	—	—

31

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,790	$18,587	$4,180	$59,678

Net investment income (loss)	1,790	18,587	4,180	59,678

Realized gains (losses) on investments:
Capital gain distributions	1,071	1,284	5,652	1,884
Net realized gains (losses)	(124,238)	(48,808)	(177,177)	(210,857)

Realized gains (losses)	(123,167)	(47,524)	(171,525)	(208,973)
Unrealized appreciation (depreciation) during the period	816,828	(433,777)	3,351,793	(1,186,265)

Net increase (decrease) in assets from operations	695,451	(462,714)	3,184,448	(1,335,560)

Changes from principal transactions:
Transfer of net premiums	267,852	223,262	381,751	226,619
Transfer on terminations	(131,486)	(69,796)	(120,398)	(106,276)
Transfer on policy loans	(20,818)	(14,501)	(13,229)	(9,383)
Net interfund transfers	1,083,403	417,547	1,111,487	2,952,009

Net increase (decrease) in assets from principal transactions	1,198,951	556,512	1,359,611	3,062,969

Total increase (decrease) in assets	1,894,402	93,798	4,544,059	1,727,409

Assets, beginning of period	507,699	413,901	2,787,213	1,059,804

Assets, end of period	$2,402,101	$507,699	$7,331,272	$2,787,213

(aj)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

32

Sub-Account
Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$202,600	$196,034

—	—	—	—	202,600	196,034

—	611	—	20,057	—	152,584
(336,522)	(73,778)	(16,772,214)	(4,665,443)	(1,237,613)	(353,066)

(336,522)	(73,167)	(16,772,214)	(4,645,386)	(1,237,613)	(200,482)
716,701	(611,768)	22,973,701	(14,682,499)	3,382,292	(2,785,029)

380,179	(684,935)	6,201,487	(19,327,885)	2,347,279	(2,789,477)

204,164	256,943	1,662,440	2,165,788	1,526,161	1,528,075
(149,122)	(82,000)	(3,456,445)	(5,393,113)	(855,612)	(606,004)
(1,026)	(5,176)	376,947	(189,548)	(61,033)	(16,286)
(1,529,441)	431,555	(28,618,567)	(1,331,455)	2,554,699	2,093,707

(1,475,425)	601,322	(30,035,625)	(4,748,328)	3,164,215	2,999,492

(1,095,246)	(83,613)	(23,834,138)	(24,076,213)	5,511,494	210,015

1,095,246	1,178,859	23,834,138	47,910,351	5,975,008	5,764,993

—	$1,095,246	—	$23,834,138	$11,486,502	$5,975,008

33

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$675,597	$1,113,322	$12,599	$15,973

Net investment income (loss)	675,597	1,113,322	12,599	15,973

Realized gains (losses) on investments:
Capital gain distributions	—	1,245,979	—	49,865
Net realized gains (losses)	(3,776,761)	70,680	(430,863)	(248,027)

Realized gains (losses)	(3,776,761)	1,316,659	(430,863)	(198,162)
Unrealized appreciation (depreciation) during the period	11,027,013	(21,830,957)	959,394	(579,492)

Net increase (decrease) in assets from operations	7,925,849	(19,400,976)	541,130	(761,681)

Changes from principal transactions:
Transfer of net premiums	1,925,599	2,597,704	311,029	431,819
Transfer on terminations	(6,786,359)	(5,844,611)	(176,799)	(103,275)
Transfer on policy loans	179,600	(1,242,603)	(51,478)	(13,687)
Net interfund transfers	(1,579,474)	(742,769)	(29,034)	1,014,875

Net increase (decrease) in assets from principal transactions	(6,260,634)	(5,232,279)	53,718	1,329,732

Total increase (decrease) in assets	1,665,215	(24,633,255)	594,848	568,051

Assets, beginning of period	33,359,115	57,992,370	1,368,921	800,870

Assets, end of period	$35,024,330	$33,359,115	$1,963,769	$1,368,921

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

34

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$13,265	$27,901	$107,190	$28,134	$11,958	$4,848

13,265	27,901	107,190	28,134	11,958	4,848

—	150,024	—	—	—	—
(1,146,419)	(679,396)	6,378	(49,106)	(13,651)	(407)

(1,146,419)	(529,372)	6,378	(49,106)	(13,651)	(407)
1,750,148	(938,673)	448,789	(87,491)	92,619	(25,337)

616,994	(1,440,144)	562,357	(108,463)	90,926	(20,896)

155,261	225,444	567,880	61,995	821	—
(238,893)	(265,474)	(297,809)	(64,302)	(46,226)	(1,328)
(35,643)	(21,786)	796	249	—	—
(368,078)	361,663	1,317,689	930,578	151,589	158,336

(487,353)	299,847	1,588,556	928,520	106,184	157,008

129,641	(1,140,297)	2,150,913	820,057	197,110	136,112

2,048,333	3,188,630	820,057	—	136,112	—

$2,177,974	$2,048,333	$2,970,970	$820,057	$333,222	$136,112

35

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$544	—	$57,534	$49,383

Net investment income (loss)	544	—	57,534	49,383

Realized gains (losses) on investments:
Capital gain distributions	—	19,255	—	36,226
Net realized gains (losses)	(38,508)	(46,524)	(539,134)	(71,797)

Realized gains (losses)	(38,508)	(27,269)	(539,134)	(35,571)
Unrealized appreciation (depreciation) during the period	351,745	(279,862)	2,189,851	(1,944,981)

Net increase (decrease) in assets from operations	313,781	(307,131)	1,708,251	(1,931,169)

Changes from principal transactions:
Transfer of net premiums	183,547	142,939	942,285	1,106,707
Transfer on terminations	(92,868)	(40,609)	(451,083)	(473,638)
Transfer on policy loans	—	—	(17,770)	(1,927)
Net interfund transfers	720,005	152,803	582,312	2,610,923

Net increase (decrease) in assets from principal transactions	810,684	255,133	1,055,744	3,242,065

Total increase (decrease) in assets	1,124,465	(51,998)	2,763,995	1,310,896

Assets, beginning of period	469,300	521,298	4,180,215	2,869,319

Assets, end of period	$1,593,765	$469,300	$6,944,210	$4,180,215

(ak)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

See accompanying notes.

36

Sub-Account
Fundamental Value Trust Series 1		Global Allocation Trust Series 0		Global Allocation Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08

$278,399	$320,033	$329	$129,899	$222	$120,181

278,399	320,033	329	129,899	222	120,181

—	154,114	—	3,422	—	10,850
(1,813,593)	(146,067)	(355,205)	(110,156)	(657,824)	(378,621)

(1,813,593)	8,047	(355,205)	(106,734)	(657,824)	(367,771)
10,135,676	(7,445,379)	939,971	(785,358)	1,099,044	(946,189)

8,600,482	(7,117,299)	585,095	(762,193)	441,442	(1,193,779)

2,415,671	1,096,754	373,934	432,425	102,602	152,223
(5,016,168)	(1,493,591)	(240,618)	(192,946)	(152,723)	(218,692)
63,229	(93,683)	(30,329)	(1,973)	(457)	18,344
(1,493,446)	21,426,149	(2,531,354)	778,636	(2,053,590)	(3,107,210)

(4,030,714)	20,935,629	(2,428,367)	1,016,142	(2,104,168)	(3,155,335)

4,569,768	13,818,330	(1,843,272)	253,949	(1,662,726)	(4,349,114)

29,351,918	15,533,588	1,843,272	1,589,323	1,662,726	6,011,840

$33,921,686	$29,351,918	—	$1,843,272	—	$1,662,726

37

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$829,434	$18,868	$909,236	$59,920

Net investment income (loss)	829,434	18,868	909,236	59,920

Realized gains (losses) on investments:
Capital gain distributions	858,191	—	1,011,732	—
Net realized gains (losses)	(328,855)	(35,466)	(290,479)	73,319

Realized gains (losses)	529,336	(35,466)	721,253	73,319
Unrealized appreciation (depreciation) during the period	(405,254)	(330,269)	(621,105)	(638,113)

Net increase (decrease) in assets from operations	953,516	(346,867)	1,009,384	(504,874)

Changes from principal transactions:
Transfer of net premiums	1,506,603	1,031,040	447,377	561,032
Transfer on terminations	(715,942)	(429,966)	(1,013,992)	(1,317,988)
Transfer on policy loans	(95,218)	(51,878)	(125,996)	(67,011)
Net interfund transfers	2,344,441	2,798,470	85,313	418,256

Net increase (decrease) in assets from principal transactions	3,039,884	3,347,666	(607,298)	(405,711)

Total increase (decrease) in assets	3,993,400	3,000,799	402,086	(910,585)

Assets, beginning of period	5,264,809	2,264,010	7,545,805	8,456,390

Assets, end of period	$9,258,209	$5,264,809	$7,947,891	$7,545,805

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

38

Sub-Account
Global Real Estate Trust Series 0		Global Real Estate Trust Series 1		Global Trust Series 0
Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$183,944	$9,033	$85,698	$2,644	$36,155	$39,002

183,944	9,033	85,698	2,644	36,155	39,002

—	—	—	—	—	—
(151,628)	(9,771)	(50,456)	(467)	(72,060)	(245,439)

(151,628)	(9,771)	(50,456)	(467)	(72,060)	(245,439)
41,249	(41,249)	15,577	(15,577)	661,379	(541,794)

73,565	(41,987)	50,819	(13,400)	625,474	(748,231)

69,455	16,459	21,786	1,314	336,852	330,601
(17,038)	(31,746)	(19,891)	(2,387)	(165,739)	(374,738)
3,965	—	—	—	(15,946)	(19,675)
(288,048)	215,375	(97,240)	58,999	346,181	479,886

(231,666)	200,088	(95,345)	57,926	501,348	416,074

(158,101)	158,101	(44,526)	44,526	1,126,822	(332,157)

158,101	—	44,526	—	1,412,211	1,744,368

—	$158,101	—	$44,526	$2,539,033	$1,412,211

39

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust Series 1		Growth & Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ac)
Income:
Dividend income distribution	$125,173	$216,578	$21,580

Net investment income (loss)	125,173	216,578	21,580

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(189,467)	384,100	(592,498)

Realized gains (losses)	(189,467)	384,100	(592,498)
Unrealized appreciation (depreciation) during the period	2,109,339	(6,134,845)	268,022

Net increase (decrease) in assets from operations	2,045,045	(5,534,167)	(302,896)

Changes from principal transactions:
Transfer of net premiums	480,330	560,773	276,110
Transfer on terminations	(956,929)	(1,552,673)	(172,423)
Transfer on policy loans	(62,774)	12,952	(24,468)
Net interfund transfers	(677,969)	(447,063)	(3,492,607)

Net increase (decrease) in assets from principal transactions	(1,217,342)	(1,426,011)	(3,413,388)

Total increase (decrease) in assets	827,703	(6,960,178)	(3,716,284)

Assets, beginning of period	7,859,543	14,819,721	3,716,284

Assets, end of period	$8,687,246	$7,859,543	—

(ac)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

40

Sub-Account
Health Sciences Trust Series 0		Health Sciences Trust Series 1		High Yield Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$509,944	$155,490

—	—	—	—	509,944	155,490

36,481	39,537	49,907	157,496	—	—
(316,190)	(184,152)	(1,521,794)	(2,474,000)	(48,603)	(94,189)

(279,709)	(144,615)	(1,471,887)	(2,316,504)	(48,603)	(94,189)
1,027,128	(674,834)	2,448,066	(1,160,922)	928,048	(561,284)

747,419	(819,449)	976,179	(3,477,426)	1,389,389	(499,983)

503,811	541,050	320,062	377,006	417,741	404,942
(361,689)	(226,927)	(480,833)	(533,465)	(352,577)	(187,642)
(48,520)	(19,371)	(85,542)	(70,263)	(27,344)	(2,427)
182,232	1,134,739	163,819	771,120	2,330,266	931,745

275,834	1,429,491	(82,494)	544,398	2,368,086	1,146,618

1,023,253	610,042	893,685	(2,933,028)	3,757,475	646,635

2,281,170	1,671,128	5,219,205	8,152,233	1,607,698	961,063

$3,304,423	$2,281,170	$6,112,890	$5,219,205	$5,365,173	$1,607,698

41

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 1		Income & Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,136,469	$1,059,726	$1,770	$17,303

Net investment income (loss)	1,136,469	1,059,726	1,770	17,303

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	11,791
Net realized gains (losses)	(1,471,398)	(381,598)	(231,877)	(71,563)

Realized gains (losses)	(1,471,398)	(381,598)	(231,877)	(59,772)
Unrealized appreciation (depreciation) during the period	4,638,530	(4,008,067)	226,841	(162,794)

Net increase (decrease) in assets from operations	4,303,601	(3,329,939)	(3,266)	(205,263)

Changes from principal transactions:
Transfer of net premiums	569,896	811,508	49,584	137,159
Transfer on terminations	(1,615,479)	(1,190,606)	(24,169)	(56,028)
Transfer on policy loans	74,118	(6,752)	—	(481)
Net interfund transfers	(849,201)	558,125	(440,500)	(6,353)

Net increase (decrease) in assets from principal transactions	(1,820,666)	172,275	(415,085)	74,297

Total increase (decrease) in assets	2,482,935	(3,157,664)	(418,351)	(130,966)

Assets, beginning of period	8,896,592	12,054,256	418,351	549,317

Assets, end of period	$11,379,527	$8,896,592	—	$418,351

(am)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

42

Sub-Account
Income & Value Trust Series 1		International Core Trust Series 0		International Core Trust Series 1
Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$60,769	$819,927	$83,146	$205,715	$382,808	$1,173,706

60,769	819,927	83,146	205,715	382,808	1,173,706

—	580,343	87,924	40,561	467,534	315,867
(9,276,929)	(332,592)	(512,425)	(147,541)	(368,904)	644,771

(9,276,929)	247,751	(424,501)	(106,980)	98,630	960,638
8,981,881	(10,164,301)	986,301	(1,618,174)	2,329,829	(12,714,386)

(234,279)	(9,096,623)	644,946	(1,519,439)	2,811,267	(10,580,042)

649,209	1,931,791	892,448	1,158,153	999,814	1,335,072
(1,155,983)	(3,444,309)	(381,319)	(338,063)	(2,595,575)	(2,296,108)
76,647	(103,019)	(5,717)	(11,499)	99,086	(156,240)
(19,469,927)	(1,122,428)	183,623	923,698	(721,058)	(551,201)

(19,900,054)	(2,737,965)	689,035	1,732,289	(2,217,733)	(1,668,477)

(20,134,333)	(11,834,588)	1,333,981	212,850	593,534	(12,248,519)

20,134,333	31,968,921	2,948,335	2,735,485	16,328,396	28,576,915

—	$20,134,333	$4,282,316	$2,948,335	$16,921,930	$16,328,396

43

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$824,509	$197,710	$318,737	$191,159

Net investment income (loss)	824,509	197,710	318,737	191,159

Realized gains (losses) on investments:
Capital gain distributions	—	78,700	111,891	53,387
Net realized gains (losses)	(835,395)	113,126	(815,204)	(532,941)

Realized gains (losses)	(835,395)	191,826	(703,313)	(479,554)
Unrealized appreciation (depreciation) during the period	2,150,489	(5,588,887)	2,732,405	(3,249,895)

Net increase (decrease) in assets from operations	2,139,603	(5,199,351)	2,347,829	(3,538,290)

Changes from principal transactions:
Transfer of net premiums	461,948	716,406	1,358,059	1,663,139
Transfer on terminations	(1,356,128)	(629,645)	(757,679)	(517,004)
Transfer on policy loans	(106,607)	(35,393)	(29,815)	(117,238)
Net interfund transfers	189,490	1,117,870	2,369,713	1,943,629

Net increase (decrease) in assets from principal transactions	(811,297)	1,169,238	2,940,278	2,972,526

Total increase (decrease) in assets	1,328,306	(4,030,113)	5,288,107	(565,764)

Assets, beginning of period	6,003,063	10,033,176	4,921,514	5,487,278

Assets, end of period	$7,331,369	$6,003,063	$10,209,621	$4,921,514

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

See accompanying notes.

44

Sub-Account
International Opportunities Trust Series 0		International Opportunities Trust Series 1		International Small Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08

$34,562	$37,221	$35,806	$46,086	$72,269	$94,702

34,562	37,221	35,806	46,086	72,269	94,702

—	93,010	—	217,008	554,962	35,634
(572,226)	(278,634)	(896,360)	(1,613,057)	(1,332,015)	(410,548)

(572,226)	(185,624)	(896,360)	(1,396,049)	(777,053)	(374,914)
1,406,357	(1,466,771)	1,763,448	(992,448)	2,218,689	(1,685,171)

868,693	(1,615,174)	902,894	(2,342,411)	1,513,905	(1,965,383)

739,057	621,572	228,240	328,312	625,960	888,798
(309,680)	(353,134)	(542,896)	(273,662)	(288,638)	(296,145)
(158,165)	(7,414)	(10,069)	(169)	(38,824)	(33,744)
742,884	950,923	1,380,713	(2,279,797)	(3,874,809)	882,032

1,014,096	1,211,947	1,055,988	(2,225,316)	(3,576,311)	1,440,941

1,882,789	(403,227)	1,958,882	(4,567,727)	(2,062,406)	(524,442)

1,883,257	2,286,484	2,113,584	6,681,311	2,062,406	2,586,848

$3,766,046	$1,883,257	$4,072,466	$2,113,584	—	$2,062,406

45

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust Series 1		International Small Company Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ag)
Income:
Dividend income distribution	$158,576	$290,665	$35,050

Net investment income (loss)	158,576	290,665	35,050

Realized gains (losses) on investments:
Capital gain distributions	1,590,864	172,802	—
Net realized gains (losses)	(6,602,504)	(1,761,439)	(3,829)

Realized gains (losses)	(5,011,640)	(1,588,637)	(3,829)
Unrealized appreciation (depreciation) during the period	8,390,273	(5,505,455)	(104,683)

Net increase (decrease) in assets from operations	3,537,209	(6,803,427)	(73,462)

Changes from principal transactions:
Transfer of net premiums	588,290	713,993	76,915
Transfer on terminations	(726,590)	(1,192,894)	(48,552)
Transfer on policy loans	91,616	(36,243)	(1,977)
Net interfund transfers	(9,569,064)	(592,208)	4,480,162

Net increase (decrease) in assets from principal transactions	(9,615,748)	(1,107,352)	4,506,548

Total increase (decrease) in assets	(6,078,539)	(7,910,779)	4,433,086

Assets, beginning of period	6,078,539	13,989,318	—

Assets, end of period	—	$6,078,539	$4,433,086

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

46

Sub-Account
International Small Company Trust Series 1	International Value Trust Series 0		International Value Trust Series 1
Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$73,616	$122,048	$206,549	$390,386	$1,009,363

73,616	122,048	206,549	390,386	1,009,363

—	209,599	147,106	892,560	966,799
(2,729)	(998,078)	(523,730)	(3,506,887)	(328,918)

(2,729)	(788,479)	(376,624)	(2,614,327)	637,881
(232,905)	2,192,207	(2,305,469)	7,979,725	(17,019,925)

(162,018)	1,525,776	(2,475,544)	5,755,784	(15,372,681)

56,006	984,799	1,092,964	1,229,786	1,640,226
(145,480)	(547,442)	(521,741)	(3,579,342)	(3,638,010)
(4,728)	(27,873)	(35,683)	(114,216)	(145,953)
9,519,245	483,413	1,842,388	(2,394,845)	(2,009,835)

9,425,043	892,897	2,377,928	(4,858,617)	(4,153,572)

9,263,025	2,418,673	(97,616)	897,167	(19,526,253)

—	4,046,318	4,143,934	19,301,098	38,827,351

$9,263,025	$6,464,991	$4,046,318	$20,198,265	$19,301,098

47

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$176,166	$129,245	$841,215	$1,188,088

Net investment income (loss)	176,166	129,245	841,215	1,188,088

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(23,236)	(22,208)	(341,587)	(297,834)

Realized gains (losses)	(23,236)	(22,208)	(341,587)	(297,834)
Unrealized appreciation (depreciation) during the period	240,132	(138,302)	1,504,265	(1,192,665)

Net increase (decrease) in assets from operations	393,062	(31,265)	2,003,893	(302,411)

Changes from principal transactions:
Transfer of net premiums	648,666	396,625	806,940	942,922
Transfer on terminations	(365,719)	(199,077)	(2,664,821)	(2,626,879)
Transfer on policy loans	(174,972)	(2,414)	(5,414)	106,012
Net interfund transfers	1,363,386	970,902	327,829	(886,084)

Net increase (decrease) in assets from principal transactions	1,471,361	1,166,036	(1,535,466)	(2,464,029)

Total increase (decrease) in assets	1,864,423	1,134,771	468,427	(2,766,440)

Assets, beginning of period	2,029,254	894,483	17,028,718	19,795,158

Assets, end of period	$3,893,677	$2,029,254	$17,497,145	$17,028,718

(av)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

48

Sub-Account
Large Cap Growth Trust		Large Cap Trust Series 0		Large Cap Trust Series 1
Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$6,074	$127	$25,363	$19,599	$236,067	$249,475

6,074	127	25,363	19,599	236,067	249,475

—	17,344	—	—	—	—
(76,186)	(59,556)	(169,685)	(41,639)	(1,966,344)	(512,366)

(76,186)	(42,212)	(169,685)	(41,639)	(1,966,344)	(512,366)
376,788	(347,589)	563,512	(468,994)	5,080,187	(7,980,356)

306,676	(389,674)	419,190	(491,034)	3,349,910	(8,243,247)

198,500	207,213	408,538	224,719	1,084,270	1,170,536
(129,118)	(77,035)	(158,354)	(166,981)	(2,606,276)	(1,931,088)
1,885	—	(194,043)	2,124	(6,573)	(25,786)
409,606	62,402	111,865	403,480	(42,129)	(537,016)

480,873	192,580	168,006	463,342	(1,570,708)	(1,323,354)

787,549	(197,094)	587,196	(27,692)	1,779,202	(9,566,601)

593,204	790,298	935,239	962,931	12,311,939	21,878,540

$1,380,753	$593,204	$1,522,435	$935,239	$14,091,141	$12,311,939

49

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Value Trust Series 0		Large Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$133,468	$103,647	$116,913	$150,205

Net investment income (loss)	133,468	103,647	116,913	150,205

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(742,827)	(244,419)	(1,961,871)	(426,357)

Realized gains (losses)	(742,827)	(244,419)	(1,961,871)	(426,357)
Unrealized appreciation (depreciation) during the period	1,605,802	(2,068,830)	2,793,712	(3,800,177)

Net increase (decrease) in assets from operations	996,443	(2,209,602)	948,754	(4,076,329)

Changes from principal transactions:
Transfer of net premiums	1,866,348	1,454,305	725,207	992,636
Transfer on terminations	(728,775)	(574,849)	(1,969,185)	(1,153,179)
Transfer on policy loans	(201,396)	(3,066)	(30,323)	(47,766)
Net interfund transfers	2,597,049	2,176,947	457,640	8,802

Net increase (decrease) in assets from principal transactions	3,533,226	3,053,337	(816,661)	(199,507)

Total increase (decrease) in assets	4,529,669	843,735	132,093	(4,275,836)

Assets, beginning of period	5,233,006	4,389,271	7,257,508	11,533,344

Assets, end of period	$9,762,675	$5,233,006	$7,389,601	$7,257,508

See accompanying notes.

50

Sub-Account
Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$502,527	$754,112	$158,687	$398,513	$4,804,153	$2,868,000

502,527	754,112	158,687	398,513	4,804,153	2,868,000

—	3,274,870	—	2,599,998	66,614	2,271,143
(5,244,290)	(2,148,482)	(4,276,681)	(908,718)	(4,167,528)	(686,453)

(5,244,290)	1,126,388	(4,276,681)	1,691,280	(4,100,914)	1,584,690
17,242,933	(17,179,304)	9,289,518	(13,115,675)	24,678,541	(28,070,861)

12,501,170	(15,298,804)	5,171,524	(11,025,882)	25,381,780	(23,618,171)

13,181,613	10,359,223	1,894,885	2,509,060	20,487,224	15,222,622
(7,140,236)	(6,087,013)	(3,804,340)	(2,342,193)	(11,164,533)	(7,734,145)
(170,692)	(222,183)	(16,887)	(326,131)	(650,585)	(553,374)
6,517,032	13,566,105	(737,816)	1,223,682	22,843,109	35,895,597

12,387,717	17,616,132	(2,664,158)	1,064,418	31,515,215	42,830,700

24,888,887	2,317,328	2,507,366	(9,961,464)	56,896,995	19,212,529

29,546,692	27,229,364	15,423,262	25,384,726	66,910,374	47,697,845

$54,435,579	$29,546,692	$17,930,628	$15,423,262	$123,807,369	$66,910,374

51

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,496,503	$2,265,264	$677,833	$267,415

Net investment income (loss)	2,496,503	2,265,264	677,833	267,415

Realized gains (losses) on investments:
Capital gain distributions	46,440	2,897,401	21,458	58,461
Net realized gains (losses)	(2,928,252)	402,184	(276,919)	(53,778)

Realized gains (losses)	(2,881,812)	3,299,585	(255,461)	4,683
Unrealized appreciation (depreciation) during the period	15,714,439	(29,734,446)	1,548,381	(1,043,035)

Net increase (decrease) in assets from operations	15,329,130	(24,169,597)	1,970,753	(770,937)

Changes from principal transactions:
Transfer of net premiums	4,127,746	6,012,794	1,333,167	741,316
Transfer on terminations	(7,783,547)	(5,820,459)	(942,554)	(435,999)
Transfer on policy loans	(3,785)	(572,960)	(99,707)	(50,158)
Net interfund transfers	(489,649)	1,397,360	5,288,205	4,040,223

Net increase (decrease) in assets from principal transactions	(4,149,235)	1,016,735	5,579,111	4,295,382

Total increase (decrease) in assets	11,179,895	(23,152,862)	7,549,864	3,524,445

Assets, beginning of period	53,476,454	76,629,316	5,895,568	2,371,123

Assets, end of period	$64,656,349	$53,476,454	$13,445,432	$5,895,568

See accompanying notes.

52

Sub-Account
Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$317,500	$369,472	$6,247,231	$4,554,761	$2,606,137	$2,513,416

317,500	369,472	6,247,231	4,554,761	2,606,137	2,513,416

18,864	151,276	—	6,659,068	—	5,297,561
(776,705)	(69,110)	(6,464,834)	(1,761,359)	(2,539,176)	191,966

(757,841)	82,166	(6,464,834)	4,897,709	(2,539,176)	5,489,527
1,844,991	(1,697,672)	49,095,452	(70,037,961)	22,661,104	(49,938,034)

1,404,650	(1,246,034)	48,877,849	(60,585,491)	22,728,065	(41,935,091)

379,961	367,113	41,532,648	41,445,735	8,330,909	10,653,776
(3,192,891)	(868,763)	(22,256,369)	(16,877,209)	(9,387,267)	(9,702,899)
(5,124)	14,225	(1,398,806)	(756,041)	(386,369)	(638,746)
175,251	1,559,817	15,520,551	50,523,884	(2,875,396)	598,237

(2,642,803)	1,072,392	33,398,024	74,336,369	(4,318,123)	910,368

(1,238,153)	(173,642)	82,275,873	13,750,878	18,409,942	(41,024,723)

7,565,598	7,739,240	129,311,195	115,560,317	70,870,986	111,895,709

$6,327,445	$7,565,598	$211,587,068	$129,311,195	$89,280,928	$70,870,986

53

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,049,940	$575,886	$629,285	$482,366

Net investment income (loss)	1,049,940	575,886	629,285	482,366

Realized gains (losses) on investments:
Capital gain distributions	—	156,222	—	284,394
Net realized gains (losses)	(354,110)	(444,167)	(691,828)	(240,584)

Realized gains (losses)	(354,110)	(287,945)	(691,828)	43,810
Unrealized appreciation (depreciation) during the period	3,825,616	(2,987,020)	3,158,144	(3,764,775)

Net increase (decrease) in assets from operations	4,521,446	(2,699,079)	3,095,601	(3,238,599)

Changes from principal transactions:
Transfer of net premiums	3,293,994	2,289,588	860,032	871,389
Transfer on terminations	(1,924,656)	(959,472)	(1,471,077)	(916,260)
Transfer on policy loans	(410,229)	(4,569)	(11,352)	(427,899)
Net interfund transfers	7,090,223	7,690,957	2,493,619	(797,815)

Net increase (decrease) in assets from principal transactions	8,049,332	9,016,504	1,871,222	(1,270,585)

Total increase (decrease) in assets	12,570,778	6,317,425	4,966,823	(4,509,184)

Assets, beginning of period	11,899,730	5,582,305	9,820,583	14,329,767

Assets, end of period	$24,470,508	$11,899,730	$14,787,406	$9,820,583

(q)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

See accompanying notes.

54

Sub-Account
Managed Trust Series 0	Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/08 (q)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$9,849	$53,005	$42,405	$93,291	$114,780

9,849	53,005	42,405	93,291	114,780

10,299	59,240	87,644	142,519	279,556
(554,527)	(379,109)	(201,324)	(1,200,475)	(377,169)

(544,228)	(319,869)	(113,680)	(1,057,956)	(97,613)
90,348	1,694,748	(1,543,813)	3,848,386	(5,336,112)

(444,031)	1,427,884	(1,615,088)	2,883,721	(5,318,945)

279,597	1,003,997	1,111,797	737,719	876,238
(166,670)	(502,155)	(377,478)	(1,765,177)	(1,343,619)
(43,942)	(31,887)	(24,832)	(23,412)	(4,619)
(1,273,366)	1,028,480	987,773	(79,547)	1,762,028

(1,204,381)	1,498,435	1,697,260	(1,130,417)	1,290,028

(1,648,412)	2,926,319	82,172	1,753,304	(4,028,917)

1,648,412	3,212,295	3,130,123	8,727,626	12,756,543

—	$6,138,614	$3,212,295	$10,480,930	$8,727,626

55

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Intersection Trust Series 0		Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08 (a)
Income:
Dividend income distribution	$1,033	$270	—	—

Net investment income (loss)	1,033	270	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,415	(4,076)	3,842	(22,692)

Realized gains (losses)	1,415	(4,076)	3,842	(22,692)
Unrealized appreciation (depreciation) during the period	40,958	(40,285)	—	—

Net increase (decrease) in assets from operations	43,406	(44,091)	3,842	(22,692)

Changes from principal transactions:
Transfer of net premiums	46,387	31,120	1,036	—
Transfer on terminations	(24,189)	(8,953)	(182)	(303)
Transfer on policy loans	(28,527)	(2,367)	—	—
Net interfund transfers	(171,276)	144,532	(4,696)	22,995

Net increase (decrease) in assets from principal transactions	(177,605)	164,332	(3,842)	22,692

Total increase (decrease) in assets	(134,199)	120,241	—	—

Assets, beginning of period	134,199	13,958	—	—

Assets, end of period	—	$134,199	—	—

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(a)	Fund available in prior year but no activity.
(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

56

Sub-Account
Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08

—	—	—	—	$34,807	$62,709

—	—	—	—	34,807	62,709

—	110,190	—	635,923	—	113,810
(1,095,147)	(291,608)	(3,857,518)	383,462	(1,858,033)	(219,757)

(1,095,147)	(181,418)	(3,857,518)	1,019,385	(1,858,033)	(105,947)
2,681,201	(2,499,063)	7,991,420	(14,457,105)	1,998,470	(1,322,102)

1,586,054	(2,680,481)	4,133,902	(13,437,720)	175,244	(1,365,340)

1,100,989	1,076,142	1,214,085	1,777,607	224,685	649,171
(587,838)	(544,220)	(2,469,076)	(3,539,697)	(102,933)	(284,643)
(31,316)	(30,059)	(173,528)	(144,495)	(60,339)	(15,420)
34,823	2,771,967	(2,636,638)	6,029,007	(2,674,382)	718,316

516,658	3,273,830	(4,065,157)	4,122,422	(2,612,969)	1,067,424

2,102,712	593,349	68,745	(9,315,298)	(2,437,725)	(297,916)

4,314,429	3,721,080	18,063,397	27,378,695	2,437,725	2,735,641

$6,417,141	$4,314,429	$18,132,142	$18,063,397	—	$2,437,725

57

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Value Trust Series 1		Mid Value Trust Series 0
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$121,153	$261,368	$32,981	$21,948

Net investment income (loss)	121,153	261,368	32,981	21,948

Realized gains (losses) on investments:
Capital gain distributions	—	665,373	—	30,443
Net realized gains (losses)	(10,085,022)	(4,306,877)	(210,251)	(102,125)

Realized gains (losses)	(10,085,022)	(3,641,504)	(210,251)	(71,682)
Unrealized appreciation (depreciation) during the period	10,455,696	(3,789,100)	1,984,992	(616,386)

Net increase (decrease) in assets from operations	491,827	(7,169,236)	1,807,722	(666,120)

Changes from principal transactions:
Transfer of net premiums	310,129	1,017,080	728,257	259,704
Transfer on terminations	(360,728)	(2,082,675)	(563,329)	(118,213)
Transfer on policy loans	(20,756)	(92,721)	(34,315)	3,083
Net interfund transfers	(10,354,440)	(5,526,697)	3,445,642	1,179,182

Net increase (decrease) in assets from principal transactions	(10,425,795)	(6,685,013)	3,576,255	1,323,756

Total increase (decrease) in assets	(9,933,968)	(13,854,249)	5,383,977	657,636

Assets, beginning of period	9,933,968	23,788,217	1,462,138	804,502

Assets, end of period	—	$9,933,968	$6,846,115	$1,462,138

(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(a)	Fund available in prior year but no activity.

See accompanying notes.

58

Sub-Account
Mid Value Trust Series 1	Money Market Trust B Series 0		Money Market Trust Series 1
Year Ended Dec. 31/09 (a)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$47,116	$427,799	$1,023,231	$184,038	$1,604,125

47,116	427,799	1,023,231	184,038	1,604,125

—	—	—	—	—
317,554	—	—	—	—

317,554	—	—	—	—
2,899,212	—	—	—	—

3,263,882	427,799	1,023,231	184,038	1,604,125

382,488	214,149,374	254,200,302	5,520,908	8,174,058
(1,280,109)	(12,293,032)	(9,712,480)	(21,821,705)	(20,544,490)
(21,094)	(666,336)	(427,448)	(967,788)	(385,362)
9,064,010	(176,579,926)	(207,318,480)	5,439,768	22,396,092

8,145,295	24,610,080	36,741,894	(11,828,817)	9,640,298

11,409,177	25,037,879	37,765,125	(11,644,779)	11,244,423

—	75,728,956	37,963,831	92,838,321	81,593,898

$11,409,177	$100,766,835	$75,728,956	$81,193,542	$92,838,321

59

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 0		Natural Resources Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$102,186	$53,530	$94,342	$83,572

Net investment income (loss)	102,186	53,530	94,342	83,572

Realized gains (losses) on investments:
Capital gain distributions	2,351,185	171,070	3,063,644	542,526
Net realized gains (losses)	(4,427,961)	(1,019,209)	(9,936,628)	(2,066,251)

Realized gains (losses)	(2,076,776)	(848,139)	(6,872,984)	(1,523,725)
Unrealized appreciation (depreciation) during the period	5,929,899	(3,727,300)	11,044,756	(5,756,810)

Net increase (decrease) in assets from operations	3,955,309	(4,521,909)	4,266,114	(7,196,963)

Changes from principal transactions:
Transfer of net premiums	2,255,753	1,951,207	557,294	786,598
Transfer on terminations	(1,067,895)	(809,801)	(984,691)	(1,532,358)
Transfer on policy loans	(140,425)	(100,084)	(1,693)	(45,756)
Net interfund transfers	2,529,857	4,029,450	(478,057)	(4,548,044)

Net increase (decrease) in assets from principal transactions	3,577,290	5,070,772	(907,147)	(5,339,560)

Total increase (decrease) in assets	7,532,599	548,863	3,358,967	(12,536,523)

Assets, beginning of period	5,193,695	4,644,832	7,610,932	20,147,455

Assets, end of period	$12,726,294	$5,193,695	$10,969,899	$7,610,932

(aa)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

See accompanying notes.

60

Sub-Account
Optimized All Cap Trust Series 0		Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)

$64,615	$43,555	$7,253	$5,502	$3,431	$3,163

64,615	43,555	7,253	5,502	3,431	3,163

—	—	—	—	—	—
(182,098)	(113,236)	(110,406)	(52,209)	(14,572)	(19,798)

(182,098)	(113,236)	(110,406)	(52,209)	(14,572)	(19,798)
1,290,436	(1,965,951)	248,288	(282,106)	49,748	(37,508)

1,172,953	(2,035,632)	145,135	(328,813)	38,607	(54,143)

960,839	705,910	58,852	71,105	35,700	52,535
(615,591)	(374,961)	(21,391)	(23,157)	(18,693)	(10,160)
(159,791)	(18,232)	(11,163)	95	—	—
513,871	4,831,664	(20,004)	(47,766)	47,303	8,565

699,328	5,144,381	6,294	277	64,310	50,940

1,872,281	3,108,749	151,429	(328,536)	102,917	(3,203)

3,463,956	355,207	433,461	761,997	88,785	91,988

$5,336,237	$3,463,956	$584,890	$433,461	$191,702	$88,785

61

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized Value Trust Series 1		Overseas Equity Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$11,655	$7,685	$49,075	$46,905

Net investment income (loss)	11,655	7,685	49,075	46,905

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	61,240
Net realized gains (losses)	(36,303)	(34,256)	(251,265)	(285,464)

Realized gains (losses)	(36,303)	(34,256)	(251,265)	(224,224)
Unrealized appreciation (depreciation) during the period	158,558	(138,105)	832,156	(749,425)

Net increase (decrease) in assets from operations	133,910	(164,676)	629,966	(926,744)

Changes from principal transactions:
Transfer of net premiums	17,967	19,942	591,158	486,820
Transfer on terminations	(24,906)	(36,667)	(253,891)	(163,062)
Transfer on policy loans	624	(3,694)	(42,487)	14,498
Net interfund transfers	301,185	(66,764)	185,924	1,341,114

Net increase (decrease) in assets from principal transactions	294,870	(87,183)	480,704	1,679,370

Total increase (decrease) in assets	428,780	(251,859)	1,110,670	752,626

Assets, beginning of period	208,655	460,514	1,612,177	859,551

Assets, end of period	$637,435	$208,655	$2,722,847	$1,612,177

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(o)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

62

Sub-Account
Pacific Rim Trust Series 0		Pacific Rim Trust Series 1		Quantitative Mid Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (o)

$30,277	$41,902	$95,019	$166,254	$69

30,277	41,902	95,019	166,254	69

—	43,028	—	250,227	136
(571,849)	(422,365)	(4,611,212)	(939,054)	(18,088)

(571,849)	(379,337)	(4,611,212)	(688,827)	(17,952)
1,317,877	(714,228)	7,315,477	(4,330,853)	17,862

776,305	(1,051,663)	2,799,284	(4,853,426)	(21)

586,892	680,670	533,524	658,015	26,670
(344,675)	(238,934)	(1,256,275)	(859,590)	(7,318)
(7,771)	(16,193)	(25,586)	(83,369)	—
607,900	492,893	(544,396)	682,125	(100,047)

842,346	918,436	(1,292,733)	397,181	(80,695)

1,618,651	(133,227)	1,506,551	(4,456,245)	(80,716)

1,791,495	1,924,722	8,126,772	12,583,017	80,716

$3,410,146	$1,791,495	$9,633,323	$8,126,772	—

63

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative Mid Cap Trust Series 1	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/08 (o)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$834	$170,609	$162,050

Net investment income (loss)	834	170,609	162,050

Realized gains (losses) on investments:
Capital gain distributions	2,012	—	55,946
Net realized gains (losses)	(355,080)	(888,375)	(1,562,693)

Realized gains (losses)	(353,068)	(888,375)	(1,506,747)
Unrealized appreciation (depreciation) during the period	313,926	2,291,452	(863,670)

Net increase (decrease) in assets from operations	(38,308)	1,573,686	(2,208,367)

Changes from principal transactions:
Transfer of net premiums	16,164	1,050,051	1,253,667
Transfer on terminations	(54,100)	(624,328)	(491,074)
Transfer on policy loans	(208)	(33,670)	(45,909)
Net interfund transfers	(1,556,548)	1,324,008	1,404,313

Net increase (decrease) in assets from principal transactions	(1,594,692)	1,716,061	2,120,997

Total increase (decrease) in assets	(1,633,000)	3,289,747	(87,370)

Assets, beginning of period	1,633,000	3,646,139	3,733,509

Assets, end of period	—	$6,935,886	$3,646,139

(o)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

64

Sub-Account
Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$640,742	$1,079,811	$309,846	$6,764	$336,567	$28,306

640,742	1,079,811	309,846	6,764	336,567	28,306

—	493,662	180,175	28,221	223,054	119,807
(8,409,159)	(4,981,654)	(174,667)	(78,800)	(135,192)	(95,810)

(8,409,159)	(4,487,992)	5,508	(50,579)	87,862	23,997
13,027,114	(10,348,415)	295,862	(311,279)	247,919	(618,806)

5,258,697	(13,756,596)	611,216	(355,094)	672,348	(566,503)

1,245,575	1,576,121	798,247	544,596	277,209	281,941
(3,702,754)	(4,464,650)	(435,166)	(230,728)	(643,754)	(424,137)
223,127	98,800	(115,546)	(31,158)	(54,901)	(23,260)
(333,767)	(1,229,059)	701,152	1,968,791	210,605	(110,130)

(2,567,819)	(4,018,788)	948,687	2,251,501	(210,841)	(275,586)

2,690,878	(17,775,384)	1,559,903	1,896,407	461,507	(842,089)

20,603,590	38,378,974	2,506,551	610,144	3,565,244	4,407,333

$23,294,468	$20,603,590	$4,066,454	$2,506,551	$4,026,751	$3,565,244

65

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust Series 0		Science & Technology Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(21,695)	4,332	92,319	901,946

Realized gains (losses)	(21,695)	4,332	92,319	901,946
Unrealized appreciation (depreciation) during the period	1,082,257	(798,770)	6,864,125	(9,590,454)

Net increase (decrease) in assets from operations	1,060,562	(794,438)	6,956,444	(8,688,508)

Changes from principal transactions:
Transfer of net premiums	494,480	316,156	1,038,558	1,362,355
Transfer on terminations	(210,895)	(140,605)	(2,140,303)	(2,928,160)
Transfer on policy loans	(43,928)	(27,707)	(62,726)	188,979
Net interfund transfers	531,843	262,355	924,437	(3,111,384)

Net increase (decrease) in assets from principal transactions	771,500	410,199	(240,034)	(4,488,210)

Total increase (decrease) in assets	1,832,062	(384,239)	6,716,410	(13,176,718)

Assets, beginning of period	1,109,529	1,493,768	9,388,296	22,565,014

Assets, end of period	$2,941,591	$1,109,529	$16,104,706	$9,388,296

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

See accompanying notes.

66

Sub-Account
Short-Term Bond Trust Series 0		Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)

$75,425	$49,089	—	—	—	—

75,425	49,089	—	—	—	—

—	—	—	11,290	—	—
(51,729)	(20,648)	(418,220)	(88,716)	17,527	(763)

(51,729)	(20,648)	(418,220)	(77,426)	17,527	(763)
194,134	(143,474)	1,761,474	(560,107)	309,504	7,661

217,830	(115,033)	1,343,254	(637,533)	327,031	6,898

565,810	224,658	801,465	447,019	107,434	35,942
(124,058)	(38,687)	(358,277)	(156,971)	(80,209)	(8,623)
(9,664)	(24,198)	(92,768)	(2,227)	(23)	(2,834)
560,989	250,567	871,284	2,366,878	104,468	799,848

993,077	412,340	1,221,704	2,654,699	131,670	824,333

1,210,907	297,307	2,564,958	2,017,166	458,701	831,231

593,655	296,348	2,845,595	828,429	831,231	—

$1,804,562	$593,655	$5,410,553	$2,845,595	$1,289,932	$831,231

67

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$32,020	$38,081	$48,667	$100,120

Net investment income (loss)	32,020	38,081	48,667	100,120

Realized gains (losses) on investments:
Capital gain distributions	76,686	23,545	181,098	75,728
Net realized gains (losses)	(324,498)	(298,563)	(390,870)	(197,252)

Realized gains (losses)	(247,812)	(275,018)	(209,772)	(121,524)
Unrealized appreciation (depreciation) during the period	954,988	(831,095)	1,632,946	(2,961,153)

Net increase (decrease) in assets from operations	739,196	(1,068,032)	1,471,841	(2,982,557)

Changes from principal transactions:
Transfer of net premiums	591,064	707,313	591,131	716,884
Transfer on terminations	(360,511)	(273,569)	(943,652)	(707,314)
Transfer on policy loans	(15,792)	(36,763)	(11,683)	(13,959)
Net interfund transfers	1,214,805	509,884	(16,667)	(495,847)

Net increase (decrease) in assets from principal transactions	1,429,566	906,865	(380,871)	(500,236)

Total increase (decrease) in assets	2,168,762	(161,167)	1,090,970	(3,482,793)

Assets, beginning of period	2,231,463	2,392,630	5,690,789	9,173,582

Assets, end of period	$4,400,225	$2,231,463	$6,781,759	$5,690,789

(s)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

68

Sub-Account
Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (s)

—	$15,999	—	$156,075	$82

—	15,999	—	156,075	82

—	14,152	—	204,426	5,994
(139,780)	(60,320)	(1,944,402)	(285,706)	(328,068)

(139,780)	(46,168)	(1,944,402)	(81,280)	(322,074)
436,899	(254,207)	3,300,970	(3,435,622)	72,024

297,119	(284,376)	1,356,568	(3,360,827)	(249,968)

278,916	247,773	440,269	597,701	89,042
(101,701)	(82,210)	(536,218)	(580,965)	(46,889)
(8,298)	(10,967)	(129,007)	(26,296)	(317)
245,303	267,102	(146,697)	(437,550)	(151,915)

414,220	421,698	(371,653)	(447,110)	(110,079)

711,339	137,322	984,915	(3,807,937)	(360,047)

585,730	448,408	4,427,273	8,235,210	360,047

$1,297,069	$585,730	$5,412,188	$4,427,273	—

69

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust Series 1	Small Cap Value Trust Series 0
	Year Ended Dec. 31/08 (s)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$35	$30,676	$39,688

Net investment income (loss)	35	30,676	39,688

Realized gains (losses) on investments:
Capital gain distributions	5,914	—	7,695
Net realized gains (losses)	(299,161)	(545,518)	(236,608)

Realized gains (losses)	(293,247)	(545,518)	(228,913)
Unrealized appreciation (depreciation) during the period	84,722	1,610,413	(619,562)

Net increase (decrease) in assets from operations	(208,490)	1,095,571	(808,787)

Changes from principal transactions:
Transfer of net premiums	34,377	738,334	841,853
Transfer on terminations	(18,950)	(400,618)	(245,860)
Transfer on policy loans	—	(29,161)	(22,993)
Net interfund transfers	(181,776)	1,457,126	1,028,037

Net increase (decrease) in assets from principal transactions	(166,349)	1,765,681	1,601,037

Total increase (decrease) in assets	(374,839)	2,861,252	792,250

Assets, beginning of period	374,839	2,861,205	2,068,955

Assets, end of period	—	$5,722,457	$2,861,205

(s)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(aq)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

See accompanying notes.

70

Sub-Account
Small Cap Value Trust Series 1		Small Company Trust Series 0		Small Company Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08

$11,388	$16,880	$10	—	$1,507	—

11,388	16,880	10	—	1,507	—

—	2,036	—	4	—	2,120
(627,345)	(1,057,332)	(1,923)	(264)	(533,439)	(839,500)

(627,345)	(1,055,296)	(1,923)	(260)	(533,439)	(837,380)
406,647	(78,378)	1,994	(1,345)	539,923	5,194

(209,310)	(1,116,794)	81	(1,605)	7,991	(832,186)

112,430	120,033	466	1,785	10,340	54,135
(470,581)	(68,622)	(239)	(465)	(16,892)	(158,698)
(13,781)	935	—	—	558	(13,785)
(190,718)	3,721,832	(3,087)	—	(501,849)	(551,552)

(562,650)	3,774,178	(2,860)	1,320	(507,843)	(669,900)

(771,960)	2,657,384	(2,779)	(285)	(499,852)	(1,502,086)

3,377,013	719,629	2,779	3,064	499,852	2,001,938

$2,605,053	$3,377,013	—	$2,779	—	$499,852

71

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 0		Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$20,118	$37,861	$52,173	$147,310

Net investment income (loss)	20,118	37,861	52,173	147,310

Realized gains (losses) on investments:
Capital gain distributions	593,299	71,932	1,813,288	387,442
Net realized gains (losses)	(844,057)	(319,803)	(3,269,646)	(1,169,596)

Realized gains (losses)	(250,758)	(247,871)	(1,456,358)	(782,154)
Unrealized appreciation (depreciation) during the period	1,506,292	(1,254,990)	5,010,375	(5,610,862)

Net increase (decrease) in assets from operations	1,275,652	(1,465,000)	3,606,190	(6,245,706)

Changes from principal transactions:
Transfer of net premiums	680,723	917,738	892,643	1,161,369
Transfer on terminations	(443,461)	(385,536)	(2,221,156)	(3,404,429)
Transfer on policy loans	(97,015)	(27,620)	(121,662)	(130,114)
Net interfund transfers	355,890	1,575,309	(343,650)	737,913

Net increase (decrease) in assets from principal transactions	496,137	2,079,891	(1,793,825)	(1,635,261)

Total increase (decrease) in assets	1,771,789	614,891	1,812,365	(7,880,967)

Assets, beginning of period	4,144,846	3,529,955	14,337,181	22,218,148

Assets, end of period	$5,916,635	$4,144,846	$16,149,546	$14,337,181

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

72

Sub-Account
Smaller Company Growth Trust Series 0	Smaller Company Growth Trust Series 1	Strategic Bond Trust Series 0
Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	$158,290	$101,219

—	—	158,290	101,219

—	—	—	—
245	10,023	(82,803)	(36,103)

245	10,023	(82,803)	(36,103)
97,231	1,426,396	296,775	(293,507)

97,476	1,436,419	372,262	(228,391)

27,196	206,904	284,937	261,472
(19,758)	(464,761)	(190,934)	(115,275)
(762)	(71,673)	(18,596)	(1,830)
1,867,143	27,650,318	388,662	372,188

1,873,819	27,320,788	464,069	516,555

1,971,295	28,757,207	836,331	288,164
—	—	1,325,891	1,037,727

$1,971,295	$28,757,207	$2,162,222	$1,325,891

73

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 1		Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$687,970	$697,939	$199,619	$179,767

Net investment income (loss)	687,970	697,939	199,619	179,767

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(449,997)	(263,704)	(54,259)	(12,547)

Realized gains (losses)	(449,997)	(263,704)	(54,259)	(12,547)
Unrealized appreciation (depreciation) during the period	1,557,874	(2,188,222)	481,142	(306,339)

Net increase (decrease) in assets from operations	1,795,847	(1,753,987)	626,502	(139,119)

Changes from principal transactions:
Transfer of net premiums	447,807	584,280	432,104	310,647
Transfer on terminations	(1,275,054)	(1,408,474)	(186,459)	(119,804)
Transfer on policy loans	153,422	(5,540)	1,050	(6,463)
Net interfund transfers	(342,234)	(1,018,234)	874,525	650,216

Net increase (decrease) in assets from principal transactions	(1,016,059)	(1,847,968)	1,121,220	834,596

Total increase (decrease) in assets	779,788	(3,601,955)	1,747,722	695,477

Assets, beginning of period	8,350,339	11,952,294	1,932,692	1,237,215

Assets, end of period	$9,130,127	$8,350,339	$3,680,414	$1,932,692

See accompanying notes.

74

Sub-Account
Strategic Income Trust Series 1		Total Bond Market Trust B Series 0		Total Return Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$105,771	$145,002	$380,464	$179,801	$677,086	$409,932

105,771	145,002	380,464	179,801	677,086	409,932

—	—	—	—	612,794	63,416
(35,312)	(1,984)	(1,448)	(8,552)	41,290	(11,378)

(35,312)	(1,984)	(1,448)	(8,552)	654,084	52,038
295,351	(268,425)	(111,616)	(21,351)	544,950	(273,352)

365,810	(125,407)	267,400	149,898	1,876,120	188,618

143,876	197,830	1,090,755	976,964	2,702,339	1,359,319
(170,828)	(131,689)	(539,313)	(223,450)	(1,424,269)	(770,268)
—	—	(2,534)	(95,452)	(52,777)	2,346
245,321	149,655	3,761,064	610,910	5,506,000	5,342,777

218,369	215,796	4,309,972	1,268,972	6,731,293	5,934,174

584,179	90,389	4,577,372	1,418,870	8,607,413	6,122,792

1,339,349	1,248,960	3,718,773	2,299,903	10,281,839	4,159,047

$1,923,528	$1,339,349	$8,296,145	$3,718,773	$18,889,252	$10,281,839

75

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust Series 1		Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,162,937	$1,160,322	$40,078	$30,583

Net investment income (loss)	1,162,937	1,160,322	40,078	30,583

Realized gains (losses) on investments:
Capital gain distributions	1,382,276	265,793	—	2,208
Net realized gains (losses)	(169,081)	(143,202)	(242,084)	(84,910)

Realized gains (losses)	1,213,195	122,591	(242,084)	(82,702)
Unrealized appreciation (depreciation) during the period	1,302,321	(626,452)	824,007	(696,657)

Net increase (decrease) in assets from operations	3,678,453	656,461	622,001	(748,776)

Changes from principal transactions:
Transfer of net premiums	1,518,065	1,437,049	452,319	463,334
Transfer on terminations	(8,388,849)	(2,440,199)	(226,374)	(126,293)
Transfer on policy loans	(139,234)	(65,247)	(4,382)	(9,285)
Net interfund transfers	9,140,960	1,322,856	604,619	464,538

Net increase (decrease) in assets from principal transactions	2,130,942	254,459	826,182	792,294

Total increase (decrease) in assets	5,809,395	910,920	1,448,183	43,518

Assets, beginning of period	24,125,362	23,214,442	1,469,405	1,425,887

Assets, end of period	$29,934,757	$24,125,362	$2,917,588	$1,469,405

(t)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.

See accompanying notes.

76

Sub-Account
Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0	U.S. Core Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (t)	Year Ended Dec. 31/08 (t)

$88,503	$107,335	$7,152	$400,400

88,503	107,335	7,152	400,400

—	12,227	4,295	316,843
(161,580)	168,969	(246,848)	(16,741,584)

(161,580)	181,196	(242,553)	(16,424,741)
1,422,370	(3,174,648)	51,278	4,307,194

1,349,293	(2,886,117)	(184,123)	(11,717,147)

458,468	637,101	67,977	1,894,071
(497,225)	(493,660)	(37,957)	(3,625,354)
(114,801)	(4,640)	(28,079)	(847,907)
431,623	(277,631)	(297,133)	(23,090,939)

278,065	(138,830)	(295,192)	(25,670,129)

1,627,358	(3,024,947)	(479,315)	(37,387,276)

4,849,169	7,874,116	479,315	37,387,276

$6,476,527	$4,849,169	—	—

77

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Global Leaders Growth Trust Series 0	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/08 (af)
Income:
Dividend income distribution	$979	$7,082

Net investment income (loss)	979	7,082

Realized gains (losses) on investments:
Capital gain distributions	34,443	255,015
Net realized gains (losses)	(25,177)	(134,057)

Realized gains (losses)	9,266	120,958
Unrealized appreciation (depreciation) during the period	(1,032)	(120,611)

Net increase (decrease) in assets from operations	9,213	7,429

Changes from principal transactions:
Transfer of net premiums	43,013	67,029
Transfer on terminations	(39,582)	(27,664)
Transfer on policy loans	(374)	(5,730)
Net interfund transfers	(272,966)	(2,017,830)

Net increase (decrease) in assets from principal transactions	(269,909)	(1,984,195)

Total increase (decrease) in assets	(260,696)	(1,976,766)

Assets, beginning of period	260,696	1,976,766

Assets, end of period	—	—

(af)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

78

Sub-Account
U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1		U.S. High Yield Bond Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$130,726	$102,841	$359,501	$457,151	$231,133	$48,713

130,726	102,841	359,501	457,151	231,133	48,713

80,636	—	296,261	—	—	—
(22,364)	(13,118)	(261,549)	(432,685)	32,629	(32,227)

58,272	(13,118)	34,712	(432,685)	32,629	(32,227)
63,560	(61,872)	553,631	(237,135)	480,303	(185,982)

252,558	27,851	947,844	(212,669)	744,065	(169,496)

925,730	197,290	691,380	918,667	361,963	218,661
(204,870)	(135,601)	(2,212,594)	(2,297,924)	(255,394)	(167,481)
(5,347)	(4,904)	89,974	(84,711)	(3,529)	—
433,456	2,529,363	483,011	(161,972)	981,432	655,045

1,148,969	2,586,148	(948,229)	(1,625,940)	1,084,472	706,225

1,401,527	2,613,999	(385)	(1,838,609)	1,828,537	536,729

3,059,141	445,142	11,643,008	13,481,617	928,594	391,865

$4,460,668	$3,059,141	$11,642,623	$11,643,008	$2,757,131	$928,594

79

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$225,249	$45,871	$12,607	$57,525

Net investment income (loss)	225,249	45,871	12,607	57,525

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	646,767	(12,229)	(839,927)	(103,360)

Realized gains (losses)	646,767	(12,229)	(839,927)	(103,360)
Unrealized appreciation (depreciation) during the period	202,796	(193,971)	837,330	(772,646)

Net increase (decrease) in assets from operations	1,074,812	(160,329)	10,010	(818,481)

Changes from principal transactions:
Transfer of net premiums	131,451	199,019	177,339	691,287
Transfer on terminations	(177,721)	(29,030)	(60,726)	(243,124)
Transfer on policy loans	(5,060)	(3,448)	(5,140)	(20,394)
Net interfund transfers	497,481	407,717	(1,875,821)	562,566

Net increase (decrease) in assets from principal transactions	446,151	574,258	(1,764,348)	990,335

Total increase (decrease) in assets	1,520,963	413,929	(1,754,338)	171,854

Assets, beginning of period	1,019,425	605,496	1,754,338	1,582,484

Assets, end of period	$2,540,388	$1,019,425	—	$1,754,338

(ar)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

80

Sub-Account
U.S. Large Cap Trust Series 1		Utilities Trust Series 0		Utilities Trust Series 1
Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$149,510	$860,815	$163,174	$91,318	$172,714	$226,203

149,510	860,815	163,174	91,318	172,714	226,203

—	—	—	75,254	—	267,212
(10,545,456)	224,617	(467,106)	(259,065)	(1,129,337)	(2,908,668)

(10,545,456)	224,617	(467,106)	(183,811)	(1,129,337)	(2,641,456)
10,156,661	(18,239,565)	1,238,643	(1,135,560)	1,983,424	(423,072)

(239,285)	(17,154,133)	934,711	(1,228,053)	1,026,801	(2,838,325)

778,641	2,520,134	719,761	683,544	240,608	269,265
(1,376,958)	(5,336,527)	(366,795)	(262,586)	(619,179)	(961,009)
144,635	(55,905)	(32,495)	(21,110)	(30,705)	(35,198)
(25,053,006)	(1,241,286)	698,956	1,330,581	1,205,992	(1,614,494)

(25,506,688)	(4,113,584)	1,019,427	1,730,429	796,716	(2,341,436)

(25,745,973)	(21,267,717)	1,954,138	502,376	1,823,517	(5,179,761)

25,745,973	47,013,690	2,371,852	1,869,476	3,792,853	8,972,614

—	$25,745,973	$4,325,990	$2,371,852	$5,616,370	$3,792,853

81

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust Series 0		Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$27,083	$22,501	$164,094	$184,881

Net investment income (loss)	27,083	22,501	164,094	184,881

Realized gains (losses) on investments:
Capital gain distributions	—	51,803	—	519,456
Net realized gains (losses)	(407,272)	(413,943)	(1,359,344)	288,320

Realized gains (losses)	(407,272)	(362,140)	(1,359,344)	807,776
Unrealized appreciation (depreciation) during the period	1,038,431	(600,493)	5,630,226	(9,395,016)

Net increase (decrease) in assets from operations	658,242	(940,132)	4,434,976	(8,402,359)

Changes from principal transactions:
Transfer of net premiums	387,461	486,291	759,223	917,100
Transfer on terminations	(295,423)	(238,078)	(1,735,981)	(1,766,264)
Transfer on policy loans	(9,679)	(10,194)	(157,899)	46,398
Net interfund transfers	207,990	341,932	(677,356)	(998,695)

Net increase (decrease) in assets from principal transactions	290,349	579,951	(1,812,013)	(1,801,461)

Total increase (decrease) in assets	948,591	(360,181)	2,622,963	(10,203,820)

Assets, beginning of period	1,500,468	1,860,649	11,712,280	21,916,100

Assets, end of period	$2,449,059	$1,500,468	$14,335,243	$11,712,280

See accompanying notes.

82

Total
Year Ended Dec. 31/09	Year Ended Dec. 31/08

$42,325,755	$42,559,945

42,325,755	42,559,945

29,349,389	37,565,457
(195,045,887)	(70,179,410)

(165,696,498)	(32,613,953)
507,416,609	(633,969,193)

384,045,866	(624,023,201)

419,128,315	460,841,958
(242,078,489)	(207,700,865)
(8,343,701)	(9,903,050)
(54,852,465)	(8,808,319)

113,853,660	234,429,724

497,899,526	(389,593,477)

1,368,698,274	1,758,291,751

$1,866,597,800	$1,368,698,274

83

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2009

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 134 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 6 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2009. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

84

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Diversified Growth & Income Trust	Core Diversified Growth & Income Trust	November 16, 2009
Index Allocation Trust	Core Strategy Trust	May 4, 2009
Turner Core Growth Trust	Large Cap Growth Trust	November 16, 2009

The following sub-accounts of the Account were commenced as investment options:

New Fund	Effective Date
Alpha Opportunities Trust	May 4, 2009
American Diversified Growth & Income Trust	May 4, 2009
American Fundamental Holdings Trust	May 4, 2009
American Global Diversification Trust	May 4, 2009
American New World Trust	May 4, 2009
Balanced Trust	May 4, 2009
International Small Company Trust	November 16, 2009
Smaller Company Growth Trust	November 16, 2009

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
Classic Value Trust	Equity-Income Trust	May 4, 2009
Core Equity Trust	Fundamental Value Trust	May 4, 2009
Emerging Small Company Trust	Smaller Company Growth Trust	November 16, 2009
Global Allocation Trust	Lifestyle Balanced Trust	November 16, 2009
Global Real Estate Trust	Real Estate Securities Trust	November 16, 2009
Income & Value Trust	American Asset Allocation Trust	May 4, 2009
International Small Cap Trust	International Small Company Trust	November 16, 2009
Mid Cap Intersection Trust	Mid Cap Index Trust	November 16, 2009
Mid Cap Value Trust	Mid Value Trust	May 4, 2009
Small Company Trust	Small Company Value Trust	May 4, 2009
U.S. Large Cap Trust	American Growth-Income Trust	May 4, 2009
CSI Equity Trust	Money Market Trust B	December 29, 2009

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

85

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life Insurance Company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position, taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

86

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2009.

Mutual Funds
Level 1	$1,866,597,800
Level 2	—
Level 3	—

$1,866,597,800

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

87

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

4.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$18,321,103	$8,630,076
500 Index Trust Series 1	4,261,369	6,345,867
Active Bond Trust Series 0	1,802,081	918,076
Active Bond Trust Series 1	981,645	1,305,633
All Cap Core Trust Series 0	265,958	94,053
All Cap Core Trust Series 1	394,790	1,103,774
All Cap Growth Trust Series 0	272,658	122,882
All Cap Growth Trust Series 1	411,262	1,760,963
All Cap Value Trust Series 0	1,331,817	626,017
All Cap Value Trust Series 1	1,100,365	1,113,932
Alpha Opportunities Trust Series 0	57,050	3,914
Alpha Opportunities Trust Series 1	77,807	428
American Asset Allocation Trust Series 1	24,836,854	3,617,738
American Blue Chip Income and Growth Trust Series 1	2,689,408	1,989,708
American Bond Trust Series 1	1,557,551	1,573,526
American Fundamental Holdings Trust Series 1	423,639	57,786
American Global Diversification Trust Series 1	2,847,189	2,324,946
American Growth Trust Series 1	12,543,007	13,305,895
American Growth-Income Trust Series 1	32,777,404	4,520,886
American International Trust Series 1	11,025,915	4,863,763
American New World Trust Series 1	2,350,452	1,935,168
Balanced Trust Series 0	187,775	43,195
Blue Chip Growth Trust Series 0	4,092,549	1,732,191
Blue Chip Growth Trust Series 1	2,989,365	6,236,329
Capital Appreciation Trust Series 0	3,390,238	508,762
Capital Appreciation Trust Series 1	4,598,336	5,018,905
Capital Appreciation Value Trust Series 0	682,286	182,455
Capital Appreciation Value Trust Series 1	99,403	4,882
Classic Value Trust Series 0	260,668	1,683,525
Classic Value Trust Series 1	181,676	1,622,448
Core Allocation Plus Trust Series 0	1,752,370	159,711
Core Allocation Plus Trust Series 1	112,163	15,700
Core Bond Trust Series 0	1,497,578	613,015
Core Bond Trust Series 1	2,591,617	2,692,949
Core Diversified Growth & Income Trust Series 1	241,448	31,860
Core Equity Trust Series 0	80,529	629,345
Core Equity Trust Series 1	43,761	848,348
Core Strategy Trust Series 0	2,653,765	722,942
Core Strategy Trust Series 1	160,750	120,034
Disciplined Diversification Trust Series 0	3,959,987	291,582
Disciplined Diversification Trust Series 1	79,534	13,556
Emerging Markets Value Trust Series 0	1,475,754	273,941
Emerging Markets Value Trust Series 1	1,892,870	523,427
Emerging Small Company Trust Series 0	546,969	2,022,394
Emerging Small Company Trust Series 1	551,752	30,587,377

88

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Equity-Income Trust Series 0	$5,115,051	$1,748,235
Equity-Income Trust Series 1	5,049,045	10,634,083
Financial Services Trust Series 0	724,131	657,812
Financial Services Trust Series 1	376,369	850,457
Franklin Templeton Founding Allocation Trust Series 0	2,195,354	499,607
Franklin Templeton Founding Allocation Trust Series 1	171,771	53,628
Fundamental Value Trust Series 0	2,264,577	1,151,298
Fundamental Value Trust Series 1	1,993,313	5,745,628
Global Allocation Trust Series 0	907,353	3,335,391
Global Allocation Trust Series 1	170,052	2,273,998
Global Bond Trust Series 0	6,498,764	1,771,255
Global Bond Trust Series 1	3,050,127	1,736,457
Global Real Estate Trust Series 0	429,102	476,823
Global Real Estate Trust Series 1	272,042	281,689
Global Trust Series 0	1,164,612	627,109
Global Trust Series 1	568,783	1,660,952
Health Sciences Trust Series 0	1,667,332	1,355,018
Health Sciences Trust Series 1	5,112,850	5,145,437
High Yield Trust Series 0	5,433,541	2,555,511
High Yield Trust Series 1	2,566,947	3,251,144
Income & Value Trust Series 0	196,220	609,535
Income & Value Trust Series 1	567,900	20,407,185
International Core Trust Series 0	1,447,840	587,734
International Core Trust Series 1	1,464,679	2,832,071
International Equity Index Trust A Series 1	1,868,216	1,855,004
International Equity Index Trust B Series 0	5,107,787	1,736,880
International Opportunities Trust Series 0	1,937,542	888,885
International Opportunities Trust Series 1	2,755,073	1,663,278
International Small Cap Trust Series 0	2,220,338	5,169,417
International Small Cap Trust Series 1	2,653,967	10,520,275
International Small Company Trust Series 0	4,674,690	133,092
International Small Company Trust Series 1	9,702,051	203,392
International Value Trust Series 0	2,426,701	1,202,157
International Value Trust Series 1	2,056,774	5,632,444
Investment Quality Bond Trust Series 0	2,666,737	1,019,210
Investment Quality Bond Trust Series 1	1,717,430	2,411,681
Large Cap Trust Series 0	1,179,170	985,801
Large Cap Trust Series 1	1,047,839	2,382,480
Large Cap Value Trust Series 0	4,990,714	1,324,021
Large Cap Value Trust Series 1	2,459,229	3,158,976
Lifestyle Aggressive Trust Series 0	18,985,155	6,094,910
Lifestyle Aggressive Trust Series 1	2,293,394	4,798,865
Lifestyle Balanced Trust Series 0	47,301,119	10,915,137
Lifestyle Balanced Trust Series 1	9,209,834	10,816,126
Lifestyle Conservative Trust Series 0	8,233,176	1,954,775
Lifestyle Conservative Trust Series 1	2,499,127	4,805,566
Lifestyle Growth Trust Series 0	53,003,808	13,358,554
Lifestyle Growth Trust Series 1	8,072,873	9,784,859
Lifestyle Moderate Trust Series 0	11,383,051	2,283,779
Lifestyle Moderate Trust Series 1	4,784,907	2,284,400
Mid Cap Index Trust Series 0	2,151,044	540,363

89

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Mid Cap Index Trust Series 1	$1,136,470	$2,031,077
Mid Cap Intersection Trust Series 0	106,412	282,985
Mid Cap Intersection Trust Series 1	28,707	32,549
Mid Cap Stock Trust Series 0	2,811,676	2,295,018
Mid Cap Stock Trust Series 1	573,863	4,639,020
Mid Cap Value Trust Series 0	375,965	2,954,127
Mid Cap Value Trust Series 1	257,507	10,562,149
Mid Value Trust Series 0	4,832,051	1,222,814
Mid Value Trust Series 1	10,061,183	1,868,772
Money Market Trust B Series 0	149,559,837	124,521,959
Money Market Trust Series 1	30,166,011	41,810,790
Natural Resources Trust Series 0	8,552,263	2,521,602
Natural Resources Trust Series 1	7,131,139	4,880,300
Optimized All Cap Trust Series 0	1,283,307	519,365
Optimized All Cap Trust Series 1	173,774	160,225
Optimized Value Trust Series 0	82,691	14,950
Optimized Value Trust Series 1	347,946	41,422
Overseas Equity Trust Series 0	937,984	408,205
Pacific Rim Trust Series 0	1,814,743	942,120
Pacific Rim Trust Series 1	4,666,904	5,864,619
Real Estate Securities Trust Series 0	2,737,844	851,175
Real Estate Securities Trust Series 1	1,607,233	3,534,311
Real Return Bond Trust Series 0	3,134,847	1,696,140
Real Return Bond Trust Series 1	1,469,452	1,120,672
Science & Technology Trust Series 0	2,440,653	1,669,153
Science & Technology Trust Series 1	4,703,053	4,943,086
Short-Term Bond Trust Series 0	1,613,017	544,515
Small Cap Growth Trust Series 0	2,345,869	1,124,164
Small Cap Growth Trust Series 1	384,674	253,004
Small Cap Index Trust Series 0	1,984,230	445,958
Small Cap Index Trust Series 1	838,895	990,001
Small Cap Opportunities Trust Series 0	660,341	246,121
Small Cap Opportunities Trust Series 1	1,751,629	2,123,283
Small Cap Value Trust Series 0	2,831,490	1,035,132
Small Cap Value Trust Series 1	2,677,881	3,229,142
Small Company Trust Series 0	587	3,438
Small Company Trust Series 1	28,666	535,003
Small Company Value Trust Series 0	2,429,298	1,319,744
Small Company Value Trust Series 1	4,155,257	4,083,621
Smaller Company Growth Trust Series 0	1,894,292	20,472
Smaller Company Growth Trust Series 1	27,997,262	676,474
Strategic Bond Trust Series 0	1,121,828	499,470
Strategic Bond Trust Series 1	1,279,493	1,607,582
Strategic Income Trust Series 0	1,942,868	622,029
Strategic Income Trust Series 1	687,202	363,063
Total Bond Market Trust B Series 0	6,162,257	1,471,821
Total Return Trust Series 0	11,399,832	3,378,660
Total Return Trust Series 1	13,186,558	8,510,403
Total Stock Market Index Trust Series 0	1,457,824	591,563
Total Stock Market Index Trust Series 1	1,456,729	1,090,161
U.S. Government Securities Trust Series 0	2,207,718	847,387

90

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
U.S. Government Securities Trust Series 1	$2,172,025	$2,464,491
U.S. High Yield Bond Trust Series 0	2,206,750	891,145
U.S. High Yield Bond Trust Series 1	5,828,673	5,157,272
U.S. Large Cap Trust Series 0	434,533	2,186,274
U.S. Large Cap Trust Series 1	587,219	25,944,397
Utilities Trust Series 0	1,896,198	713,598
Utilities Trust Series 1	2,859,334	1,889,903
Value Trust Series 0	817,480	500,049
Value Trust Series 1	736,252	2,384,171
All Asset Portfolio Series 0	2,260,248	458,787
All Asset Portfolio Series 1	1,087,927	253,563
Brandes International Equity Trust	1,733,097	579,892
Business Opportunity Value Trust	1,490,022	493,210
CSI Equity Trust	2,164,650	4,891,096
Frontier Capital Appreciation Trust	1,064,466	253,238
Large Cap Growth Trust	907,369	420,422

	$782,977,423	$597,448,612

5.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

6.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

91

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

92

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	3,715,959	3,519,327	3,377,590	3,985,641	—
Units issued	948,103	727,341	656,369	274,420	4,349,389
Units redeemed	(639,650)	(530,709)	(514,632)	(882,471)	(363,748)

Units, end of period	4,024,412	3,715,959	3,519,327	3,377,590	3,985,641

Unit value, end of period $	21.05	16.66	$26.53	15.76 to 25.20	13.63 to 21.81
Assets, end of period $	66,955,037	45,694,591	65,187,967	54,754,038	$54,369,746
Investment income ratio*	2.43%	2.27%	3.00%	1.14%	0.00%
Total return, lowest to highest**	24.08% to 31.02%	(37.19%) to (24.71%)	1.47% to 5.25%	13.10% to 15.57%	2.90% to 9.07%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,803,876	3,042,197	3,238,434	3,760,865	3,558,971
Units issued	455,478	295,642	307,967	558,512	638,838
Units redeemed	(723,080)	(533,963)	(504,204)	(1,080,943)	(436,944)

Units, end of period	2,536,274	2,803,876	3,042,197	3,238,434	3,760,865

Unit value, end of period $	10.78	8.58	13.66	13.02	11.30
Assets, end of period $	27,344,213	24,041,913	41,542,238	42,156,390	42,477,407
Investment income ratio*	1.71%	0.71%	2.22%	0.94%	1.50%
Total return, lowest to highest**	25.74%	(37.21%)	4.90%	15.27%	4.29%

93

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	38,814	18,418	4,172	—
Units issued	36,991	26,834	17,127	4,810
Units redeemed	(19,821)	(6,438)	(2,881)	(638)

Units, end of period	55,984	38,814	18,418	4,172

Unit value, end of period $	50.05	40.09	44.78	43.05
Assets, end of period $	2,802,114	1,555,883	824,734	179,570
Investment income ratio*	7.80%	6.63%	10.09%	0.52%
Total return, lowest to highest**	18.30% to 24.86%	(10.55%) to (7.37%)	2.87% to 4.03%	4.44% to 5.10%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	671,816	786,841	828,866	906,616	—
Units issued	25,873	29,705	72,230	72,511	1,281,945
Units redeemed	(95,601)	(144,730)	(114,255)	(150,261)	(375,329)

Units, end of period	602,088	671,816	786,841	828,866	906,616

Unit value, end of period $	15.41	12.34	13.80	13.26	12.70
Assets, end of period $	9,274,908	8,292,245	10,855,803	10,990,886	11,513,291
Investment income ratio*	7.22%	5.22%	8.81%	2.77%	0.00%
Total return, lowest to highest**	24.81%	(10.53%)	4.05%	4.42%	1.59%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

94

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	163,860	9,425	2,781	135	—
Units issued	190,209	188,282	7,717	3,145	135
Units redeemed	(40,508)	(33,847)	(1,073)	(499)	—

Units, end of period	313,561	163,860	9,425	2,781	135

Unit value, end of period $	12.05	9.93	11.84	10.97	10.51
Assets, end of period $	3,776,734	1,626,878	111,631	30,493	1,420
Investment income ratio*	7.75%	8.30%	8.85%	7.25%	12.18%
Total return, lowest to highest**	14.85% to 21.32%	(17.73%) to (12.60%)	5.74% to 8.00%	3.40% to 5.33%	1.92%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	100,883	81,342	79,490	57,862	6,742
Units issued	58,470	207,113	12,737	35,431	61,430
Units redeemed	(16,595)	(187,572)	(10,885)	(13,803)	(10,310)

Units, end of period	142,758	100,883	81,342	79,490	57,862

Unit value, end of period $	17.00	14.01	16.72	15.48	14.83
Assets, end of period $	2,427,274	1,413,930	1,359,873	1,230,463	858,236
Investment income ratio*	8.03%	4.37%	7.29%	5.55%	4.96%
Total return, lowest to highest**	21.32%	(16.17%)	8.00%	4.36%	5.95%

95

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	49,976	26,819	11,893	—
Units issued	28,853	37,805	22,754	12,575
Units redeemed	(10,667)	(14,648)	(7,828)	(682)

Units, end of period	68,162	49,976	26,819	11,893

Unit value, end of period $	10.36	8.05	13.34	12.98
Assets, end of period $	706,085	402,516	357,657	154,432
Investment income ratio*	1.83%	2.26%	1.58%	0.13%
Total return, lowest to highest**	24.46% to 33.05%	(39.60%) to (26.69%)	0.17% to 2.70%	10.72% to 14.77%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	564,515	643,519	743,412	828,823	983,111
Units issued	20,041	17,373	54,025	149,820	35,817
Units redeemed	(79,484)	(96,377)	(153,918)	(235,231)	(190,105)

Units, end of period	505,072	564,515	643,519	743,412	828,823

Unit value, end of period $	16.60	12.92	21.40	20.85	18.17
Assets, end of period $	8,382,602	7,293,346	13,771,188	15,496,358	15,056,619
Investment income ratio*	1.60%	1.65%	1.41%	0.68%	0.79%
Total return, lowest to highest**	28.47%	(39.63%)	2.66%	14.75%	9.08%

96

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	42,311	23,031	15,291	—
Units issued	31,699	52,806	32,831	17,562
Units redeemed	(14,680)	(33,526)	(25,091)	(2,271)

Units, end of period	59,330	42,311	23,031	15,291

Unit value, end of period $	9.80	8.09	13.92	12.42
Assets, end of period $	581,165	342,145	320,583	189,900
Investment income ratio*	0.93%	0.53%	0.16%	0.00%
Total return, lowest to highest**	21.13% to 23.48%	(41.91%) to (26.41%)	4.36% to 12.08%	2.94% to 6.63%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	494,714	615,575	706,258	746,548	813,617
Units issued	23,250	19,782	29,987	64,128	46,378
Units redeemed	(111,584)	(140,643)	(120,670)	(104,418)	(113,447)

Units, end of period	406,380	494,714	615,575	706,258	746,548

Unit value, end of period $	18.35	15.15	26.10	23.29	21.85
Assets, end of period $	7,456,831	7,496,409	16,066,423	16,449,878	16,315,444
Investment income ratio*	0.70%	0.28%	0.05%	0.00%	0.00%
Total return, lowest to highest**	21.09%	(41.94%)	12.06%	6.58%	8.98%

97

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec.0 31/06 (a)
Units, beginning of period	109,590	55,282	13,493	—
Units issued	131,254	80,202	54,729	17,209
Units redeemed	(59,549)	(25,894)	(12,940)	(3,716)

Units, end of period	181,295	109,590	55,282	13,493

Unit value, end of period $	12.38	9.78	13.74	12.64
Assets, end of period $	2,244,835	1,071,959	759,424	170,565
Investment income ratio*	0.64%	1.10%	2.38%	0.01%
Total return, lowest to highest**	22.43% to 31.77%	(28.80%) to (19.83%)	2.47% to 8.68%	6.65% to 13.82%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	208,134	184,657	200,061	190,173	348,168
Units issued	78,485	41,713	24,805	47,919	59,250
Units redeemed	(78,064)	(18,236)	(40,209)	(38,031)	(217,245)

Units, end of period	208,555	208,134	184,657	200,061	190,173

Unit value, end of period $	17.15	13.54	19.02	17.55	15.44
Assets, end of period $	3,576,033	2,818,708	3,511,406	3,511,855	2,935,720
Investment income ratio*	0.51%	0.89%	1.75%	0.90%	0.56%
Total return, lowest to highest**	26.61%	(28.78%)	8.32%	13.71%	5.71%

98

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Alpha Opportunities Trust Series 0
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	4,560
Units redeemed	(313)

Units, end of period	4,247

Unit value, end of period $	12.73
Assets, end of period $	54,076
Investment income ratio*	0.79%
Total return, lowest to highest**	26.89% to 27.31%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Sub-Account
Alpha Opportunities Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	6,780
Units redeemed	(36)

Units, end of period	6,744

Unit value, end of period $	12.07
Assets, end of period $	81,384
Investment income ratio*	0.66%
Total return, lowest to highest**	20.69%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

99

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	260,111	—
Units issued	3,234,430	301,470
Units redeemed	(446,797)	(41,359)

Units, end of period	3,047,744	260,111

Unit value, end of period $	8.98	7.26
Assets, end of period $	27,353,571	1,888,618
Investment income ratio*	2.79%	7.29%
Total return, lowest to highest**	18.28% to 25.85%	(28.47%) to (19.62%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	610,479	465,570	358,100	244,289	179,279
Units issued	226,391	228,811	195,210	132,663	80,849
Units redeemed	(175,631)	(83,902)	(87,740)	(18,852)	(15,839)

Units, end of period	661,239	610,479	465,570	358,100	244,289

Unit value, end of period $	10.64	12.48 to 8.36	13.21 to 19.72	12.99 to 19.40	16.58
Assets, end of period $	8,411,946	6,477,340	8,273,820	6,749,187	4,051,366
Investment income ratio*	1.70%	4.52%	2.50%	0.50%	0.27%
Total return, lowest to highest**	25.79% to 31.48%	(36.72%) to (22.98%)	(2.84%) to 1.65%	13.18% to 16.99%	6.76%

100

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (r)
Units, beginning of period	431,619	314,461	87,501	3,980	—
Units issued	123,511	193,030	643,737	87,757	3,996
Units redeemed	(132,470)	(75,872)	(416,777)	(4,236)	(16)

Units, end of period	422,660	431,619	314,461	87,501	3,980

Unit value, end of period $	11.24 to 14.05	10.02 to 12.52	11.10 to 13.87	10.78 to 13.47	10.11 to 12.64
Assets, end of period $	5,134,314	4,710,940	3,942,230	1,123,885	50,313
Investment income ratio*	2.67%	9.93%	4.22%	0.00%	0.00%
Total return, lowest to highest**	8.40% to 12.21%	(10.67%) to (6.10%)	2.36% to 2.96%	5.39% to 6.57%	1.13%

(r)	Reflects the period from commencement of operations on October 31, 2005 through December 31, 2005.

Sub-Account
American Fundamental Holdings Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	36,372
Units redeemed	(4,994)

Units, end of period	31,378

Unit value, end of period $	11.92
Assets, end of period $	374,032
Investment income ratio*	4.60%
Total return, lowest to highest**	18.47% to 19.20%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

101

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
American Global Diversification Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	239,096
Units redeemed	(186,160)

Units, end of period	52,936

Unit value, end of period $	12.59
Assets, end of period $	666,617
Investment income ratio*	0.90%
Total return, lowest to highest**	23.51% to 25.94%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	3,191,497	2,342,984	1,738,879	1,143,247	545,616
Units issued	719,046	1,671,199	892,176	700,598	673,912
Units redeemed	(1,167,310)	(822,686)	(288,071)	(104,966)	(76,281)

Units, end of period	2,743,233	3,191,497	2,342,984	1,738,879	1,143,247

Unit value, end of period $	11.40	12.36 to 8.21	14.71	13.15 to 19.79	11.97 to 18.02
Assets, end of period $	37,488,254	33,818,004	46,630,648	33,139,292	20,601,851
Investment income ratio*	0.25%	2.13%	1.21%	0.29%	0.00%
Total return, lowest to highest**	25.08% to 42.05%	(44.20%) to (31.29%)	3.36% to 11.94%	5.98% to 9.80%	8.06% to 15.79%

102

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,256,460	1,040,281	679,810	521,355	449,119
Units issued	2,680,851	470,399	441,217	216,940	149,136
Units redeemed	(377,745)	(254,220)	(80,746)	(58,485)	(76,900)

Units, end of period	3,559,566	1,256,460	1,040,281	679,810	521,355

Unit value, end of period $	10.69	8.17	13.20 to 19.70	12.61 to 18.83	10.99 to 16.40
Assets, end of period $	50,592,525	12,746,026	18,035,767	12,406,440	8,548,154
Investment income ratio*	1.53%	2.27%	2.89%	1.04%	0.45%
Total return, lowest to highest**	23.68% to 33.69%	(38.08%) to (24.49%)	(0.67%) to 4.64%	11.61% to 14.80%	2.77% to 5.44%

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,589,088	1,335,767	953,997	691,580	464,968
Units issued	425,526	666,694	613,619	465,773	275,981
Units redeemed	(323,642)	(413,373)	(231,849)	(203,356)	(49,369)

Units, end of period	1,690,972	1,589,088	1,335,767	953,997	691,580

Unit value, end of period $	14.46	17.85 to 10.14	17.60 to 30.98	14.72 to 25.91	12.41 to 21.86
Assets, end of period $	31,946,083	21,999,643	35,473,301	22,969,248	15,109,849
Investment income ratio*	1.19%	4.09%	2.31%	0.86%	0.64%
Total return, lowest to highest**	27.67% to 46.99%	(42.37%) to (26.02%)	9.35% to 19.58%	10.32% to 18.54%	12.31% to 21.07%

103

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
American New World Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	186,355
Units redeemed	(148,426)

Units, end of period	37,929

Unit value, end of period $	13.36
Assets, end of period $	506,673
Investment income ratio*	0.55%
Total return, lowest to highest**	30.38% to 33.58%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
Sub-Account
Balanced Trust Series 0
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	16,728
Units redeemed	(3,856)

Units, end of period	12,872

Unit value, end of period $	11.91
Assets, end of period $	153,313
Investment income ratio*	1.80%
Total return, lowest to highest**	18.83% to 19.11%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

104

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	88,681	40,793	7,642	29	—
Units issued	90,411	64,266	39,576	9,536	29
Units redeemed	(39,072)	(16,378)	(6,425)	(1,923)	—

Units, end of period	140,020	88,681	40,793	7,642	29

Unit value, end of period $	56.75	39.69	69.05	61.21	55.85
Assets, end of period $	7,945,860	3,519,833	2,816,663	467,688	1,594
Investment income ratio*	0.19%	0.40%	0.81%	0.03%	0.00%
Total return, lowest to highest**	26.87% to 46.21%	(42.52%) to (28.71%)	5.35% to 12.81%	7.94% to 10.44%	4.67%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,413,536	1,501,232	1,513,575	1,703,650	1,815,010
Units issued	177,272	157,192	193,922	77,248	152,090
Units redeemed	(327,101)	(244,888)	(206,265)	(267,323)	(263,450)

Units, end of period	1,263,707	1,413,536	1,501,232	1,513,575	1,703,650

Unit value, end of period $	23.37	16.36	28.46	25.24	23.03
Assets, end of period $	29,533,414	23,118,554	42,725,551	38,206,324	39,243,002
Investment income ratio*	0.15%	0.32%	0.72%	0.20%	0.40%
Total return, lowest to highest**	42.90%	(42.53%)	12.75%	9.59%	5.60%

105

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	36,365	36,448	438	—
Units issued	65,449	39,229	37,706	892
Units redeemed	(23,121)	(39,312)	(1,696)	(454)

Units, end of period	78,693	36,365	36,448	438

Unit value, end of period $	28.01	22.36	37.17	34.41
Assets, end of period $	2,204,255	813,066	1,354,678	15,086
Investment income ratio*	3.70%	4.49%	3.86%	3.65%
Total return, lowest to highest**	19.34% to 25.28%	(39.84%) to (24.43%)	0.84% to 8.01%	14.79% to 26.78%

(a) Fund available in prior year but no activity.
	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	68,226	46,273	1,426	—
Units issued	127,872	71,242	48,372	2,108
Units redeemed	(43,559)	(49,289)	(3,525)	(682)

Units, end of period	152,539	68,226	46,273	1,426

Unit value, end of period $	13.18	10.58	16.15	15.32
Assets, end of period $	2,010,780	721,884	747,303	21,842
Investment income ratio*	0.76%	0.05%	1.25%	1.63%
Total return, lowest to highest**	19.01% to 27.24%	(34.70%) to (23.56%)	0.63% to 5.44%	11.94% to 13.89%

(a)	Fund available in prior year but no activity.

106

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	176,778	85,512	44,224	53	—
Units issued	323,428	116,994	76,983	52,244	53
Units redeemed	(49,418)	(25,728)	(35,695)	(8,073)	—

Units, end of period	450,788	176,778	85,512	44,224	53

Unit value, end of period $	12.41	8.72	13.89	12.43	12.15
Assets, end of period $	5,593,907	1,540,973	1,187,598	549,868	640
Investment income ratio*	0.40%	0.73%	0.46%	0.00%	0.00%
Total return, lowest to highest**	28.49% to 44.66%	(37.24%) to (23.78%)	7.66% to 11.70%	0.97% to 7.46%	8.44%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,460,124	1,616,971	1,713,529	427,964	215,907
Units issued	449,806	81,782	83,337	1,757,436	387,465
Units redeemed	(471,918)	(238,629)	(179,895)	(471,871)	(175,408)

Units, end of period	1,438,012	1,460,124	1,616,971	1,713,529	427,964

Unit value, end of period $	12.67	8.90	14.18	12.71	12.43
Assets, end of period $	18,217,168	12,999,758	22,931,837	21,773,547	5,317,782
Investment income ratio*	0.27%	0.45%	0.29%	0.00%	0.00%
Total return, lowest to highest**	42.28%	(37.22%)	11.61%	2.26%	13.99%

107

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	52,433	—
Units issued	80,518	61,493
Units redeemed	(22,849)	(9,060)

Units, end of period	110,102	52,433

Unit value, end of period $	9.47	7.27
Assets, end of period $	1,042,522	381,132
Investment income ratio*	2.88%	1.93%
Total return, lowest to highest**	19.68% to 30.98%	(27.77%) to (21.81%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	2,846	—
Units issued	10,974	2,863
Units redeemed	(574)	(17)

Units, end of period	13,246	2,846

Unit value, end of period $	9.46	7.27
Assets, end of period $	125,321	20,677
Investment income ratio*	4.14%	3.07%
Total return, lowest to highest**	30.21%	(27.34%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

108

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	234,705	145,466	35,333	155	—
Units issued	47,977	135,382	135,655	37,458	160
Units redeemed	(282,682)	(46,143)	(25,522)	(2,280)	(5)

Units, end of period	—	234,705	145,466	35,333	155

Unit value, end of period $	5.99	6.23	11.44	13.09	11.27
Assets, end of period $	—	1,462,303	1,664,561	462,509	1,747
Investment income ratio*	1.22%	2.70%	2.74%	2.65%	3.70%
Total return, lowest to highest**	(3.90%) to 0.02%	(45.55%) to (29.61%)	(12.58%) to (12.50%)	13.46% to 16.14%	4.11%

(ah) Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	178,850	598,591	590,103	367,626	14,835
Units issued	22,787	27,580	53,006	376,498	461,900
Units redeemed	(201,637)	(447,321)	(44,518)	(154,021)	(109,109)

Units, end of period	—	178,850	598,591	590,103	367,626

Unit value, end of period $	8.07	8.41	15.44	17.67	15.22
Assets, end of period $	—	1,503,606	9,243,380	10,424,108	5,596,604
Investment income ratio*	1.17%	1.47%	1.61%	1.06%	2.63%
Total return, lowest to highest**	(4.01%)	(45.55%)	(12.58%)	16.04%	9.42%

(ah)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

109

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	24,255	—
Units issued	214,506	26,450
Units redeemed	(19,316)	(2,195)

Units, end of period	219,445	24,255

Unit value, end of period $	8.66	6.91
Assets, end of period $	1,900,818	167,531
Investment income ratio*	2.82%	1.25%
Total return, lowest to highest**	17.53% to 27.67%	(31.54%) to (20.17%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	2,603	—
Units issued	13,580	2,697
Units redeemed	(2,265)	(94)

Units, end of period	13,918	2,603

Unit value, end of period $	8.65	6.91
Assets, end of period $	120,436	17,989
Investment income ratio*	2.99%	0.99%
Total return, lowest to highest**	25.21%	(30.89%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

110

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	46,848	6,608	1,619	—
Units issued	121,385	45,229	6,309	1,819
Units redeemed	(50,621)	(4,989)	(1,320)	(200)

Units, end of period	117,612	46,848	6,608	1,619

Unit value, end of period $	12.67	11.53	11.15	10.48
Assets, end of period $	1,490,182	539,932	73,690	16,975
Investment income ratio*	2.98%	10.35%	8.63%	2.71%
Total return, lowest to highest**	5.61% to 9.93%	1.09% to 3.36%	4.77% to 6.36%	3.76% to 4.71%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	68,377	7,401	6,596	1,342	—
Units issued	174,832	65,912	7,031	6,046	1,360
Units redeemed	(179,927)	(4,936)	(6,226)	(792)	(18)

Units, end of period	63,282	68,377	7,401	6,596	1,342

Unit value, end of period $	15.82	14.39	13.93	13.11	12.63
Assets, end of period $	1,000,953	983,878	103,082	86,467	16,947
Investment income ratio*	2.36%	13.33%	6.90%	3.31%	0.00%
Total return, lowest to highest**	9.94%	3.29%	6.27%	3.79%	1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

111

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/09 (at)
Units, beginning of period	—
Units issued	19,887
Units redeemed	(2,681)

Units, end of period	17,206

Unit value, end of period $	12.21
Assets, end of period $	210,163
Investment income ratio*	7.12%
Total return, lowest to highest**	21.22% to 22.14%

(at)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	105,730	32,819	6,970	—
Units issued	14,665	102,127	35,758	7,761
Units redeemed	(120,395)	(29,216)	(9,909)	(791)

Units, end of period	—	105,730	32,819	6,970

Unit value, end of period $	5.24	5.28	11.59	12.31
Assets, end of period $	—	558,164	380,474	85,817
Investment income ratio*	1.78%	24.03%	0.05%	0.00%
Total return, lowest to highest**	(0.72%) to 4.37%	(54.46%) to (30.69%)	(6.41%) to (5.85%)	6.73% to 12.62%

(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(a)	Fund available in prior year but no activity.

112

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	118,026	99,898	77,672	60,991	4,828
Units issued	6,106	34,299	34,366	37,117	57,288
Units redeemed	(124,132)	(16,171)	(12,140)	(20,436)	(1,125)

Units, end of period	—	118,026	99,898	77,672	60,991

Unit value, end of period $	6.85	6.89	15.14	16.08	15.07
Assets, end of period $	—	813,721	1,512,250	1,249,336	919,134
Investment income ratio*	1.64%	14.66%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(0.67%)	(54.46%)	(5.89%)	6.73%	5.90%

(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	41,806	—
Units issued	309,645	57,115
Units redeemed	(84,307)	(15,309)

Units, end of period	267,144	41,806

Unit value, end of period $	9.17	7.52
Assets, end of period $	2,448,586	314,295
Investment income ratio*	3.85%	4.26%
Total return, lowest to highest**	18.49% to 25.03%	(25.51%) to (17.79%)

(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

113

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	712	—
Units issued	22,430	728
Units redeemed	(14,883)	(16)

Units, end of period	8,259	712

Unit value, end of period $	9.16	7.52
Assets, end of period $	75,637	5,346
Investment income ratio*	1.93%	4.16%
Total return, lowest to highest**	21.87%	(24.84%)

(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	168,896	93,485	25,653	—
Units issued	185,490	80,569	70,933	26,545
Units redeemed	(354,386)	(5,158)	(3,101)	(892)

Units, end of period	—	168,896	93,485	25,653

Unit value, end of period $	13.94	12.61	18.48	17.02
Assets, end of period $	—	2,129,023	1,727,702	436,518
Investment income ratio*	0.00%	1.45%	1.50%	1.71%
Total return, lowest to highest**	10.63% to 16.60%	(31.79%) to (20.72%)	4.87% to 8.61%	16.88% to 17.90%

(as)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.
(a)	Fund available in prior year but no activity.

114

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	244,015	—
Units issued	480,724	276,790
Units redeemed	(35,877)	(32,775)

Units, end of period	688,862	244,015

Unit value, end of period $	9.19	7.22
Assets, end of period $	6,327,448	1,761,052
Investment income ratio*	3.03%	5.06%
Total return, lowest to highest**	20.12% to 29.89%	(28.63%) to (18.51%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	739	—
Units issued	9,951	751
Units redeemed	(1,683)	(12)

Units, end of period	9,007	739

Unit value, end of period $	9.18	7.21
Assets, end of period $	82,646	5,332
Investment income ratio*	3.37%	3.12%
Total return, lowest to highest**	27.22%	(27.87%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

115

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	88,052	34,509	—
Units issued	151,966	66,918	40,759
Units redeemed	(33,129)	(13,375)	(6,250)

Units, end of period	206,889	88,052	34,509

Unit value, end of period $	11.61	5.77	$11.99
Assets, end of period $	2,402,101	507,699	$413,901
Investment income ratio*	0.17%	3.11%	1.63%
Total return, lowest to highest**	1.56% to 101.36%	(51.92%)	7.16% to 19.94%

(h) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.
	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	386,629	70,658	—
Units issued	166,291	394,873	323,440
Units redeemed	(47,286)	(78,902)	(252,782)

Units, end of period	505,634	386,629	70,658

Unit value, end of period $	14.50	7.21	$15.00
Assets, end of period $	7,331,272	2,787,213	$1,059,804
Investment income ratio*	0.09%	3.88%	1.19%
Total return, lowest to highest**	101.12%	(51.94%)	19.99%

(h)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

116

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	150,328	91,854	27,387	176	—
Units issued	70,095	73,437	75,648	30,808	176
Units redeemed	(220,423)	(14,963)	(11,181)	(3,597)	—

Units, end of period	—	150,328	91,854	27,387	176

Unit value, end of period $	9.30	7.29	12.83	11.87	11.59
Assets, end of period $	—	1,095,246	1,178,859	325,215	2,044
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	23.83% to 33.70%	(43.23%) to (31.25%)	0.05% to 8.08%	(5.35%) to 2.44%	4.14%

(aj)   Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

(b)    Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	588,200	670,667	755,137	833,633	934,063
Units issued	13,028	7,679	8,589	27,379	23,031
Units redeemed	(601,228)	(90,146)	(93,059)	(105,875)	(123,461)

Units, end of period	—	588,200	670,667	755,137	833,633

Unit value, end of period $	51.71	40.52	71.43	66.12	64.56
Assets, end of period $	—	23,834,138	47,910,351	49,927,098	53,821,139
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	27.62%	(43.28%)	8.05%	2.41%	5.04%

(aj)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

117

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	307,924	190,329	44,286	1,467	—
Units issued	249,024	150,275	185,002	46,313	1,469
Units redeemed	(86,219)	(32,680)	(38,959)	(3,494)	(2)

Units, end of period	470,729	307,924	190,329	44,286	1,467

Unit value, end of period $	24.40	19.40	30.29	29.30	24.61
Assets, end of period $	11,486,502	5,975,008	5,764,993	1,297,432	36,113
Investment income ratio*	2.39%	3.09%	3.24%	0.68%	0.00%
Total return, lowest to highest**	24.57% to 30.76%	(35.94%) to (23.36%)	(0.41%) to 3.39%	14.00% to 19.05%	1.57%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,711,504	1,905,393	2,003,642	2,132,819	2,412,742
Units issued	239,511	128,512	147,768	178,419	246,902
Units redeemed	(521,668)	(322,401)	(246,017)	(307,596)	(526,825)

Units, end of period	1,429,347	1,711,504	1,905,393	2,003,642	2,132,819

Unit value, end of period $	24.50	19.49	30.44	29.45	24.74
Assets, end of period $	35,024,330	33,359,115	57,992,370	59,007,712	52,773,756
Investment income ratio*	2.08%	2.39%	2.88%	1.51%	1.27%
Total return, lowest to highest**	25.72%	(35.96%)	3.35%	19.02%	3.92%

118

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	116,139	37,620	12,570	21	—
Units issued	51,387	110,768	32,535	13,168	23
Units redeemed	(49,807)	(32,249)	(7,485)	(619)	(2)

Units, end of period	117,719	116,139	37,620	12,570	21

Unit value, end of period $	16.68	11.79	21.29	22.83	18.53
Assets, end of period $	1,963,769	1,368,921	800,870	286,925	385
Investment income ratio*	0.84%	1.36%	1.55%	0.01%	0.00%
Total return, lowest to highest**	25.68%0 to 49.06%	(44.63%) to (28.65%)	(6.73%) to (3.84%)	19.86% to 23.16%	8.43%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	208,617	179,750	260,203	186,864	163,128
Units issued	32,516	88,029	145,683	205,741	64,532
Units redeemed	(84,262)	(59,162)	(226,136)	(132,402)	(40,796)

Units, end of period	156,871	208,617	179,750	260,203	186,864

Unit value, end of period $	13.89	9.82	17.74	19.04	15.46
Assets, end of period $	2,177,974	2,048,333	3,188,630	4,953,510	2,889,405
Investment income ratio*	0.72%	1.04%	1.17%	0.28%	0.38%
Total return, lowest to highest**	41.41%	(44.65%)	(6.81%)	23.11%	9.78%

119

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	120,748	—
Units issued	278,194	140,744
Units redeemed	(66,360)	(19,996)

Units, end of period	332,582	120,748

Unit value, end of period $	8.93	6.79
Assets, end of period $	2,970,970	820,057
Investment income ratio*	6.02%	10.70%
Total return, lowest to highest**	25.33% to 32.61%	(32.68%) to (21.32%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	20,051	—
Units issued	24,025	20,207
Units redeemed	(6,739)	(156)

Units, end of period	37,337	20,051

Unit value, end of period $	8.92	6.79
Assets, end of period $	333,222	136,112
Investment income ratio*	4.56%	9.47%
Total return, lowest to highest**	31.48%	(32.12%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

120

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	17,753	11,432	249	—
Units issued	30,188	17,617	12,492	271
Units redeemed	(7,371)	(11,296)	(1,309)	(22)

Units, end of period	40,570	17,753	11,432	249

Unit value, end of period $	39.29	26.44	45.60	40.75
Assets, end of period $	1,593,765	469,300	521,298	10,122
Investment income ratio*	0.07%	0.00%	0.00%	0.00%
Total return, lowest to highest**	29.61% to 50.68%	(42.03%) to (33.95%)	2.22% to 11.92%	6.09% to 16.35%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	521,433	217,370	115,334	141	—
Units issued	263,000	335,263	153,127	124,158	141
Units redeemed	(127,402)	(31,200)	(51,091)	(8,965)	—

Units, end of period	657,031	521,433	217,370	115,334	141

Unit value, end of period $	10.57	8.02	13.20	12.68	11.07
Assets, end of period $	6,944,210	4,180,215	2,869,319	1,462,722	1,557
Investment income ratio*	1.07%	1.33%	1.90%	0.07%	0.00%
Total return, lowest to highest**	24.46% to 38.50%	(39.27%) to (27.52%)	1.75% to 4.08%	12.76% to 14.55%	5.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

121

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,614,431	839,619	843,213	849,648	695,383
Units issued	147,278	1,944,160	82,479	133,558	220,265
Units redeemed	(468,892)	(169,348)	(86,073)	(139,993)	(66,000)

Units, end of period	2,292,817	2,614,431	839,619	843,213	849,648

Unit value, end of period $	14.79	11.23	18.50	17.78	15.53
Assets, end of period $	33,921,686	29,351,918	15,533,588	14,994,270	13,193,852
Investment income ratio*	0.93%	2.04%	1.61%	0.78%	0.41%
Total return, lowest to highest**	31.78%	(39.32%)	4.04%	14.51%	8.85%

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	216,604	122,877	9,883	71	—
Units issued	96,595	122,603	131,974	10,770	101
Units redeemed	(313,199)	(28,876)	(18,980)	(958)	(30)

Units, end of period	—	216,604	122,877	9,883	71

Unit value, end of period $	10.94	8.51	12.93	12.31	10.84
Assets, end of period $	—	1,843,272	1,589,323	121,671	771
Investment income ratio*	0.02%	7.20%	10.45%	0.24%	0.00%
Total return, lowest to highest**	21.25% to 31.28%	(34.21%) to (24.39%)	2.47% to 5.06%	9.71% to 13.58%	3.65%

(ak)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

122

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	174,096	413,568	379,029	152,291	132,952
Units issued	15,038	26,455	45,341	261,551	39,049
Units redeemed	(189,134)	(265,927)	(10,802)	(34,813)	(19,710)

Units, end of period	—	174,096	413,568	379,029	152,291

Unit value, end of period $	12.28	9.55	14.54	13.83	12.18
Assets, end of period $	—	1,662,726	6,011,840	5,240,771	1,855,210
Investment income ratio*	0.01%	3.05%	6.89%	1.08%	0.98%
Total return, lowest to highest**	28.54%	(34.29%)	5.14%	13.50%	6.20%

(ak) Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	246,235	101,209	17,041	89	—
Units issued	208,461	214,587	124,717	18,077	89
Units redeemed	(79,510)	(69,561)	(40,549)	(1,125)	—

Units, end of period	375,186	246,235	101,209	17,041	89

Unit value, end of period $	24.68	21.38	22.37	20.41	19.39
Assets, end of period $	9,258,209	5,264,809	2,264,010	347,795	1,721
Investment income ratio*	12.11%	0.45%	8.78%	0.00%	0.00%
Total return, lowest to highest**	13.91% to 15.41%	(10.44%) to (1.77%)	7.85% to 9.61%	1.63% to 5.64%	(2.91%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

123

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	353,326	378,221	297,509	322,524	286,806
Units issued	47,286	169,048	133,164	120,068	98,791
Units redeemed	(78,102)	(193,943)	(52,452)	(145,083)	(63,073)

Units, end of period	322,510	353,326	378,221	297,509	322,524

Unit value, end of period $	24.64	21.36	22.36	20.39	19.37
Assets, end of period $	7,947,891	7,545,805	8,456,390	6,067,380	6,248,309
Investment income ratio*	12.46%	0.66%	8.07%	0.00%	4.56%
Total return, lowest to highest**	15.39%	(4.48%)	9.63%	5.27%	(6.54%)

	Sub-Account
	Global Real Estate Trust Series 0
	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)
Units, beginning of period	28,366	—
Units issued	45,422	31,117
Units redeemed	(73,788)	(2,751)

Units, end of period	—	28,366

Unit value, end of period $	6.73	5.57
Assets, end of period $	—	158,101
Investment income ratio*	75.20%	13.12%
Total return, lowest to highest**	20.71% to 30.77%	(44.26%) to (31.57%)

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

124

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Real Estate Trust Series 1
	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)
Units, beginning of period	7,996	—
Units issued	36,097	8,126
Units redeemed	(44,093)	(130)

Units, end of period	—	7,996

Unit value, end of period $	6.72	5.57
Assets, end of period $	—	44,526
Investment income ratio*	66.30%	10.79%
Total return, lowest to highest**	20.69%	(44.31%)

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	169,750	126,882	17,172	521	—
Units issued	140,435	121,812	156,179	20,726	521
Units redeemed	(78,031)	(78,944)	(46,469)	(4,075)	—

Units, end of period	232,154	169,750	126,882	17,172	521

Unit value, end of period $	10.94	8.32	13.75	13.57	11.27
Assets, end of period $	2,539,033	1,412,211	1,744,368	233,002	5,867
Investment income ratio*	1.86%	2.39%	2.20%	0.33%	0.00%
Total return, lowest to highest**	25.95% to 34.80%	(39.49%) to (23.39%)	(1.71%) to 1.32%	12.88% to 20.42%	4.59%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

125

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	509,405	580,663	616,455	608,573	643,035
Units issued	26,736	21,813	42,055	100,069	31,573
Units redeemed	(107,540)	(93,071)	(77,847)	(92,187)	(66,035)

Units, end of period	428,601	509,405	580,663	616,455	608,573

Unit value, end of period $	20.27	15.43	25.52	25.19	20.93
Assets, end of period $	8,687,246	7,859,543	14,819,721	15,525,583	12,738,420
Investment income ratio*	1.64%	1.89%	2.27%	1.27%	1.25%
Total return, lowest to highest**	31.36%	(39.55%)	1.34%	20.32%	10.72%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	188,453	96,833	43,543	19	—
Units issued	124,348	135,216	66,550	54,129	20
Units redeemed	(105,750)	(43,596)	(13,260)	(10,605)	(1)

Units, end of period	207,051	188,453	96,833	43,543	19

Unit value, end of period $	15.96	12.11	17.26	14.66	13.52
Assets, end of period $	3,304,423	2,281,170	1,671,128	638,287	256
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	29.89% to 34.30%	(29.86%) to (21.80%)	11.46% to 17.73%	4.52% to 13.10%	9.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

126

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	334,940	366,728	309,378	414,571	289,642
Units issued	287,026	429,784	212,104	132,428	188,126
Units redeemed	(324,350)	(461,572)	(154,754)	(237,621)	(63,197)

Units, end of period	297,616	334,940	366,728	309,378	414,571

Unit value, end of period $	20.54	15.58	22.23	18.89	17.43
Assets, end of period $	6,112,890	5,219,205	8,152,233	5,844,448	7,226,506
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.81%	(29.90%)	17.67%	8.37%	12.64%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	174,952	73,752	17,277	232	—
Units issued	424,203	134,571	82,542	19,407	240
Units redeemed	(221,264)	(33,371)	(26,067)	(2,362)	(8)

Units, end of period	377,891	174,952	73,752	17,277	232

Unit value, end of period $	14.20	9.19	13.03	12.82	11.61
Assets, end of period $	5,365,173	1,607,698	961,063	221,508	2,697
Investment income ratio*	15.77%	11.18%	14.21%	0.42%	0.00%
Total return, lowest to highest**	31.02% to 54.51%	(29.78%) to (24.36%)	1.64% to 3.36%	7.71% to 10.48%	0.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

127

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	637,343	608,635	820,106	900,558	887,651
Units issued	79,853	135,737	465,144	570,917	1,156,583
Units redeemed	(189,580)	(107,029)	(676,615)	(651,369)	(1,143,676)

Units, end of period	527,616	637,343	608,635	820,106	900,558

Unit value, end of period $	21.57	13.96	19.81	19.49	17.65
Assets, end of period $	11,379,527	8,896,592	12,054,256	15,981,183	15,900,525
Investment income ratio*	11.48%	10.10%	11.78%	6.72%	5.02%
Total return, lowest to highest**	54.51%	(29.52%)	1.64%	10.37%	3.70%

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	50,141	46,038	2,772	59	—
Units issued	24,010	19,856	48,931	2,848	59
Units redeemed	(74,151)	(15,753)	(5,665)	(135)	—

Units, end of period	—	50,141	46,038	2,772	59

Unit value, end of period $	8.27	8.34	11.93	11.80	10.85
Assets, end of period $	—	418,351	549,317	32,712	644
Investment income ratio*	0.35%	3.04%	4.99%	0.17%	0.00%
Total return, lowest to highest**	(0.92%) to 0.49%	(30.07%) to (17.93%)	(1.62%) to 1.11%	6.71% to 8.77%	2.71%

(am)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

128

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,324,711	1,469,682	1,661,476	1,786,282	2,007,363
Units issued	33,661	34,479	31,753	58,241	114,938
Units redeemed	(1,358,372)	(179,450)	(223,547)	(183,047)	(336,019)

Units, end of period	—	1,324,711	1,469,682	1,661,476	1,786,282

Unit value, end of period $	15.06	15.20	21.75	21.51	19.80
Assets, end of period $	—	20,134,333	31,968,921	35,743,879	35,365,263
Investment income ratio*	0.32%	3.08%	3.96%	1.99%	1.70%
Total return, lowest to highest**	(0.92%)	(30.13%)	1.11%	8.66%	5.22%

(am) Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05 (b)
Units, beginning of period	290,137	165,333	44,439	147	—
Units issued	121,727	156,585	167,352	47,659	160
Units redeemed	(56,609)	(31,781)	(46,458)	(3,367)	(13)

Units, end of period	355,255	290,137	165,333	44,439	147

Unit value, end of period $	12.05	10.16	16.55	14.84	11.89
Assets, end of period $	4,282,316	2,948,335	2,735,485	659,612	1,747
Investment income ratio*	2.48%	6.58%	2.70%	0.45%	0.00%
Total return, lowest to highest**	18.62% to 22.55%	(38.58%) to (22.22%)	3.06% to 11.46%	12.48% to 24.81%	10.00%

(f)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

129

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05
Units, beginning of period	1,179,956	1,267,527	1,379,369	1,574,644	1,597,724
Units issued	44,296	57,825	172,874	199,302	208,412
Units redeemed	(193,538)	(145,396)	(284,716)	(394,577)	(231,492)

Units, end of period	1,030,714	1,179,956	1,267,527	1,379,369	1,574,644

Unit value, end of period $	16.42	13.84	22.54	20.23	16.22
Assets, end of period $	16,921,930	16,328,396	28,576,915	27,910,801	25,536,350
Investment income ratio*	2.41%	5.21%	2.20%	0.60%	0.76%
Total return, lowest to highest**	18.64%	(38.62%)	11.42%	24.77%	15.94%

(f) Fund renamed on May 1, 2006. Previously known as International Stock Trust.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)
Units, beginning of period	432,901	401,232	354,913	282,461	280,538
Units issued	73,467	173,638	102,021	175,803	135,805
Units redeemed	(122,862)	(141,969)	(55,702)	(103,351)	(133,882)

Units, end of period	383,506	432,901	401,232	354,913	282,461

Unit value, end of period $	19.11	13.87	25.00	21.66	17.26
Assets, end of period $	7,331,369	6,003,063	10,033,176	7,689,141	4,876,719
Investment income ratio*	12.86%	2.15%	3.92%	0.72%	0.75%
Total return, lowest to highest**	37.85%	(44.54%)	15.42%	25.48%	16.61%

(c)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.

130

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	185,564	115,068	17,730	56	—
Units issued	150,828	115,371	194,216	19,452	60
Units redeemed	(59,056)	(44,875)	(96,878)	(1,778)	(4)

Units, end of period	277,336	185,564	115,068	17,730	56

Unit value, end of period $	36.81	26.52	47.69	41.18	32.39
Assets, end of period $	10,209,621	4,921,514	5,487,278	730,024	1,804
Investment income ratio*	4.64%	3.18%	5.61%	0.17%	0.00%
Total return, lowest to highest**	27.56% to 43.56%	(44.38%) to (27.72%)	6.22% to 15.82%	15.34% to 27.11%	9.94%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	205,601	123,540	20,208	43	—
Units issued	181,390	137,348	113,238	22,683	43
Units redeemed	(87,962)	(55,287)	(9,906)	(2,518)	—

Units, end of period	299,029	205,601	123,540	20,208	43

Unit value, end of period $	12.59	9.16	18.51	15.41	12.43
Assets, end of period $	3,766,046	1,883,257	2,286,484	311,443	541
Investment income ratio*	1.28%	1.61%	2.04%	0.04%	0.00%
Total return, lowest to highest**	21.08% to 41.09%	(50.51%) to (34.21%)	14.07% to 20.10%	13.70% to 23.96%	15.80%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

131

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	185,087	289,267	194,092	11,505	—
Units issued	192,237	371,715	375,594	299,463	11,596
Units redeemed	(118,060)	(475,895)	(280,419)	(116,876)	(91)

Units, end of period	259,264	185,087	289,267	194,092	11,505

Unit value, end of period $	15.71	11.42	23.10	19.23	15.53
Assets, end of period $	4,072,466	2,113,584	6,681,311	3,732,687	178,679
Investment income ratio*	1.16%	1.15%	1.99%	0.67%	0.00%
Total return, lowest to highest**	37.55%	(50.56%)	20.10%	23.84%	24.24%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	278,955	164,457	21,182	262	—
Units issued	176,206	165,816	175,012	30,818	340
Units redeemed	(455,161)	(51,318)	(31,737)	(9,898)	(78)

Units, end of period	—	278,955	164,457	21,182	262

Unit value, end of period $	11.68	7.39	15.73	14.27	11.18
Assets, end of period $	—	2,062,406	2,586,848	302,325	2,923
Investment income ratio*	2.41%	3.53%	3.85%	0.32%	0.00%
Total return, lowest to highest**	39.05% to 61.22%	(53.00%) to (37.64%)	(8.01%) to 10.20%	13.15% to 27.73%	5.67%

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

132

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	418,553	452,923	460,765	603,603	483,045
Units issued	56,065	107,379	349,294	271,647	542,640
Units redeemed	(474,618)	(141,749)	(357,136)	(414,485)	(422,082)

Units, end of period	—	418,553	452,923	460,765	603,603

Unit value, end of period $	22.87	14.52	30.89	28.05	21.96
Assets, end of period $	—	6,078,539	13,989,318	12,922,092	13,253,506
Investment income ratio*	2.15%	2.70%	2.73%	1.23%	0.84%
Total return, lowest to highest**	57.49%	(52.98%)	10.13%	27.73%	10.11%

(an) Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

Sub-Account
International Small Company Trust Series 0
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	464,129
Units redeemed	(13,660)

Units, end of period	450,469

Unit value, end of period $	9.84
Assets, end of period $	4,433,086
Investment income ratio*	0.79%
Total return, lowest to highest**	(1.59%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

133

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
International Small Company Trust Series 1
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	962,899
Units redeemed	(20,561)

Units, end of period	942,338

Unit value, end of period $	9.83
Assets, end of period $	9,263,025
Investment income ratio*	0.79%
Total return, lowest to highest**	(1.70%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	442,372	259,863	73,556	88	—
Units issued	197,188	281,212	244,711	82,565	89
Units redeemed	(119,615)	(98,703)	(58,404)	(9,097)	(1)

Units, end of period	519,945	442,372	259,863	73,556	88

Unit value, end of period $	12.43	9.15	15.95	14.55	11.23
Assets, end of period $	6,464,991	4,046,318	4,143,934	1,070,153	993
Investment income ratio*	2.52%	4.45%	4.71%	0.22%	0.00%
Total return, lowest to highest**	26.96% to 39.98%	(42.64%) to (26.82%)	5.24% to 9.61%	17.67% to 29.61%	4.80%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

134

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,356,901	1,564,989	1,763,611	1,600,518	1,081,276
Units issued	48,846	40,606	222,231	580,310	1,004,722
Units redeemed	(359,854)	(248,694)	(420,853)	(417,217)	(485,480)

Units, end of period	1,045,893	1,356,901	1,564,989	1,763,611	1,600,518

Unit value, end of period $	19.32	14.23	24.81	22.65	17.48
Assets, end of period $	20,198,265	19,301,098	38,827,351	39,949,803	27,977,424
Investment income ratio*	2.07%	3.45%	4.22%	1.73%	0.72%
Total return, lowest to highest**	35.77%	(42.66%)	9.52%	29.60%	10.54%

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	184,975	80,225	10,501	—
Units issued	218,176	160,301	82,285	11,284
Units redeemed	(87,475)	(55,551)	(12,561)	(783)

Units, end of period	315,676	184,975	80,225	10,501

Unit value, end of period $	12.33	10.97	11.15	10.50
Assets, end of period $	3,893,677	2,029,254	894,483	110,223
Investment income ratio*	5.48%	8.35%	10.61%	1.26%
Total return, lowest to highest**	9.70% to 12.43%	(3.10%) to 0.35%	4.83% to 6.23%	3.64% to 4.76%

(a)	Fund available in prior year but no activity.

135

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	730,818	835,318	883,152	934,699	1,166,118
Units issued	36,042	29,684	67,579	80,538	179,811
Units redeemed	(99,060)	(134,184)	(115,413)	(132,085)	(411,230)

Units, end of period	667,800	730,818	835,318	883,152	934,699

Unit value, end of period $	26.20	23.30	23.70	22.31	21.55
Assets, end of period $	17,497,145	17,028,718	19,795,158	19,705,785	20,137,630
Investment income ratio*	4.92%	6.47%	8.98%	5.99%	5.63%
Total return, lowest to highest**	12.45%	(1.67%)	6.21%	3.57%	2.27%

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	35,483	24,122	506	—
Units issued	45,583	36,821	25,433	653
Units redeemed	(20,959)	(25,460)	(1,817)	(147)

Units, end of period	60,107	35,483	24,122	506

Unit value, end of period $	22.97	16.72	32.76	26.76
Assets, end of period $	1,380,753	593,204	790,298	13,557
Investment income ratio*	0.65%	0.02%	0.79%	1.67%
Total return, lowest to highest**	24.69% to 41.05%	(48.97%) to (29.61%)	13.70% to 22.43%	3.17% to 8.52%

(av)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
(a)	Fund available in prior year but no activity.

136

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	119,357	74,283	14,830	—
Units issued	139,797	61,227	64,255	15,487
Units redeemed	(110,858)	(16,153)	(4,802)	(657)

Units, end of period	148,296	119,357	74,283	14,830

Unit value, end of period $	10.27	7.84	12.96	12.77
Assets, end of period $	1,522,435	935,239	962,931	189,343
Investment income ratio*	1.99%	1.95%	1.18%	0.02%
Total return, lowest to highest**	26.52% to 35.15%	(39.55%) to (28.84%)	(1.46%) to 1.53%	13.34% to 14.38%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	1,257,230	1,351,236	34,072	869	—
Units issued	78,269	29,850	1,587,795	148,535	130,131
Units redeemed	(235,799)	(123,856)	(270,631)	(115,332)	(129,262)

Units, end of period	1,099,700	1,257,230	1,351,236	34,072	869

Unit value, end of period $	12.81	9.79	16.19	15.97	13.96
Assets, end of period $	14,091,141	12,311,939	21,878,540	544,040	12,109
Investment income ratio*	1.95%	1.42%	0.79%	0.02%	0.00%
Total return, lowest to highest**	30.85%	(39.52%)	1.40%	14.36%	11.70%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

137

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	581,679	312,808	40,849	285	—
Units issued	553,100	341,611	353,983	51,967	313
Units redeemed	(154,430)	(72,740)	(82,024)	(11,403)	(28)

Units, end of period	980,349	581,679	312,808	40,849	285

Unit value, end of period $	9.96	9.00	14.03	13.43	11.58
Assets, end of period $	9,762,675	5,233,006	4,389,271	548,776	3,297
Investment income ratio*	1.93%	1.99%	1.30%	0.12%	0.00%
Total return, lowest to highest**	10.68% to 17.03%	(35.89%) to (22.82%)	0.67% to 4.45%	11.34% to 16.03%	5.24%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	416,921	424,640	316,288	275,325	238,973
Units issued	150,636	99,090	164,214	198,243	338,735
Units redeemed	(183,869)	(106,809)	(55,862)	(157,280)	(302,383)

Units, end of period	383,688	416,921	424,640	316,288	275,325

Unit value, end of period $	19.26	17.41	27.16	26.02	22.44
Assets, end of period $	7,389,601	7,257,508	11,533,344	8,230,078	6,179,567
Investment income ratio*	1.65%	1.61%	1.02%	0.46%	0.00%
Total return, lowest to highest**	10.63%	(35.91%)	4.38%	15.94%	15.48%

138

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05 (b)
Units, beginning of period	3,513,566	1,878,078	698,032	11,325	—
Units issued	1,940,204	2,218,963	1,303,383	808,006	11,962
Units redeemed	(683,176)	(583,475)	(123,337)	(121,299)	(637)

Units, end of period	4,770,594	3,513,566	1,878,078	698,032	11,325

Unit value, end of period $	11.41	8.41	14.50	13.34	11.55
Assets, end of period $	54,435,579	29,546,692	27,229,364	9,314,281	130,860
Investment income ratio*	1.30%	2.63%	8.96%	1.56%	0.07%
Total return, lowest to highest**	26.59% to 40.08%	(42.00%) to (28.35%)	2.48% to 8.66%	10.16% to 15.48%	5.92%

(v) Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05
Units, beginning of period	1,095,292	1,045,746	1,034,272	864,648	708,565
Units issued	137,449	165,571	131,507	321,777	209,457
Units redeemed	(293,903)	(116,025)	(120,033)	(152,153)	(53,374)

Units, end of period	938,838	1,095,292	1,045,746	1,034,272	864,648

Unit value, end of period $	19.10	14.08	24.27	22.36	19.37
Assets, end of period $	17,930,628	15,423,262	25,384,726	23,128,583	16,746,448
Investment income ratio*	0.97%	1.89%	9.34%	7.30%	1.75%
Total return, lowest to highest**	35.62%	(41.99%)	8.55%	15.46%	10.64%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

139

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/05 (b)
Units, beginning of period	7,388,432	3,616,870	1,155,928	30,197	—
Units issued	4,136,998	4,240,191	2,847,801	1,310,263	31,584
Units redeemed	(1,081,417)	(468,629)	(386,859)	(184,532)	(1,387)

Units, end of period	10,444,013	7,388,432	3,616,870	1,155,928	30,197

Unit value, end of period $	11.85	9.06	13.19	12.37	10.97
Assets, end of period $	123,807,369	66,910,374	47,697,845	14,300,087	331,175
Investment income ratio*	5.22%	4.71%	7.59%	1.76%	0.18%
Total return, lowest to highest**	21.41% to 31.35%	(31.33%) to (21.25%)	3.29% to 6.60%	9.80% to 12.80%	3.32%

(w) Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/05
Units, beginning of period	2,926,535	2,881,154	2,622,654	2,359,219	1,949,465
Units issued	311,933	262,253	543,402	476,514	527,854
Units redeemed	(532,298)	(216,872)	(284,902)	(213,079)	(118,100)

Units, end of period	2,706,170	2,926,535	2,881,154	2,622,654	2,359,219

Unit value, end of period $	23.89	18.27	26.60	24.98	22.16
Assets, end of period $	64,656,349	53,476,454	76,629,316	65,514,497	52,277,135
Investment income ratio*	4.39%	3.34%	7.47%	5.23%	3.73%
Total return, lowest to highest**	30.75%	(31.30%)	6.47%	12.73%	6.88%

(w)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

140

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/05 (b)
Units, beginning of period	590,238	200,767	122,621	10	—
Units issued	691,005	441,003	127,951	128,552	23
Units redeemed	(174,512)	(51,532)	(49,805)	(5,941)	(13)

Units, end of period	1,106,731	590,238	200,767	122,621	10

Unit value, end of period $	12.15	9.99	11.81	11.21	10.34
Assets, end of period $	13,445,432	5,895,568	2,371,123	1,374,679	100
Investment income ratio*	7.08%	6.69%	9.09%	0.65%	0.00%
Total return, lowest to highest**	15.08% to 21.63%	(16.40%) to (10.74%)	4.04% to 5.35%	7.10% to 8.44%	1.05%

(x) Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/05
Units, beginning of period	353,487	305,309	288,038	295,628	289,630
Units issued	90,967	111,077	70,842	22,359	41,647
Units redeemed	(201,556)	(62,899)	(53,571)	(29,949)	(35,649)

Units, end of period	242,898	353,487	305,309	288,038	295,628

Unit value, end of period $	26.05	21.40	25.35	24.06	22.18
Assets, end of period $	6,327,445	7,565,598	7,739,240	6,928,768	6,558,099
Investment income ratio*	4.64%	4.71%	8.00%	4.66%	4.82%
Total return, lowest to highest**	21.71%	(15.57%)	5.38%	8.44%	2.88%

(x)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

141

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05 (b)
Units, beginning of period	14,810,060	8,400,013	2,785,384	52,831	—
Units issued	4,774,354	6,929,059	6,247,658	3,144,750	53,230
Units redeemed	(1,407,682)	(519,012)	(633,029)	(412,197)	(399)

Units, end of period	18,176,732	14,810,060	8,400,013	2,785,384	52,831

Unit value, end of period $	11.64	8.73	13.76	12.79	11.26
Assets, end of period $	211,587,068	129,311,195	115,560,317	35,629,937	594,998
Investment income ratio*	3.81%	3.44%	7.85%	2.18%	0.25%
Total return, lowest to highest**	23.39% to 35.36%	(36.54%) to (24.41%)	3.01% to 7.55%	9.70% to 13.58%	4.59%

(y) Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05
Units, beginning of period	4,339,925	4,344,121	4,080,709	3,536,083	2,873,853
Units issued	301,296	383,567	564,108	862,632	853,307
Units redeemed	(539,575)	(387,763)	(300,696)	(318,006)	(191,077)

Units, end of period	4,101,646	4,339,925	4,344,121	4,080,709	3,536,083

Unit value, end of period $	21.77	16.33	25.76	23.96	21.11
Assets, end of period $	89,280,928	70,870,986	111,895,709	97,756,372	74,633,010
Investment income ratio*	3.36%	2.59%	7.77%	5.91%	2.67%
Total return, lowest to highest**	33.30%	(36.60%)	7.52%	13.50%	8.66%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

142

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05 (b)
Units, beginning of period	1,272,272	452,621	138,568	5,779	—
Units issued	996,802	1,002,161	380,409	188,312	5,805
Units redeemed	(211,992)	(182,510)	(66,356)	(55,523)	(26)

Units, end of period	2,057,082	1,272,272	452,621	138,568	5,779

Unit value, end of period $	11.90	9.35	12.33	11.71	10.60
Assets, end of period $	24,470,508	11,899,730	5,582,305	1,622,337	61,229
Investment income ratio*	5.89%	6.57%	8.30%	1.43%	0.00%
Total return, lowest to highest**	19.31% to 27.32%	(24.16%) to (16.44%)	3.32% to 5.34%	8.31% to 10.49%	2.15%

(z) Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05
Units, beginning of period	503,996	557,212	560,538	452,129	413,158
Units issued	199,046	63,831	100,670	181,674	100,065
Units redeemed	(106,700)	(117,047)	(103,996)	(73,265)	(61,094)

Units, end of period	596,342	503,996	557,212	560,538	452,129

Unit value, end of period $	24.80	19.48	25.72	24.42	22.12
Assets, end of period $	14,787,406	9,820,583	14,329,767	13,690,869	10,001,375
Investment income ratio*	5.03%	3.94%	7.58%	4.05%	4.07%
Total return, lowest to highest**	27.25%	(24.23%)	5.29%	10.42%	4.15%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

143

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	336,018	208,382	50,336	597	—
Units issued	187,893	173,965	184,482	55,816	605
Units redeemed	(54,298)	(46,329)	(26,436)	(6,077)	(8)

Units, end of period	469,613	336,018	208,382	50,336	597

Unit value, end of period $	13.07	9.56	15.02	13.97	12.73
Assets, end of period $	6,138,614	3,212,295	3,130,123	703,035	7,602
Investment income ratio*	1.25%	1.17%	1.85%	0.11%	0.00%
Total return, lowest to highest**	29.11% to 42.62%	(36.99%) to (29.45%)	0.35% to 7.55%	4.26% to 9.74%	5.18%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	596,880	554,751	594,832	497,551	450,865
Units issued	54,640	237,287	68,909	203,449	187,023
Units redeemed	(127,414)	(195,158)	(108,990)	(106,168)	(140,337)

Units, end of period	524,106	596,880	554,751	594,832	497,551

Unit value, end of period $	20.00	14.62	22.99	21.39	19.49
Assets, end of period $	10,480,930	8,727,626	12,756,543	12,722,488	9,699,379
Investment income ratio*	1.04%	0.96%	1.32%	0.60%	0.47%
Total return, lowest to highest**	36.76%	(36.41%)	7.51%	9.72%	12.02%

144

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust Series 0
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	24,844	1,499	—
Units issued	18,266	25,899	1,555
Units redeemed	(43,110)	(2,554)	(56)

Units, end of period	—	24,844	1,499

Unit value, end of period $	6.89	5.40	$9.31
Assets, end of period $	—	134,199	$13,958
Investment income ratio*	0.64%	0.52%	0.04%
Total return, lowest to highest**	23.27% to 32.51%	(42.00%) to (30.76%)	(6.87%) to (2.91%)

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(h)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08 (a)
Units, beginning of period	—	—
Units issued	3,838	5,299
Units redeemed	(3,838)	(5,299)

Units, end of period	—	—

Unit value, end of period $	8.60	6.75
Assets, end of period $	—	—
Investment income ratio*	0.01%	0.00%
Total return, lowest to highest**	27.47%	(42.05%)

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(a)	Fund available in prior year but no activity.

145

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	155,683	75,526	27,958	15	—
Units issued	97,837	98,969	58,906	30,456	16
Units redeemed	(77,391)	(18,812)	(11,338)	(2,513)	(1)

Units, end of period	176,129	155,683	75,526	27,958	15

Unit value, end of period $	36.43	27.71	49.27	39.87	35.07
Assets, end of period $	6,417,141	4,314,429	3,721,080	1,114,529	531
Investment income ratio*	0.00%	0.00%	0.01%	0.00%	0.00%
Total return, lowest to highest**	29.99% to 34.85%	(43.75%) to (29.90%)	10.93% to 23.59%	7.52% to 13.66%	11.28%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,414,125	1,205,358	1,169,706	1,344,785	690,470
Units issued	42,716	541,458	316,331	142,422	1,039,391
Units redeemed	(376,122)	(332,691)	(280,679)	(317,501)	(385,076)

Units, end of period	1,080,719	1,414,125	1,205,358	1,169,706	1,344,785

Unit value, end of period $	16.78	12.77	22.72	18.38	16.19
Assets, end of period $	18,132,142	18,063,397	27,378,695	21,500,613	21,770,196
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.35%	(43.76%)	23.57%	13.55%	14.57%

146

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	313,442	214,382	47,593	333	—
Units issued	47,747	127,534	218,495	58,311	357
Units redeemed	(361,189)	(28,474)	(51,706)	(11,051)	(24)

Units, end of period	—	313,442	214,382	47,593	333

Unit value, end of period $	8.24	7.78	12.76	12.67	11.28
Assets, end of period $	—	2,437,725	2,735,641	602,966	3,757
Investment income ratio*	1.50%	2.25%	1.19%	0.13%	0.00%
Total return, lowest to highest**	5.96% to 9.41%	(39.05%) to (25.96%)	(4.59%) to 0.72%	10.59% to 12.30%	2.50%

(ap) Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	726,975	1,061,282	1,084,532	1,109,434	907,760
Units issued	11,089	37,414	230,551	97,312	448,868
Units redeemed	(738,064)	(371,721)	(253,801)	(122,214)	(247,194)

Units, end of period	—	726,975	1,061,282	1,084,532	1,109,434

Unit value, end of period $	14.46	13.66	22.41	22.26	19.83
Assets, end of period $	—	9,933,968	23,788,217	24,141,454	21,996,856
Investment income ratio*	1.38%	1.76%	1.13%	0.68%	0.42%
Total return, lowest to highest**	5.83%	(39.04%)	0.69%	12.27%	8.00%

(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

147

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	103,100	37,058	4,130	3	—
Units issued	294,324	77,359	39,323	5,013	4
Units redeemed	(67,387)	(11,317)	(6,395)	(886)	(1)

Units, end of period	330,037	103,100	37,058	4,130	3

Unit value, end of period $	20.74	14.18	21.71	21.60	17.95
Assets, end of period $	6,846,115	1,462,138	804,502	89,207	48
Investment income ratio*	0.76%	1.44%	3.40%	0.15%	0.00%
Total return, lowest to highest**	32.28% to 49.15%	(34.67%) to (26.96%)	(3.42%) to 0.51%	14.99% to 20.34%	3.89%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Mid Value Trust Series 1
Year Ended Dec. 31/09 (a)
Units, beginning of period	—
Units issued	997,494
Units redeemed	(155,104)

Units, end of period	842,390

Unit value, end of period $	13.54
Assets, end of period $	11,409,177
Investment income ratio*	0.44%
Total return, lowest to highest**	35.44%

(a)	Fund available in prior year but no activity.

148

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	4,387,763	2,246,082	917,876	105,299	—
Units issued	8,613,327	8,254,087	5,797,520	3,022,032	194,282
Units redeemed	(7,190,189)	(6,112,406)	(4,469,314)	(2,209,455)	(88,983)

Units, end of period	5,810,901	4,387,763	2,246,082	917,876	105,299

Unit value, end of period $	17.34	17.26	16.90	16.12	15.40
Assets, end of period $	100,766,835	75,728,956	37,963,831	14,799,912	1,621,499
Investment income ratio*	0.45%	1.95%	4.36%	4.51%	1.39%
Total return, lowest to highest**	0.20% to 0.47%	0.40% to 2.12%	1.92% to 4.82%	3.05% to 4.70%	1.32%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Money Market Trust B Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	3,775,913	3,377,195	3,532,527	3,667,916	3,643,720
Units issued	1,217,363	2,755,350	2,384,421	2,080,974	2,481,631
Units redeemed	(1,697,383)	(2,356,632)	(2,539,753)	(2,216,363)	(2,457,435)

Units, end of period	3,295,893	3,775,913	3,377,195	3,532,527	3,667,916

Unit value, end of period $	24.64	24.59	24.17	23.11	22.13
Assets, end of period $	81,193,542	92,838,321	81,593,898	81,624,374	81,149,775
Investment income ratio*	0.21%	1.76%	4.46%	4.35%	2.63%
Total return, lowest to highest**	0.20%	1.76%	4.56%	4.45%	2.66%

149

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	450,456	194,978	49,789	53	—
Units issued	423,684	368,460	178,705	63,441	63
Units redeemed	(180,922)	(112,982)	(33,516)	(13,705)	(10)

Units, end of period	693,218	450,456	194,978	49,789	53

Unit value, end of period $	18.36	11.53	23.82	16.92	13.83
Assets, end of period $	12,726,294	5,193,695	4,644,832	842,321	730
Investment income ratio*	1.20%	0.88%	1.30%	0.21%	0.00%
Total return, lowest to highest**	28.14% to 59.35%	(57.17%) to (41.22%)	18.70% to 40.81%	6.27% to 22.32%	12.18%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	278,358	356,574	283,163	273,647	151,374
Units issued	115,272	111,950	180,936	148,608	225,518
Units redeemed	(141,596)	(190,166)	(107,525)	(139,092)	(103,245)

Units, end of period	252,034	278,358	356,574	283,163	273,647

Unit value, end of period $	43.52	27.34	56.50	40.16	32.84
Assets, end of period $	10,969,899	7,610,932	20,147,455	11,373,376	8,987,378
Investment income ratio*	1.02%	0.56%	1.17%	0.51%	0.00%
Total return, lowest to highest**	59.19%	(51.61%)	40.67%	22.29%	46.78%

150

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	443,600	25,873	1,680	1	—
Units issued	152,153	455,450	28,784	1,766	1
Units redeemed	(63,354)	(37,723)	(4,591)	(87)	—

Units, end of period	532,399	443,600	25,873	1,680	1

Unit value, end of period $	10.02	7.81	13.73	13.22	11.47
Assets, end of period $	5,336,237	3,463,956	355,207	22,221	14
Investment income ratio*	1.52%	1.51%	3.64%	2.19%	0.00%
Total return, lowest to highest**	26.61% to 31.86%	(43.12%) to (28.05%)	(0.84%) to 3.82%	9.88% to 15.24%	4.91%

(aa) Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	32,870	32,836	27,796	21,687	11,146
Units issued	12,093	9,367	11,476	18,378	15,697
Units redeemed	(10,386)	(9,333)	(6,436)	(12,269)	(5,156)

Units, end of period	34,577	32,870	32,836	27,796	21,687

Unit value, end of period $	16.91	13.19	23.21	22.36	19.42
Assets, end of period $	584,890	433,461	761,997	621,515	421,060
Investment income ratio*	1.42%	0.88%	1.33%	1.03%	0.96%
Total return, lowest to highest**	28.27%	(43.18%)	3.79%	15.17%	8.58%

(aa)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

151

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	11,689	7,128	2,847	—
Units issued	10,482	8,330	7,399	2,882
Units redeemed	(1,904)	(3,769)	(3,118)	(35)

Units, end of period	20,267	11,689	7,128	2,847

Unit value, end of period $	9.46	7.60	12.91	13.61
Assets, end of period $	191,702	88,785	91,988	38,732
Investment income ratio*	2.37%	3.21%	2.39%	0.00%
Total return, lowest to highest**	22.60% to 28.80%	(41.15%) to (27.37%)	(5.53%) to (5.17%)	16.59% to 21.36%

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(a)	Fund available in prior year but no activity.

	Sub-Account
	Optimized Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	19,282	25,026	30,356	36,352	1,058
Units issued	31,578	2,174	7,487	22,747	36,662
Units redeemed	(3,531)	(7,918)	(12,817)	(28,743)	(1,368)

Units, end of period	47,329	19,282	25,026	30,356	36,352

Unit value, end of period $	13.47	10.82	18.40	19.41	16.02
Assets, end of period $	637,435	208,655	460,514	589,162	582,273
Investment income ratio*	2.29%	2.19%	1.89%	0.97%	0.07%
Total return, lowest to highest**	24.47%	(41.20%)	(5.19%)	21.16%	9.19%

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

152

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	129,813	40,111	13,281	2	—
Units issued	69,172	119,582	42,926	18,684	2
Units redeemed	(31,405)	(29,880)	(16,096)	(5,405)	—

Units, end of period	167,580	129,813	40,111	13,281	2

Unit value, end of period $	16.25	12.42	21.43	19.04	15.90
Assets, end of period $	2,722,847	1,612,177	859,551	252,920	27
Investment income ratio*	2.36%	3.18%	3.12%	0.01%	0.00%
Total return, lowest to highest**	25.12% to 36.54%	(42.05%) to (24.67%)	5.73% to 12.53%	11.40% to 19.76%	12.39%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	193,666	125,006	44,502	47	—
Units issued	173,536	122,434	141,802	52,089	49
Units redeemed	(88,298)	(53,774)	(61,298)	(7,634)	(2)

Units, end of period	278,904	193,666	125,006	44,502	47

Unit value, end of period $	12.23	9.25	15.40	14.10	12.68
Assets, end of period $	3,410,146	1,791,495	1,924,722	627,530	600
Investment income ratio*	1.20%	2.12%	2.14%	0.27%	0.00%
Total return, lowest to highest**	23.44% to 40.09%	(39.92%) to (19.85%)	(0.46%) to 9.19%	2.51 to 11.22%	17.05%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

153

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	846,472	786,214	893,146	995,501	929,262
Units issued	439,828	248,784	243,919	351,692	386,497
Units redeemed	(528,002)	(188,526)	(350,851)	(454,047)	(320,258)

Units, end of period	758,298	846,472	786,214	893,146	995,501

Unit value, end of period $	12.71	9.60	16.01	14.67	13.21
Assets, end of period $	9,633,323	8,126,772	12,583,017	13,097,299	13,146,240
Investment income ratio*	1.04%	1.67%	1.85%	0.94%	0.86%
Total return, lowest to highest**	32.33%	(40.01%)	9.14%	11.05%	25.75%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	74,792	46,414	15,832	506	—
Units issued	52,358	47,041	45,828	17,143	507
Units redeemed	(17,930)	(18,663)	(15,246)	(1,817)	(1)

Units, end of period	109,220	74,792	46,414	15,832	506

Unit value, end of period $	63.50	48.75	80.44	95.27	68.95
Assets, end of period $	6,935,886	3,646,139	3,733,509	1,508,246	34,872
Investment income ratio*	3.94%	3.74%	2.83%	0.62%	0.00%
Total return, lowest to highest**	30.26% to 54.31%	(44.69%) to (36.94%)	(15.56%) to (1.55%)	30.03% to 38.17%	4.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

154

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	352,386	397,641	488,639	547,618	612,965
Units issued	15,848	11,831	17,780	83,833	79,384
Units redeemed	(62,175)	(57,086)	(108,778)	(142,812)	(144,731)

Units, end of period	306,059	352,386	397,641	488,639	547,618

Unit value, end of period $	76.11	58.47	96.52	114.37	82.82
Assets, end of period $	23,294,468	20,603,590	38,378,974	55,885,697	45,351,144
Investment income ratio*	3.44%	3.27%	2.61%	1.80%	2.01%
Total return, lowest to highest**	30.17%	(39.42%)	(15.61%)	38.10%	11.85%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	253,630	54,762	13,027	127	—
Units issued	243,275	292,990	78,889	13,691	141
Units redeemed	(152,681)	(94,122)	(37,154)	(791)	(14)

Units, end of period	344,224	253,630	54,762	13,027	127

Unit value, end of period $	11.81	9.88	11.14	10.01	9.96
Assets, end of period $	4,066,454	2,506,551	610,144	130,354	1,269
Investment income ratio*	8.94%	0.39%	11.24%	0.18%	0.00%
Total return, lowest to highest**	10.55% to 19.54%	(14.76%) to (11.30%)	8.41% to 11.36%	(0.09%) to 1.65%	0.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

155

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	247,930	271,912	200,725	175,430	120,093
Units issued	57,314	135,316	122,221	72,149	73,152
Units redeemed	(70,857)	(159,298)	(51,034)	(46,854)	(17,815)

Units, end of period	234,387	247,930	271,912	200,725	175,430

Unit value, end of period $	17.18	14.38	16.21	14.56	14.50
Assets, end of period $	4,026,751	3,565,244	4,407,333	2,922,527	2,544,365
Investment income ratio*	8.93%	0.60%	7.48%	2.37%	0.00%
Total return, lowest to highest**	19.47%	(11.28%)	11.33%	0.39%	1.43%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	140,196	104,902	51,885	—	—
Units issued	243,495	87,308	71,624	60,218	1
Units redeemed	(157,840)	(52,014)	(18,607)	(8,333)	(1)

Units, end of period	225,851	140,196	104,902	51,885	—

Unit value, end of period $	13.02	7.91	14.24	11.90	11.27
Assets, end of period $	2,941,591	1,109,529	1,493,768	617,666	5
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	35.42% to 64.57%	(44.42%) to (29.01%)	6.67% to 19.62%	3.75% to 8.36%	1.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

156

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	937,299	1,251,546	1,205,352	1,391,437	1,531,628
Units issued	384,297	204,574	408,580	95,725	326,354
Units redeemed	(344,094)	(518,821)	(362,386)	(281,810)	(466,545)

Units, end of period	977,502	937,299	1,251,546	1,205,352	1,391,437

Unit value, end of period $	16.48	10.02	18.03	15.08	14.29
Assets, end of period $	16,104,706	9,388,296	22,565,014	18,175,973	19,883,950
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	64.48%	(44.44%)	19.57%	5.53%	2.08%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	38,434	15,556	1,839	—
Units issued	91,485	39,896	29,998	2,669
Units redeemed	(31,918)	(17,018)	(16,281)	(830)

Units, end of period	98,001	38,434	15,556	1,839

Unit value, end of period $	18.41 to 18.41	15.45	19.05	18.45
Assets, end of period $	1,804,562	593,655	296,348	33,927
Investment income ratio*	6.08%	11.08%	12.02%	1.92%
Total return, lowest to highest**	12.39% to 19.21%	(18.92%) to (15.98%)	1.04% to 3.25%	3.60% to 4.55%

(a)	Fund available in prior year but no activity.

157

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	240,289	42,291	2,159	2	—
Units issued	189,053	220,279	45,710	4,651	3
Units redeemed	(89,565)	(22,281)	(5,578)	(2,494)	(1)

Units, end of period	339,777	240,289	42,291	2,159	2

Unit value, end of period $	15.92	11.84	19.59	17.19	15.15
Assets, end of period $	5,410,553	2,845,595	828,429	37,098	29
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	33.17% to 40.36%	(39.54%) to (28.06%)	6.76% to 13.98%	4.81% to 13.47%	12.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	83,112	—
Units issued	36,274	84,149
Units redeemed	(23,548)	(1,037)

Units, end of period	95,838	83,112

Unit value, end of period $	13.46	10.00
Assets, end of period $	1,289,932	831,231
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	34.57%	0.01%

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

158

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	222,001	157,811	47,031	691	—
Units issued	166,756	120,420	128,807	53,950	704
Units redeemed	(43,268)	(56,230)	(18,027)	(7,610)	(13)

Units, end of period	345,489	222,001	157,811	47,031	691

Unit value, end of period $	12.74	10.05	15.16	15.48	13.16
Assets, end of period $	4,400,225	2,231,463	2,392,630	728,104	9,096
Investment income ratio*	1.15%	1.51%	2.07%	0.06%	0.00%
Total return, lowest to highest**	26.70% to 3.5.11%	(33.70%) to (27.53%)	(2.06%) to (1.09%)	8.80% to 17.64%	3.33%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	450,091	480,963	503,406	482,672	477,338
Units issued	46,142	56,257	55,899	71,939	130,103
Units redeemed	(72,708)	(87,129)	(78,342)	(51,205)	(124,769)

Units, end of period	423,525	450,091	480,963	503,406	482,672

Unit value, end of period $	16.01	12.65	19.08	19.50	16.58
Assets, end of period $	6,781,759	5,690,789	9,173,582	9,814,002	8,000,791
Investment income ratio*	0.84%	1.33%	1.67%	0.48%	0.52%
Total return, lowest to highest**	26.64%	(33.71%)	(2.16%)	17.62%	3.89%

159

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	85,254	37,769	23,676	17	—
Units issued	88,429	61,708	39,779	26,666	22
Units redeemed	(32,814)	(14,223)	(25,686)	(3,007)	(5)

Units, end of period	140,869	85,254	37,769	23,676	17

Unit value, end of period $	9.21	6.87	11.87	12.85	11.63
Assets, end of period $	1,297,069	585,730	448,408	304,246	203
Investment income ratio*	0.00%	3.08%	2.34%	0.39%	0.00%
Total return, lowest to highest**	27.43% to 41.34%	(42.13%) to (30.64%)	(7.60%) to (6.53%)	4.03% to 10.47%	3.46%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	316,192	340,366	389,017	408,563	175,331
Units issued	116,753	34,173	112,989	49,530	430,156
Units redeemed	(144,196)	(58,347)	(161,640)	(69,076)	(196,924)

Units, end of period	288,749	316,192	340,366	389,017	408,563

Unit value, end of period $	18.74	14.00	24.20	26.20	23.72
Assets, end of period $	5,412,188	4,427,273	8,235,210	10,192,903	9,691,801
Investment income ratio*	0.00%	2.40%	1.85%	0.70%	0.00%
Total return, lowest to highest**	33.87%	(42.13%)	(7.66%)	10.45%	7.77%

160

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	112,498	60,139	10,694	1,157	—
Units issued	102,922	71,380	61,228	11,085	1,157
Units redeemed	(40,713)	(19,021)	(11,783)	(1,548)	—

Units, end of period	174,707	112,498	60,139	10,694	1,157

Unit value, end of period $	32.75	25.43	34.40	35.44	29.70
Assets, end of period $	5,722,457	2,861,205	2,068,955	378,961	34,364
Investment income ratio*	0.81%	1.55%	1.24%	0.06%	0.00%
Total return, lowest to highest**	28.08% to 36.59%	(27.51%) to (21.37%)	(4.00%) to (2.92%)	13.65% to 19.32%	2.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (a)
Units, beginning of period	372,081	58,614	—
Units issued	265,246	557,416	59,725
Units redeemed	(414,214)	(243,949)	(1,111)

Units, end of period	223,113	372,081	58,614

Unit value, end of period $	11.68	9.08	$12.28
Assets, end of period $	2,605,053	3,377,013	$719,629
Investment income ratio*	0.68%	1.17%	0.60%
Total return, lowest to highest**	28.65%	(26.07%)	(1.78%)

(a)	Fund available in prior year but no activity.

161

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Trust Series 0
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	445	279	163	40	—
Units issued	101	219	149	214	51
Units redeemed	(546)	(53)	(33)	(91)	(11)

Units, end of period	—	445	279	163	40

Unit value, end of period $	6.42	6.25	11.00	11.76	11.13
Assets, end of period $	—	2,779	3,064	1,911	446
Investment income ratio*	0.41%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	2.59%	(43.16%)	(6.46%)	5.66%	1.61%

(aq)  Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

(b)    Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	55,134	125,346	129,431	33,689	4,484
Units issued	3,382	6,085	87,014	188,007	30,727
Units redeemed	(58,516)	(76,297)	(91,099)	(92,265)	(1,522)

Units, end of period	—	55,134	125,346	129,431	33,689

Unit value, end of period $	9.31	9.07	15.97	17.09	16.18
Assets, end of period $	—	499,852	2,001,938	2,211,694	545,155
Investment income ratio*	0.35%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	2.68%	(43.24%)	(6.53%)	5.60%	6.32%

(aq)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

162

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	428,632	266,337	103,645	187	—
Units issued	177,293	241,808	189,323	114,103	194
Units redeemed	(127,230)	(79,513)	(26,631)	(10,645)	(7)

Units, end of period	478,695	428,632	266,337	103,645	187

Unit value, end of period $	12.36	9.67	13.25	13.41	11.61
Assets, end of period $	5,916,635	4,144,846	3,529,955	1,389,495	2,176
Investment income ratio*	0.44%	0.86%	0.16%	0.02%	0.00%
Total return, lowest to highest**	27.82% to 35.35%	(29.59%) to (27.05%)	(2.27%) to (1.14%)	5.55% to 15.50%	5.47%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	983,939	1,112,314	1,212,971	1,245,748	1,260,713
Units issued	163,114	261,080	192,846	154,295	187,060
Units redeemed	(279,037)	(389,455)	(293,503)	(187,072)	(202,025)

Units, end of period	868,016	983,939	1,112,314	1,212,971	1,245,748

Unit value, end of period $	18.61	14.57	19.98	20.22	17.52
Assets, end of period $	16,149,546	14,337,181	22,218,148	24,522,007	21,820,203
Investment income ratio*	0.37%	0.71%	0.14%	0.06%	0.26%
Total return, lowest to highest**	27.69%	(27.05%)	(1.19%)	15.42%	7.04%

163

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Smaller Company Growth Trust Series 0
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	189,370
Units redeemed	(2,023)

Units, end of period	187,347

Unit value, end of period $	10.52
Assets, end of period $	1,971,295
Investment income ratio*	0.00%
Total return, lowest to highest**	5.22%

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

Sub-Account
Smaller Company Growth Trust Series 1
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	2,799,660
Units redeemed	(66,645)

Units, end of period	2,733,015

Unit value, end of period $	10.52
Assets, end of period $	28,757,207
Investment income ratio*	0.00%
Total return, lowest to highest**	5.22%

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

164

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	143,710	94,407	8,781	—
Units issued	93,744	81,244	107,814	9,607
Units redeemed	(47,602)	(31,941)	(22,188)	(826)

Units, end of period	189,852	143,710	94,407	8,781

Unit value, end of period $	11.39	9.23	10.99	10.99
Assets, end of period $	2,162,222	1,325,891	1,037,727	96,498
Investment income ratio*	9.16%	8.15%	10.36%	1.21%
Total return, lowest to highest**	17.07% to 23.45%	(16.29%) to (9.37%)	0.02% to 2.07%	6.69% to 7.25%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	428,401	514,604	506,732	475,070	472,670
Units issued	26,231	22,955	78,328	87,186	51,793
Units redeemed	(75,084)	(109,158)	(70,456)	(55,524)	(49,393)

Units, end of period	379,548	428,401	514,604	506,732	475,070

Unit value, end of period $	24.06	19.49	23.23	23.26	21.73
Assets, end of period $	9,130,127	8,350,339	11,952,294	11,787,711	10,322,942
Investment income ratio*	8.05%	6.78%	9.25%	6.50%	2.75%
Total return, lowest to highest**	23.41%	(16.08%)	(0.15%)	7.06%	2.70%

165

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	186,605	109,219	7,198	515	—
Units issued	146,818	103,622	156,738	11,672	515
Units redeemed	(53,118)	(26,236)	(54,717)	(4,989)	—

Units, end of period	280,305	186,605	109,219	7,198	515

Unit value, end of period $	13.13	10.36	11.33	10.70	10.28
Assets, end of period $	3,680,414	1,932,692	1,237,215	77,024	5,292
Investment income ratio*	7.58%	11.96%	3.04%	6.15%	69.96%
Total return, lowest to highest**	18.51% to 26.78%	(10.62%) to (8.05%)	3.96% to 5.85%	2.73% to 4.08%	1.23%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	95,595	81,469	54,207	18,409	3,766
Units issued	36,242	26,789	38,500	39,532	15,773
Units redeemed	(23,441)	(12,663)	(11,238)	(3,734)	(1,130)

Units, end of period	108,396	95,595	81,469	54,207	18,409

Unit value, end of period $	17.74	14.01	15.33	14.48	13.93
Assets, end of period $	1,923,528	1,339,349	1,248,960	784,930	256,383
Investment income ratio*	6.80%	10.96%	2.74%	4.57%	6.20%
Total return, lowest to highest**	26.64%	(8.61%)	5.88%	3.97%	2.28%

166

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	206,469	135,088	10,174	—	—
Units issued	307,241	181,899	152,876	10,718	1
Units redeemed	(80,340)	(110,518)	(27,962)	(544)	(1)

Units, end of period	433,370	206,469	135,088	10,174	—

Unit value, end of period $	19.14	18.01	17.03	15.89	15.27
Assets, end of period $	8,296,145	3,718,773	2,299,903	161,697	6
Investment income ratio*	7.91%	5.73%	12.97%	0.12%	0.00%
Total return, lowest to highest**	4.86% to 6.29%	3.41% to 5.79%	5.28% to 7.13%	4.07% to 4.95%	0.39%

(g) Fund renamed on October 1, 2007. Previously known as Bond Index Trust B. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	808,671	336,127	112,748	207	—
Units issued	741,672	585,903	293,781	127,574	225
Units redeemed	(243,723)	(113,359)	(70,402)	(15,033)	(18)

Units, end of period	1,306,620	808,671	336,127	112,748	207

Unit value, end of period $	14.46	12.71	12.37	11.39	10.99
Assets, end of period $	18,889,252	10,281,839	4,159,047	1,284,476	2,274
Investment income ratio*	4.61%	5.66%	9.08%	0.34%	0.00%
Total return, lowest to highest**	8.24% to 13.71%	(0.76%) to 2.76%	7.18% to 8.61%	3.67% to 4.15%	(0.07%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

167

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,136,708	1,124,031	1,170,580	1,115,248	1,021,035
Units issued	482,319	304,957	157,071	159,856	158,392
Units redeemed	(377,384)	(292,280)	(203,620)	(104,524)	(64,179)

Units, end of period	1,241,643	1,136,708	1,124,031	1,170,580	1,115,248

Unit value, end of period $	24.11	21.22	20.65	19.04	18.37
Assets, end of period $	29,934,757	24,125,362	23,214,442	22,283,837	20,493,352
Investment income ratio*	4.21%	4.77%	7.57%	3.34%	2.28%
Total return, lowest to highest**	13.60%	2.77%	8.49%	3.60%	2.48%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	48,055	29,310	11,816	151	—
Units issued	44,020	35,873	33,080	18,251	151
Units redeemed	(18,070)	(17,128)	(15,586)	(6,586)	—

Units, end of period	74,005	48,055	29,310	11,816	151

Unit value, end of period $	39.42	30.58	48.65	46.25	40.10
Assets, end of period $	2,917,588	1,469,405	1,425,887	546,447	6,036
Investment income ratio*	1.89%	1.99%	2.76%	0.06%	0.00%
Total return, lowest to highest**	25.14% to 33.63%	(37.15%) to (25.73%)	1.41% to 5.19%	12.21% to 15.33%	3.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

168

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	526,762	537,176	511,025	498,306	503,811
Units issued	127,512	58,855	66,195	75,161	90,402
Units redeemed	(108,331)	(69,269)	(40,044)	(62,442)	(95,907)

Units, end of period	545,943	526,762	537,176	511,025	498,306

Unit value, end of period $	11.86	9.21	14.66	13.94	12.09
Assets, end of period $	6,476,527	4,849,169	7,874,116	7,122,081	6,023,552
Investment income ratio*	1.71%	1.63%	2.22%	0.93%	1.07%
Total return, lowest to highest**	28.86%	(37.20%)	5.18%	15.29%	5.70%

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	245,631	35,230	3,488	—
Units issued	150,460	247,542	57,871	5,259
Units redeemed	(65,935)	(37,141)	(26,129)	(1,771)

Units, end of period	330,156	245,631	35,230	3,488

Unit value, end of period $	13.51	12.45	12.64	12.24
Assets, end of period $	4,460,668	3,059,141	445,142	42,688
Investment income ratio*	3.91%	9.59%	9.75%	0.76%
Total return, lowest to highest**	5.84% to 8.49%	(1.44%) to 2.87%	2.42% to 3.25%	4.24% to 4.74%

(a)	Fund available in prior year but no activity.

169

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	675,664	771,359	733,672	773,526	941,170
Units issued	85,838	134,861	226,897	57,942	56,823
Units redeemed	(138,145)	(230,556)	(189,210)	(97,796)	(224,467)

Units, end of period	623,357	675,664	771,359	733,672	773,526

Unit value, end of period $	18.68	17.23	17.48	16.94	16.23
Assets, end of period $	11,642,623	11,643,008	13,481,617	12,431,478	12,555,989
Investment income ratio*	3.07%	3.67%	8.15%	4.94%	1.81%
Total return, lowest to highest**	8.39%	(1.41%)	3.15%	4.39%	1.58%

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	99,776	33,326	3,854	—
Units issued	173,258	93,756	33,298	4,937
Units redeemed	(70,982)	(27,306)	(3,826)	(1,083)

Units, end of period	202,052	99,776	33,326	3,854

Unit value, end of period $	13.65	9.31	11.76	11.42
Assets, end of period $	2,757,131	928,594	391,865	44,001
Investment income ratio*	11.15%	7.44%	11.70%	0.41%
Total return, lowest to highest**	23.40% to 46.65%	(21.56%) to (19.03%)	3.00% to 3.60%	6.52% to 9.60%

(a)	Fund available in prior year but no activity.

170

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	87,842	41,283	63,180	371	—
Units issued	395,544	52,769	45,222	316,818	372
Units redeemed	(334,055)	(6,210)	(67,119)	(254,009)	(1)

Units, end of period	149,331	87,842	41,283	63,180	371

Unit value, end of period $	17.01	11.60	14.66	14.25	13.01
Assets, end of period $	2,540,388	1,019,425	605,496	900,741	4,822
Investment income ratio*	7.65%	6.32%	8.89%	0.06%	0.00%
Total return, lowest to highest**	46.62%	(20.86%)	2.86%	9.57%	4.08%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	231,844	127,891	20,867	4	—
Units issued	59,464	159,133	125,664	25,907	5
Units redeemed	(291,308)	(55,180)	(18,640)	(5,044)	(1)

Units, end of period	—	231,844	127,891	20,867	4

Unit value, end of period $	7.51	7.57	12.37	12.41	11.21
Assets, end of period $	—	1,754,338	1,582,484	258,878	44
Investment income ratio*	0.75%	3.27%	1.47%	0.03%	0.00%
Total return, lowest to highest**	(0.75%) to 2.40%	(38.85%) to (23.68%)	(3.98%) to (0.26%)	7.68% to 10.68%	3.58%

(ar)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

171

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,502,392	2,792,574	3,105,894	3,446,247	3,711,231
Units issued	46,699	74,470	187,105	65,275	111,873
Units redeemed	(2,549,091)	(364,652)	(500,425)	(405,628)	(376,857)

Units, end of period	—	2,502,392	2,792,574	3,105,894	3,446,247

Unit value, end of period $	10.21	10.29	16.83	16.89	15.26
Assets, end of period $	—	25,745,973	47,013,690	52,467,049	52,609,938
Investment income ratio*	0.65%	2.33%	1.08%	0.57%	0.43%
Total return, lowest to highest**	(0.73%)	(38.88%)	(0.34%)	10.66%	5.81%

(ar) Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	199,521	96,715	19,690	47	—
Units issued	129,421	136,730	110,966	21,615	49
Units redeemed	(56,525)	(33,924)	(33,941)	(1,972)	(2)

Units, end of period	272,417	199,521	96,715	19,690	47

Unit value, end of period $	15.88	11.89	19.33	15.17	11.57
Assets, end of period $	4,325,990	2,371,852	1,869,476	298,683	547
Investment income ratio*	5.39%	3.88%	2.35%	0.10%	0.00%
Total return, lowest to highest**	28.79% to 33.58%	(38.50%) to (21.20%)	12.22% to 27.43%	25.74% to 31.06%	3.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

172

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	254,809	369,846	507,965	214,242	262,919
Units issued	151,731	349,679	372,247	461,446	295,499
Units redeemed	(124,475)	(464,716)	(510,366)	(167,723)	(344,176)

Units, end of period	282,065	254,809	369,846	507,965	214,242

Unit value, end of period $	19.91	14.88	24.26	19.04	14.54
Assets, end of period $	5,616,370	3,792,853	8,972,614	9,672,916	3,114,125
Investment income ratio*	4.48%	3.19%	2.06%	1.34%	0.45%
Total return, lowest to highest**	33.77%	(38.65%)	27.40%	31.00%	16.82%

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	168,556	123,649	18,887	46	—
Units issued	78,215	99,852	137,891	22,949	46
Units redeemed	(51,910)	(54,945)	(33,129)	(4,108)	—

Units, end of period	194,861	168,556	123,649	18,887	46

Unit value, end of period $	12.57	8.90	15.05	13.90	11.48
Assets, end of period $	2,449,059	1,500,468	1,860,649	262,517	527
Investment income ratio*	1.49%	1.26%	1.55%	0.08%	0.00%
Total return, lowest to highest**	33.21% to 45.49%	(40.84%) to (28.53%)	(0.18%) to 8.26%	13.77% to 21.03%	5.54%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

173

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	612,103	677,246	792,456	800,166	857,071
Units issued	28,918	25,260	56,113	175,256	64,856
Units redeemed	(110,358)	(90,403)	(171,323)	(182,966)	(121,761)

Units, end of period	530,663	612,103	677,246	792,456	800,166

Unit value, end of period $	27.01	19.14	32.36	29.90	24.71
Assets, end of period $	14,335,243	11,712,280	21,916,100	23,697,339	19,767,664
Investment income ratio*	1.32%	1.08%	1.34%	0.37%	0.62%
Total return, lowest to highest**	41.18%	(40.87%)	8.22%	21.04%	12.56%

174

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

175

Prospectus dated May 3, 2010

John Hancock Life Insurance Company (U.S.A.)

Separate Account A

EPVUL

A Flexible Premium Variable Life Insurance Policy

500 Index	Equity-Income	Natural Resources
500 Index B	Financial Services	Optimized All Cap
Active Bond	Franklin Templeton Founding Allocation	Optimized Value
All Cap Core	Fundamental Value	PIMCO VIT All Asset
All Cap Value	Global	Real Estate Securities
Alpha Opportunities	Global Bond	Real Return Bond
American Asset Allocation	Health Sciences	Science & Technology
American Blue Chip Income and Growth	High Yield	Short Term Government Income
American Bond	International Core	Small Cap Growth
American Fundamental Holdings	International Equity Index A	Small Cap Index
American Global Diversification	International Opportunities	Small Cap Opportunities
American Growth	International Small Company	Small Cap Value
American Growth-Income	International Value	Small Company Value
American International	Investment Quality Bond	Smaller Company Growth
American New World	Large Cap	Strategic Bond
Balanced	Large Cap Value	Strategic Income Opportunities
Blue Chip Growth	Lifestyle Aggressive	Total Return
Capital Appreciation	Lifestyle Balanced	Total Stock Market Index
Capital Appreciation Value	Lifestyle Conservative	U.S. High Yield Bond
Core Allocation Plus	Lifestyle Growth	Utilities
Core Bond	Lifestyle Moderate	Value
Core Diversified Growth & Income	Mid Cap Index
Core Strategy	Mid Cap Stock
Disciplined Diversification	Mid Value
Emerging Markets Value	Money Market

* * * * * * * * * * * *

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

EPVUL II 5/2010

2

This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different.

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

3

RISKS/BENEFITS SUMMARY

Benefits

Some of the benefits of purchasing the Policy are described below.

Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.”

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policyowner.

Investment Options. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the Policy are described below.

Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the Portfolio prospectuses. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the No-Lapse Guarantee. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your Policy in the first 10-15 years from the purchase of the Policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

4

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

Transaction fees
Charge	When charge is Deducted	Amount deducted
Maximum Sales Charge Imposed on Premium (Load)	Upon receipt of premium

7.5% of each premium paid during the first 10 Policy Years*

8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**

3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***

Maximum Surrender Charge (Load)	Upon withdrawal, surrender or Policy lapse	The maximum Surrender Charge per $1000 of Face Amount is $44.17**** A Surrender Charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the Policy.

Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)

Dollar Cost Averaging	Upon Transfer	Guaranteed	$5.00
		Current	$0.00
Asset Allocation Balancer	Upon Transfer	Guaranteed	$15.00
		Current	$0.00

*	5% thereafter.
**	5.5% thereafter.
***	2.25% thereafter
****	If the Policy is issued with a Cash Value Enhancement Rider, the Surrender Charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the Policy is issued with a Cash Value Enhancement Plus Rider, there is no Surrender Charge.

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.

5

Charges other than those of the portfolios
Charge	When charge is Deducted	Amount deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk

Asset Based Risk Charge (Contracts with No Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03% monthly (0.30% annually)

		Current	0%

Asset Based Risk Charge (Contracts with Cash Value Enhancement Rider)	Monthly	Guaranteed	0.03% monthly (0.30% annually)
		Current	0%

Asset Based Risk Charge (Contracts with Cash Value Enhancement Plus Rider)	Monthly	Guaranteed First 15 Policy Years	0.11% monthly (1.30% annually)

		Guaranteed Policy Years 16 and After	0.05% monthly (0.55% annually)

		Current First 15 Policy Years	0.08% monthly (1.0% annually)

		Current Policy Years 16 and After	0.02% monthly (0.25% annually)

Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of Face Amount
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount

Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount

		Minimum	$0.04 per $1000 of Face Amount

		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount

6

Administration Charge	Monthly		$40 per Policy Month**

Optional Term Rider*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.08 per $1,000 of the net amount at risk

Optional Return of Premium Death Benefit Rider	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.

		Charge for a Representative Policyowner (a 35 year old preferred non-smoking male)	$0.012 per $1,000 of the net amount at risk

Loan Interest Rate (Net)	Annually	1.25%***

*	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.
**	First 5 policy years. $20 per Policy Month thereafter.
***	First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum

Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

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Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, American International, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective

500 Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an

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	Funds Insurance Series)	opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.

American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

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American Growth– Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.

American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

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Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the

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underlying funds.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.

Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65%–75%
		Fixed-Income Securities: 30%	25%–35%

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in

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companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):

Rating Agency
Moody’s: Ba through C S&P’s: BB through D

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed

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countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

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Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be

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included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

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is available)

Real Estate Securities	Deutsche Investment Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Short Term Government Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at

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least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and medium-capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment	To seek to maximize total return consistent with current

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Opportunities	Management (U.S.), LLC	income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment- grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.

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Value	Van Kampen Investments	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

* “Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

Wilshire 5000 Total Market Index—less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index—$544 million to $197.9 billion

Russell 1000 Index—$239 million to $307.3 billion

Russell 1000 Value Index—$239 million to $307.3 billion

Russell 2000 Index—$13 million to $4.6 billion

Russell 3000 Index—$13 million to $307.3 billion

Russell MidCap Index—$239 million to $17.5 billion

Russell MidCap Value Index—$239 million to $14.5 billion

S&P 500 Index—$1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index—$374 million to $8.1 billion

S&P SmallCap 600 Index—$60 million to $2.8 billion (as of April 9, 2010)

POLICY SUMMARY

General

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy’s provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.

Death Benefits

There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the Policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits - Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

Optional Term Rider

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The Policy may be issued with an optional term insurance rider (the “Term Rider”)which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the No-Lapse Guarantee after the second Policy Year and terminates at the life insured’s Attained Age 100.

Cash Value Enhancement Riders

The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce Surrender Charges in connection with decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the Policy.

Return of Premium Rider

The Policy may be issued with an optional Return of Premium rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium rider is not protected by the No-Lapse Guarantee after the second Policy Year.

Premiums

You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments — Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account accounts, subject to the limitations described below.

Policy Value

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

Policy Loans

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death or upon surrender.

Surrender and Partial Withdrawals

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.

Lapse and Reinstatement

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

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A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”

Charges and Deductions

We assess certain charges and deductions in connection with the Policy. These include:

•	charges deducted from premiums paid,

•	monthly deductions for administration, asset-based risk, cost of insurance, and face amount charges,

•	charges assessed on surrender or lapse, and

•	if applicable, a charge for any supplementary benefits added to the Policy.

The charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, face amount, and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio. For more information, please refer to the prospectus for the underlying portfolio.

The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced upon the surrender or lapse of a Policy. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described in the Table of Investment Options and Investment Subadvisers.

The Portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE ACCOUNT

John Hancock USA

John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA” or “Company”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (“Manufacturers Life”) and its subsidiaries, collectively known as Manulife Financial.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

The Separate Account

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The Separate Account has been established under Michigan law as a separate account of John Hancock USA. The Separate Account holds assets that are segregated from all of John Hancock USA’s other assets. The Separate Account is currently used only to support variable life insurance policies

Assets of the Separate Account. John Hancock USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to the other income, gains, or losses of John Hancock USA. John Hancock USA will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business John Hancock USA conducts. However, all obligations under the variable life insurance policies are general corporate obligations of John Hancock USA.

Registration. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock USA.

ISSUING A POLICY

Requirements

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company’s satisfaction.

Policies may be issued on a basis which does not take into account the insured’s sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See “Definitions” in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

•	the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.

Minimum Initial Face Amount

We will generally issue a Policy only if it has a Face Amount of at least $500,000.

Backdating a Policy

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

Temporary Insurance Agreement

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In accordance with the Company’s underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company’s usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company’s underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.

Right to Examine the Policy

You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the John Hancock USA agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

(1)	the amount of all premiums paid, less any partial withdrawals made and policy loans taken, or

(2)	the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios, minus any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, you will receive a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents in California age 60 and greater may return the Policy for a refund at any time within 30 days after receiving it. The Policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the Policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid minus any partial withdrawals made and any policy loans taken. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios; minus any partial withdrawals made and policy loans taken.

Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or (c) in one or more of the Separate Account investment options, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.

Life Insurance Qualification

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

Cash Value Accumulation Test. Under the Cash Value Accumulation Test (“CVAT”), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

Guideline Premium Test. Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

•	the Guideline Single Premium, or

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•	the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See “Death Benefits — Minimum Death Benefit.”

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the Policy may affect the maximum amount of premiums, such as:

•	a change in the Policy’s Face Amount.

•	a change in the death benefit option.

•	partial withdrawals.

•	addition or deletion of Supplementary Benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.

If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we may pay only the Net Cash Surrender Value.

Death Benefit Options

There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

If any partial withdrawals are made, the death benefit, whether it is Option 1 and 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1. See “Policy Surrender and Partial Withdrawals — Reduction in Face Amount due to a Partial Withdrawal.”

If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

Minimum Death Benefit

The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See “Issuing a Policy — Life Insurance Qualification.”

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If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.

Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.

If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above plus the benefit payable under any Supplementary Term Insurance on the life insured will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

Changing the Death Benefit Option

You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $500,000.

A change in the death benefit option will result in a change in the Policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

New Surrender Charges for an Increase. An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The Surrender Charge associated with premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a Right to Examine with respect to any increase resulting in new Surrender Charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

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Increase with Prior Decreases. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

Decrease in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $500,000. For information on Surrender Charges on a decrease in Face Amount, see “Charges and Deductions — Surrender Charges.”

Factors that Affect the Death Benefit. In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured’s Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, in states where permitted, the Policy does have a No-Lapse Guarantee which would prevent the Policy from lapsing during the guarantee period.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the

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premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals 100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

Investment Credit. After the tenth policy anniversary, we may credit your Policy annually on the Policy Anniversary Date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this date, provided the values in your Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for policy anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Accounts according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

CHARGES AND DEDUCTIONS

The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a decrease in Face Amount, a partial withdrawal or lapse of a Policy. These charges are discussed below.

The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under “Other Provisions of the Policy — Cash Value Enhancement Riders.”

Premium Charges

During the first 10 Policy Years, John Hancock USA deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to the Company and is designed to cover a portion of the Company’s acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

Surrender Charges

The Company will deduct a Surrender Charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

•	the Policy is surrendered for its Net Cash Surrender Value,

•	a partial withdrawal is made,

•	the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption,

•	the Policy lapses.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

The Surrender Charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge period varies based on the age of the Insured on the date of issuance of the Policy or the date of any Face Amount increase (as applicable) as follows:

Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years

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Age	Surrender Charge Period
55+	10 Years

The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

(i)	The Rate per $1000 of initial Face Amount (or Face Amount increase);

(ii)	is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

(iii)	is the initial Face Amount (or the Face Amount increase) divided by 1000.

The Rate per $1000 of initial Face Amount is based on the life insured’s Age and the death benefit option in effect at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured’s Attained Age and the death benefit option in effect at the time of an increase. The Rates per $1000 are set forth in the following table.

Table of Guaranteed Surrender Charge Rates Per $1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2

25 or less	$ 7.54	$6.50
26 – 35	$ 6.61	$5.78
36 – 45	$ 6.09	$4.85
46 – 55	$ 4.13	$4.65
56 – 65	$ 2.99	$1.96
66+	$ 2.48	$1.96

The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

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Grading Percentages During The Surrender Charge Period

(Applicable to the Initial Face Amount and Subsequent Increases)

The Grading Percentages Will Not Exceed The Following:

	AGE AND GRADING PERCENTAGE**
SURRENDER CHARGE PERIOD*	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

*	The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.
**	Age for the Initial Face amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the attained age at the time of the increase.

Illustration of Surrender Charge Calculation.

Assumptions.

•	45 year old

•	Death Benefit Option 1

•	$20,000 in premiums have been paid on the Policy in the first Policy Year

•	Surrender Charge Premium Limit for the Policy is $16.06 per thousand of Face Amount

•	Face Amount of the Policy at issue is $500,000 and no increases have occurred

•	Policy is surrendered during the first month of the first policy year.

Surrender Charge. The Surrender Charge to be assessed would be $12,680 determined as follows:

•

First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.

•	Next, this figure is multiplied by the initial Face Amount divided by 1000.

$25.36 x [500,000/1000 or 500] = $12,680.

•	Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

$12,680 x 100% = $12,680.

Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

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Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

(a)	is the amount of the partial Net Cash Surrender Value withdrawal;

(b)	is the Net Cash Surrender Value prior to the withdrawal; and

(c)	is the current total Surrender Charge prior to the withdrawal.

The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy’s remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once Cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the Exemption amount. This amount is set at issuance of the Policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the Policy or a partial withdrawal of Net Cash Surrender Value.

Monthly Deductions

On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

•	an administration charge;

•	a Face Amount charge;

•	an asset-based risk charge; and

•	a cost of insurance charge.

If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

Administration Charge. The administration charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

Face Amount Charge. There is a monthly per $1000 Face Amount charge that is paid to the Company. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

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Age*/Attained Age*	Death Benefit Option 1 First Ten Policy Years	Death Benefit Option 2 First Ten Policy Years
25 or less	$0.08	$0.04
35	$0.11	$0.06
45	$0.22	$0.10
55	$0.31	$0.17
65	$0.60	$0.39
75	$0.89	$0.61
85+	$1.18	$0.83

*	For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.

Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly at an annual rate of 0%. This rate is guaranteed not to exceed 0.30%. This charge is paid to the Company to compensate it for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

Cost of Insurance Charge. The monthly cost of insurance charge is paid to the Company and is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a)	is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

(b)	is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

Since the net amount of risk for Death Benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured’s Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance rates reflect the Company’s expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of persons including the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

Charges for Transfers

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Reduction in Charges

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or

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modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

Determination of the Policy Value

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”

Investment Accounts. An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. For a detailed description of the Fixed Account, see “The General Account — Fixed Account.”

Loan Account. Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is lower than the amount charged on the outstanding Policy Debt. For a detailed description of the Loan Account, see “Policy Loans — Loan Account”.

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

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The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a)	is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b)	is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

At any time, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under “Transfers Involving Fixed Account.” Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser’s ability to effectively manage a portfolio’s investments in accordance with the portfolio’s investment objective and policies) and dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

The Company’s current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request made be made on any day. The policyowner may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other variable investment options or to the Fixed Account may be made. If a Policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policyowner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect

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trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in “Payment of Proceeds” occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a Portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

While the Policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

•	within eighteen months after the Issue Date; or

•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

Transfers Involving Fixed Account. The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account Value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

Telephone Transfers. Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

Dollar Cost Averaging. The Company offers policyowners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. The Company will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice of termination is sent to the policyowner.

Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policyowner’s chosen allocation. A change to the policyowner’s premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the DCA program. The charge for a transfer made under the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days’ written notice of any change in the current charge.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits — Interest on Policy Loans After Year 10” and “Tax Treatment of Policy Benefits — Policy Loan Interest.”

Effect of Policy Loans

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A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a Policy loan may result in a Policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.5% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a Modified Endowment Contract (“MEC”), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured’s Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.

Loan Account

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.

Loan Account Adjustments. On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

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You may surrender a Policy for its Net Cash Surrender Value at any time while a life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see “Charges and Deductions — Surrender Charges.”

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $500,000.

Reduction in Face Amount due to a Partial Withdrawal. If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit — Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

Lapse

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under “Tax Treatment of the Policy — Tax Treatment of Policy Benefits — Surrender or Lapse.” The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

No-Lapse Guarantee

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy’s Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.

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While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Death During Grace Period. If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	Evidence of the life insured’s insurability, satisfactory to the Company, is provided to the Company; and

•

A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner’s request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

•	the portion of the net premiums allocated to it; plus

•	any amounts transferred to it; plus

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•	interest credited to it; less

•	any charges deducted from it; less

•	any partial withdrawals from it; less

•	any amounts transferred from it.

Interest in the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

Cash Value Enhancement Riders

The Policy may be issued with one of two optional Cash Value Enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the Surrender Charge that would otherwise have applied upon Policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)
Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100

Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The Policy

Premium Charge	7.5% for first 10 Policy Years and 5% thereafter

Asset-Based Risk Charge	0% (guaranteed not to exceed 0.03%)

The Policy with Cash Value Enhancement Rider

Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter

Asset-Based Risk Charge	0% (guaranteed not to exceed 0.03%)

The Policy with Cash Value Enhancement Plus Rider

Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter

Asset-Based Risk Charge	0.08% for the first 15 Policy Years (guaranteed not to exceed 0.11%) and 0.02% thereafter (guaranteed not to exceed 0.05%)

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Return of Premium Death Benefit Rider

The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

•	the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Death Benefit Rider coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is inforce, the Company will process the withdrawal so that it first reduces the amount of the Return of Premium Death Benefit coverage. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions — Surrender Charges.” In addition, the Face Amount will be reduced by the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Death Benefit Rider.

No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.

Policyowner Rights

Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured’s death:

•	Vary the premiums paid under the Policy.

•	Change the death benefit option.

•	Change the premium allocation for future premiums.

•	Take loans and/or partial withdrawals.

•	Surrender the contract.

•	Transfer ownership to a new owner.

•	Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

•	Change or revoke a contingent owner.

•	Change or revoke a beneficiary.

Assignment of Rights. John Hancock USA will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes — primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner’s estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

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Validity

The Company will not contest the validity of a Policy after it has been in force during any life insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

Supplementary Benefits

Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

TAX TREATMENT OF THE POLICY

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves”. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment”. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself

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having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets”. As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

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Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the Policy is in force, John Hancock USA will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in a John Hancock retained asset account. Please contact our Service Office for more information.

The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policyowners

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Within 30 days after each Policy Anniversary, John Hancock USA will send the policyowner a statement showing, among other things:

•	the amount of death benefit;

•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;

•	the Policy Debt and any loan interest charged since the last report;

•	the premiums paid and other Policy transactions made during the period since the last report; and

•	any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust, which will include a list of the securities held in each Portfolio as required by the 1940 Act.

Distribution of Policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing”. These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 5% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-10. This

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schedule of compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the Policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the Policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the Policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

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Substitution of Portfolio Shares

Although we believe it to be unlikely, it is possible that in the judgment of the management of John Hancock USA, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC’s principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact John Hancock USA’s Home Office, the address and telephone number of which are on the last page of the prospectus.

Optional Term Rider

The Policy may be issued with an optional term insurance rider (the “Term Rider”). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. However, unlike the death benefit under the Policy, the death benefit under the Term Rider is not protected by the no lapse guarantee after the second Policy Year and terminates at age 100.

Financial Statements

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Independent registered public accounting firm

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The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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APPENDIX A: DEFINITIONS

Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard Risk Classification.

Attained Age: is the Age at issue plus the number of whole years that have elapsed since the Policy Date.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

Fixed Account: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Investment Account: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured: is the person whose life is insured under this Policy.

Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

Maximum Loanable Amount: is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.

No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

•	the Face Amount of insurance changes.

•	a Supplementary Benefit is added, changed or terminated.

50

•	the Risk Classification of the life insured changes.

•	a temporary Additional Rating is added (due to a face amount increase), or terminated.

•	the death benefit option changes.

No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)	is the total amount of loans borrowed as of such date;

(b)	is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

(c)	is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)	is the total amount of loan repayments as of such date.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.

Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Surrender Charge Premium Limit: is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

Written Request: is the policyowner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE

Express Delivery	Mail Delivery
John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)
197 Clarendon Street	1 John Hancock Way, Suite 1350
Boston, MA 02116-5010	Boston, MA 02217-1099

Phone:	Fax:
1-800-827-4546	1-416-926-5339

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-4834 1933 Act File No. 333-85284

Statement of Additional Information

dated May 3, 2010

for interests in

John Hancock Life Insurance Company (U.S.A.) Account A (“Registrant”)

Interests are made available under

EPVUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at 197 Clarendon Street, Boston, MA 02116-5010 or telephoning 1-800-827-4546.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2009, 2008, and 2007 was $152,873,991, $224,191,519, and $236,021,417 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 5% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-10.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2009, 2008, and 2007

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets-
As of December 31, 2009 and 2008	F-3

Consolidated Statements of Operations-
For the Years Ended December 31, 2009, 2008, and 2007	F-5

Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss)-
For the Years Ended December 31, 2009, 2008, and 2007	F-6

Consolidated Statements of Cash Flows-
For the Years Ended December 31, 2009, 2008, and 2007	F-9

Notes to Consolidated Financial Statements	F-11

F-1

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders’ equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

/s/ Ernst & Young, LLP

Boston, Massachusetts

April 7, 2010

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,

	2009	2008

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$55,386; 2008—$53,112)	$55,581	$49,547
Held-for-trading—at fair value (cost: 2009—$1,231; 2008—$1,228)	1,208	1,057
Equity securities:
Available-for-sale—at fair value (cost: 2009—$489; 2008—$726)	558	616
Mortgage loans on real estate	12,623	12,472
Investment real estate, agriculture, and timber	3,084	2,983
Policy loans	4,949	4,918
Short-term investments	3,973	3,670
Other invested assets	3,417	3,295

Total Investments	85,393	78,558
Cash and cash equivalents	4,915	4,850
Accrued investment income	896	913
Goodwill	3,053	3,053
Value of business acquired	2,171	2,564
Deferred policy acquisition costs and deferred sales inducements	9,565	9,846
Amounts due from and held for affiliates	3,828	3,035
Intangible assets	1,294	1,308
Reinsurance recoverable	10,171	9,418
Derivative asset	2,142	6,129
Other assets	1,680	1,560
Separate account assets	122,466	92,058

Total Assets	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,

	2009	2008

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$78,478	$76,249
Policyholders’ funds	9,125	10,785
Unearned revenue	2,615	2,458
Unpaid claims and claim expense reserves	1,303	890
Policyholder dividends payable	619	637
Amounts due to affiliates	3,714	2,554
Short-term debt	6	4
Long-term debt	484	483
Consumer notes	1,205	1,600
Current income tax payable	232	282
Deferred income tax liability	1,755	682
Coinsurance funds withheld	4,359	4,263
Derivative liability	2,629	3,112
Other liabilities	3,008	3,956
Separate account liabilities	122,466	92,058

Total Liabilities	231,998	200,013

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2009 and 2008)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938 shares issued and outstanding at December 31, 2009 and 2008)	5	5
Additional paid-in capital	12,427	12,412
Retained earnings	2,822	1,765
Accumulated other comprehensive income (loss)	129	(1,086)

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,383	13,096
Noncontrolling interests	193	183

Total Shareholder’s Equity	15,576	13,279

Total Liabilities and Shareholder’s Equity	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$3,946	$81	$3,707
Fee income	3,561	3,427	4,449
Net investment income	4,346	4,441	4,839
Net realized investment and other (losses) gains:
Total other-than-temporary impairment losses	(754)	(1,767)	(386)
Portion of loss recognized in other comprehensive income	91	-	-

Net impairment losses recognized in earnings	(663)	(1,767)	(386)
Other net realized investment and other (losses) gains	(1,174)	1,544	693

Total net realized investment and other (losses) gains	(1,837)	(223)	307
Other revenue	46	62	68

Total revenues	10,062	7,788	13,370

Benefits and expenses
Benefits to policyholders	4,558	4,771	6,854
Policyholder dividends	918	939	942
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Other operating costs and expenses	3,071	3,064	2,649

Total benefits and expenses	9,758	8,438	11,196

Income (loss) before income taxes	304	(650)	2,174

Income tax (benefit) expense	(7)	(339)	652

Net income (loss)	311	(311)	1,522

Less: Net (loss) income attributable to noncontrolling interests	(16)	16	32

Net income (loss) attributable to John Hancock Life Insurance Company (U.S.A.)	$327	$(327)	$1,490

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2007, as previously reported after giving retroactive effect to the Merger (Note 1)	$5	$11,896	$2,283	$916	$15,100	$133	$15,233	4,829

Comprehensive income:
Net income			1,490		1,490	32	1,522
Other comprehensive income, net of tax:
Net unrealized investment gains				100	100		100
Foreign currency translation adjustment				(4)	(4)		(4)
Pension and postretirement benefits:
Change in prior service cost				24	24		24
Change in net actuarial gain				(8)	(8)		(8)
Cash flow hedges				55	55		55

Comprehensive income					1,657	32	1,689

Adoption of ASC 840 (Note 1)			(133)		(133)		(133)
Transfer of invested assets with affiliates		10			10		10
Share-based payments		20			20		20
Contributions from noncontrolling interests						22	22
Distributions to noncontrolling interests						(44)	(44)
Dividends paid to Parent			(594)		(594)		(594)

Balance at December 31, 2007	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829
Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825 (Note 1)			7		7		7
Adoption of ASC 715 (Note 1)			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320 (Note 1)			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31

	2009	2008	2007

	(in millions)
Cash flows from operating activities:
Net income (loss)	$311	$(311)	$1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	153	168	296
Net realized investment and other losses (gains)	1,837	223	(307)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,642)	(2,009)	(1,974)
Depreciation and amortization	134	129	125
Net cash flows from trading securities	(151)	46	-
Decrease (increase) in accrued investment income	17	12	(68)
(Increase) decrease in other assets and other liabilities, net	(885)	2,030	1,159
(Decrease) increase in policyholder liabilities and accruals, net	(143)	4,178	3,256
Increase in deferred income taxes	29	114	443

Net cash provided by operating activities	871	4,244	5,203

Cash flows from investing activities:
Sales of:
Fixed maturities	11,418	10,428	15,561
Equity securities	1,022	422	1,453
Real estate	2	7	29
Other invested assets	71	884	646
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,101	2,318	2,235
Mortgage loans on real estate	2,112	2,056	3,428
Other invested assets	234	-	-
Purchases of:
Fixed maturities	(14,722)	(12,491)	(18,035)
Equity securities	(733)	(288)	(555)
Real estate	(151)	(233)	(201)
Other invested assets	(578)	(1,056)	(1,056)
Mortgage loans on real estate issued	(2,467)	(2,627)	(2,766)
(Issuance) repayments of notes receivable from affiliates	(11)	(755)	43
Net purchases of short-term investments	(303)	(944)	(1,997)
Other, net	716	692	(61)

Net cash used in investing activities	(1,289)	(1,587)	(1,276)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2009	2008	2007
	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$7	$477	$-
Dividends paid to Parent	-	(500)	(594)
Increase (decrease) in amounts due to affiliates	1,425	(964)	507
Universal life and investment-type contract deposits	7,547	7,375	4,964
Universal life and investment-type contract maturities and withdrawals	(5,287)	(7,948)	(6,580)
Net transfers to separate accounts from policyholders’ funds	(2,593)	(1,918)	(844)
Excess tax benefits related to share-based payments	8	2	17
Repayments of consumer notes, net	(395)	(557)	(297)
Issuance of long-term debt	1	2	1
Repayments of short-term debt	-	-	(477)
Repayments of long-term debt	-	(6)	(2)
Unearned revenue on financial reinsurance	(44)	1,592	(149)
Net reinsurance recoverable	(186)	(125)	(35)

Net cash provided by (used in) financing activities	483	(2,570)	(3,489)

Net increase in cash and cash equivalents	65	87	438
Cash and cash equivalents at beginning of year	4,850	4,763	4,325

Cash and cash equivalents at end of year	$4,915	$4,850	$4,763

Non-cash financing activities during the year:
Dividend of note receivable to Parent	$-	$(460)	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies

Business.   John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income (loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

	2009, Prior to Merger		2009

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$4,493	$5,692	$(123)	$10,062
Net income (loss)	$911	$(573)	$(27)	$311

	2008, As Previously Reported		2008

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,512	$2,618	$(342)	$7,788
Net loss	$(38)	$(304)	$31	$(311)

	2007, As Previously Reported		2007

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,636	$7,843	$(109)	$13,370
Net income	$719	$771	$32	$1,522

(1)	Includes the results of JHVLICO.
(2)	Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company’s traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company’s traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Components of policyholders’ funds were as follows:

	December 31,

	2009	2008

	(in millions)
Guaranteed investment contracts	$948	$1,057
Funding agreements	1,753	3,644
Other investment-type products	1,976	1,975

Total liabilities for investment-type products	4,677	6,676
Individual and group annuities	2,124	1,948
Universal life and other	2,324	2,161

Total policyholders’ funds	$9,125	$10,785

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities (“SPEs”), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and FASB Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

FASB Accounting Standards Codification ™ (“ASC”) Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position (“FSP”) No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events” (“ASC 855”). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts,” which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company’s Consolidated Statements of Operations.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC Topic 810, “Consolidation” (“ASC 810”). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” which is now incorporated into ASC Topic 840, “Leases” (“ASC 840”), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” which is now incorporated into ASC Topic 740, “Income Taxes” (“ASC 740”). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position (“SOP”) No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts,” which is now incorporated into ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Future Adoption of Recent Accounting Pronouncements

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, “Amendments to FASB Interpretation No. 46(R),” which was incorporated into ASC 810 by ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.”

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets – an amendment of FASB Statement No. 140,” which upon its effective date will amend ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities are summarized below:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,297	$856	$3,940	$38,213
Commercial mortgage-backed securities	4,852	4	620	4,236
Residential mortgage-backed securities	635	17	1	651
Collateralized debt obligations	272	-	100	172
Other asset-backed securities	1,501	23	191	1,333
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,276	207	-	1,483
Obligations of states and political subdivisions	171	6	9	168
Debt securities issued by foreign governments	1,083	209	26	1,266

Fixed maturities	51,087	1,322	4,887	47,522
Other fixed maturities (1)	2,025	-	-	2,025

Total fixed maturities available-for-sale	53,112	1,322	4,887	49,547

Equity securities available-for-sale	726	81	191	616

Total fixed maturities and equity securities available-for-sale	$53,838	$1,403	$5,078	$50,163

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,167	$2,182
Due after one year through five years	11,792	12,112
Due after five years through ten years	12,409	12,928
Due after ten years	19,991	20,020

	46,359	47,242
Asset-backed and mortgage-backed securities	7,015	6,327

Total	$53,374	$53,569

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at December 31, 2008	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

	Year ended December 31, 2008

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$17,248	$1,982	$9,479	$1,958	$26,727	$3,940
Commercial mortgage-backed securities	2,565	357	1,216	263	3,781	620
Residential mortgage-backed securities	102	1	32	-	134	1
Collateralized debt obligations	33	5	110	95	143	100
Other asset-backed securities	629	117	155	74	784	191
Obligations of states and political subdivisions	100	8	11	1	111	9
Debt securities issued by foreign governments	28	1	61	25	89	26

Total fixed maturities available-for-sale	20,705	2,471	11,064	2,416	31,769	4,887
Equity securities available-for-sale	347	161	40	30	387	191

Total	$21,052	$2,632	$11,104	$2,446	$32,156	$5,078

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,659	East North Central	$1,172
Hotels	13	East South Central	381
Industrial	1,803	Middle Atlantic	2,215
Office buildings	3,106	Mountain	876
Retail	3,392	New England	1,060
Mixed use	245	Pacific	3,345
Agricultural	793	South Atlantic	2,168
Agri business	1,105	West North Central	355
Other	549	West South Central	855
		Canada/Other	238

Provision for losses	(42)	Provision for losses	(42)

Total	$12,623	Total	$12,623

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period

	(in millions)

Year ended December 31, 2009	$ 29	$ 36	$ 23	$ 42

Year ended December 31, 2008	17	15	3	29

Year ended December 31, 2007	41	13	37	17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,

	2009	2008

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$150	$75
Provision for losses	(42)	(29)

Net impaired mortgage loans on real estate	$108	$46

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2009	2008	2007

	(in millions)

Average recorded investment in impaired loans	$113	$60	$94
Interest income recognized on impaired loans	-	-	-

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other (Losses) Gains

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

	Years ended December 31,

	2009	2008	2007

	(in millions)
Net investment income
Fixed maturities	$3,333	$3,286	$3,422
Equity securities	31	56	45
Mortgage loans on real estate	739	714	683
Investment real estate, agriculture, and timber	146	155	181
Policy loans	332	322	304
Short-term investments	27	182	251
Equity method investments and other	15	(8)	217

Gross investment income	4,623	4,707	5,103

Less investment expenses	277	266	264

Net investment income (1)	$4,346	$4,441	$4,839

Net realized investment and other (losses) gains
Fixed maturities	$(180)	$(1,577)	$(41)
Equity securities	(59)	(129)	124
Mortgage loans on real estate	(83)	(23)	76
Derivatives and other invested assets	(1,366)	1,317	157
Amounts credited to participating contract holders	(149)	189	(9)

Net realized investment and other (losses) gains (1)	$(1,837)	$(223)	$307

(1)	Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”) in accordance with ASC 810.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity’s expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company’s involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The Company’s separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

	December 31,
	2009
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	5,010	180	183

Total	$7,607	$673	$732

	December 31,
	2008
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$2,039	$27	$27
Real estate limited partnerships (4)	1,208	486	537
Timber funds (5)	5,413	176	182

Total	$8,660	$689	$746

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to collateralized debt obligations (“CDOs”) is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2009			December 31, 2008

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$14,922	$402	$752	$16,308	$923	$1,431
	Foreign currency swaps	883	-	253	2,408	92	322

Cash flow hedges	Interest rate swaps	12,961	912	66	10,661	2,903	117
	Foreign currency swaps	629	4	122	1,482	291	301
	Foreign currency forwards	266	43	-	-	-	-
	Equity market contracts	38	8	-	48	-	27

Total Derivatives in Hedging Relationships		$29,699	$1,369	$1,193	$30,907	$4,209	$2,198

Non-Hedging Relationships
	Interest rate swaps	$22,535	$526	$500	$15,011	$1,369	$681
	Foreign currency swaps	4,461	238	319	2,879	348	223
	Foreign currency forwards	800	-	1	506	3	3
	Total return swaps	1,030	-	-	1,086	-	-
	Interest rate options	287	1	-	437	-	-
	Embedded derivatives – fixed maturities	86	-	2	178	-	7
	Embedded derivatives – reinsurance contracts	-	8	614	-	200	-
	Embedded derivatives – participating pension contracts (1)	-	-	71	-	58	-
	Embedded derivatives – benefit guarantees (1)	-	1,703	640	-	4,382	2,859

Total Derivatives in Non-Hedging Relationships		29,199	2,476	2,147	20,097	6,360	3,773

Total Derivatives (2)		$58,898	$3,845	$3,340	$51,004	$10,569	$5,971

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2009	2008

Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$(906)	$818
Interest rate futures	3	(28)
Interest rate options	4	-
Foreign currency swaps	(121)	31
Foreign currency forwards	18	(28)
Foreign currency futures	(24)	(2)
Equity market contracts	30	(25)
Equity index futures	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(1,289)	$957

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Domestic	$290	$(670)	$2,155
Foreign	14	20	19

Income (loss) income before income taxes	$304	$(650)	$2,174

The components of income taxes were as follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Current taxes:
Federal	$(45)	$(462)	$194
Foreign	6	4	10
State	3	5	5

Total	(36)	(453)	209

Deferred taxes:
Federal	31	111	448
Foreign	(1)	2	(4)
State	(1)	1	(1)

Total	29	114	443

Total income tax (benefit) expense	$(7)	$(339)	$652

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)

Tax at 35%	$106	$(227)	$762
Add (deduct):
Prior year taxes	14	26	(46)
Tax credits	(76)	(72)	(92)
Tax-exempt investment income	(76)	(92)	(193)
Lease income	63	3	22
Unrecognized tax benefits	(44)	15	185
Other	6	8	14

Total income tax (benefit) expense	$(7)	$(339)	$652

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2009	2008

	(in millions)
Deferred tax assets:
Policy reserves	$1,339	$2,434
Net operating loss carryforwards	384	614
Net capital loss carryforwards	74	-
Tax credits	670	566
Unearned revenue	915	756
Unrealized investment losses on securities	5	595
Deferred compensation	212	212
Deferred policy acquisition costs	-	2
Federal interest deficiency	307	221
Dividends payable to policyholders	144	123
Securities and other investments	1	182
Other	245	158

Total deferred tax assets	4,296	5,863

Deferred tax liabilities:
Unrealized investment gains on securities	498	5
Deferred policy acquisition costs	2,367	2,514
Intangibles	1,213	1,296
Lease income	68	116
Premiums receivable	42	41
Deferred sales inducements	132	121
Deferred gains	628	609
Securities and other investments	1,023	1,738
Other	80	105

Total deferred tax liabilities	6,051	6,545

Net deferred tax liabilities	$1,755	$682

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31
	2009	2008

	(in millions)
Beginning balance	$1,869	$1,463
Additions based on tax positions related to the current year	182	182
Reductions based on tax positions related to the current year	-	(10)
Additions for tax positions of prior years	349	301
Reductions for tax positions of prior years	(239)	(67)

Ending balance	$2,161	$1,869

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$8,632	$8,680
Policyholders’ funds	79	79
Policyholder dividends payable	202	211
Other closed block liabilities	214	191

Total closed block liabilities	$9,127	$9,161

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$3,084; 2008—$3,235)	$3,179	$3,128
Mortgage loans on real estate	652	583
Policy loans	1,619	1,700
Other invested assets	659	644

Total investments	6,109	6,055

Cash borrowings and cash equivalents	(244)	(345)
Accrued investment income	117	115
Amounts due from and held for affiliates	1,779	1,752
Other closed block assets	355	488

Total assets designated to the closed block	$8,116	$8,065

Excess of closed block liabilities over assets designated to the closed block	$1,011	$1,096
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $142 million and $42 million, respectively	264	78
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $46 million and $14 million, respectively	(85)	(26)
Foreign currency translation adjustment	(67)	(21)

Total amounts included in accumulated other comprehensive income	112	31

Maximum future earnings to be recognized from closed block assets and liabilities	$1,123	$1,127

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2009	2008	2007

	(in millions)
Revenues
Premiums	$624	$647	$661
Net investment income	455	473	438
Net realized investment and other (losses) gains	(35)	(9)	17

Total revenues	1,044	1,111	1,116

Benefits and Expenses
Benefits to policyholders	734	782	799
Policyholder dividends	392	411	409
Amortization of deferred policy acquisition costs	(76)	(218)	(50)
Other closed block operating costs and expenses	24	25	25

Total benefits and expenses	1,074	1,000	1,183

Revenues, net of benefits and expenses before income taxes	(30)	111	(67)
Income tax (benefit) expense	(11)	39	(24)

Revenues, net of benefits and expenses and income taxes	$(19)	$72	$(43)

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,
	2009	2008

	(in millions)
Beginning of period	$1,127	$1,199
Revenues, net of benefits and expenses and income taxes	19	(72)
Adoption of ASC 320 (Note 1)	(23)	-

End of period	$1,123	$1,127

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$10,916	$10,979
Policyholders’ funds	1,511	1,510
Policyholder dividends payable	407	418
Other closed block liabilities	118	119

Total closed block liabilities	$12,952	$13,026

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$6,378; 2008—$6,773)	$6,456	$6,159
Equity securities:
Available-for-sale—at fair value (cost: 2009—$7; 2008—$5)	8	4
Mortgage loans on real estate	1,928	1,684
Policy loans	1,533	1,533
Other invested assets	153	165

Total investments	10,078	9,545

Cash and cash equivalents	299	162
Accrued investment income	134	143
Other closed block assets	165	426

Total assets designated to the closed block	$10,676	$10,276

Excess of closed block liabilities over assets designated to the closed block	$2,276	$2,750
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation (depreciation), net of deferred income tax expense of $28 million and deferred income tax benefit of $204 million, respectively	53	(378)

Maximum future earnings to be recognized from closed block assets and liabilities	$2,329	$2,372

	Years ended December 31,
	2009	2008

	(in millions)
Change in the policyholder dividend obligation:
Balance at beginning of period	$-	$142
Impact on net income before income taxes	-	(83)
Unrealized investment gains	-	(31)
Change in deferred income tax liability	-	(28)

Balance at end of period	$-	$-

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$648	$699	$734
Net investment income	588	581	590
Net realized investment and other (losses) gains	(12)	(118)	20

Total revenues	1,224	1,162	1,344

Benefits and Expenses
Benefits to policyholders	761	794	841
Policyholder dividends	461	478	482
Change in the policyholder dividend obligation	-	(62)	(88)
Other closed block operating costs and expenses	3	2	(2)

Total benefits and expenses	1,225	1,212	1,233

Revenues, net of benefits and expenses before income taxes	(1)	(50)	111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million, and $1 million, respectively	(2)	(17)	39

Revenues, net of benefits and expenses and income taxes	$1	$(33)	$72

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,

	2009	2008

	(in millions)
Beginning of period	$2,372	$2,339
Revenues, net of benefits and expenses and income taxes	(1)	33
Adoption of ASC 320 (Note 1)	(42)	-

Change during period	$2,329	$2,372

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,

	2009	2008

	(in millions)
Short-term debt:
Current maturities of long-term debt	$6	$4

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	491	492
Notes payable, interest ranging from 5.09% to 12.1% due in varying amounts to 2015	15	12
Fair value adjustments related to interest rate swaps (1)	(16)	(17)

	490	487
Less current maturities of long-term debt	(6)	(4)

Total long-term debt	$484	$483

Consumer notes:
Notes payable, interest ranging from 0.72% to 6.25% due in varying amounts to 2036	$1,205	$1,600

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2010—$6 million; 2011—$0 million; 2012—$0 million; 2013—$0 million; 2014—$0 million; and thereafter—$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010—$251 million; 2011—$162 million; 2012—$113 million; 2013—$60 million; 2014—$226 million; and thereafter—$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

Line of Credit

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the “Original Agreement”). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. (“JHFH”). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

Capital Stock Transactions

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2009	2008

	(in millions)
The Manufacturers Investment Corporation	$87	$122
John Hancock Holdings (Delaware) LLC	42	14
Manulife Reinsurance Limited	207	144
Manulife Reinsurance (Bermuda) Limited	993	54
Manulife Hungary Holdings KFT	65	44
John Hancock Life Insurance Company of Vermont	54	31
John Hancock Reassurance Company Limited	505	37
John Hancock Financial Holdings (Delaware), Inc.	6	3

Total	$1,959	$449

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC’s guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	Years ended December 31,

	2009		2008		2007

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

	(in millions)
Direct	$5,169	$5,171	$5,157	$5,157	$4,777	$4,785

Assumed	1,384	1,384	1,221	1,221	1,127	1,127

Ceded	(2,609)	(2,609)	(6,297)	(6,297)	(2,205)	(2,205)

Net life, health, and annuity premiums	$3,944	$3,946	$81	$81	$3,699	$3,707

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company (“UniCare”), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company’s group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans

The Company provides a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company’s funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company’s funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,237	$2,214	$573	$576
Service cost	30	30	1	1
Interest cost	128	129	33	34
Participant contributions	-	-	5	3
Actuarial loss (gain)	132	42	(8)	17
Plan amendments	-	(2)	-	-
Retiree drug subsidy	-	-	3	4
Benefits paid	(173)	(176)	(59)	(62)

Benefit obligation at end of year	$2,354	$2,237	$548	$573

Change in plan assets:
Fair value of plan assets at beginning of year	$1,628	$2,465	$245	$326
Actual return on plan assets	354	(694)	61	(81)
Employer contributions	34	33	54	59
Participant contributions	-	-	5	3
Benefits paid	(173)	(176)	(59)	(62)

Fair value of plan assets at end of year	$1,843	$1,628	$306	$245

Funded status at end of year	$(511)	$(609)	$(242)	$(328)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	(511)	(609)	(242)	(328)

Net amount recognized	$(511)	$(609)	$(242)	$(328)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(29)	$(32)	$-	$-
Net actuarial loss	739	789	29	71

Total	$710	$757	$29	$71

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,

	2009	2008

	(in millions)
Accumulated benefit obligation	$2,329	$2,208
Projected benefit obligation	2,354	2,237
Fair value of plan assets	1,843	1,628

Components of Net Periodic Benefit Cost

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007

	(in millions)
Service cost	$30	$30	$33	$1	$1	$2
Interest cost	128	129	126	33	34	34
Expected return on plan assets	(175)	(181)	(183)	(26)	(26)	(25)
Special termination benefits	-	-	1	-	-	-
Curtailment gain	-	-	(1)	-	-	-
Amortization of prior service cost	(3)	(3)	(2)	-	-	-
Recognized actuarial loss	4	5	1	-	-	-

Net periodic benefit cost	$(16)	$(20)	$(25)	$8	$9	$11

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of prior service cost	$(4)	$-
Amortization of actuarial loss, net	15	-

Total	$11	$-

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

Discount rate	5.50%	6.00%	5.50%	6.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Expected long-term return on plan assets	8.00%	8.00%	8.25%	8.00%	8.00%	8.25%
Rate of compensation increase	4.10%	5.10%	4.00%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	9.00%	9.50%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2016	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2009	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2009	20	(17)

Plan Assets

The Company’s overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company’s or MFC’s common stock at December 31, 2009 and 2008.

Fair Value Measurements

Valuation Hierarchy

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

Determination of Fair Value

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed Income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other Types of Investments
Private Equity (c)	129	-	-	129
Timber / Agriculture (d)	79	-	-	79

Total Assets at Fair Value	$1,843	$687	$868	$288

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$18	$18	$-	$-
Equity
Domestic	633	322	311	-
International	209	81	128	-
Fixed Income
Domestic (e)	430	131	226	73
International (f)	116	74	42	-
Other Types of Investments
Private Equity (c)	150	-	-	150
Timber / Agriculture (d)	72	-	-	72

Total Assets at Fair Value	$1,628	$626	$707	$295

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements	(11)	(7)	(1)
Transfers in and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed Income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$306	$74	$225	$7

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$20	$20	$-	$-
Equity
Domestic	99	11	88	-
International	17	9	8	-
Fixed Income
Domestic (e)	102	21	79	2
International (f)	2	1	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$245	$62	$176	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan’s current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan’s long-term goals and desired risk levels.

Asset Class	Initial Target	Dynamic Policy Category

U.S equity	39%	Return-Seeking Assets
International equity	13%	Return-Seeking Assets
Alternatives	13%	Return-Seeking Assets

Total	65%
Fixed Income	35%	Liability-Hedging Assets

Total	100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan’s asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan’s long-term goal of reaching and maintaining fully funded status.

Permitted and Prohibited Investments

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	45%
BB & Lower	8%

Equities

The Plan’s domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Cash Flows

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

	Pension Benefits	Other Postretirement Benefits Gross Payments	Other Postretirement Benefits- Medicare Part D Subsidy

	(in millions)
2010	$210	$49	$3
2011	202	49	3
2012	197	49	4
2013	197	49	4
2014	195	48	4
2015-2019	957	227	18

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income
	(in millions)
2010	$52	$17
2011	46	17
2012	43	17
2013	40	17
2014	30	14
Thereafter	207	4

Total	$418	$86

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 — Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2007	$477	$295	$31	$113	$916
Gross unrealized investment gains (net of deferred income tax expense of $230 million)	428	-	-	-	428
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $124 million)	(229)	-	-	-	(229)
Adjustment for policyholder liabilities (net of deferred income tax expense of $3 million)	4	-	-	-	4
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $28 million)	(53)	-	-	-	(53)
Adjustment for policyholder dividend obligation (net of deferred income tax benefit of $27 million)	(50)	-	-	-	(50)

Net unrealized investment gains	100	-	-	-	100
Foreign currency translation adjustment	-	-	(4)	-	(4)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax expense of $13 million)	-	-	-	24	24
Change in net actuarial gain (net of deferred income tax benefit of $4 million)	-	-	-	(8)	(8)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $39 million)	-	71	-	-	71
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $8 million)	-	(16)	-	-	(16)

Balance at December 31, 2007	$577	$350	$27	$129	$1,083

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,400 million)	2,600	-	-	-	2,600
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $59 million)	(110)	-	-	-	(110)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $289 million)	(537)	-	-	-	(537)

Net unrealized investment gains	2,155	-	-	-	2,155
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2009	2008	2007

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$547	$(3,345)	$815
Equity securities	249	(79)	461
Other investments	(3)	(91)	4

Total (1)	793	(3,515)	1,280

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(368)	458	(159)
Policyholder liabilities	(121)	49	(200)
Policyholder dividend obligation	-	-	(31)
Deferred income taxes	(106)	1,051	(313)

Total	(595)	1,558	(703)

Net unrealized investment gains (losses)	$198	$(1,957)	$577

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$22,729	$247,574

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)
Segment assets	$67,127	$120,637	$25,528	$213,292

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2007
Revenues from external customers	$3,931	$3,525	$768	$8,224
Net investment income	2,246	1,888	705	4,839
Net realized investment and other gains	146	11	150	307
Inter-segment revenues	-	1	(1)	-

Revenues	$6,323	$5,425	$1,622	$13,370

Total net income	$569	$513	$440	$1,522

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$139	$(3)	$74	$210
Carrying value of investments accounted for under the equity method	1,155	369	883	2,407
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	368	377	6	751
Interest expense	1	-	38	39
Income tax expense	281	96	275	652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets
	(in millions)
2009
United States	$10,004	$290	$198	$247,431
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,574

2008
United States	$7,722	$(670)	$234	$213,146
Foreign — other	66	20	-	146

Total	$7,788	$(650)	$234	$213,292

2007
United States	$13,043	$2,155
Foreign — other	327	19

Total	$13,370	$2,174

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2009		2008

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$53,569	$53,569	$47,522	$47,522
Held-for-trading	1,208	1,208	1,057	1,057
Equity securities:
Available-for-sale	558	558	616	616
Mortgage loans on real estate	12,623	13,252	12,472	12,067
Policy loans	4,949	4,949	4,918	4,918
Short-term investments	3,973	3,973	3,670	3,670
Cash and cash equivalents	4,915	4,915	4,850	4,850
Derivatives:
Interest rate swap agreements	1,770	1,770	5,194	5,194
Inflation swaps	70	70	1	1
Cross currency rate swap agreements	242	242	731	731
Foreign exchange forward agreements	43	43	3	3
Interest rate options	1	1	-	-
Total return swap agreements	8	8	-	-
Embedded derivatives	1,711	1,711	4,640	4,640
Assets held in trust	2,290	2,290	2,190	2,190
Separate account assets	122,466	122,466	92,058	92,058

Liabilities:
Consumer notes	1,205	1,234	1,600	1,532
Debt	490	463	487	474
Guaranteed investment contracts and funding agreements	2,701	2,760	4,701	4,603
Fixed-rate deferred and immediate annuities	9,255	8,696	8,283	8,171
Supplementary contracts without life contingencies	51	53	53	51
Derivatives:
Interest rate swap agreements	1,318	1,318	2,101	2,101
Inflation swaps	-	-	128	128
Cross currency rate swap agreements	694	694	846	846
Foreign exchange forward agreements	1	1	3	3
Total return swap agreements	-	-	12	12
Equity swaps	-	-	15	15
Embedded derivatives	1,327	1,327	2,866	2,866
(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Financial Instruments Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading (1):
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$38,213	$-	$36,421	$1,792
Commercial mortgage-backed securities	4,236	-	3,790	446
Residential mortgage-backed securities	651	-	27	624
Collateralized debt obligations	172	-	84	88
Other asset-backed securities	1,333	-	1,034	299
U.S. Treasury and agency securities	1,483	-	1,483	-
Obligations of states and political subdivisions	168	-	167	1
Debt securities issued by foreign governments	1,266	-	1,204	62

Total fixed maturities available-for-sale	47,522	-	44,210	3,312

Fixed maturities held-for-trading (1):
Corporate securities	834	-	818	16
Commercial mortgage-backed securities	185	-	178	7
Residential mortgage-backed securities	4	-	1	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	20	-	18	2
Debt securities issued by foreign governments	12	-	-	12

Total fixed maturities held-for-trading	1,057	-	1,016	41

Equity securities available-for-sale	616	616	-	-
Short-term investments	3,670	-	3,670	-
Derivative assets (2)	5,929	-	5,718	211
Embedded derivatives (3)	4,640	-	258	4,382
Assets held in trust (4)	2,190	497	1,693	-
Separate account assets (5)	92,058	87,841	1,245	2,972

Total assets at fair value	$157,682	$88,954	$57,810	$10,918

Liabilities:
Derivative liabilities (2)	$3,105	$-	$3,089	$16
Embedded derivatives (3)	2,866	-	-	2,866

Total liabilities at fair value	$5,971	$-	$3,089	$2,882

(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

	Fixed Maturities		Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2009	$3,353		$195		$1,516		$2,972
Net realized/unrealized gains (losses) included in:
Net loss	(6	)(1)	(38	)(4)	(452	)(5)	(493)
Other comprehensive income (loss)	764	(2)	(12)		-		(1)
Purchases, issuances, (sales), and (settlements), net	(335)		-		-		619
Transfers in and/or (out) of Level 3, net (3)	246		(111)		-		-

Balance at December 31, 2009	$4,022		$34		$1,064		$3,097

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009	$5		$(32)		$(452)		$(389)

	Fixed Maturities		Equity Securities	Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2008	$5,023		$4	$(7)		$14		$2,882
Net realized/unrealized gains (losses) included in:
Net (loss) income	(454	)(1)	4	187	(4)	1,502	(5)	(15)
Other comprehensive loss	(899	)(2)	-	-		-		-
Purchases, issuances, (sales), and (settlements), net	(290)		(8)	5		-		105
Transfers in and/or (out) of Level 3, net (3)	(27)		-	10		-		-

Balance at December 31, 2008	$3,353		$-	$195		$1,516		$2,972

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2008	$34		$-	$187		$1,502		$(15)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Dispositions and other, net	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2008	$1,600	$1,307	$156	$3,063
Dispositions and other, net (1)	-	-	(10)	(10)

Balance at December 31, 2008	$1,600	$1,307	$146	$3,053

(1)	The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$2,564	$2,375
Amortization	(15)	(59)
Change in unrealized investment (losses) gains	(342)	248
Adoption of ASC 320 (Note 1)	(36)	-

Balance, end of year	$2,171	$2,564

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2010	$62
2011	65
2012	63
2013	58
2014	50

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

December 31, 2008
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	27	370
Other investment management contracts	64	21	43

Total	$1,356	$48	$1,308

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2009	2008

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,969	$5,739
Net amount at risk related to deposits	208	618
Average attained age of contract holders	50	47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2009	2008

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,472	$16,564
Net amount at risk- net of reinsurance	309	886
Average attained age of contract holders	64	63

Return of net deposits plus a minimum return
In the event of death
Account value	$744	$775
Net amount at risk- net of reinsurance	238	314
Average attained age of contract holders	70	69
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$28,414	$22,944
Net amount at risk- net of reinsurance	696	1,456
Average attained age of contract holders	64	64

Guaranteed Minimum Income Benefit
Account value	$6,293	$5,488
Net amount at risk- net of reinsurance	54	96
Average attained age of contract holders	63	63

Guaranteed Minimum Withdrawal Benefit
Account value	$35,595	$24,769
Net amount at risk	1,012	1,812
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2009	2008

	(in billions)
Type of Fund
Equity	$28	$22
Balanced	22	14
Bond	7	5
Money Market	2	3

Total	$59	$44

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2009	$424	$442	$2,890	$3,756
Incurred guarantee benefits	(192)	(166)	-	(358)
Other reserve changes	(1)	(67)	(2,227)	(2,295)

Balance at December 31, 2009	231	209	663	1,103
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$127	$(968)	$115	$(726)

Balance at January 1, 2008	$140	$160	$568	$868
Incurred guarantee benefits	(126)	(74)	-	(200)
Other reserve changes	410	356	2,322	3,088

Balance at December 31, 2008	424	442	2,890	3,756
Reinsurance recoverable	(259)	(2,056)	(2,352)	(4,667)

Net balance at December 31, 2008	$165	$(1,614)	$538	$(911)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$9,419	$6,718
Capitalization	1,579	1,893
Amortization (1)	(1,119)	398
Change in unrealized investment gains and losses	(704)	410
Adoption of ASC 320 (Note 1)	11	-

Balance, end of year	$9,186	$9,419

(1)	In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$427	$313
Capitalization	63	116
Amortization	(77)	(3)
Change in unrealized investment gains and losses	(12)	1
Adoption of ASC 320 (Note 1)	(22)	-

Balance, end of year	$379	$427

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and 1.5 million Performance Share Units (“PSUs”) were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 – Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December 31,

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events - (continued)

2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

F-84

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2009 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

“Active” sub-accounts

500 Index Trust B Series 0	Financial Services Trust Series 0
500 Index Trust Series 1	Financial Services Trust Series 1
Active Bond Trust Series 0	Franklin Templeton Founding Allocation Trust Series 0
Active Bond Trust Series 1	Franklin Templeton Founding Allocation Trust Series 1
All Cap Core Trust Series 0	Fundamental Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Value Trust Series 1
All Cap Growth Trust Series 0	Global Bond Trust Series 0
All Cap Growth Trust Series 1	Global Bond Trust Series 1
All Cap Value Trust Series 0	Global Trust Series 0
All Cap Value Trust Series 1	Global Trust Series 1
Alpha Opportunities Trust Series 0	Health Sciences Trust Series 0
Alpha Opportunities Trust Series 1	Health Sciences Trust Series 1
American Asset Allocation Trust Series 1	High Yield Trust Series 0
American Blue Chip Income and Growth Trust Series 1	High Yield Trust Series 1
American Bond Trust Series 1	International Core Trust Series 0
American Fundamental Holdings Trust Series 1	International Core Trust Series 1
American Global Diversification Trust Series 1	International Equity Index Trust A Series 1
American Growth Trust Series 1	International Equity Index Trust B Series 0
American Growth-Income Trust Series 1	International Opportunities Trust Series 0
American International Trust Series 1	International Opportunities Trust Series 1
American New World Trust Series 1	International Small Company Trust Series 0
Balanced Trust Series 0	International Small Company Trust Series 1
Blue Chip Growth Trust Series 0	International Value Trust Series 0
Blue Chip Growth Trust Series 1	International Value Trust Series 1
Capital Appreciation Trust Series 0	Investment Quality Bond Trust Series 0
Capital Appreciation Trust Series 1	Investment Quality Bond Trust Series 1
Capital Appreciation Value Trust Series 0	Large Cap Trust Series 0
Capital Appreciation Value Trust Series 1	Large Cap Trust Series 1
Core Allocation Plus Trust Series 0	Large Cap Value Trust Series 0
Core Allocation Plus Trust Series 1	Large Cap Value Trust Series 1
Core Bond Trust Series 0	Lifestyle Aggressive Trust Series 0
Core Bond Trust Series 1	Lifestyle Aggressive Trust Series 1
Core Diversified Growth & Income Trust Series 1	Lifestyle Balanced Trust Series 0
Core Strategy Trust Series 0	Lifestyle Balanced Trust Series 1
Core Strategy Trust Series 1	Lifestyle Conservative Trust Series 0
Disciplined Diversification Trust Series 0	Lifestyle Conservative Trust Series 1
Disciplined Diversification Trust Series 1	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 1
Emerging Markets Value Trust Series 1	Lifestyle Moderate Trust Series 0
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 1
Equity-Income Trust Series 1	Mid Cap Index Trust Series 0

5

Report of Independent Registered Public Accounting Firm

Mid Cap Index Trust Series 1	Small Cap Value Trust Series 0
Mid Cap Stock Trust Series 0	Small Cap Value Trust Series 1
Mid Cap Stock Trust Series 1	Small Company Value Trust Series 0
Mid Value Trust Series 0	Small Company Value Trust Series 1
Mid Value Trust Series 1	Smaller Company Growth Trust Series 0
Money Market Trust B Series 0	Smaller Company Growth Trust Series 1
Money Market Trust Series 1	Strategic Bond Trust Series 0
Natural Resources Trust Series 0	Strategic Bond Trust Series 1
Natural Resources Trust Series 1	Strategic Income Trust Series 0
Optimized All Cap Trust Series 0	Strategic Income Trust Series 1
Optimized All Cap Trust Series 1	Total Bond Market Trust B Series 0
Optimized Value Trust Series 0	Total Return Trust Series 0
Optimized Value Trust Series 1	Total Return Trust Series 1
Overseas Equity Trust Series 0	Total Stock Market Index Trust Series 0
Pacific Rim Trust Series 0	Total Stock Market Index Trust Series 1
Pacific Rim Trust Series 1	U.S. Government Securities Trust Series 0
Real Estate Securities Trust Series 0	U.S. Government Securities Trust Series 1
Real Estate Securities Trust Series 1	U.S. High Yield Bond Trust Series 0
Real Return Bond Trust Series 0	U.S. High Yield Bond Trust Series 1
Real Return Bond Trust Series 1	Utilities Trust Series 0
Science & Technology Trust Series 0	Utilities Trust Series 1
Science & Technology Trust Series 1	Value Trust Series 0
Short-Term Bond Trust Series 0	Value Trust Series 1
Small Cap Growth Trust Series 0	All Asset Portfolio Series 0
Small Cap Growth Trust Series 1	All Asset Portfolio Series 1
Small Cap Index Trust Series 0	Brandes International Equity Trust
Small Cap Index Trust Series 1	Business Opportunity Value Trust
Small Cap Opportunities Trust Series 0	Frontier Capital Appreciation Trust
Small Cap Opportunities Trust Series 1	Large Cap Growth Trust

“Closed” sub-accounts

Classic Value Trust Series 0	International Small Cap Trust Series 0
Classic Value Trust Series 1	International Small Cap Trust Series 1
Core Equity Trust Series 0	Mid Cap Intersection Trust Series 0
Core Equity Trust Series 1	Mid Cap Intersection Trust Series 1
Emerging Small Company Trust Series 0	Mid Cap Value Trust Series 0
Emerging Small Company Trust Series 1	Mid Cap Value Trust Series 1
Global Allocation Trust Series 0	Small Company Trust Series 0
Global Allocation Trust Series 1	Small Company Trust Series 1
Global Real Estate Trust Series 0	U.S. Large Cap Trust Series 0
Global Real Estate Trust Series 1	U.S. Large Cap Trust Series 1
Income & Value Trust Series 0	CSI Equity Trust
Income & Value Trust Series 1

6

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the active sub-accounts as of December 31, 2009, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2009, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 31, 2010

7

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 4,813,446 shares (cost $70,589,557)	$66,955,037
500 Index Trust Series 1 - 2,807,414 shares (cost $29,048,234)	27,344,213
Active Bond Trust Series 0 - 304,578 shares (cost $2,707,703)	2,802,114
Active Bond Trust Series 1 - 1,008,142 shares (cost $9,495,190)	9,274,908
All Cap Core Trust Series 0 - 47,708 shares (cost $713,891)	706,085
All Cap Core Trust Series 1 - 566,775 shares (cost $9,014,944)	8,382,602
All Cap Growth Trust Series 0 - 41,841 shares (cost $589,951)	581,165
All Cap Growth Trust Series 1 - 537,236 shares (cost $7,645,866)	7,456,831
All Cap Value Trust Series 0 - 318,416 shares (cost $1,916,639)	2,244,835
All Cap Value Trust Series 1 - 505,089 shares (cost $3,586,376)	3,576,033
Alpha Opportunities Trust Series 0 - 3,572 shares (cost $53,325)	54,076
Alpha Opportunities Trust Series 1 - 5,375 shares (cost $77,387)	81,384
American Asset Allocation Trust Series 1 - 2,740,839 shares (cost $23,408,246)	27,353,571
American Blue Chip Income and Growth Trust Series 1 - 819,877 shares (cost $9,960,885)	8,411,946
American Bond Trust Series 1 - 438,830 shares (cost $5,309,318)	5,134,314
American Fundamental Holdings Trust Series 1 - 39,330 shares (cost $369,084)	374,032
American Global Diversification Trust Series 1 - 70,616 shares (cost $635,090)	666,617
American Growth Trust Series 1 - 2,827,168 shares (cost $44,984,596)	37,488,254
American Growth-Income Trust Series 1 - 3,733,766 shares (cost $45,950,302)	50,592,525
American International Trust Series 1 - 2,058,382 shares (cost $39,034,710)	31,946,083
American New World Trust Series 1 - 42,793 shares (cost $491,754)	506,673
Balanced Trust Series 0 - 10,338 shares (cost $146,357)	153,313
Blue Chip Growth Trust Series 0 - 456,396 shares (cost $7,282,617)	7,945,860
Blue Chip Growth Trust Series 1 - 1,692,459 shares (cost $27,157,110)	29,533,414
Capital Appreciation Trust Series 0 - 628,529 shares (cost $4,897,389)	5,593,907
Capital Appreciation Trust Series 1 - 2,046,873 shares (cost $17,081,592)	18,217,168
Capital Appreciation Value Trust Series 0 - 90,971 shares (cost $893,753)	1,042,522
Capital Appreciation Value Trust Series 1 - 10,935 shares (cost $116,277)	125,321
Classic Value Trust Series 0	—
Classic Value Trust Series 1	—
Core Allocation Plus Trust Series 0 - 187,642 shares (cost $1,781,353)	1,900,818
Core Allocation Plus Trust Series 1 - 11,889 shares (cost $115,029)	120,436
Core Bond Trust Series 0 - 112,893 shares (cost $1,450,097)	1,490,182
Core Bond Trust Series 1 - 75,601 shares (cost $958,318)	1,000,953
Core Diversified Growth & Income Trust Series 1 - 18,866 shares (cost $210,619)	210,163
Core Equity Trust Series 0	—
Core Equity Trust Series 1	—
Core Strategy Trust Series 0 - 212,736 shares (cost $2,320,446)	2,448,586
Core Strategy Trust Series 1 - 6,571 shares (cost $69,620)	75,637
Disciplined Diversification Trust Series 0 - 573,658 shares (cost $5,413,736)	6,327,448
Disciplined Diversification Trust Series 1 - 7,493 shares (cost $73,281)	82,646
Emerging Markets Value Trust Series 0 - 177,802 shares (cost $2,021,684)	2,402,101
Emerging Markets Value Trust Series 1 - 542,254 shares (cost $5,212,746)	7,331,272
Emerging Small Company Trust Series 0	—
Emerging Small Company Trust Series 1	—

8

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Equity-Income Trust Series 0 - 939,207 shares (cost $11,530,621)	$11,486,502
Equity-Income Trust Series 1 - 2,854,469 shares (cost $42,248,801)	35,024,330
Financial Services Trust Series 0 - 185,787 shares (cost $1,755,665)	1,963,769
Financial Services Trust Series 1 - 205,858 shares (cost $2,036,137)	2,177,974
Franklin Templeton Founding Allocation Trust Series 0 - 318,432 shares (cost $2,609,673)	2,970,970
Franklin Templeton Founding Allocation Trust Series 1 - 35,715 shares (cost $265,941)	333,222
Fundamental Value Trust Series 0 - 544,644 shares (cost $6,698,005)	6,944,210
Fundamental Value Trust Series 1 - 2,652,204 shares (cost $29,277,997)	33,921,686
Global Allocation Trust Series 0	—
Global Allocation Trust Series 1	—
Global Bond Trust Series 0 - 765,141 shares (cost $9,946,487)	9,258,209
Global Bond Trust Series 1 - 654,686 shares (cost $9,067,379)	7,947,891
Global Real Estate Trust Series 0	—
Global Real Estate Trust Series 1	—
Global Trust Series 0 - 186,283 shares (cost $2,569,150)	2,539,033
Global Trust Series 1 - 636,895 shares (cost $9,613,541)	8,687,246
Health Sciences Trust Series 0 - 245,317 shares (cost $3,001,273)	3,304,423
Health Sciences Trust Series 1 - 454,828 shares (cost $5,248,327)	6,112,890
High Yield Trust Series 0 - 660,736 shares (cost $5,077,597)	5,365,173
High Yield Trust Series 1 - 1,392,843 shares (cost $11,658,127)	11,379,527
Income & Value Trust Series 0	—
Income & Value Trust Series 1	—
International Core Trust Series 0 - 473,184 shares (cost $5,101,596)	4,282,316
International Core Trust Series 1 - 1,863,649 shares (cost $22,669,610)	16,921,930
International Equity Index Trust A Series 1 - 503,874 shares (cost $9,146,463)	7,331,369
International Equity Index Trust B Series 0 - 696,902 shares (cost $10,775,521)	10,209,621
International Opportunities Trust Series 0 - 335,655 shares (cost $3,897,513)	3,766,046
International Opportunities Trust Series 1 - 362,642 shares (cost $3,790,357)	4,072,466
International Small Cap Trust Series 0	—
International Small Cap Trust Series 1	—
International Small Company Trust Series 0 - 504,333 shares (cost $4,537,769)	4,433,086
International Small Company Trust Series 1 - 1,055,014 shares (cost $9,495,931)	9,263,025
International Value Trust Series 0 - 569,101 shares (cost $6,891,237)	6,464,991
International Value Trust Series 1 - 1,768,675 shares (cost $27,957,453)	20,198,265
Investment Quality Bond Trust Series 0 - 352,050 shares (cost $3,806,502)	3,893,677
Investment Quality Bond Trust Series 1 - 1,577,741 shares (cost $18,214,635)	17,497,145
Large Cap Trust Series 0 - 139,035 shares (cost $1,517,095)	1,522,435
Large Cap Trust Series 1 - 1,283,346 shares (cost $19,279,815)	14,091,141
Large Cap Value Trust Series 0 - 638,083 shares (cost $10,480,610)	9,762,675
Large Cap Value Trust Series 1 - 482,980 shares (cost $8,509,296)	7,389,601
Lifestyle Aggressive Trust Series 0 - 7,456,929 shares (cost $54,801,390)	54,435,579
Lifestyle Aggressive Trust Series 1 - 2,456,250 shares (cost $22,485,211)	17,930,628
Lifestyle Balanced Trust Series 0 - 11,453,041 shares (cost $127,948,351)	123,807,369

9

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Balanced Trust Series 1 - 5,992,247 shares (cost $75,054,538)	$64,656,349
Lifestyle Conservative Trust Series 0 - 1,135,594 shares (cost $12,977,853)	13,445,432
Lifestyle Conservative Trust Series 1 - 534,864 shares (cost $6,260,523)	6,327,445
Lifestyle Growth Trust Series 0 - 20,443,195 shares (cost $234,004,952)	211,587,068
Lifestyle Growth Trust Series 1 - 8,634,519 shares (cost $108,387,406)	89,280,928
Lifestyle Moderate Trust Series 0 - 2,194,664 shares (cost $23,741,132)	24,470,508
Lifestyle Moderate Trust Series 1 - 1,326,225 shares (cost $15,359,507)	14,787,406
Mid Cap Index Trust Series 0 - 431,993 shares (cost $6,358,670)	6,138,614
Mid Cap Index Trust Series 1 - 737,056 shares (cost $12,175,886)	10,480,930
Mid Cap Intersection Trust Series 0	—
Mid Cap Intersection Trust Series 1	—
Mid Cap Stock Trust Series 0 - 556,560 shares (cost $6,389,956)	6,417,141
Mid Cap Stock Trust Series 1 - 1,579,455 shares (cost $23,123,792)	18,132,142
Mid Cap Value Trust Series 0	—
Mid Cap Value Trust Series 1	—
Mid Value Trust Series 0 - 700,728 shares (cost $5,591,979)	6,846,115
Mid Value Trust Series 1 - 1,164,202 shares (cost $8,509,966)	11,409,177
Money Market Trust B Series 0 - 100,766,835 shares (cost $100,766,835)	100,766,835
Money Market Trust Series 1 - 8,119,354 shares (cost $81,193,542)	81,193,542
Natural Resources Trust Series 0 - 1,160,100 shares (cost $11,131,835)	12,726,294
Natural Resources Trust Series 1 - 983,847 shares (cost $7,681,669)	10,969,899
Optimized All Cap Trust Series 0 - 487,773 shares (cost $6,060,036)	5,336,237
Optimized All Cap Trust Series 1 - 53,660 shares (cost $693,922)	584,890
Optimized Value Trust Series 0 - 21,710 shares (cost $196,108)	191,702
Optimized Value Trust Series 1 - 72,190 shares (cost $674,665)	637,435
Overseas Equity Trust Series 0 - 286,615 shares (cost $2,691,417)	2,722,847
Pacific Rim Trust Series 0 - 432,760 shares (cost $3,166,238)	3,410,146
Pacific Rim Trust Series 1 - 1,228,740 shares (cost $8,531,222)	9,633,323
Real Estate Securities Trust Series 0 - 778,438 shares (cost $7,514,771)	6,935,886
Real Estate Securities Trust Series 1 - 2,599,829 shares (cost $42,500,716)	23,294,468
Real Return Bond Trust Series 0 - 343,161 shares (cost $4,076,295)	4,066,454
Real Return Bond Trust Series 1 - 336,123 shares (cost $4,340,786)	4,026,751
Science & Technology Trust Series 0 - 216,135 shares (cost $2,509,675)	2,941,591
Science & Technology Trust Series 1 - 1,186,788 shares (cost $14,891,910)	16,104,706
Short-Term Bond Trust Series 0 - 229,005 shares (cost $1,768,770)	1,804,562
Small Cap Growth Trust Series 0 - 651,089 shares (cost $4,255,936)	5,410,553
Small Cap Growth Trust Series 1 - 155,601 shares (cost $972,767)	1,289,932
Small Cap Index Trust Series 0 - 394,993 shares (cost $4,588,105)	4,400,225
Small Cap Index Trust Series 1 - 608,775 shares (cost $8,365,663)	6,781,759
Small Cap Opportunities Trust Series 0 - 86,414 shares (cost $1,178,284)	1,297,069
Small Cap Opportunities Trust Series 1 - 358,423 shares (cost $6,281,093)	5,412,188
Small Cap Value Trust Series 0 - 381,243 shares (cost $5,118,967)	5,722,457
Small Cap Value Trust Series 1 - 173,208 shares (cost $2,358,839)	2,605,053
Small Company Trust Series 0	—
Small Company Trust Series 1	—

10

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Small Company Value Trust Series 0 - 415,786 shares (cost $6,162,341)	$5,916,635
Small Company Value Trust Series 1 - 1,132,507 shares (cost $18,823,189)	16,149,546
Smaller Company Growth Trust Series 0 - 137,853 shares (cost $1,874,064)	1,971,295
Smaller Company Growth Trust Series 1 - 2,010,993 shares (cost $27,330,810)	28,757,207
Strategic Bond Trust Series 0 - 226,174 shares (cost $2,202,844)	2,162,222
Strategic Bond Trust Series 1 - 951,055 shares (cost $10,412,377)	9,130,127
Strategic Income Trust Series 0 - 276,931 shares (cost $3,494,118)	3,680,414
Strategic Income Trust Series 1 - 144,517 shares (cost $1,877,442)	1,923,528
Total Bond Market Trust B Series 0 - 832,111 shares (cost $8,454,400)	8,296,145
Total Return Trust Series 0 - 1,354,068 shares (cost $18,586,948)	18,889,252
Total Return Trust Series 1 - 2,139,725 shares (cost $29,227,233)	29,934,757
Total Stock Market Index Trust Series 0 - 288,299 shares (cost $2,829,416)	2,917,588
Total Stock Market Index Trust Series 1 - 639,973 shares (cost $6,985,466)	6,476,527
U.S. Government Securities Trust Series 0 - 359,152 shares (cost $4,472,806)	4,460,668
U.S. Government Securities Trust Series 1 - 933,651 shares (cost $12,046,168)	11,642,623
U.S. High Yield Bond Trust Series 0 - 224,339 shares (cost $2,483,373)	2,757,131
U.S. High Yield Bond Trust Series 1 - 206,872 shares (cost $2,569,049)	2,540,388
U.S. Large Cap Trust Series 0	—
U.S. Large Cap Trust Series 1	—
Utilities Trust Series 0 - 415,561 shares (cost $4,344,533)	4,325,990
Utilities Trust Series 1 - 538,482 shares (cost $4,653,834)	5,616,370
Value Trust Series 0 - 178,763 shares (cost $2,375,424)	2,449,059
Value Trust Series 1 - 1,044,843 shares (cost $19,654,499)	14,335,243

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio Series 0 - 359,347 shares (cost $3,674,530)	$3,776,734
All Asset Portfolio Series 1 - 230,949 shares (cost $2,477,499)	2,427,274
Brandes International Equity Trust - 190,515 shares (cost $2,292,342)	2,204,255
Business Opportunity Value Trust - 211,661 shares (cost $1,958,727)	2,010,780
CSI Equity Trust - 0 shares (cost $0)	—
Frontier Capital Appreciation Trust - 77,859 shares (cost $1,538,567)	1,593,765
Large Cap Growth Trust - 104,286 shares (cost $1,347,755)	1,380,753

Total assets	$1,866,597,800

Contract Owners’ Equity
Variable universal life insurance contracts	$1,866,597,800

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,240,889	$1,298,309	$412,843	$236,934

Net investment income (loss)	1,240,889	1,298,309	412,843	236,934

Realized gains (losses) on investments:
Capital gain distributions	—	353,891	—	—
Net realized gains (losses)	(2,877,884)	(429,550)	(1,339,916)	664,050

Realized gains (losses)	(2,877,884)	(75,659)	(1,339,916)	664,050
Unrealized appreciation (depreciation) during the period	14,447,304	(26,772,535)	6,726,713	(15,482,268)

Net increase (decrease) in assets from operations	12,810,309	(25,549,885)	5,799,640	(14,581,284)

Changes from principal transactions:
Transfer of net premiums	6,880,187	7,077,119	2,107,273	2,562,856
Transfer on terminations	(7,914,555)	(6,745,672)	(3,949,912)	(3,902,242)
Transfer on policy loans	(140,361)	(41,492)	(97,304)	(144,480)
Net interfund transfers	9,624,866	5,766,554	(557,397)	(1,435,175)

Net increase (decrease) in assets from principal transactions	8,450,137	6,056,509	(2,497,340)	(2,919,041)

Total increase (decrease) in assets	21,260,446	(19,493,376)	3,302,300	(17,500,325)

Assets, beginning of period	45,694,591	65,187,967	24,041,913	41,542,238

Assets, end of period	$66,955,037	$45,694,591	$27,344,213	$24,041,913

See accompanying notes.

12

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$183,094	$85,858	$628,023	$524,146	$208,648	$83,593

183,094	85,858	628,023	524,146	208,648	83,593

—	—	—	—	—	4,679
33,744	(35,816)	(140,138)	(154,456)	(44,868)	(35,344)

33,744	(35,816)	(140,138)	(154,456)	(44,868)	(30,665)
328,482	(209,510)	1,446,789	(1,426,280)	393,264	(289,772)

545,320	(159,468)	1,934,674	(1,056,590)	557,044	(236,844)

424,049	336,514	372,190	481,953	365,942	396,979
(209,273)	(181,110)	(1,140,832)	(1,366,501)	(196,062)	(87,692)
(148,688)	(12,015)	18,665	(21,780)	(46,507)	—
634,823	747,228	(202,034)	(600,640)	1,469,439	1,442,804

700,911	890,617	(952,011)	(1,506,968)	1,592,812	1,752,091

1,246,231	731,149	982,663	(2,563,558)	2,149,856	1,515,247

1,555,883	824,734	8,292,245	10,855,803	1,626,878	111,631

$2,802,114	$1,555,883	$9,274,908	$8,292,245	$3,776,734	$1,626,878

13

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Asset Portfolio Series 1		All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$134,944	$108,745	$9,470	$9,508

Net investment income (loss)	134,944	108,745	9,470	9,508

Realized gains (losses) on investments:
Capital gain distributions	—	8,681	—	—
Net realized gains (losses)	(40,042)	(505,546)	(47,003)	(27,745)

Realized gains (losses)	(40,042)	(496,865)	(47,003)	(27,745)
Unrealized appreciation (depreciation) during the period	219,023	(254,599)	178,667	(179,503)

Net increase (decrease) in assets from operations	313,925	(642,719)	141,134	(197,740)

Changes from principal transactions:
Transfer of net premiums	102,936	274,566	174,372	159,648
Transfer on terminations	(247,070)	(203,883)	(78,884)	(73,602)
Transfer on policy loans	—	—	(5,944)	(2,346)
Net interfund transfers	843,553	626,093	72,891	158,899

Net increase (decrease) in assets from principal transactions	699,419	696,776	162,435	242,599

Total increase (decrease) in assets	1,013,344	54,057	303,569	44,859

Assets, beginning of period	1,413,930	1,359,873	402,516	357,657

Assets, end of period	$2,427,274	$1,413,930	$706,085	$402,516

See accompanying notes.

14

Sub-Account
All Cap Core Trust Series 1		All Cap Growth Trust Series 0		All Cap Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$119,292	$178,661	$3,980	$1,786	$49,019	$33,723

119,292	178,661	3,980	1,786	49,019	33,723

—	—	—	—	—	—
191,579	589,407	(52,786)	(32,839)	79,654	475,220

191,579	589,407	(52,786)	(32,839)	79,654	475,220
1,606,661	(5,864,051)	142,029	(168,886)	1,230,468	(6,553,936)

1,917,532	(5,095,983)	93,223	(199,939)	1,359,141	(6,044,993)

553,329	709,836	125,520	111,469	609,865	808,234
(1,252,562)	(1,520,755)	(96,547)	(46,554)	(1,051,993)	(2,806,364)
46,357	7,586	(5,158)	(11)	2,814	(95,132)
(175,400)	(578,526)	121,982	156,597	(959,405)	(431,759)

(828,276)	(1,381,859)	145,797	221,501	(1,398,719)	(2,525,021)

1,089,256	(6,477,842)	239,020	21,562	(39,578)	(8,570,014)

7,293,346	13,771,188	342,145	320,583	7,496,409	16,066,423

$8,382,602	$7,293,346	$581,165	$342,145	$7,456,831	$7,496,409

15

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 0		All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$11,290	$10,519	$16,804	$28,700

Net investment income (loss)	11,290	10,519	16,804	28,700

Realized gains (losses) on investments:
Capital gain distributions	—	20,892	—	79,336
Net realized gains (losses)	(278,402)	(231,634)	(1,325,265)	(311,700)

Realized gains (losses)	(278,402)	(210,742)	(1,325,265)	(232,364)
Unrealized appreciation (depreciation) during the period	745,478	(137,514)	2,096,157	(820,371)

Net increase (decrease) in assets from operations	478,366	(337,737)	787,696	(1,024,035)

Changes from principal transactions:
Transfer of net premiums	463,323	241,559	320,606	178,472
Transfer on terminations	(299,378)	(171,563)	(485,655)	(242,944)
Transfer on policy loans	(23,528)	(20)	(32,258)	(19,305)
Net interfund transfers	554,093	580,296	166,936	415,114

Net increase (decrease) in assets from principal transactions	694,510	650,272	(30,371)	331,337

Total increase (decrease) in assets	1,172,876	312,535	757,325	(692,698)

Assets, beginning of period	1,071,959	759,424	2,818,708	3,511,406

Assets, end of period	$2,244,835	$1,071,959	$3,576,033	$2,818,708

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

16

Sub-Account
Alpha Opportunities Trust Series 0	Alpha Opportunities Trust Series 1	American Asset Allocation Trust Series 1
Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$53	$156	$488,093	$51,968

53	156	488,093	51,968

—	—	61,686	—
190	8	49,610	(87,796)

190	8	111,296	(87,796)
750	3,998	4,196,228	(250,903)

993	4,162	4,795,617	(286,731)

769	153	1,886,611	145,173
(475)	(432)	(3,076,295)	(33,820)
—	—	111,160	1,737
52,789	77,501	21,747,860	2,062,259

53,083	77,222	20,669,336	2,175,349

54,076	81,384	25,464,953	1,888,618

—	—	1,888,618	—

$54,076	$81,384	$27,353,571	$1,888,618

17

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$118,121	$341,519	$130,519	$444,417

Net investment income (loss)	118,121	341,519	130,519	444,417

Realized gains (losses) on investments:
Capital gain distributions	494,420	84,709	—	122
Net realized gains (losses)	(1,471,031)	(406,576)	(285,935)	(68,563)

Realized gains (losses)	(976,611)	(321,867)	(285,935)	(68,441)
Unrealized appreciation (depreciation) during the period	2,705,937	(3,386,392)	725,283	(847,955)

Net increase (decrease) in assets from operations	1,847,447	(3,366,740)	569,867	(471,979)

Changes from principal transactions:
Transfer of net premiums	1,300,318	862,591	579,732	604,113
Transfer on terminations	(972,946)	(614,284)	(564,856)	(382,198)
Transfer on policy loans	(58,597)	(24,822)	(29,339)	(635)
Net interfund transfers	(181,616)	1,346,775	(132,030)	1,019,409

Net increase (decrease) in assets from principal transactions	87,159	1,570,260	(146,493)	1,240,689

Total increase (decrease) in assets	1,934,606	(1,796,480)	423,374	768,710

Assets, beginning of period	6,477,340	8,273,820	4,710,940	3,942,230

Assets, end of period	$8,411,946	$6,477,340	$5,134,314	$4,710,940

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

18

Sub-Account
American Fundamental Holdings Trust Series 1	American Global Diversification Trust Series 1	American Growth Trust Series 1
Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4,083	$10,246	$81,152	$947,153

4,083	10,246	81,152	947,153

—	—	5,136,010	478,682
3,231	112,847	(13,064,652)	401,709

3,231	112,847	(7,928,642)	880,391
4,948	31,526	17,497,789	(27,138,280)

12,262	154,619	9,650,299	(25,310,736)

30,131	16,772	4,459,385	5,519,954
(6,337)	(46,572)	(4,733,689)	(3,922,909)
—	—	(179,651)	(184,608)
337,976	541,798	(5,526,094)	11,085,655

361,770	511,998	(5,980,049)	12,498,092

374,032	666,617	3,670,250	(12,812,644)

—	—	33,818,004	46,630,648

$374,032	$666,617	$37,488,254	$33,818,004

19

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth-Income Trust Series 1		American International Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$535,529	$383,402	$307,758	$1,210,953

Net investment income (loss)	535,529	383,402	307,758	1,210,953

Realized gains (losses) on investments:
Capital gain distributions	1,243,813	292,900	5,205,550	581,568
Net realized gains (losses)	(1,976,335)	(674,691)	(3,522,704)	433,301

Realized gains (losses)	(732,522)	(381,791)	1,682,846	1,014,869
Unrealized appreciation (depreciation) during the period	11,566,317	(7,854,382)	7,306,992	(18,227,338)

Net increase (decrease) in assets from operations	11,369,324	(7,852,771)	9,297,596	(16,001,516)

Changes from principal transactions:
Transfer of net premiums	4,348,195	2,867,750	3,106,145	3,487,782
Transfer on terminations	(4,441,614)	(1,669,596)	(3,215,582)	(3,463,246)
Transfer on policy loans	(98,587)	(42,713)	(216,584)	(152,318)
Net interfund transfers	26,669,181	1,407,589	974,865	2,655,640

Net increase (decrease) in assets from principal transactions	26,477,175	2,563,030	648,844	2,527,858

Total increase (decrease) in assets	37,846,499	(5,289,741)	9,946,440	(13,473,658)

Assets, beginning of period	12,746,026	18,035,767	21,999,643	35,473,301

Assets, end of period	$50,592,525	$12,746,026	$31,946,083	$21,999,643

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

20

Sub-Account
American New World Trust Series 1	Balanced Trust Series 0	Blue Chip Growth Trust Series 0
Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4,905	$1,394	$10,258	$15,823

4,905	1,394	10,258	15,823

—	2,301	—	57,513
76,471	1,778	(488,410)	(246,274)

76,471	4,079	(488,410)	(188,761)
14,919	6,955	2,554,080	(2,003,765)

96,295	12,428	2,075,928	(2,176,703)

19,193	4,753	1,482,181	1,100,402
(51,909)	(5,175)	(624,007)	(436,314)
(989)	—	(70,531)	(20,304)
444,083	141,307	1,562,456	2,236,089

410,378	140,885	2,350,099	2,879,873

506,673	153,313	4,426,027	703,170

—	—	3,519,833	2,816,663

$506,673	$153,313	$7,945,860	$3,519,833

21

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Blue Chip Growth Trust Series 1		Brandes International Equity Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$39,798	$106,651	$47,539	$38,014

Net investment income (loss)	39,798	106,651	47,539	38,014

Realized gains (losses) on investments:
Capital gain distributions	—	574,909	—	89,445
Net realized gains (losses)	445,068	800,914	(146,668)	(192,677)

Realized gains (losses)	445,068	1,375,823	(146,668)	(103,232)
Unrealized appreciation (depreciation) during the period	9,216,755	(19,194,224)	384,652	(391,621)

Net increase (decrease) in assets from operations	9,701,621	(17,711,750)	285,523	(456,839)

Changes from principal transactions:
Transfer of net premiums	1,913,499	2,396,764	323,249	216,906
Transfer on terminations	(4,653,727)	(3,962,406)	(210,462)	(98,410)
Transfer on policy loans	(24,812)	(104,686)	1,244	246
Net interfund transfers	(521,721)	(224,919)	991,635	(203,515)

Net increase (decrease) in assets from principal transactions	(3,286,761)	(1,895,247)	1,105,666	(84,773)

Total increase (decrease) in assets	6,414,860	(19,606,997)	1,391,189	(541,612)

Assets, beginning of period	23,118,554	42,725,551	813,066	1,354,678

Assets, end of period	$29,533,414	$23,118,554	$2,204,255	$813,066

See accompanying notes.

22

Sub-Account
Business Opportunity Value Trust		Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$9,368	$285	$12,707	$10,356	$41,554	$83,269

9,368	285	12,707	10,356	41,554	83,269

—	19,554	—	—	—	—
(36,445)	(71,570)	(69,489)	(39,445)	(970,442)	(174,999)

(36,445)	(52,016)	(69,489)	(39,445)	(970,442)	(174,999)
328,530	(245,963)	1,240,947	(614,383)	6,608,420	(7,984,392)

301,453	(297,694)	1,184,165	(643,472)	5,679,532	(8,076,122)

253,002	197,308	768,816	351,746	1,296,800	1,469,953
(147,786)	(83,500)	(275,081)	(235,185)	(3,556,054)	(2,715,858)
2,456	—	(45,715)	(4,739)	110,956	(85,624)
879,771	158,467	2,420,749	885,025	1,686,176	(524,428)

987,443	272,275	2,868,769	996,847	(462,122)	(1,855,957)

1,288,896	(25,419)	4,052,934	353,375	5,217,410	(9,932,079)

721,884	747,303	1,540,973	1,187,598	12,999,758	22,931,837

$2,010,780	$721,884	$5,593,907	$1,540,973	$18,217,168	$12,999,758

23

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust Series 0		Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Income:
Dividend income distribution	$19,879	$1,846	$2,262	$160

Net investment income (loss)	19,879	1,846	2,262	160

Realized gains (losses) on investments:
Capital gain distributions	4,775	—	562	—
Net realized gains (losses)	(10,773)	(19,552)	(489)	(40)

Realized gains (losses)	(5,998)	(19,552)	73	(40)
Unrealized appreciation (depreciation) during the period	172,332	(23,563)	10,612	(1,568)

Net increase (decrease) in assets from operations	186,213	(41,269)	12,947	(1,448)

Changes from principal transactions:
Transfer of net premiums	99,449	8,457	1,685	290
Transfer on terminations	(59,233)	(3,915)	(5,636)	(392)
Transfer on policy loans	(23,675)	1,742	—	—
Net interfund transfers	458,636	416,117	95,648	22,227

Net increase (decrease) in assets from principal transactions	475,177	422,401	91,697	22,125

Total increase (decrease) in assets	661,390	381,132	104,644	20,677

Assets, beginning of period	381,132	—	20,677	—

Assets, end of period	$1,042,522	$381,132	$125,321	$20,677

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ah)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

See accompanying notes.

24

Sub-Account
Classic Value Trust Series 0		Classic Value Trust Series 1		Core Allocation Plus Trust Series 0
Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$16,587	$40,348	$15,581	$41,363	$27,929	$138

16,587	40,348	15,581	41,363	27,929	138

—	19,453	—	35,638	61,653	—
(1,142,690)	(278,272)	(1,667,917)	(2,092,736)	23,084	(4,559)

(1,142,690)	(258,819)	(1,667,917)	(2,057,098)	84,737	(4,559)
1,103,244	(659,924)	1,605,084	372,286	117,544	1,921

(22,859)	(878,395)	(47,252)	(1,643,449)	230,210	(2,500)

139,549	333,404	103,313	301,680	203,259	329
(53,428)	(119,936)	(31,134)	(155,125)	(84,887)	(701)
4,444	(33,571)	3,628	(11,289)	(28,063)	—
(1,530,009)	496,240	(1,532,161)	(6,231,591)	1,412,768	170,403

(1,439,444)	676,137	(1,456,354)	(6,096,325)	1,503,077	170,031

(1,462,303)	(202,258)	(1,503,606)	(7,739,774)	1,733,287	167,531

1,462,303	1,664,561	1,503,606	9,243,380	167,531	—

—	$1,462,303	—	$1,503,606	$1,900,818	$167,531

25

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Allocation Plus Trust Series 1		Core Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,749	$131	$33,694	$23,310

Net investment income (loss)	1,749	131	33,694	23,310

Realized gains (losses) on investments:
Capital gain distributions	3,977	—	—	—
Net realized gains (losses)	(5,426)	(145)	17,625	(1,126)

Realized gains (losses)	(1,449)	(145)	17,625	(1,126)
Unrealized appreciation (depreciation) during the period	11,410	(6,002)	48,062	(7,216)

Net increase (decrease) in assets from operations	11,710	(6,016)	99,381	14,968

Changes from principal transactions:
Transfer of net premiums	5,242	170	191,712	91,354
Transfer on terminations	(2,077)	(463)	(122,123)	(24,917)
Transfer on policy loans	—	—	(785)	—
Net interfund transfers	87,572	24,298	782,065	384,837

Net increase (decrease) in assets from principal transactions	90,737	24,005	850,869	451,274

Total increase (decrease) in assets	102,447	17,989	950,250	466,242

Assets, beginning of period	17,989	—	539,932	73,690

Assets, end of period	$120,436	$17,989	$1,490,182	$539,932

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(at)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.
(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.

See accompanying notes.

26

Sub-Account
Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1	Core Equity Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08

$36,328	$40,944	$2,964	$9,112	$110,769

36,328	40,944	2,964	9,112	110,769

—	—	—	—	8,298
71,996	(614)	1,031	(424,803)	(130,302)

71,996	(614)	1,031	(424,803)	(122,004)
46,411	(2,701)	(456)	415,456	(373,237)

154,735	37,629	3,539	(235)	(384,472)

114,794	17,887	17,657	57,935	138,637
(2,575,542)	(15,200)	(5,630)	(23,543)	(99,556)
(4,150)	(10,807)	—	362	(3,397)
2,327,238	851,287	194,597	(592,683)	526,478

(137,660)	843,167	206,624	(557,929)	562,162

17,075	880,796	210,163	(558,164)	177,690

983,878	103,082	—	558,164	380,474

$1,000,953	$983,878	$210,163	—	$558,164

27

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Equity Trust Series 1		Core Strategy Trust Series 0
	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Income:
Dividend income distribution	$8,911	$161,805	$43,990	$5,078

Net investment income (loss)	8,911	161,805	43,990	5,078

Realized gains (losses) on investments:
Capital gain distributions	—	32,653	3,840	—
Net realized gains (losses)	(1,100,803)	(103,085)	36,343	(4,425)

Realized gains (losses)	(1,100,803)	(70,432)	40,183	(4,425)
Unrealized appreciation (depreciation) during the period	1,091,669	(925,411)	167,125	(38,985)

Net increase (decrease) in assets from operations	(223)	(834,038)	251,298	(38,332)

Changes from principal transactions:
Transfer of net premiums	25,526	167,292	562,766	85,766
Transfer on terminations	(37,200)	(69,830)	(171,646)	(8,044)
Transfer on policy loans	(13,389)	(10,564)	(159)	—
Net interfund transfers	(788,435)	48,611	1,492,032	274,905

Net increase (decrease) in assets from principal transactions	(813,498)	135,509	1,882,993	352,627

Total increase (decrease) in assets	(813,721)	(698,529)	2,134,291	314,295

Assets, beginning of period	813,721	1,512,250	314,295	—

Assets, end of period	—	$813,721	$2,448,586	$314,295

(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(as)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.

See accompanying notes.

28

Sub-Account
Core Strategy Trust Series 1		CSI Equity Trust		Disciplined Diversification Trust Series 0
Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$1,375	$88	—	$28,751	$121,582	$21,084

1,375	88	—	28,751	121,582	21,084

709	—	—	2,408	41,642	1,059
22,350	(28)	(286,630)	(4,798)	30,091	(102,725)

23,059	(28)	(286,630)	(2,390)	71,733	(101,666)
7,224	(1,207)	884,053	(811,330)	867,901	45,811

31,658	(1,147)	597,423	(784,969)	1,061,216	(34,771)

35,397	170	1,842,785	1,080,467	967,280	66,570
(9,865)	(93)	(181,212)	(116,268)	(280,796)	(15,715)
—	—	—	—	(32,469)	—
13,101	6,416	(4,388,019)	222,091	2,851,165	1,744,968

38,633	6,493	(2,726,446)	1,186,290	3,505,180	1,795,823

70,291	5,346	(2,129,023)	401,321	4,566,396	1,761,052

5,346	—	2,129,023	1,727,702	1,761,052	—

$75,637	$5,346	—	$2,129,023	$6,327,448	$1,761,052

29

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Disciplined Diversification Trust Series 1		Dynamic Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/08 (ad)
Income:
Dividend income distribution	$1,576	$66	—

Net investment income (loss)	1,576	66	—

Realized gains (losses) on investments:
Capital gain distributions	552	3	—
Net realized gains (losses)	726	(22)	(22,599)

Realized gains (losses)	1,278	(19)	(22,599)
Unrealized appreciation (depreciation) during the period	10,609	(1,245)	688

Net increase (decrease) in assets from operations	13,463	(1,198)	(21,911)

Changes from principal transactions:
Transfer of net premiums	3,492	170	48,928
Transfer on terminations	(4,207)	(93)	(17,702)
Transfer on policy loans	—	—	(4,852)
Net interfund transfers	64,566	6,453	(241,639)

Net increase (decrease) in assets from principal transactions	63,851	6,530	(215,265)

Total increase (decrease) in assets	77,314	5,332	(237,176)

Assets, beginning of period	5,332	—	237,176

Assets, end of period	$82,646	$5,332	—

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ad)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(p)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

30

Sub-Account
Dynamic Growth Trust Series 1	Emerging Growth Trust Series 0	Emerging Growth Trust Series 1
Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/08 (p)	Year Ended Dec. 31/08 (p)

—	$3,024	$3,098

—	3,024	3,098

—	6,720	7,054
561,941	(622,693)	(613,413)

561,941	(615,973)	(606,359)
(1,161,123)	84,808	133,129

(599,182)	(528,141)	(470,132)

113,963	230,106	104,728
(171,136)	(74,159)	(146,569)
(16,151)	(4,833)	979
(5,522,701)	(159,147)	(503,464)

(5,596,025)	(8,033)	(544,326)

(6,195,207)	(536,174)	(1,014,458)

6,195,207	536,174	1,014,458

—	—	—

31

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,790	$18,587	$4,180	$59,678

Net investment income (loss)	1,790	18,587	4,180	59,678

Realized gains (losses) on investments:
Capital gain distributions	1,071	1,284	5,652	1,884
Net realized gains (losses)	(124,238)	(48,808)	(177,177)	(210,857)

Realized gains (losses)	(123,167)	(47,524)	(171,525)	(208,973)
Unrealized appreciation (depreciation) during the period	816,828	(433,777)	3,351,793	(1,186,265)

Net increase (decrease) in assets from operations	695,451	(462,714)	3,184,448	(1,335,560)

Changes from principal transactions:
Transfer of net premiums	267,852	223,262	381,751	226,619
Transfer on terminations	(131,486)	(69,796)	(120,398)	(106,276)
Transfer on policy loans	(20,818)	(14,501)	(13,229)	(9,383)
Net interfund transfers	1,083,403	417,547	1,111,487	2,952,009

Net increase (decrease) in assets from principal transactions	1,198,951	556,512	1,359,611	3,062,969

Total increase (decrease) in assets	1,894,402	93,798	4,544,059	1,727,409

Assets, beginning of period	507,699	413,901	2,787,213	1,059,804

Assets, end of period	$2,402,101	$507,699	$7,331,272	$2,787,213

(aj)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

32

Sub-Account
Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$202,600	$196,034

—	—	—	—	202,600	196,034

—	611	—	20,057	—	152,584
(336,522)	(73,778)	(16,772,214)	(4,665,443)	(1,237,613)	(353,066)

(336,522)	(73,167)	(16,772,214)	(4,645,386)	(1,237,613)	(200,482)
716,701	(611,768)	22,973,701	(14,682,499)	3,382,292	(2,785,029)

380,179	(684,935)	6,201,487	(19,327,885)	2,347,279	(2,789,477)

204,164	256,943	1,662,440	2,165,788	1,526,161	1,528,075
(149,122)	(82,000)	(3,456,445)	(5,393,113)	(855,612)	(606,004)
(1,026)	(5,176)	376,947	(189,548)	(61,033)	(16,286)
(1,529,441)	431,555	(28,618,567)	(1,331,455)	2,554,699	2,093,707

(1,475,425)	601,322	(30,035,625)	(4,748,328)	3,164,215	2,999,492

(1,095,246)	(83,613)	(23,834,138)	(24,076,213)	5,511,494	210,015

1,095,246	1,178,859	23,834,138	47,910,351	5,975,008	5,764,993

—	$1,095,246	—	$23,834,138	$11,486,502	$5,975,008

33

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$675,597	$1,113,322	$12,599	$15,973

Net investment income (loss)	675,597	1,113,322	12,599	15,973

Realized gains (losses) on investments:
Capital gain distributions	—	1,245,979	—	49,865
Net realized gains (losses)	(3,776,761)	70,680	(430,863)	(248,027)

Realized gains (losses)	(3,776,761)	1,316,659	(430,863)	(198,162)
Unrealized appreciation (depreciation) during the period	11,027,013	(21,830,957)	959,394	(579,492)

Net increase (decrease) in assets from operations	7,925,849	(19,400,976)	541,130	(761,681)

Changes from principal transactions:
Transfer of net premiums	1,925,599	2,597,704	311,029	431,819
Transfer on terminations	(6,786,359)	(5,844,611)	(176,799)	(103,275)
Transfer on policy loans	179,600	(1,242,603)	(51,478)	(13,687)
Net interfund transfers	(1,579,474)	(742,769)	(29,034)	1,014,875

Net increase (decrease) in assets from principal transactions	(6,260,634)	(5,232,279)	53,718	1,329,732

Total increase (decrease) in assets	1,665,215	(24,633,255)	594,848	568,051

Assets, beginning of period	33,359,115	57,992,370	1,368,921	800,870

Assets, end of period	$35,024,330	$33,359,115	$1,963,769	$1,368,921

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

34

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$13,265	$27,901	$107,190	$28,134	$11,958	$4,848

13,265	27,901	107,190	28,134	11,958	4,848

—	150,024	—	—	—	—
(1,146,419)	(679,396)	6,378	(49,106)	(13,651)	(407)

(1,146,419)	(529,372)	6,378	(49,106)	(13,651)	(407)
1,750,148	(938,673)	448,789	(87,491)	92,619	(25,337)

616,994	(1,440,144)	562,357	(108,463)	90,926	(20,896)

155,261	225,444	567,880	61,995	821	—
(238,893)	(265,474)	(297,809)	(64,302)	(46,226)	(1,328)
(35,643)	(21,786)	796	249	—	—
(368,078)	361,663	1,317,689	930,578	151,589	158,336

(487,353)	299,847	1,588,556	928,520	106,184	157,008

129,641	(1,140,297)	2,150,913	820,057	197,110	136,112

2,048,333	3,188,630	820,057	—	136,112	—

$2,177,974	$2,048,333	$2,970,970	$820,057	$333,222	$136,112

35

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$544	—	$57,534	$49,383

Net investment income (loss)	544	—	57,534	49,383

Realized gains (losses) on investments:
Capital gain distributions	—	19,255	—	36,226
Net realized gains (losses)	(38,508)	(46,524)	(539,134)	(71,797)

Realized gains (losses)	(38,508)	(27,269)	(539,134)	(35,571)
Unrealized appreciation (depreciation) during the period	351,745	(279,862)	2,189,851	(1,944,981)

Net increase (decrease) in assets from operations	313,781	(307,131)	1,708,251	(1,931,169)

Changes from principal transactions:
Transfer of net premiums	183,547	142,939	942,285	1,106,707
Transfer on terminations	(92,868)	(40,609)	(451,083)	(473,638)
Transfer on policy loans	—	—	(17,770)	(1,927)
Net interfund transfers	720,005	152,803	582,312	2,610,923

Net increase (decrease) in assets from principal transactions	810,684	255,133	1,055,744	3,242,065

Total increase (decrease) in assets	1,124,465	(51,998)	2,763,995	1,310,896

Assets, beginning of period	469,300	521,298	4,180,215	2,869,319

Assets, end of period	$1,593,765	$469,300	$6,944,210	$4,180,215

(ak)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

See accompanying notes.

36

Sub-Account
Fundamental Value Trust Series 1		Global Allocation Trust Series 0		Global Allocation Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08

$278,399	$320,033	$329	$129,899	$222	$120,181

278,399	320,033	329	129,899	222	120,181

—	154,114	—	3,422	—	10,850
(1,813,593)	(146,067)	(355,205)	(110,156)	(657,824)	(378,621)

(1,813,593)	8,047	(355,205)	(106,734)	(657,824)	(367,771)
10,135,676	(7,445,379)	939,971	(785,358)	1,099,044	(946,189)

8,600,482	(7,117,299)	585,095	(762,193)	441,442	(1,193,779)

2,415,671	1,096,754	373,934	432,425	102,602	152,223
(5,016,168)	(1,493,591)	(240,618)	(192,946)	(152,723)	(218,692)
63,229	(93,683)	(30,329)	(1,973)	(457)	18,344
(1,493,446)	21,426,149	(2,531,354)	778,636	(2,053,590)	(3,107,210)

(4,030,714)	20,935,629	(2,428,367)	1,016,142	(2,104,168)	(3,155,335)

4,569,768	13,818,330	(1,843,272)	253,949	(1,662,726)	(4,349,114)

29,351,918	15,533,588	1,843,272	1,589,323	1,662,726	6,011,840

$33,921,686	$29,351,918	—	$1,843,272	—	$1,662,726

37

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$829,434	$18,868	$909,236	$59,920

Net investment income (loss)	829,434	18,868	909,236	59,920

Realized gains (losses) on investments:
Capital gain distributions	858,191	—	1,011,732	—
Net realized gains (losses)	(328,855)	(35,466)	(290,479)	73,319

Realized gains (losses)	529,336	(35,466)	721,253	73,319
Unrealized appreciation (depreciation) during the period	(405,254)	(330,269)	(621,105)	(638,113)

Net increase (decrease) in assets from operations	953,516	(346,867)	1,009,384	(504,874)

Changes from principal transactions:
Transfer of net premiums	1,506,603	1,031,040	447,377	561,032
Transfer on terminations	(715,942)	(429,966)	(1,013,992)	(1,317,988)
Transfer on policy loans	(95,218)	(51,878)	(125,996)	(67,011)
Net interfund transfers	2,344,441	2,798,470	85,313	418,256

Net increase (decrease) in assets from principal transactions	3,039,884	3,347,666	(607,298)	(405,711)

Total increase (decrease) in assets	3,993,400	3,000,799	402,086	(910,585)

Assets, beginning of period	5,264,809	2,264,010	7,545,805	8,456,390

Assets, end of period	$9,258,209	$5,264,809	$7,947,891	$7,545,805

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

38

Sub-Account
Global Real Estate Trust Series 0		Global Real Estate Trust Series 1		Global Trust Series 0
Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$183,944	$9,033	$85,698	$2,644	$36,155	$39,002

183,944	9,033	85,698	2,644	36,155	39,002

—	—	—	—	—	—
(151,628)	(9,771)	(50,456)	(467)	(72,060)	(245,439)

(151,628)	(9,771)	(50,456)	(467)	(72,060)	(245,439)
41,249	(41,249)	15,577	(15,577)	661,379	(541,794)

73,565	(41,987)	50,819	(13,400)	625,474	(748,231)

69,455	16,459	21,786	1,314	336,852	330,601
(17,038)	(31,746)	(19,891)	(2,387)	(165,739)	(374,738)
3,965	—	—	—	(15,946)	(19,675)
(288,048)	215,375	(97,240)	58,999	346,181	479,886

(231,666)	200,088	(95,345)	57,926	501,348	416,074

(158,101)	158,101	(44,526)	44,526	1,126,822	(332,157)

158,101	—	44,526	—	1,412,211	1,744,368

—	$158,101	—	$44,526	$2,539,033	$1,412,211

39

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust Series 1		Growth & Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ac)
Income:
Dividend income distribution	$125,173	$216,578	$21,580

Net investment income (loss)	125,173	216,578	21,580

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(189,467)	384,100	(592,498)

Realized gains (losses)	(189,467)	384,100	(592,498)
Unrealized appreciation (depreciation) during the period	2,109,339	(6,134,845)	268,022

Net increase (decrease) in assets from operations	2,045,045	(5,534,167)	(302,896)

Changes from principal transactions:
Transfer of net premiums	480,330	560,773	276,110
Transfer on terminations	(956,929)	(1,552,673)	(172,423)
Transfer on policy loans	(62,774)	12,952	(24,468)
Net interfund transfers	(677,969)	(447,063)	(3,492,607)

Net increase (decrease) in assets from principal transactions	(1,217,342)	(1,426,011)	(3,413,388)

Total increase (decrease) in assets	827,703	(6,960,178)	(3,716,284)

Assets, beginning of period	7,859,543	14,819,721	3,716,284

Assets, end of period	$8,687,246	$7,859,543	—

(ac)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

40

Sub-Account
Health Sciences Trust Series 0		Health Sciences Trust Series 1		High Yield Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$509,944	$155,490

—	—	—	—	509,944	155,490

36,481	39,537	49,907	157,496	—	—
(316,190)	(184,152)	(1,521,794)	(2,474,000)	(48,603)	(94,189)

(279,709)	(144,615)	(1,471,887)	(2,316,504)	(48,603)	(94,189)
1,027,128	(674,834)	2,448,066	(1,160,922)	928,048	(561,284)

747,419	(819,449)	976,179	(3,477,426)	1,389,389	(499,983)

503,811	541,050	320,062	377,006	417,741	404,942
(361,689)	(226,927)	(480,833)	(533,465)	(352,577)	(187,642)
(48,520)	(19,371)	(85,542)	(70,263)	(27,344)	(2,427)
182,232	1,134,739	163,819	771,120	2,330,266	931,745

275,834	1,429,491	(82,494)	544,398	2,368,086	1,146,618

1,023,253	610,042	893,685	(2,933,028)	3,757,475	646,635

2,281,170	1,671,128	5,219,205	8,152,233	1,607,698	961,063

$3,304,423	$2,281,170	$6,112,890	$5,219,205	$5,365,173	$1,607,698

41

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 1		Income & Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,136,469	$1,059,726	$1,770	$17,303

Net investment income (loss)	1,136,469	1,059,726	1,770	17,303

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	11,791
Net realized gains (losses)	(1,471,398)	(381,598)	(231,877)	(71,563)

Realized gains (losses)	(1,471,398)	(381,598)	(231,877)	(59,772)
Unrealized appreciation (depreciation) during the period	4,638,530	(4,008,067)	226,841	(162,794)

Net increase (decrease) in assets from operations	4,303,601	(3,329,939)	(3,266)	(205,263)

Changes from principal transactions:
Transfer of net premiums	569,896	811,508	49,584	137,159
Transfer on terminations	(1,615,479)	(1,190,606)	(24,169)	(56,028)
Transfer on policy loans	74,118	(6,752)	—	(481)
Net interfund transfers	(849,201)	558,125	(440,500)	(6,353)

Net increase (decrease) in assets from principal transactions	(1,820,666)	172,275	(415,085)	74,297

Total increase (decrease) in assets	2,482,935	(3,157,664)	(418,351)	(130,966)

Assets, beginning of period	8,896,592	12,054,256	418,351	549,317

Assets, end of period	$11,379,527	$8,896,592	—	$418,351

(am)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

42

Sub-Account
Income & Value Trust Series 1		International Core Trust Series 0		International Core Trust Series 1
Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$60,769	$819,927	$83,146	$205,715	$382,808	$1,173,706

60,769	819,927	83,146	205,715	382,808	1,173,706

—	580,343	87,924	40,561	467,534	315,867
(9,276,929)	(332,592)	(512,425)	(147,541)	(368,904)	644,771

(9,276,929)	247,751	(424,501)	(106,980)	98,630	960,638
8,981,881	(10,164,301)	986,301	(1,618,174)	2,329,829	(12,714,386)

(234,279)	(9,096,623)	644,946	(1,519,439)	2,811,267	(10,580,042)

649,209	1,931,791	892,448	1,158,153	999,814	1,335,072
(1,155,983)	(3,444,309)	(381,319)	(338,063)	(2,595,575)	(2,296,108)
76,647	(103,019)	(5,717)	(11,499)	99,086	(156,240)
(19,469,927)	(1,122,428)	183,623	923,698	(721,058)	(551,201)

(19,900,054)	(2,737,965)	689,035	1,732,289	(2,217,733)	(1,668,477)

(20,134,333)	(11,834,588)	1,333,981	212,850	593,534	(12,248,519)

20,134,333	31,968,921	2,948,335	2,735,485	16,328,396	28,576,915

—	$20,134,333	$4,282,316	$2,948,335	$16,921,930	$16,328,396

43

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$824,509	$197,710	$318,737	$191,159

Net investment income (loss)	824,509	197,710	318,737	191,159

Realized gains (losses) on investments:
Capital gain distributions	—	78,700	111,891	53,387
Net realized gains (losses)	(835,395)	113,126	(815,204)	(532,941)

Realized gains (losses)	(835,395)	191,826	(703,313)	(479,554)
Unrealized appreciation (depreciation) during the period	2,150,489	(5,588,887)	2,732,405	(3,249,895)

Net increase (decrease) in assets from operations	2,139,603	(5,199,351)	2,347,829	(3,538,290)

Changes from principal transactions:
Transfer of net premiums	461,948	716,406	1,358,059	1,663,139
Transfer on terminations	(1,356,128)	(629,645)	(757,679)	(517,004)
Transfer on policy loans	(106,607)	(35,393)	(29,815)	(117,238)
Net interfund transfers	189,490	1,117,870	2,369,713	1,943,629

Net increase (decrease) in assets from principal transactions	(811,297)	1,169,238	2,940,278	2,972,526

Total increase (decrease) in assets	1,328,306	(4,030,113)	5,288,107	(565,764)

Assets, beginning of period	6,003,063	10,033,176	4,921,514	5,487,278

Assets, end of period	$7,331,369	$6,003,063	$10,209,621	$4,921,514

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

See accompanying notes.

44

Sub-Account
International Opportunities Trust Series 0		International Opportunities Trust Series 1		International Small Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08

$34,562	$37,221	$35,806	$46,086	$72,269	$94,702

34,562	37,221	35,806	46,086	72,269	94,702

—	93,010	—	217,008	554,962	35,634
(572,226)	(278,634)	(896,360)	(1,613,057)	(1,332,015)	(410,548)

(572,226)	(185,624)	(896,360)	(1,396,049)	(777,053)	(374,914)
1,406,357	(1,466,771)	1,763,448	(992,448)	2,218,689	(1,685,171)

868,693	(1,615,174)	902,894	(2,342,411)	1,513,905	(1,965,383)

739,057	621,572	228,240	328,312	625,960	888,798
(309,680)	(353,134)	(542,896)	(273,662)	(288,638)	(296,145)
(158,165)	(7,414)	(10,069)	(169)	(38,824)	(33,744)
742,884	950,923	1,380,713	(2,279,797)	(3,874,809)	882,032

1,014,096	1,211,947	1,055,988	(2,225,316)	(3,576,311)	1,440,941

1,882,789	(403,227)	1,958,882	(4,567,727)	(2,062,406)	(524,442)

1,883,257	2,286,484	2,113,584	6,681,311	2,062,406	2,586,848

$3,766,046	$1,883,257	$4,072,466	$2,113,584	—	$2,062,406

45

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust Series 1		International Small Company Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ag)
Income:
Dividend income distribution	$158,576	$290,665	$35,050

Net investment income (loss)	158,576	290,665	35,050

Realized gains (losses) on investments:
Capital gain distributions	1,590,864	172,802	—
Net realized gains (losses)	(6,602,504)	(1,761,439)	(3,829)

Realized gains (losses)	(5,011,640)	(1,588,637)	(3,829)
Unrealized appreciation (depreciation) during the period	8,390,273	(5,505,455)	(104,683)

Net increase (decrease) in assets from operations	3,537,209	(6,803,427)	(73,462)

Changes from principal transactions:
Transfer of net premiums	588,290	713,993	76,915
Transfer on terminations	(726,590)	(1,192,894)	(48,552)
Transfer on policy loans	91,616	(36,243)	(1,977)
Net interfund transfers	(9,569,064)	(592,208)	4,480,162

Net increase (decrease) in assets from principal transactions	(9,615,748)	(1,107,352)	4,506,548

Total increase (decrease) in assets	(6,078,539)	(7,910,779)	4,433,086

Assets, beginning of period	6,078,539	13,989,318	—

Assets, end of period	—	$6,078,539	$4,433,086

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

46

Sub-Account
International Small Company Trust Series 1	International Value Trust Series 0		International Value Trust Series 1
Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$73,616	$122,048	$206,549	$390,386	$1,009,363

73,616	122,048	206,549	390,386	1,009,363

—	209,599	147,106	892,560	966,799
(2,729)	(998,078)	(523,730)	(3,506,887)	(328,918)

(2,729)	(788,479)	(376,624)	(2,614,327)	637,881
(232,905)	2,192,207	(2,305,469)	7,979,725	(17,019,925)

(162,018)	1,525,776	(2,475,544)	5,755,784	(15,372,681)

56,006	984,799	1,092,964	1,229,786	1,640,226
(145,480)	(547,442)	(521,741)	(3,579,342)	(3,638,010)
(4,728)	(27,873)	(35,683)	(114,216)	(145,953)
9,519,245	483,413	1,842,388	(2,394,845)	(2,009,835)

9,425,043	892,897	2,377,928	(4,858,617)	(4,153,572)

9,263,025	2,418,673	(97,616)	897,167	(19,526,253)

—	4,046,318	4,143,934	19,301,098	38,827,351

$9,263,025	$6,464,991	$4,046,318	$20,198,265	$19,301,098

47

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$176,166	$129,245	$841,215	$1,188,088

Net investment income (loss)	176,166	129,245	841,215	1,188,088

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(23,236)	(22,208)	(341,587)	(297,834)

Realized gains (losses)	(23,236)	(22,208)	(341,587)	(297,834)
Unrealized appreciation (depreciation) during the period	240,132	(138,302)	1,504,265	(1,192,665)

Net increase (decrease) in assets from operations	393,062	(31,265)	2,003,893	(302,411)

Changes from principal transactions:
Transfer of net premiums	648,666	396,625	806,940	942,922
Transfer on terminations	(365,719)	(199,077)	(2,664,821)	(2,626,879)
Transfer on policy loans	(174,972)	(2,414)	(5,414)	106,012
Net interfund transfers	1,363,386	970,902	327,829	(886,084)

Net increase (decrease) in assets from principal transactions	1,471,361	1,166,036	(1,535,466)	(2,464,029)

Total increase (decrease) in assets	1,864,423	1,134,771	468,427	(2,766,440)

Assets, beginning of period	2,029,254	894,483	17,028,718	19,795,158

Assets, end of period	$3,893,677	$2,029,254	$17,497,145	$17,028,718

(av)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

48

Sub-Account
Large Cap Growth Trust		Large Cap Trust Series 0		Large Cap Trust Series 1
Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$6,074	$127	$25,363	$19,599	$236,067	$249,475

6,074	127	25,363	19,599	236,067	249,475

—	17,344	—	—	—	—
(76,186)	(59,556)	(169,685)	(41,639)	(1,966,344)	(512,366)

(76,186)	(42,212)	(169,685)	(41,639)	(1,966,344)	(512,366)
376,788	(347,589)	563,512	(468,994)	5,080,187	(7,980,356)

306,676	(389,674)	419,190	(491,034)	3,349,910	(8,243,247)

198,500	207,213	408,538	224,719	1,084,270	1,170,536
(129,118)	(77,035)	(158,354)	(166,981)	(2,606,276)	(1,931,088)
1,885	—	(194,043)	2,124	(6,573)	(25,786)
409,606	62,402	111,865	403,480	(42,129)	(537,016)

480,873	192,580	168,006	463,342	(1,570,708)	(1,323,354)

787,549	(197,094)	587,196	(27,692)	1,779,202	(9,566,601)

593,204	790,298	935,239	962,931	12,311,939	21,878,540

$1,380,753	$593,204	$1,522,435	$935,239	$14,091,141	$12,311,939

49

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Value Trust Series 0		Large Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$133,468	$103,647	$116,913	$150,205

Net investment income (loss)	133,468	103,647	116,913	150,205

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(742,827)	(244,419)	(1,961,871)	(426,357)

Realized gains (losses)	(742,827)	(244,419)	(1,961,871)	(426,357)
Unrealized appreciation (depreciation) during the period	1,605,802	(2,068,830)	2,793,712	(3,800,177)

Net increase (decrease) in assets from operations	996,443	(2,209,602)	948,754	(4,076,329)

Changes from principal transactions:
Transfer of net premiums	1,866,348	1,454,305	725,207	992,636
Transfer on terminations	(728,775)	(574,849)	(1,969,185)	(1,153,179)
Transfer on policy loans	(201,396)	(3,066)	(30,323)	(47,766)
Net interfund transfers	2,597,049	2,176,947	457,640	8,802

Net increase (decrease) in assets from principal transactions	3,533,226	3,053,337	(816,661)	(199,507)

Total increase (decrease) in assets	4,529,669	843,735	132,093	(4,275,836)

Assets, beginning of period	5,233,006	4,389,271	7,257,508	11,533,344

Assets, end of period	$9,762,675	$5,233,006	$7,389,601	$7,257,508

See accompanying notes.

50

Sub-Account
Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$502,527	$754,112	$158,687	$398,513	$4,804,153	$2,868,000

502,527	754,112	158,687	398,513	4,804,153	2,868,000

—	3,274,870	—	2,599,998	66,614	2,271,143
(5,244,290)	(2,148,482)	(4,276,681)	(908,718)	(4,167,528)	(686,453)

(5,244,290)	1,126,388	(4,276,681)	1,691,280	(4,100,914)	1,584,690
17,242,933	(17,179,304)	9,289,518	(13,115,675)	24,678,541	(28,070,861)

12,501,170	(15,298,804)	5,171,524	(11,025,882)	25,381,780	(23,618,171)

13,181,613	10,359,223	1,894,885	2,509,060	20,487,224	15,222,622
(7,140,236)	(6,087,013)	(3,804,340)	(2,342,193)	(11,164,533)	(7,734,145)
(170,692)	(222,183)	(16,887)	(326,131)	(650,585)	(553,374)
6,517,032	13,566,105	(737,816)	1,223,682	22,843,109	35,895,597

12,387,717	17,616,132	(2,664,158)	1,064,418	31,515,215	42,830,700

24,888,887	2,317,328	2,507,366	(9,961,464)	56,896,995	19,212,529

29,546,692	27,229,364	15,423,262	25,384,726	66,910,374	47,697,845

$54,435,579	$29,546,692	$17,930,628	$15,423,262	$123,807,369	$66,910,374

51

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,496,503	$2,265,264	$677,833	$267,415

Net investment income (loss)	2,496,503	2,265,264	677,833	267,415

Realized gains (losses) on investments:
Capital gain distributions	46,440	2,897,401	21,458	58,461
Net realized gains (losses)	(2,928,252)	402,184	(276,919)	(53,778)

Realized gains (losses)	(2,881,812)	3,299,585	(255,461)	4,683
Unrealized appreciation (depreciation) during the period	15,714,439	(29,734,446)	1,548,381	(1,043,035)

Net increase (decrease) in assets from operations	15,329,130	(24,169,597)	1,970,753	(770,937)

Changes from principal transactions:
Transfer of net premiums	4,127,746	6,012,794	1,333,167	741,316
Transfer on terminations	(7,783,547)	(5,820,459)	(942,554)	(435,999)
Transfer on policy loans	(3,785)	(572,960)	(99,707)	(50,158)
Net interfund transfers	(489,649)	1,397,360	5,288,205	4,040,223

Net increase (decrease) in assets from principal transactions	(4,149,235)	1,016,735	5,579,111	4,295,382

Total increase (decrease) in assets	11,179,895	(23,152,862)	7,549,864	3,524,445

Assets, beginning of period	53,476,454	76,629,316	5,895,568	2,371,123

Assets, end of period	$64,656,349	$53,476,454	$13,445,432	$5,895,568

See accompanying notes.

52

Sub-Account
Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$317,500	$369,472	$6,247,231	$4,554,761	$2,606,137	$2,513,416

317,500	369,472	6,247,231	4,554,761	2,606,137	2,513,416

18,864	151,276	—	6,659,068	—	5,297,561
(776,705)	(69,110)	(6,464,834)	(1,761,359)	(2,539,176)	191,966

(757,841)	82,166	(6,464,834)	4,897,709	(2,539,176)	5,489,527
1,844,991	(1,697,672)	49,095,452	(70,037,961)	22,661,104	(49,938,034)

1,404,650	(1,246,034)	48,877,849	(60,585,491)	22,728,065	(41,935,091)

379,961	367,113	41,532,648	41,445,735	8,330,909	10,653,776
(3,192,891)	(868,763)	(22,256,369)	(16,877,209)	(9,387,267)	(9,702,899)
(5,124)	14,225	(1,398,806)	(756,041)	(386,369)	(638,746)
175,251	1,559,817	15,520,551	50,523,884	(2,875,396)	598,237

(2,642,803)	1,072,392	33,398,024	74,336,369	(4,318,123)	910,368

(1,238,153)	(173,642)	82,275,873	13,750,878	18,409,942	(41,024,723)

7,565,598	7,739,240	129,311,195	115,560,317	70,870,986	111,895,709

$6,327,445	$7,565,598	$211,587,068	$129,311,195	$89,280,928	$70,870,986

53

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,049,940	$575,886	$629,285	$482,366

Net investment income (loss)	1,049,940	575,886	629,285	482,366

Realized gains (losses) on investments:
Capital gain distributions	—	156,222	—	284,394
Net realized gains (losses)	(354,110)	(444,167)	(691,828)	(240,584)

Realized gains (losses)	(354,110)	(287,945)	(691,828)	43,810
Unrealized appreciation (depreciation) during the period	3,825,616	(2,987,020)	3,158,144	(3,764,775)

Net increase (decrease) in assets from operations	4,521,446	(2,699,079)	3,095,601	(3,238,599)

Changes from principal transactions:
Transfer of net premiums	3,293,994	2,289,588	860,032	871,389
Transfer on terminations	(1,924,656)	(959,472)	(1,471,077)	(916,260)
Transfer on policy loans	(410,229)	(4,569)	(11,352)	(427,899)
Net interfund transfers	7,090,223	7,690,957	2,493,619	(797,815)

Net increase (decrease) in assets from principal transactions	8,049,332	9,016,504	1,871,222	(1,270,585)

Total increase (decrease) in assets	12,570,778	6,317,425	4,966,823	(4,509,184)

Assets, beginning of period	11,899,730	5,582,305	9,820,583	14,329,767

Assets, end of period	$24,470,508	$11,899,730	$14,787,406	$9,820,583

(q)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

See accompanying notes.

54

Sub-Account
Managed Trust Series 0	Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/08 (q)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$9,849	$53,005	$42,405	$93,291	$114,780

9,849	53,005	42,405	93,291	114,780

10,299	59,240	87,644	142,519	279,556
(554,527)	(379,109)	(201,324)	(1,200,475)	(377,169)

(544,228)	(319,869)	(113,680)	(1,057,956)	(97,613)
90,348	1,694,748	(1,543,813)	3,848,386	(5,336,112)

(444,031)	1,427,884	(1,615,088)	2,883,721	(5,318,945)

279,597	1,003,997	1,111,797	737,719	876,238
(166,670)	(502,155)	(377,478)	(1,765,177)	(1,343,619)
(43,942)	(31,887)	(24,832)	(23,412)	(4,619)
(1,273,366)	1,028,480	987,773	(79,547)	1,762,028

(1,204,381)	1,498,435	1,697,260	(1,130,417)	1,290,028

(1,648,412)	2,926,319	82,172	1,753,304	(4,028,917)

1,648,412	3,212,295	3,130,123	8,727,626	12,756,543

—	$6,138,614	$3,212,295	$10,480,930	$8,727,626

55

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Intersection Trust Series 0		Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08 (a)
Income:
Dividend income distribution	$1,033	$270	—	—

Net investment income (loss)	1,033	270	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,415	(4,076)	3,842	(22,692)

Realized gains (losses)	1,415	(4,076)	3,842	(22,692)
Unrealized appreciation (depreciation) during the period	40,958	(40,285)	—	—

Net increase (decrease) in assets from operations	43,406	(44,091)	3,842	(22,692)

Changes from principal transactions:
Transfer of net premiums	46,387	31,120	1,036	—
Transfer on terminations	(24,189)	(8,953)	(182)	(303)
Transfer on policy loans	(28,527)	(2,367)	—	—
Net interfund transfers	(171,276)	144,532	(4,696)	22,995

Net increase (decrease) in assets from principal transactions	(177,605)	164,332	(3,842)	22,692

Total increase (decrease) in assets	(134,199)	120,241	—	—

Assets, beginning of period	134,199	13,958	—	—

Assets, end of period	—	$134,199	—	—

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(a)	Fund available in prior year but no activity.
(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

56

Sub-Account
Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08

—	—	—	—	$34,807	$62,709

—	—	—	—	34,807	62,709

—	110,190	—	635,923	—	113,810
(1,095,147)	(291,608)	(3,857,518)	383,462	(1,858,033)	(219,757)

(1,095,147)	(181,418)	(3,857,518)	1,019,385	(1,858,033)	(105,947)
2,681,201	(2,499,063)	7,991,420	(14,457,105)	1,998,470	(1,322,102)

1,586,054	(2,680,481)	4,133,902	(13,437,720)	175,244	(1,365,340)

1,100,989	1,076,142	1,214,085	1,777,607	224,685	649,171
(587,838)	(544,220)	(2,469,076)	(3,539,697)	(102,933)	(284,643)
(31,316)	(30,059)	(173,528)	(144,495)	(60,339)	(15,420)
34,823	2,771,967	(2,636,638)	6,029,007	(2,674,382)	718,316

516,658	3,273,830	(4,065,157)	4,122,422	(2,612,969)	1,067,424

2,102,712	593,349	68,745	(9,315,298)	(2,437,725)	(297,916)

4,314,429	3,721,080	18,063,397	27,378,695	2,437,725	2,735,641

$6,417,141	$4,314,429	$18,132,142	$18,063,397	—	$2,437,725

57

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Value Trust Series 1		Mid Value Trust Series 0
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$121,153	$261,368	$32,981	$21,948

Net investment income (loss)	121,153	261,368	32,981	21,948

Realized gains (losses) on investments:
Capital gain distributions	—	665,373	—	30,443
Net realized gains (losses)	(10,085,022)	(4,306,877)	(210,251)	(102,125)

Realized gains (losses)	(10,085,022)	(3,641,504)	(210,251)	(71,682)
Unrealized appreciation (depreciation) during the period	10,455,696	(3,789,100)	1,984,992	(616,386)

Net increase (decrease) in assets from operations	491,827	(7,169,236)	1,807,722	(666,120)

Changes from principal transactions:
Transfer of net premiums	310,129	1,017,080	728,257	259,704
Transfer on terminations	(360,728)	(2,082,675)	(563,329)	(118,213)
Transfer on policy loans	(20,756)	(92,721)	(34,315)	3,083
Net interfund transfers	(10,354,440)	(5,526,697)	3,445,642	1,179,182

Net increase (decrease) in assets from principal transactions	(10,425,795)	(6,685,013)	3,576,255	1,323,756

Total increase (decrease) in assets	(9,933,968)	(13,854,249)	5,383,977	657,636

Assets, beginning of period	9,933,968	23,788,217	1,462,138	804,502

Assets, end of period	—	$9,933,968	$6,846,115	$1,462,138

(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(a)	Fund available in prior year but no activity.

See accompanying notes.

58

Sub-Account
Mid Value Trust Series 1	Money Market Trust B Series 0		Money Market Trust Series 1
Year Ended Dec. 31/09 (a)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$47,116	$427,799	$1,023,231	$184,038	$1,604,125

47,116	427,799	1,023,231	184,038	1,604,125

—	—	—	—	—
317,554	—	—	—	—

317,554	—	—	—	—
2,899,212	—	—	—	—

3,263,882	427,799	1,023,231	184,038	1,604,125

382,488	214,149,374	254,200,302	5,520,908	8,174,058
(1,280,109)	(12,293,032)	(9,712,480)	(21,821,705)	(20,544,490)
(21,094)	(666,336)	(427,448)	(967,788)	(385,362)
9,064,010	(176,579,926)	(207,318,480)	5,439,768	22,396,092

8,145,295	24,610,080	36,741,894	(11,828,817)	9,640,298

11,409,177	25,037,879	37,765,125	(11,644,779)	11,244,423

—	75,728,956	37,963,831	92,838,321	81,593,898

$11,409,177	$100,766,835	$75,728,956	$81,193,542	$92,838,321

59

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 0		Natural Resources Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$102,186	$53,530	$94,342	$83,572

Net investment income (loss)	102,186	53,530	94,342	83,572

Realized gains (losses) on investments:
Capital gain distributions	2,351,185	171,070	3,063,644	542,526
Net realized gains (losses)	(4,427,961)	(1,019,209)	(9,936,628)	(2,066,251)

Realized gains (losses)	(2,076,776)	(848,139)	(6,872,984)	(1,523,725)
Unrealized appreciation (depreciation) during the period	5,929,899	(3,727,300)	11,044,756	(5,756,810)

Net increase (decrease) in assets from operations	3,955,309	(4,521,909)	4,266,114	(7,196,963)

Changes from principal transactions:
Transfer of net premiums	2,255,753	1,951,207	557,294	786,598
Transfer on terminations	(1,067,895)	(809,801)	(984,691)	(1,532,358)
Transfer on policy loans	(140,425)	(100,084)	(1,693)	(45,756)
Net interfund transfers	2,529,857	4,029,450	(478,057)	(4,548,044)

Net increase (decrease) in assets from principal transactions	3,577,290	5,070,772	(907,147)	(5,339,560)

Total increase (decrease) in assets	7,532,599	548,863	3,358,967	(12,536,523)

Assets, beginning of period	5,193,695	4,644,832	7,610,932	20,147,455

Assets, end of period	$12,726,294	$5,193,695	$10,969,899	$7,610,932

(aa)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

See accompanying notes.

60

Sub-Account
Optimized All Cap Trust Series 0		Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)

$64,615	$43,555	$7,253	$5,502	$3,431	$3,163

64,615	43,555	7,253	5,502	3,431	3,163

—	—	—	—	—	—
(182,098)	(113,236)	(110,406)	(52,209)	(14,572)	(19,798)

(182,098)	(113,236)	(110,406)	(52,209)	(14,572)	(19,798)
1,290,436	(1,965,951)	248,288	(282,106)	49,748	(37,508)

1,172,953	(2,035,632)	145,135	(328,813)	38,607	(54,143)

960,839	705,910	58,852	71,105	35,700	52,535
(615,591)	(374,961)	(21,391)	(23,157)	(18,693)	(10,160)
(159,791)	(18,232)	(11,163)	95	—	—
513,871	4,831,664	(20,004)	(47,766)	47,303	8,565

699,328	5,144,381	6,294	277	64,310	50,940

1,872,281	3,108,749	151,429	(328,536)	102,917	(3,203)

3,463,956	355,207	433,461	761,997	88,785	91,988

$5,336,237	$3,463,956	$584,890	$433,461	$191,702	$88,785

61

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized Value Trust Series 1		Overseas Equity Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$11,655	$7,685	$49,075	$46,905

Net investment income (loss)	11,655	7,685	49,075	46,905

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	61,240
Net realized gains (losses)	(36,303)	(34,256)	(251,265)	(285,464)

Realized gains (losses)	(36,303)	(34,256)	(251,265)	(224,224)
Unrealized appreciation (depreciation) during the period	158,558	(138,105)	832,156	(749,425)

Net increase (decrease) in assets from operations	133,910	(164,676)	629,966	(926,744)

Changes from principal transactions:
Transfer of net premiums	17,967	19,942	591,158	486,820
Transfer on terminations	(24,906)	(36,667)	(253,891)	(163,062)
Transfer on policy loans	624	(3,694)	(42,487)	14,498
Net interfund transfers	301,185	(66,764)	185,924	1,341,114

Net increase (decrease) in assets from principal transactions	294,870	(87,183)	480,704	1,679,370

Total increase (decrease) in assets	428,780	(251,859)	1,110,670	752,626

Assets, beginning of period	208,655	460,514	1,612,177	859,551

Assets, end of period	$637,435	$208,655	$2,722,847	$1,612,177

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(o)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

62

Sub-Account
Pacific Rim Trust Series 0		Pacific Rim Trust Series 1		Quantitative Mid Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (o)

$30,277	$41,902	$95,019	$166,254	$69

30,277	41,902	95,019	166,254	69

—	43,028	—	250,227	136
(571,849)	(422,365)	(4,611,212)	(939,054)	(18,088)

(571,849)	(379,337)	(4,611,212)	(688,827)	(17,952)
1,317,877	(714,228)	7,315,477	(4,330,853)	17,862

776,305	(1,051,663)	2,799,284	(4,853,426)	(21)

586,892	680,670	533,524	658,015	26,670
(344,675)	(238,934)	(1,256,275)	(859,590)	(7,318)
(7,771)	(16,193)	(25,586)	(83,369)	—
607,900	492,893	(544,396)	682,125	(100,047)

842,346	918,436	(1,292,733)	397,181	(80,695)

1,618,651	(133,227)	1,506,551	(4,456,245)	(80,716)

1,791,495	1,924,722	8,126,772	12,583,017	80,716

$3,410,146	$1,791,495	$9,633,323	$8,126,772	—

63

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative Mid Cap Trust Series 1	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/08 (o)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$834	$170,609	$162,050

Net investment income (loss)	834	170,609	162,050

Realized gains (losses) on investments:
Capital gain distributions	2,012	—	55,946
Net realized gains (losses)	(355,080)	(888,375)	(1,562,693)

Realized gains (losses)	(353,068)	(888,375)	(1,506,747)
Unrealized appreciation (depreciation) during the period	313,926	2,291,452	(863,670)

Net increase (decrease) in assets from operations	(38,308)	1,573,686	(2,208,367)

Changes from principal transactions:
Transfer of net premiums	16,164	1,050,051	1,253,667
Transfer on terminations	(54,100)	(624,328)	(491,074)
Transfer on policy loans	(208)	(33,670)	(45,909)
Net interfund transfers	(1,556,548)	1,324,008	1,404,313

Net increase (decrease) in assets from principal transactions	(1,594,692)	1,716,061	2,120,997

Total increase (decrease) in assets	(1,633,000)	3,289,747	(87,370)

Assets, beginning of period	1,633,000	3,646,139	3,733,509

Assets, end of period	—	$6,935,886	$3,646,139

(o)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

64

Sub-Account
Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$640,742	$1,079,811	$309,846	$6,764	$336,567	$28,306

640,742	1,079,811	309,846	6,764	336,567	28,306

—	493,662	180,175	28,221	223,054	119,807
(8,409,159)	(4,981,654)	(174,667)	(78,800)	(135,192)	(95,810)

(8,409,159)	(4,487,992)	5,508	(50,579)	87,862	23,997
13,027,114	(10,348,415)	295,862	(311,279)	247,919	(618,806)

5,258,697	(13,756,596)	611,216	(355,094)	672,348	(566,503)

1,245,575	1,576,121	798,247	544,596	277,209	281,941
(3,702,754)	(4,464,650)	(435,166)	(230,728)	(643,754)	(424,137)
223,127	98,800	(115,546)	(31,158)	(54,901)	(23,260)
(333,767)	(1,229,059)	701,152	1,968,791	210,605	(110,130)

(2,567,819)	(4,018,788)	948,687	2,251,501	(210,841)	(275,586)

2,690,878	(17,775,384)	1,559,903	1,896,407	461,507	(842,089)

20,603,590	38,378,974	2,506,551	610,144	3,565,244	4,407,333

$23,294,468	$20,603,590	$4,066,454	$2,506,551	$4,026,751	$3,565,244

65

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust Series 0		Science & Technology Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(21,695)	4,332	92,319	901,946

Realized gains (losses)	(21,695)	4,332	92,319	901,946
Unrealized appreciation (depreciation) during the period	1,082,257	(798,770)	6,864,125	(9,590,454)

Net increase (decrease) in assets from operations	1,060,562	(794,438)	6,956,444	(8,688,508)

Changes from principal transactions:
Transfer of net premiums	494,480	316,156	1,038,558	1,362,355
Transfer on terminations	(210,895)	(140,605)	(2,140,303)	(2,928,160)
Transfer on policy loans	(43,928)	(27,707)	(62,726)	188,979
Net interfund transfers	531,843	262,355	924,437	(3,111,384)

Net increase (decrease) in assets from principal transactions	771,500	410,199	(240,034)	(4,488,210)

Total increase (decrease) in assets	1,832,062	(384,239)	6,716,410	(13,176,718)

Assets, beginning of period	1,109,529	1,493,768	9,388,296	22,565,014

Assets, end of period	$2,941,591	$1,109,529	$16,104,706	$9,388,296

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

See accompanying notes.

66

Sub-Account
Short-Term Bond Trust Series 0		Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)

$75,425	$49,089	—	—	—	—

75,425	49,089	—	—	—	—

—	—	—	11,290	—	—
(51,729)	(20,648)	(418,220)	(88,716)	17,527	(763)

(51,729)	(20,648)	(418,220)	(77,426)	17,527	(763)
194,134	(143,474)	1,761,474	(560,107)	309,504	7,661

217,830	(115,033)	1,343,254	(637,533)	327,031	6,898

565,810	224,658	801,465	447,019	107,434	35,942
(124,058)	(38,687)	(358,277)	(156,971)	(80,209)	(8,623)
(9,664)	(24,198)	(92,768)	(2,227)	(23)	(2,834)
560,989	250,567	871,284	2,366,878	104,468	799,848

993,077	412,340	1,221,704	2,654,699	131,670	824,333

1,210,907	297,307	2,564,958	2,017,166	458,701	831,231

593,655	296,348	2,845,595	828,429	831,231	—

$1,804,562	$593,655	$5,410,553	$2,845,595	$1,289,932	$831,231

67

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$32,020	$38,081	$48,667	$100,120

Net investment income (loss)	32,020	38,081	48,667	100,120

Realized gains (losses) on investments:
Capital gain distributions	76,686	23,545	181,098	75,728
Net realized gains (losses)	(324,498)	(298,563)	(390,870)	(197,252)

Realized gains (losses)	(247,812)	(275,018)	(209,772)	(121,524)
Unrealized appreciation (depreciation) during the period	954,988	(831,095)	1,632,946	(2,961,153)

Net increase (decrease) in assets from operations	739,196	(1,068,032)	1,471,841	(2,982,557)

Changes from principal transactions:
Transfer of net premiums	591,064	707,313	591,131	716,884
Transfer on terminations	(360,511)	(273,569)	(943,652)	(707,314)
Transfer on policy loans	(15,792)	(36,763)	(11,683)	(13,959)
Net interfund transfers	1,214,805	509,884	(16,667)	(495,847)

Net increase (decrease) in assets from principal transactions	1,429,566	906,865	(380,871)	(500,236)

Total increase (decrease) in assets	2,168,762	(161,167)	1,090,970	(3,482,793)

Assets, beginning of period	2,231,463	2,392,630	5,690,789	9,173,582

Assets, end of period	$4,400,225	$2,231,463	$6,781,759	$5,690,789

(s)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

68

Sub-Account
Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (s)

—	$15,999	—	$156,075	$82

—	15,999	—	156,075	82

—	14,152	—	204,426	5,994
(139,780)	(60,320)	(1,944,402)	(285,706)	(328,068)

(139,780)	(46,168)	(1,944,402)	(81,280)	(322,074)
436,899	(254,207)	3,300,970	(3,435,622)	72,024

297,119	(284,376)	1,356,568	(3,360,827)	(249,968)

278,916	247,773	440,269	597,701	89,042
(101,701)	(82,210)	(536,218)	(580,965)	(46,889)
(8,298)	(10,967)	(129,007)	(26,296)	(317)
245,303	267,102	(146,697)	(437,550)	(151,915)

414,220	421,698	(371,653)	(447,110)	(110,079)

711,339	137,322	984,915	(3,807,937)	(360,047)

585,730	448,408	4,427,273	8,235,210	360,047

$1,297,069	$585,730	$5,412,188	$4,427,273	—

69

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust Series 1	Small Cap Value Trust Series 0
	Year Ended Dec. 31/08 (s)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$35	$30,676	$39,688

Net investment income (loss)	35	30,676	39,688

Realized gains (losses) on investments:
Capital gain distributions	5,914	—	7,695
Net realized gains (losses)	(299,161)	(545,518)	(236,608)

Realized gains (losses)	(293,247)	(545,518)	(228,913)
Unrealized appreciation (depreciation) during the period	84,722	1,610,413	(619,562)

Net increase (decrease) in assets from operations	(208,490)	1,095,571	(808,787)

Changes from principal transactions:
Transfer of net premiums	34,377	738,334	841,853
Transfer on terminations	(18,950)	(400,618)	(245,860)
Transfer on policy loans	—	(29,161)	(22,993)
Net interfund transfers	(181,776)	1,457,126	1,028,037

Net increase (decrease) in assets from principal transactions	(166,349)	1,765,681	1,601,037

Total increase (decrease) in assets	(374,839)	2,861,252	792,250

Assets, beginning of period	374,839	2,861,205	2,068,955

Assets, end of period	—	$5,722,457	$2,861,205

(s)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(aq)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

See accompanying notes.

70

Sub-Account
Small Cap Value Trust Series 1		Small Company Trust Series 0		Small Company Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08

$11,388	$16,880	$10	—	$1,507	—

11,388	16,880	10	—	1,507	—

—	2,036	—	4	—	2,120
(627,345)	(1,057,332)	(1,923)	(264)	(533,439)	(839,500)

(627,345)	(1,055,296)	(1,923)	(260)	(533,439)	(837,380)
406,647	(78,378)	1,994	(1,345)	539,923	5,194

(209,310)	(1,116,794)	81	(1,605)	7,991	(832,186)

112,430	120,033	466	1,785	10,340	54,135
(470,581)	(68,622)	(239)	(465)	(16,892)	(158,698)
(13,781)	935	—	—	558	(13,785)
(190,718)	3,721,832	(3,087)	—	(501,849)	(551,552)

(562,650)	3,774,178	(2,860)	1,320	(507,843)	(669,900)

(771,960)	2,657,384	(2,779)	(285)	(499,852)	(1,502,086)

3,377,013	719,629	2,779	3,064	499,852	2,001,938

$2,605,053	$3,377,013	—	$2,779	—	$499,852

71

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 0		Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$20,118	$37,861	$52,173	$147,310

Net investment income (loss)	20,118	37,861	52,173	147,310

Realized gains (losses) on investments:
Capital gain distributions	593,299	71,932	1,813,288	387,442
Net realized gains (losses)	(844,057)	(319,803)	(3,269,646)	(1,169,596)

Realized gains (losses)	(250,758)	(247,871)	(1,456,358)	(782,154)
Unrealized appreciation (depreciation) during the period	1,506,292	(1,254,990)	5,010,375	(5,610,862)

Net increase (decrease) in assets from operations	1,275,652	(1,465,000)	3,606,190	(6,245,706)

Changes from principal transactions:
Transfer of net premiums	680,723	917,738	892,643	1,161,369
Transfer on terminations	(443,461)	(385,536)	(2,221,156)	(3,404,429)
Transfer on policy loans	(97,015)	(27,620)	(121,662)	(130,114)
Net interfund transfers	355,890	1,575,309	(343,650)	737,913

Net increase (decrease) in assets from principal transactions	496,137	2,079,891	(1,793,825)	(1,635,261)

Total increase (decrease) in assets	1,771,789	614,891	1,812,365	(7,880,967)

Assets, beginning of period	4,144,846	3,529,955	14,337,181	22,218,148

Assets, end of period	$5,916,635	$4,144,846	$16,149,546	$14,337,181

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

72

Sub-Account
Smaller Company Growth Trust Series 0	Smaller Company Growth Trust Series 1	Strategic Bond Trust Series 0
Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	$158,290	$101,219

—	—	158,290	101,219

—	—	—	—
245	10,023	(82,803)	(36,103)

245	10,023	(82,803)	(36,103)
97,231	1,426,396	296,775	(293,507)

97,476	1,436,419	372,262	(228,391)

27,196	206,904	284,937	261,472
(19,758)	(464,761)	(190,934)	(115,275)
(762)	(71,673)	(18,596)	(1,830)
1,867,143	27,650,318	388,662	372,188

1,873,819	27,320,788	464,069	516,555

1,971,295	28,757,207	836,331	288,164
—	—	1,325,891	1,037,727

$1,971,295	$28,757,207	$2,162,222	$1,325,891

73

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 1		Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$687,970	$697,939	$199,619	$179,767

Net investment income (loss)	687,970	697,939	199,619	179,767

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(449,997)	(263,704)	(54,259)	(12,547)

Realized gains (losses)	(449,997)	(263,704)	(54,259)	(12,547)
Unrealized appreciation (depreciation) during the period	1,557,874	(2,188,222)	481,142	(306,339)

Net increase (decrease) in assets from operations	1,795,847	(1,753,987)	626,502	(139,119)

Changes from principal transactions:
Transfer of net premiums	447,807	584,280	432,104	310,647
Transfer on terminations	(1,275,054)	(1,408,474)	(186,459)	(119,804)
Transfer on policy loans	153,422	(5,540)	1,050	(6,463)
Net interfund transfers	(342,234)	(1,018,234)	874,525	650,216

Net increase (decrease) in assets from principal transactions	(1,016,059)	(1,847,968)	1,121,220	834,596

Total increase (decrease) in assets	779,788	(3,601,955)	1,747,722	695,477

Assets, beginning of period	8,350,339	11,952,294	1,932,692	1,237,215

Assets, end of period	$9,130,127	$8,350,339	$3,680,414	$1,932,692

See accompanying notes.

74

Sub-Account
Strategic Income Trust Series 1		Total Bond Market Trust B Series 0		Total Return Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$105,771	$145,002	$380,464	$179,801	$677,086	$409,932

105,771	145,002	380,464	179,801	677,086	409,932

—	—	—	—	612,794	63,416
(35,312)	(1,984)	(1,448)	(8,552)	41,290	(11,378)

(35,312)	(1,984)	(1,448)	(8,552)	654,084	52,038
295,351	(268,425)	(111,616)	(21,351)	544,950	(273,352)

365,810	(125,407)	267,400	149,898	1,876,120	188,618

143,876	197,830	1,090,755	976,964	2,702,339	1,359,319
(170,828)	(131,689)	(539,313)	(223,450)	(1,424,269)	(770,268)
—	—	(2,534)	(95,452)	(52,777)	2,346
245,321	149,655	3,761,064	610,910	5,506,000	5,342,777

218,369	215,796	4,309,972	1,268,972	6,731,293	5,934,174

584,179	90,389	4,577,372	1,418,870	8,607,413	6,122,792

1,339,349	1,248,960	3,718,773	2,299,903	10,281,839	4,159,047

$1,923,528	$1,339,349	$8,296,145	$3,718,773	$18,889,252	$10,281,839

75

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust Series 1		Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,162,937	$1,160,322	$40,078	$30,583

Net investment income (loss)	1,162,937	1,160,322	40,078	30,583

Realized gains (losses) on investments:
Capital gain distributions	1,382,276	265,793	—	2,208
Net realized gains (losses)	(169,081)	(143,202)	(242,084)	(84,910)

Realized gains (losses)	1,213,195	122,591	(242,084)	(82,702)
Unrealized appreciation (depreciation) during the period	1,302,321	(626,452)	824,007	(696,657)

Net increase (decrease) in assets from operations	3,678,453	656,461	622,001	(748,776)

Changes from principal transactions:
Transfer of net premiums	1,518,065	1,437,049	452,319	463,334
Transfer on terminations	(8,388,849)	(2,440,199)	(226,374)	(126,293)
Transfer on policy loans	(139,234)	(65,247)	(4,382)	(9,285)
Net interfund transfers	9,140,960	1,322,856	604,619	464,538

Net increase (decrease) in assets from principal transactions	2,130,942	254,459	826,182	792,294

Total increase (decrease) in assets	5,809,395	910,920	1,448,183	43,518

Assets, beginning of period	24,125,362	23,214,442	1,469,405	1,425,887

Assets, end of period	$29,934,757	$24,125,362	$2,917,588	$1,469,405

(t)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.

See accompanying notes.

76

Sub-Account
Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0	U.S. Core Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (t)	Year Ended Dec. 31/08 (t)

$88,503	$107,335	$7,152	$400,400

88,503	107,335	7,152	400,400

—	12,227	4,295	316,843
(161,580)	168,969	(246,848)	(16,741,584)

(161,580)	181,196	(242,553)	(16,424,741)
1,422,370	(3,174,648)	51,278	4,307,194

1,349,293	(2,886,117)	(184,123)	(11,717,147)

458,468	637,101	67,977	1,894,071
(497,225)	(493,660)	(37,957)	(3,625,354)
(114,801)	(4,640)	(28,079)	(847,907)
431,623	(277,631)	(297,133)	(23,090,939)

278,065	(138,830)	(295,192)	(25,670,129)

1,627,358	(3,024,947)	(479,315)	(37,387,276)

4,849,169	7,874,116	479,315	37,387,276

$6,476,527	$4,849,169	—	—

77

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Global Leaders Growth Trust Series 0	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/08 (af)
Income:
Dividend income distribution	$979	$7,082

Net investment income (loss)	979	7,082

Realized gains (losses) on investments:
Capital gain distributions	34,443	255,015
Net realized gains (losses)	(25,177)	(134,057)

Realized gains (losses)	9,266	120,958
Unrealized appreciation (depreciation) during the period	(1,032)	(120,611)

Net increase (decrease) in assets from operations	9,213	7,429

Changes from principal transactions:
Transfer of net premiums	43,013	67,029
Transfer on terminations	(39,582)	(27,664)
Transfer on policy loans	(374)	(5,730)
Net interfund transfers	(272,966)	(2,017,830)

Net increase (decrease) in assets from principal transactions	(269,909)	(1,984,195)

Total increase (decrease) in assets	(260,696)	(1,976,766)

Assets, beginning of period	260,696	1,976,766

Assets, end of period	—	—

(af)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

78

Sub-Account
U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1		U.S. High Yield Bond Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$130,726	$102,841	$359,501	$457,151	$231,133	$48,713

130,726	102,841	359,501	457,151	231,133	48,713

80,636	—	296,261	—	—	—
(22,364)	(13,118)	(261,549)	(432,685)	32,629	(32,227)

58,272	(13,118)	34,712	(432,685)	32,629	(32,227)
63,560	(61,872)	553,631	(237,135)	480,303	(185,982)

252,558	27,851	947,844	(212,669)	744,065	(169,496)

925,730	197,290	691,380	918,667	361,963	218,661
(204,870)	(135,601)	(2,212,594)	(2,297,924)	(255,394)	(167,481)
(5,347)	(4,904)	89,974	(84,711)	(3,529)	—
433,456	2,529,363	483,011	(161,972)	981,432	655,045

1,148,969	2,586,148	(948,229)	(1,625,940)	1,084,472	706,225

1,401,527	2,613,999	(385)	(1,838,609)	1,828,537	536,729

3,059,141	445,142	11,643,008	13,481,617	928,594	391,865

$4,460,668	$3,059,141	$11,642,623	$11,643,008	$2,757,131	$928,594

79

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$225,249	$45,871	$12,607	$57,525

Net investment income (loss)	225,249	45,871	12,607	57,525

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	646,767	(12,229)	(839,927)	(103,360)

Realized gains (losses)	646,767	(12,229)	(839,927)	(103,360)
Unrealized appreciation (depreciation) during the period	202,796	(193,971)	837,330	(772,646)

Net increase (decrease) in assets from operations	1,074,812	(160,329)	10,010	(818,481)

Changes from principal transactions:
Transfer of net premiums	131,451	199,019	177,339	691,287
Transfer on terminations	(177,721)	(29,030)	(60,726)	(243,124)
Transfer on policy loans	(5,060)	(3,448)	(5,140)	(20,394)
Net interfund transfers	497,481	407,717	(1,875,821)	562,566

Net increase (decrease) in assets from principal transactions	446,151	574,258	(1,764,348)	990,335

Total increase (decrease) in assets	1,520,963	413,929	(1,754,338)	171,854

Assets, beginning of period	1,019,425	605,496	1,754,338	1,582,484

Assets, end of period	$2,540,388	$1,019,425	—	$1,754,338

(ar)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

80

Sub-Account
U.S. Large Cap Trust Series 1		Utilities Trust Series 0		Utilities Trust Series 1
Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$149,510	$860,815	$163,174	$91,318	$172,714	$226,203

149,510	860,815	163,174	91,318	172,714	226,203

—	—	—	75,254	—	267,212
(10,545,456)	224,617	(467,106)	(259,065)	(1,129,337)	(2,908,668)

(10,545,456)	224,617	(467,106)	(183,811)	(1,129,337)	(2,641,456)
10,156,661	(18,239,565)	1,238,643	(1,135,560)	1,983,424	(423,072)

(239,285)	(17,154,133)	934,711	(1,228,053)	1,026,801	(2,838,325)

778,641	2,520,134	719,761	683,544	240,608	269,265
(1,376,958)	(5,336,527)	(366,795)	(262,586)	(619,179)	(961,009)
144,635	(55,905)	(32,495)	(21,110)	(30,705)	(35,198)
(25,053,006)	(1,241,286)	698,956	1,330,581	1,205,992	(1,614,494)

(25,506,688)	(4,113,584)	1,019,427	1,730,429	796,716	(2,341,436)

(25,745,973)	(21,267,717)	1,954,138	502,376	1,823,517	(5,179,761)

25,745,973	47,013,690	2,371,852	1,869,476	3,792,853	8,972,614

—	$25,745,973	$4,325,990	$2,371,852	$5,616,370	$3,792,853

81

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust Series 0		Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$27,083	$22,501	$164,094	$184,881

Net investment income (loss)	27,083	22,501	164,094	184,881

Realized gains (losses) on investments:
Capital gain distributions	—	51,803	—	519,456
Net realized gains (losses)	(407,272)	(413,943)	(1,359,344)	288,320

Realized gains (losses)	(407,272)	(362,140)	(1,359,344)	807,776
Unrealized appreciation (depreciation) during the period	1,038,431	(600,493)	5,630,226	(9,395,016)

Net increase (decrease) in assets from operations	658,242	(940,132)	4,434,976	(8,402,359)

Changes from principal transactions:
Transfer of net premiums	387,461	486,291	759,223	917,100
Transfer on terminations	(295,423)	(238,078)	(1,735,981)	(1,766,264)
Transfer on policy loans	(9,679)	(10,194)	(157,899)	46,398
Net interfund transfers	207,990	341,932	(677,356)	(998,695)

Net increase (decrease) in assets from principal transactions	290,349	579,951	(1,812,013)	(1,801,461)

Total increase (decrease) in assets	948,591	(360,181)	2,622,963	(10,203,820)

Assets, beginning of period	1,500,468	1,860,649	11,712,280	21,916,100

Assets, end of period	$2,449,059	$1,500,468	$14,335,243	$11,712,280

See accompanying notes.

82

Total
Year Ended Dec. 31/09	Year Ended Dec. 31/08

$42,325,755	$42,559,945

42,325,755	42,559,945

29,349,389	37,565,457
(195,045,887)	(70,179,410)

(165,696,498)	(32,613,953)
507,416,609	(633,969,193)

384,045,866	(624,023,201)

419,128,315	460,841,958
(242,078,489)	(207,700,865)
(8,343,701)	(9,903,050)
(54,852,465)	(8,808,319)

113,853,660	234,429,724

497,899,526	(389,593,477)

1,368,698,274	1,758,291,751

$1,866,597,800	$1,368,698,274

83

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2009

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 134 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 6 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2009. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

84

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Diversified Growth & Income Trust	Core Diversified Growth & Income Trust	November 16, 2009
Index Allocation Trust	Core Strategy Trust	May 4, 2009
Turner Core Growth Trust	Large Cap Growth Trust	November 16, 2009

The following sub-accounts of the Account were commenced as investment options:

New Fund	Effective Date
Alpha Opportunities Trust	May 4, 2009
American Diversified Growth & Income Trust	May 4, 2009
American Fundamental Holdings Trust	May 4, 2009
American Global Diversification Trust	May 4, 2009
American New World Trust	May 4, 2009
Balanced Trust	May 4, 2009
International Small Company Trust	November 16, 2009
Smaller Company Growth Trust	November 16, 2009

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
Classic Value Trust	Equity-Income Trust	May 4, 2009
Core Equity Trust	Fundamental Value Trust	May 4, 2009
Emerging Small Company Trust	Smaller Company Growth Trust	November 16, 2009
Global Allocation Trust	Lifestyle Balanced Trust	November 16, 2009
Global Real Estate Trust	Real Estate Securities Trust	November 16, 2009
Income & Value Trust	American Asset Allocation Trust	May 4, 2009
International Small Cap Trust	International Small Company Trust	November 16, 2009
Mid Cap Intersection Trust	Mid Cap Index Trust	November 16, 2009
Mid Cap Value Trust	Mid Value Trust	May 4, 2009
Small Company Trust	Small Company Value Trust	May 4, 2009
U.S. Large Cap Trust	American Growth-Income Trust	May 4, 2009
CSI Equity Trust	Money Market Trust B	December 29, 2009

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

85

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life Insurance Company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position, taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

86

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2009.

Mutual Funds
Level 1	$1,866,597,800
Level 2	—
Level 3	—

$1,866,597,800

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

87

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

4.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$18,321,103	$8,630,076
500 Index Trust Series 1	4,261,369	6,345,867
Active Bond Trust Series 0	1,802,081	918,076
Active Bond Trust Series 1	981,645	1,305,633
All Cap Core Trust Series 0	265,958	94,053
All Cap Core Trust Series 1	394,790	1,103,774
All Cap Growth Trust Series 0	272,658	122,882
All Cap Growth Trust Series 1	411,262	1,760,963
All Cap Value Trust Series 0	1,331,817	626,017
All Cap Value Trust Series 1	1,100,365	1,113,932
Alpha Opportunities Trust Series 0	57,050	3,914
Alpha Opportunities Trust Series 1	77,807	428
American Asset Allocation Trust Series 1	24,836,854	3,617,738
American Blue Chip Income and Growth Trust Series 1	2,689,408	1,989,708
American Bond Trust Series 1	1,557,551	1,573,526
American Fundamental Holdings Trust Series 1	423,639	57,786
American Global Diversification Trust Series 1	2,847,189	2,324,946
American Growth Trust Series 1	12,543,007	13,305,895
American Growth-Income Trust Series 1	32,777,404	4,520,886
American International Trust Series 1	11,025,915	4,863,763
American New World Trust Series 1	2,350,452	1,935,168
Balanced Trust Series 0	187,775	43,195
Blue Chip Growth Trust Series 0	4,092,549	1,732,191
Blue Chip Growth Trust Series 1	2,989,365	6,236,329
Capital Appreciation Trust Series 0	3,390,238	508,762
Capital Appreciation Trust Series 1	4,598,336	5,018,905
Capital Appreciation Value Trust Series 0	682,286	182,455
Capital Appreciation Value Trust Series 1	99,403	4,882
Classic Value Trust Series 0	260,668	1,683,525
Classic Value Trust Series 1	181,676	1,622,448
Core Allocation Plus Trust Series 0	1,752,370	159,711
Core Allocation Plus Trust Series 1	112,163	15,700
Core Bond Trust Series 0	1,497,578	613,015
Core Bond Trust Series 1	2,591,617	2,692,949
Core Diversified Growth & Income Trust Series 1	241,448	31,860
Core Equity Trust Series 0	80,529	629,345
Core Equity Trust Series 1	43,761	848,348
Core Strategy Trust Series 0	2,653,765	722,942
Core Strategy Trust Series 1	160,750	120,034
Disciplined Diversification Trust Series 0	3,959,987	291,582
Disciplined Diversification Trust Series 1	79,534	13,556
Emerging Markets Value Trust Series 0	1,475,754	273,941
Emerging Markets Value Trust Series 1	1,892,870	523,427
Emerging Small Company Trust Series 0	546,969	2,022,394
Emerging Small Company Trust Series 1	551,752	30,587,377

88

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Equity-Income Trust Series 0	$5,115,051	$1,748,235
Equity-Income Trust Series 1	5,049,045	10,634,083
Financial Services Trust Series 0	724,131	657,812
Financial Services Trust Series 1	376,369	850,457
Franklin Templeton Founding Allocation Trust Series 0	2,195,354	499,607
Franklin Templeton Founding Allocation Trust Series 1	171,771	53,628
Fundamental Value Trust Series 0	2,264,577	1,151,298
Fundamental Value Trust Series 1	1,993,313	5,745,628
Global Allocation Trust Series 0	907,353	3,335,391
Global Allocation Trust Series 1	170,052	2,273,998
Global Bond Trust Series 0	6,498,764	1,771,255
Global Bond Trust Series 1	3,050,127	1,736,457
Global Real Estate Trust Series 0	429,102	476,823
Global Real Estate Trust Series 1	272,042	281,689
Global Trust Series 0	1,164,612	627,109
Global Trust Series 1	568,783	1,660,952
Health Sciences Trust Series 0	1,667,332	1,355,018
Health Sciences Trust Series 1	5,112,850	5,145,437
High Yield Trust Series 0	5,433,541	2,555,511
High Yield Trust Series 1	2,566,947	3,251,144
Income & Value Trust Series 0	196,220	609,535
Income & Value Trust Series 1	567,900	20,407,185
International Core Trust Series 0	1,447,840	587,734
International Core Trust Series 1	1,464,679	2,832,071
International Equity Index Trust A Series 1	1,868,216	1,855,004
International Equity Index Trust B Series 0	5,107,787	1,736,880
International Opportunities Trust Series 0	1,937,542	888,885
International Opportunities Trust Series 1	2,755,073	1,663,278
International Small Cap Trust Series 0	2,220,338	5,169,417
International Small Cap Trust Series 1	2,653,967	10,520,275
International Small Company Trust Series 0	4,674,690	133,092
International Small Company Trust Series 1	9,702,051	203,392
International Value Trust Series 0	2,426,701	1,202,157
International Value Trust Series 1	2,056,774	5,632,444
Investment Quality Bond Trust Series 0	2,666,737	1,019,210
Investment Quality Bond Trust Series 1	1,717,430	2,411,681
Large Cap Trust Series 0	1,179,170	985,801
Large Cap Trust Series 1	1,047,839	2,382,480
Large Cap Value Trust Series 0	4,990,714	1,324,021
Large Cap Value Trust Series 1	2,459,229	3,158,976
Lifestyle Aggressive Trust Series 0	18,985,155	6,094,910
Lifestyle Aggressive Trust Series 1	2,293,394	4,798,865
Lifestyle Balanced Trust Series 0	47,301,119	10,915,137
Lifestyle Balanced Trust Series 1	9,209,834	10,816,126
Lifestyle Conservative Trust Series 0	8,233,176	1,954,775
Lifestyle Conservative Trust Series 1	2,499,127	4,805,566
Lifestyle Growth Trust Series 0	53,003,808	13,358,554
Lifestyle Growth Trust Series 1	8,072,873	9,784,859
Lifestyle Moderate Trust Series 0	11,383,051	2,283,779
Lifestyle Moderate Trust Series 1	4,784,907	2,284,400
Mid Cap Index Trust Series 0	2,151,044	540,363

89

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Mid Cap Index Trust Series 1	$1,136,470	$2,031,077
Mid Cap Intersection Trust Series 0	106,412	282,985
Mid Cap Intersection Trust Series 1	28,707	32,549
Mid Cap Stock Trust Series 0	2,811,676	2,295,018
Mid Cap Stock Trust Series 1	573,863	4,639,020
Mid Cap Value Trust Series 0	375,965	2,954,127
Mid Cap Value Trust Series 1	257,507	10,562,149
Mid Value Trust Series 0	4,832,051	1,222,814
Mid Value Trust Series 1	10,061,183	1,868,772
Money Market Trust B Series 0	149,559,837	124,521,959
Money Market Trust Series 1	30,166,011	41,810,790
Natural Resources Trust Series 0	8,552,263	2,521,602
Natural Resources Trust Series 1	7,131,139	4,880,300
Optimized All Cap Trust Series 0	1,283,307	519,365
Optimized All Cap Trust Series 1	173,774	160,225
Optimized Value Trust Series 0	82,691	14,950
Optimized Value Trust Series 1	347,946	41,422
Overseas Equity Trust Series 0	937,984	408,205
Pacific Rim Trust Series 0	1,814,743	942,120
Pacific Rim Trust Series 1	4,666,904	5,864,619
Real Estate Securities Trust Series 0	2,737,844	851,175
Real Estate Securities Trust Series 1	1,607,233	3,534,311
Real Return Bond Trust Series 0	3,134,847	1,696,140
Real Return Bond Trust Series 1	1,469,452	1,120,672
Science & Technology Trust Series 0	2,440,653	1,669,153
Science & Technology Trust Series 1	4,703,053	4,943,086
Short-Term Bond Trust Series 0	1,613,017	544,515
Small Cap Growth Trust Series 0	2,345,869	1,124,164
Small Cap Growth Trust Series 1	384,674	253,004
Small Cap Index Trust Series 0	1,984,230	445,958
Small Cap Index Trust Series 1	838,895	990,001
Small Cap Opportunities Trust Series 0	660,341	246,121
Small Cap Opportunities Trust Series 1	1,751,629	2,123,283
Small Cap Value Trust Series 0	2,831,490	1,035,132
Small Cap Value Trust Series 1	2,677,881	3,229,142
Small Company Trust Series 0	587	3,438
Small Company Trust Series 1	28,666	535,003
Small Company Value Trust Series 0	2,429,298	1,319,744
Small Company Value Trust Series 1	4,155,257	4,083,621
Smaller Company Growth Trust Series 0	1,894,292	20,472
Smaller Company Growth Trust Series 1	27,997,262	676,474
Strategic Bond Trust Series 0	1,121,828	499,470
Strategic Bond Trust Series 1	1,279,493	1,607,582
Strategic Income Trust Series 0	1,942,868	622,029
Strategic Income Trust Series 1	687,202	363,063
Total Bond Market Trust B Series 0	6,162,257	1,471,821
Total Return Trust Series 0	11,399,832	3,378,660
Total Return Trust Series 1	13,186,558	8,510,403
Total Stock Market Index Trust Series 0	1,457,824	591,563
Total Stock Market Index Trust Series 1	1,456,729	1,090,161
U.S. Government Securities Trust Series 0	2,207,718	847,387

90

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
U.S. Government Securities Trust Series 1	$2,172,025	$2,464,491
U.S. High Yield Bond Trust Series 0	2,206,750	891,145
U.S. High Yield Bond Trust Series 1	5,828,673	5,157,272
U.S. Large Cap Trust Series 0	434,533	2,186,274
U.S. Large Cap Trust Series 1	587,219	25,944,397
Utilities Trust Series 0	1,896,198	713,598
Utilities Trust Series 1	2,859,334	1,889,903
Value Trust Series 0	817,480	500,049
Value Trust Series 1	736,252	2,384,171
All Asset Portfolio Series 0	2,260,248	458,787
All Asset Portfolio Series 1	1,087,927	253,563
Brandes International Equity Trust	1,733,097	579,892
Business Opportunity Value Trust	1,490,022	493,210
CSI Equity Trust	2,164,650	4,891,096
Frontier Capital Appreciation Trust	1,064,466	253,238
Large Cap Growth Trust	907,369	420,422

	$782,977,423	$597,448,612

5.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

6.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

91

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

92

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	3,715,959	3,519,327	3,377,590	3,985,641	—
Units issued	948,103	727,341	656,369	274,420	4,349,389
Units redeemed	(639,650)	(530,709)	(514,632)	(882,471)	(363,748)

Units, end of period	4,024,412	3,715,959	3,519,327	3,377,590	3,985,641

Unit value, end of period $	21.05	16.66	$26.53	15.76 to 25.20	13.63 to 21.81
Assets, end of period $	66,955,037	45,694,591	65,187,967	54,754,038	$54,369,746
Investment income ratio*	2.43%	2.27%	3.00%	1.14%	0.00%
Total return, lowest to highest**	24.08% to 31.02%	(37.19%) to (24.71%)	1.47% to 5.25%	13.10% to 15.57%	2.90% to 9.07%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,803,876	3,042,197	3,238,434	3,760,865	3,558,971
Units issued	455,478	295,642	307,967	558,512	638,838
Units redeemed	(723,080)	(533,963)	(504,204)	(1,080,943)	(436,944)

Units, end of period	2,536,274	2,803,876	3,042,197	3,238,434	3,760,865

Unit value, end of period $	10.78	8.58	13.66	13.02	11.30
Assets, end of period $	27,344,213	24,041,913	41,542,238	42,156,390	42,477,407
Investment income ratio*	1.71%	0.71%	2.22%	0.94%	1.50%
Total return, lowest to highest**	25.74%	(37.21%)	4.90%	15.27%	4.29%

93

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	38,814	18,418	4,172	—
Units issued	36,991	26,834	17,127	4,810
Units redeemed	(19,821)	(6,438)	(2,881)	(638)

Units, end of period	55,984	38,814	18,418	4,172

Unit value, end of period $	50.05	40.09	44.78	43.05
Assets, end of period $	2,802,114	1,555,883	824,734	179,570
Investment income ratio*	7.80%	6.63%	10.09%	0.52%
Total return, lowest to highest**	18.30% to 24.86%	(10.55%) to (7.37%)	2.87% to 4.03%	4.44% to 5.10%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	671,816	786,841	828,866	906,616	—
Units issued	25,873	29,705	72,230	72,511	1,281,945
Units redeemed	(95,601)	(144,730)	(114,255)	(150,261)	(375,329)

Units, end of period	602,088	671,816	786,841	828,866	906,616

Unit value, end of period $	15.41	12.34	13.80	13.26	12.70
Assets, end of period $	9,274,908	8,292,245	10,855,803	10,990,886	11,513,291
Investment income ratio*	7.22%	5.22%	8.81%	2.77%	0.00%
Total return, lowest to highest**	24.81%	(10.53%)	4.05%	4.42%	1.59%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

94

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	163,860	9,425	2,781	135	—
Units issued	190,209	188,282	7,717	3,145	135
Units redeemed	(40,508)	(33,847)	(1,073)	(499)	—

Units, end of period	313,561	163,860	9,425	2,781	135

Unit value, end of period $	12.05	9.93	11.84	10.97	10.51
Assets, end of period $	3,776,734	1,626,878	111,631	30,493	1,420
Investment income ratio*	7.75%	8.30%	8.85%	7.25%	12.18%
Total return, lowest to highest**	14.85% to 21.32%	(17.73%) to (12.60%)	5.74% to 8.00%	3.40% to 5.33%	1.92%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	100,883	81,342	79,490	57,862	6,742
Units issued	58,470	207,113	12,737	35,431	61,430
Units redeemed	(16,595)	(187,572)	(10,885)	(13,803)	(10,310)

Units, end of period	142,758	100,883	81,342	79,490	57,862

Unit value, end of period $	17.00	14.01	16.72	15.48	14.83
Assets, end of period $	2,427,274	1,413,930	1,359,873	1,230,463	858,236
Investment income ratio*	8.03%	4.37%	7.29%	5.55%	4.96%
Total return, lowest to highest**	21.32%	(16.17%)	8.00%	4.36%	5.95%

95

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	49,976	26,819	11,893	—
Units issued	28,853	37,805	22,754	12,575
Units redeemed	(10,667)	(14,648)	(7,828)	(682)

Units, end of period	68,162	49,976	26,819	11,893

Unit value, end of period $	10.36	8.05	13.34	12.98
Assets, end of period $	706,085	402,516	357,657	154,432
Investment income ratio*	1.83%	2.26%	1.58%	0.13%
Total return, lowest to highest**	24.46% to 33.05%	(39.60%) to (26.69%)	0.17% to 2.70%	10.72% to 14.77%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	564,515	643,519	743,412	828,823	983,111
Units issued	20,041	17,373	54,025	149,820	35,817
Units redeemed	(79,484)	(96,377)	(153,918)	(235,231)	(190,105)

Units, end of period	505,072	564,515	643,519	743,412	828,823

Unit value, end of period $	16.60	12.92	21.40	20.85	18.17
Assets, end of period $	8,382,602	7,293,346	13,771,188	15,496,358	15,056,619
Investment income ratio*	1.60%	1.65%	1.41%	0.68%	0.79%
Total return, lowest to highest**	28.47%	(39.63%)	2.66%	14.75%	9.08%

96

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	42,311	23,031	15,291	—
Units issued	31,699	52,806	32,831	17,562
Units redeemed	(14,680)	(33,526)	(25,091)	(2,271)

Units, end of period	59,330	42,311	23,031	15,291

Unit value, end of period $	9.80	8.09	13.92	12.42
Assets, end of period $	581,165	342,145	320,583	189,900
Investment income ratio*	0.93%	0.53%	0.16%	0.00%
Total return, lowest to highest**	21.13% to 23.48%	(41.91%) to (26.41%)	4.36% to 12.08%	2.94% to 6.63%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	494,714	615,575	706,258	746,548	813,617
Units issued	23,250	19,782	29,987	64,128	46,378
Units redeemed	(111,584)	(140,643)	(120,670)	(104,418)	(113,447)

Units, end of period	406,380	494,714	615,575	706,258	746,548

Unit value, end of period $	18.35	15.15	26.10	23.29	21.85
Assets, end of period $	7,456,831	7,496,409	16,066,423	16,449,878	16,315,444
Investment income ratio*	0.70%	0.28%	0.05%	0.00%	0.00%
Total return, lowest to highest**	21.09%	(41.94%)	12.06%	6.58%	8.98%

97

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec.0 31/06 (a)
Units, beginning of period	109,590	55,282	13,493	—
Units issued	131,254	80,202	54,729	17,209
Units redeemed	(59,549)	(25,894)	(12,940)	(3,716)

Units, end of period	181,295	109,590	55,282	13,493

Unit value, end of period $	12.38	9.78	13.74	12.64
Assets, end of period $	2,244,835	1,071,959	759,424	170,565
Investment income ratio*	0.64%	1.10%	2.38%	0.01%
Total return, lowest to highest**	22.43% to 31.77%	(28.80%) to (19.83%)	2.47% to 8.68%	6.65% to 13.82%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	208,134	184,657	200,061	190,173	348,168
Units issued	78,485	41,713	24,805	47,919	59,250
Units redeemed	(78,064)	(18,236)	(40,209)	(38,031)	(217,245)

Units, end of period	208,555	208,134	184,657	200,061	190,173

Unit value, end of period $	17.15	13.54	19.02	17.55	15.44
Assets, end of period $	3,576,033	2,818,708	3,511,406	3,511,855	2,935,720
Investment income ratio*	0.51%	0.89%	1.75%	0.90%	0.56%
Total return, lowest to highest**	26.61%	(28.78%)	8.32%	13.71%	5.71%

98

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Alpha Opportunities Trust Series 0
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	4,560
Units redeemed	(313)

Units, end of period	4,247

Unit value, end of period $	12.73
Assets, end of period $	54,076
Investment income ratio*	0.79%
Total return, lowest to highest**	26.89% to 27.31%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Sub-Account
Alpha Opportunities Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	6,780
Units redeemed	(36)

Units, end of period	6,744

Unit value, end of period $	12.07
Assets, end of period $	81,384
Investment income ratio*	0.66%
Total return, lowest to highest**	20.69%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

99

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	260,111	—
Units issued	3,234,430	301,470
Units redeemed	(446,797)	(41,359)

Units, end of period	3,047,744	260,111

Unit value, end of period $	8.98	7.26
Assets, end of period $	27,353,571	1,888,618
Investment income ratio*	2.79%	7.29%
Total return, lowest to highest**	18.28% to 25.85%	(28.47%) to (19.62%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	610,479	465,570	358,100	244,289	179,279
Units issued	226,391	228,811	195,210	132,663	80,849
Units redeemed	(175,631)	(83,902)	(87,740)	(18,852)	(15,839)

Units, end of period	661,239	610,479	465,570	358,100	244,289

Unit value, end of period $	10.64	12.48 to 8.36	13.21 to 19.72	12.99 to 19.40	16.58
Assets, end of period $	8,411,946	6,477,340	8,273,820	6,749,187	4,051,366
Investment income ratio*	1.70%	4.52%	2.50%	0.50%	0.27%
Total return, lowest to highest**	25.79% to 31.48%	(36.72%) to (22.98%)	(2.84%) to 1.65%	13.18% to 16.99%	6.76%

100

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (r)
Units, beginning of period	431,619	314,461	87,501	3,980	—
Units issued	123,511	193,030	643,737	87,757	3,996
Units redeemed	(132,470)	(75,872)	(416,777)	(4,236)	(16)

Units, end of period	422,660	431,619	314,461	87,501	3,980

Unit value, end of period $	11.24 to 14.05	10.02 to 12.52	11.10 to 13.87	10.78 to 13.47	10.11 to 12.64
Assets, end of period $	5,134,314	4,710,940	3,942,230	1,123,885	50,313
Investment income ratio*	2.67%	9.93%	4.22%	0.00%	0.00%
Total return, lowest to highest**	8.40% to 12.21%	(10.67%) to (6.10%)	2.36% to 2.96%	5.39% to 6.57%	1.13%

(r)	Reflects the period from commencement of operations on October 31, 2005 through December 31, 2005.

Sub-Account
American Fundamental Holdings Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	36,372
Units redeemed	(4,994)

Units, end of period	31,378

Unit value, end of period $	11.92
Assets, end of period $	374,032
Investment income ratio*	4.60%
Total return, lowest to highest**	18.47% to 19.20%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

101

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
American Global Diversification Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	239,096
Units redeemed	(186,160)

Units, end of period	52,936

Unit value, end of period $	12.59
Assets, end of period $	666,617
Investment income ratio*	0.90%
Total return, lowest to highest**	23.51% to 25.94%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	3,191,497	2,342,984	1,738,879	1,143,247	545,616
Units issued	719,046	1,671,199	892,176	700,598	673,912
Units redeemed	(1,167,310)	(822,686)	(288,071)	(104,966)	(76,281)

Units, end of period	2,743,233	3,191,497	2,342,984	1,738,879	1,143,247

Unit value, end of period $	11.40	12.36 to 8.21	14.71	13.15 to 19.79	11.97 to 18.02
Assets, end of period $	37,488,254	33,818,004	46,630,648	33,139,292	20,601,851
Investment income ratio*	0.25%	2.13%	1.21%	0.29%	0.00%
Total return, lowest to highest**	25.08% to 42.05%	(44.20%) to (31.29%)	3.36% to 11.94%	5.98% to 9.80%	8.06% to 15.79%

102

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,256,460	1,040,281	679,810	521,355	449,119
Units issued	2,680,851	470,399	441,217	216,940	149,136
Units redeemed	(377,745)	(254,220)	(80,746)	(58,485)	(76,900)

Units, end of period	3,559,566	1,256,460	1,040,281	679,810	521,355

Unit value, end of period $	10.69	8.17	13.20 to 19.70	12.61 to 18.83	10.99 to 16.40
Assets, end of period $	50,592,525	12,746,026	18,035,767	12,406,440	8,548,154
Investment income ratio*	1.53%	2.27%	2.89%	1.04%	0.45%
Total return, lowest to highest**	23.68% to 33.69%	(38.08%) to (24.49%)	(0.67%) to 4.64%	11.61% to 14.80%	2.77% to 5.44%

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,589,088	1,335,767	953,997	691,580	464,968
Units issued	425,526	666,694	613,619	465,773	275,981
Units redeemed	(323,642)	(413,373)	(231,849)	(203,356)	(49,369)

Units, end of period	1,690,972	1,589,088	1,335,767	953,997	691,580

Unit value, end of period $	14.46	17.85 to 10.14	17.60 to 30.98	14.72 to 25.91	12.41 to 21.86
Assets, end of period $	31,946,083	21,999,643	35,473,301	22,969,248	15,109,849
Investment income ratio*	1.19%	4.09%	2.31%	0.86%	0.64%
Total return, lowest to highest**	27.67% to 46.99%	(42.37%) to (26.02%)	9.35% to 19.58%	10.32% to 18.54%	12.31% to 21.07%

103

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
American New World Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	186,355
Units redeemed	(148,426)

Units, end of period	37,929

Unit value, end of period $	13.36
Assets, end of period $	506,673
Investment income ratio*	0.55%
Total return, lowest to highest**	30.38% to 33.58%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
Sub-Account
Balanced Trust Series 0
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	16,728
Units redeemed	(3,856)

Units, end of period	12,872

Unit value, end of period $	11.91
Assets, end of period $	153,313
Investment income ratio*	1.80%
Total return, lowest to highest**	18.83% to 19.11%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

104

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	88,681	40,793	7,642	29	—
Units issued	90,411	64,266	39,576	9,536	29
Units redeemed	(39,072)	(16,378)	(6,425)	(1,923)	—

Units, end of period	140,020	88,681	40,793	7,642	29

Unit value, end of period $	56.75	39.69	69.05	61.21	55.85
Assets, end of period $	7,945,860	3,519,833	2,816,663	467,688	1,594
Investment income ratio*	0.19%	0.40%	0.81%	0.03%	0.00%
Total return, lowest to highest**	26.87% to 46.21%	(42.52%) to (28.71%)	5.35% to 12.81%	7.94% to 10.44%	4.67%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,413,536	1,501,232	1,513,575	1,703,650	1,815,010
Units issued	177,272	157,192	193,922	77,248	152,090
Units redeemed	(327,101)	(244,888)	(206,265)	(267,323)	(263,450)

Units, end of period	1,263,707	1,413,536	1,501,232	1,513,575	1,703,650

Unit value, end of period $	23.37	16.36	28.46	25.24	23.03
Assets, end of period $	29,533,414	23,118,554	42,725,551	38,206,324	39,243,002
Investment income ratio*	0.15%	0.32%	0.72%	0.20%	0.40%
Total return, lowest to highest**	42.90%	(42.53%)	12.75%	9.59%	5.60%

105

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	36,365	36,448	438	—
Units issued	65,449	39,229	37,706	892
Units redeemed	(23,121)	(39,312)	(1,696)	(454)

Units, end of period	78,693	36,365	36,448	438

Unit value, end of period $	28.01	22.36	37.17	34.41
Assets, end of period $	2,204,255	813,066	1,354,678	15,086
Investment income ratio*	3.70%	4.49%	3.86%	3.65%
Total return, lowest to highest**	19.34% to 25.28%	(39.84%) to (24.43%)	0.84% to 8.01%	14.79% to 26.78%

(a) Fund available in prior year but no activity.
	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	68,226	46,273	1,426	—
Units issued	127,872	71,242	48,372	2,108
Units redeemed	(43,559)	(49,289)	(3,525)	(682)

Units, end of period	152,539	68,226	46,273	1,426

Unit value, end of period $	13.18	10.58	16.15	15.32
Assets, end of period $	2,010,780	721,884	747,303	21,842
Investment income ratio*	0.76%	0.05%	1.25%	1.63%
Total return, lowest to highest**	19.01% to 27.24%	(34.70%) to (23.56%)	0.63% to 5.44%	11.94% to 13.89%

(a)	Fund available in prior year but no activity.

106

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	176,778	85,512	44,224	53	—
Units issued	323,428	116,994	76,983	52,244	53
Units redeemed	(49,418)	(25,728)	(35,695)	(8,073)	—

Units, end of period	450,788	176,778	85,512	44,224	53

Unit value, end of period $	12.41	8.72	13.89	12.43	12.15
Assets, end of period $	5,593,907	1,540,973	1,187,598	549,868	640
Investment income ratio*	0.40%	0.73%	0.46%	0.00%	0.00%
Total return, lowest to highest**	28.49% to 44.66%	(37.24%) to (23.78%)	7.66% to 11.70%	0.97% to 7.46%	8.44%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,460,124	1,616,971	1,713,529	427,964	215,907
Units issued	449,806	81,782	83,337	1,757,436	387,465
Units redeemed	(471,918)	(238,629)	(179,895)	(471,871)	(175,408)

Units, end of period	1,438,012	1,460,124	1,616,971	1,713,529	427,964

Unit value, end of period $	12.67	8.90	14.18	12.71	12.43
Assets, end of period $	18,217,168	12,999,758	22,931,837	21,773,547	5,317,782
Investment income ratio*	0.27%	0.45%	0.29%	0.00%	0.00%
Total return, lowest to highest**	42.28%	(37.22%)	11.61%	2.26%	13.99%

107

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	52,433	—
Units issued	80,518	61,493
Units redeemed	(22,849)	(9,060)

Units, end of period	110,102	52,433

Unit value, end of period $	9.47	7.27
Assets, end of period $	1,042,522	381,132
Investment income ratio*	2.88%	1.93%
Total return, lowest to highest**	19.68% to 30.98%	(27.77%) to (21.81%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	2,846	—
Units issued	10,974	2,863
Units redeemed	(574)	(17)

Units, end of period	13,246	2,846

Unit value, end of period $	9.46	7.27
Assets, end of period $	125,321	20,677
Investment income ratio*	4.14%	3.07%
Total return, lowest to highest**	30.21%	(27.34%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

108

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	234,705	145,466	35,333	155	—
Units issued	47,977	135,382	135,655	37,458	160
Units redeemed	(282,682)	(46,143)	(25,522)	(2,280)	(5)

Units, end of period	—	234,705	145,466	35,333	155

Unit value, end of period $	5.99	6.23	11.44	13.09	11.27
Assets, end of period $	—	1,462,303	1,664,561	462,509	1,747
Investment income ratio*	1.22%	2.70%	2.74%	2.65%	3.70%
Total return, lowest to highest**	(3.90%) to 0.02%	(45.55%) to (29.61%)	(12.58%) to (12.50%)	13.46% to 16.14%	4.11%

(ah) Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	178,850	598,591	590,103	367,626	14,835
Units issued	22,787	27,580	53,006	376,498	461,900
Units redeemed	(201,637)	(447,321)	(44,518)	(154,021)	(109,109)

Units, end of period	—	178,850	598,591	590,103	367,626

Unit value, end of period $	8.07	8.41	15.44	17.67	15.22
Assets, end of period $	—	1,503,606	9,243,380	10,424,108	5,596,604
Investment income ratio*	1.17%	1.47%	1.61%	1.06%	2.63%
Total return, lowest to highest**	(4.01%)	(45.55%)	(12.58%)	16.04%	9.42%

(ah)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

109

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	24,255	—
Units issued	214,506	26,450
Units redeemed	(19,316)	(2,195)

Units, end of period	219,445	24,255

Unit value, end of period $	8.66	6.91
Assets, end of period $	1,900,818	167,531
Investment income ratio*	2.82%	1.25%
Total return, lowest to highest**	17.53% to 27.67%	(31.54%) to (20.17%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	2,603	—
Units issued	13,580	2,697
Units redeemed	(2,265)	(94)

Units, end of period	13,918	2,603

Unit value, end of period $	8.65	6.91
Assets, end of period $	120,436	17,989
Investment income ratio*	2.99%	0.99%
Total return, lowest to highest**	25.21%	(30.89%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

110

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	46,848	6,608	1,619	—
Units issued	121,385	45,229	6,309	1,819
Units redeemed	(50,621)	(4,989)	(1,320)	(200)

Units, end of period	117,612	46,848	6,608	1,619

Unit value, end of period $	12.67	11.53	11.15	10.48
Assets, end of period $	1,490,182	539,932	73,690	16,975
Investment income ratio*	2.98%	10.35%	8.63%	2.71%
Total return, lowest to highest**	5.61% to 9.93%	1.09% to 3.36%	4.77% to 6.36%	3.76% to 4.71%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	68,377	7,401	6,596	1,342	—
Units issued	174,832	65,912	7,031	6,046	1,360
Units redeemed	(179,927)	(4,936)	(6,226)	(792)	(18)

Units, end of period	63,282	68,377	7,401	6,596	1,342

Unit value, end of period $	15.82	14.39	13.93	13.11	12.63
Assets, end of period $	1,000,953	983,878	103,082	86,467	16,947
Investment income ratio*	2.36%	13.33%	6.90%	3.31%	0.00%
Total return, lowest to highest**	9.94%	3.29%	6.27%	3.79%	1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

111

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/09 (at)
Units, beginning of period	—
Units issued	19,887
Units redeemed	(2,681)

Units, end of period	17,206

Unit value, end of period $	12.21
Assets, end of period $	210,163
Investment income ratio*	7.12%
Total return, lowest to highest**	21.22% to 22.14%

(at)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	105,730	32,819	6,970	—
Units issued	14,665	102,127	35,758	7,761
Units redeemed	(120,395)	(29,216)	(9,909)	(791)

Units, end of period	—	105,730	32,819	6,970

Unit value, end of period $	5.24	5.28	11.59	12.31
Assets, end of period $	—	558,164	380,474	85,817
Investment income ratio*	1.78%	24.03%	0.05%	0.00%
Total return, lowest to highest**	(0.72%) to 4.37%	(54.46%) to (30.69%)	(6.41%) to (5.85%)	6.73% to 12.62%

(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(a)	Fund available in prior year but no activity.

112

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	118,026	99,898	77,672	60,991	4,828
Units issued	6,106	34,299	34,366	37,117	57,288
Units redeemed	(124,132)	(16,171)	(12,140)	(20,436)	(1,125)

Units, end of period	—	118,026	99,898	77,672	60,991

Unit value, end of period $	6.85	6.89	15.14	16.08	15.07
Assets, end of period $	—	813,721	1,512,250	1,249,336	919,134
Investment income ratio*	1.64%	14.66%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(0.67%)	(54.46%)	(5.89%)	6.73%	5.90%

(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	41,806	—
Units issued	309,645	57,115
Units redeemed	(84,307)	(15,309)

Units, end of period	267,144	41,806

Unit value, end of period $	9.17	7.52
Assets, end of period $	2,448,586	314,295
Investment income ratio*	3.85%	4.26%
Total return, lowest to highest**	18.49% to 25.03%	(25.51%) to (17.79%)

(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

113

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	712	—
Units issued	22,430	728
Units redeemed	(14,883)	(16)

Units, end of period	8,259	712

Unit value, end of period $	9.16	7.52
Assets, end of period $	75,637	5,346
Investment income ratio*	1.93%	4.16%
Total return, lowest to highest**	21.87%	(24.84%)

(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	168,896	93,485	25,653	—
Units issued	185,490	80,569	70,933	26,545
Units redeemed	(354,386)	(5,158)	(3,101)	(892)

Units, end of period	—	168,896	93,485	25,653

Unit value, end of period $	13.94	12.61	18.48	17.02
Assets, end of period $	—	2,129,023	1,727,702	436,518
Investment income ratio*	0.00%	1.45%	1.50%	1.71%
Total return, lowest to highest**	10.63% to 16.60%	(31.79%) to (20.72%)	4.87% to 8.61%	16.88% to 17.90%

(as)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.
(a)	Fund available in prior year but no activity.

114

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	244,015	—
Units issued	480,724	276,790
Units redeemed	(35,877)	(32,775)

Units, end of period	688,862	244,015

Unit value, end of period $	9.19	7.22
Assets, end of period $	6,327,448	1,761,052
Investment income ratio*	3.03%	5.06%
Total return, lowest to highest**	20.12% to 29.89%	(28.63%) to (18.51%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	739	—
Units issued	9,951	751
Units redeemed	(1,683)	(12)

Units, end of period	9,007	739

Unit value, end of period $	9.18	7.21
Assets, end of period $	82,646	5,332
Investment income ratio*	3.37%	3.12%
Total return, lowest to highest**	27.22%	(27.87%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

115

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	88,052	34,509	—
Units issued	151,966	66,918	40,759
Units redeemed	(33,129)	(13,375)	(6,250)

Units, end of period	206,889	88,052	34,509

Unit value, end of period $	11.61	5.77	$11.99
Assets, end of period $	2,402,101	507,699	$413,901
Investment income ratio*	0.17%	3.11%	1.63%
Total return, lowest to highest**	1.56% to 101.36%	(51.92%)	7.16% to 19.94%

(h) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.
	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	386,629	70,658	—
Units issued	166,291	394,873	323,440
Units redeemed	(47,286)	(78,902)	(252,782)

Units, end of period	505,634	386,629	70,658

Unit value, end of period $	14.50	7.21	$15.00
Assets, end of period $	7,331,272	2,787,213	$1,059,804
Investment income ratio*	0.09%	3.88%	1.19%
Total return, lowest to highest**	101.12%	(51.94%)	19.99%

(h)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

116

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	150,328	91,854	27,387	176	—
Units issued	70,095	73,437	75,648	30,808	176
Units redeemed	(220,423)	(14,963)	(11,181)	(3,597)	—

Units, end of period	—	150,328	91,854	27,387	176

Unit value, end of period $	9.30	7.29	12.83	11.87	11.59
Assets, end of period $	—	1,095,246	1,178,859	325,215	2,044
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	23.83% to 33.70%	(43.23%) to (31.25%)	0.05% to 8.08%	(5.35%) to 2.44%	4.14%

(aj)   Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

(b)    Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	588,200	670,667	755,137	833,633	934,063
Units issued	13,028	7,679	8,589	27,379	23,031
Units redeemed	(601,228)	(90,146)	(93,059)	(105,875)	(123,461)

Units, end of period	—	588,200	670,667	755,137	833,633

Unit value, end of period $	51.71	40.52	71.43	66.12	64.56
Assets, end of period $	—	23,834,138	47,910,351	49,927,098	53,821,139
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	27.62%	(43.28%)	8.05%	2.41%	5.04%

(aj)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

117

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	307,924	190,329	44,286	1,467	—
Units issued	249,024	150,275	185,002	46,313	1,469
Units redeemed	(86,219)	(32,680)	(38,959)	(3,494)	(2)

Units, end of period	470,729	307,924	190,329	44,286	1,467

Unit value, end of period $	24.40	19.40	30.29	29.30	24.61
Assets, end of period $	11,486,502	5,975,008	5,764,993	1,297,432	36,113
Investment income ratio*	2.39%	3.09%	3.24%	0.68%	0.00%
Total return, lowest to highest**	24.57% to 30.76%	(35.94%) to (23.36%)	(0.41%) to 3.39%	14.00% to 19.05%	1.57%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,711,504	1,905,393	2,003,642	2,132,819	2,412,742
Units issued	239,511	128,512	147,768	178,419	246,902
Units redeemed	(521,668)	(322,401)	(246,017)	(307,596)	(526,825)

Units, end of period	1,429,347	1,711,504	1,905,393	2,003,642	2,132,819

Unit value, end of period $	24.50	19.49	30.44	29.45	24.74
Assets, end of period $	35,024,330	33,359,115	57,992,370	59,007,712	52,773,756
Investment income ratio*	2.08%	2.39%	2.88%	1.51%	1.27%
Total return, lowest to highest**	25.72%	(35.96%)	3.35%	19.02%	3.92%

118

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	116,139	37,620	12,570	21	—
Units issued	51,387	110,768	32,535	13,168	23
Units redeemed	(49,807)	(32,249)	(7,485)	(619)	(2)

Units, end of period	117,719	116,139	37,620	12,570	21

Unit value, end of period $	16.68	11.79	21.29	22.83	18.53
Assets, end of period $	1,963,769	1,368,921	800,870	286,925	385
Investment income ratio*	0.84%	1.36%	1.55%	0.01%	0.00%
Total return, lowest to highest**	25.68%0 to 49.06%	(44.63%) to (28.65%)	(6.73%) to (3.84%)	19.86% to 23.16%	8.43%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	208,617	179,750	260,203	186,864	163,128
Units issued	32,516	88,029	145,683	205,741	64,532
Units redeemed	(84,262)	(59,162)	(226,136)	(132,402)	(40,796)

Units, end of period	156,871	208,617	179,750	260,203	186,864

Unit value, end of period $	13.89	9.82	17.74	19.04	15.46
Assets, end of period $	2,177,974	2,048,333	3,188,630	4,953,510	2,889,405
Investment income ratio*	0.72%	1.04%	1.17%	0.28%	0.38%
Total return, lowest to highest**	41.41%	(44.65%)	(6.81%)	23.11%	9.78%

119

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	120,748	—
Units issued	278,194	140,744
Units redeemed	(66,360)	(19,996)

Units, end of period	332,582	120,748

Unit value, end of period $	8.93	6.79
Assets, end of period $	2,970,970	820,057
Investment income ratio*	6.02%	10.70%
Total return, lowest to highest**	25.33% to 32.61%	(32.68%) to (21.32%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	20,051	—
Units issued	24,025	20,207
Units redeemed	(6,739)	(156)

Units, end of period	37,337	20,051

Unit value, end of period $	8.92	6.79
Assets, end of period $	333,222	136,112
Investment income ratio*	4.56%	9.47%
Total return, lowest to highest**	31.48%	(32.12%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

120

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	17,753	11,432	249	—
Units issued	30,188	17,617	12,492	271
Units redeemed	(7,371)	(11,296)	(1,309)	(22)

Units, end of period	40,570	17,753	11,432	249

Unit value, end of period $	39.29	26.44	45.60	40.75
Assets, end of period $	1,593,765	469,300	521,298	10,122
Investment income ratio*	0.07%	0.00%	0.00%	0.00%
Total return, lowest to highest**	29.61% to 50.68%	(42.03%) to (33.95%)	2.22% to 11.92%	6.09% to 16.35%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	521,433	217,370	115,334	141	—
Units issued	263,000	335,263	153,127	124,158	141
Units redeemed	(127,402)	(31,200)	(51,091)	(8,965)	—

Units, end of period	657,031	521,433	217,370	115,334	141

Unit value, end of period $	10.57	8.02	13.20	12.68	11.07
Assets, end of period $	6,944,210	4,180,215	2,869,319	1,462,722	1,557
Investment income ratio*	1.07%	1.33%	1.90%	0.07%	0.00%
Total return, lowest to highest**	24.46% to 38.50%	(39.27%) to (27.52%)	1.75% to 4.08%	12.76% to 14.55%	5.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

121

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,614,431	839,619	843,213	849,648	695,383
Units issued	147,278	1,944,160	82,479	133,558	220,265
Units redeemed	(468,892)	(169,348)	(86,073)	(139,993)	(66,000)

Units, end of period	2,292,817	2,614,431	839,619	843,213	849,648

Unit value, end of period $	14.79	11.23	18.50	17.78	15.53
Assets, end of period $	33,921,686	29,351,918	15,533,588	14,994,270	13,193,852
Investment income ratio*	0.93%	2.04%	1.61%	0.78%	0.41%
Total return, lowest to highest**	31.78%	(39.32%)	4.04%	14.51%	8.85%

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	216,604	122,877	9,883	71	—
Units issued	96,595	122,603	131,974	10,770	101
Units redeemed	(313,199)	(28,876)	(18,980)	(958)	(30)

Units, end of period	—	216,604	122,877	9,883	71

Unit value, end of period $	10.94	8.51	12.93	12.31	10.84
Assets, end of period $	—	1,843,272	1,589,323	121,671	771
Investment income ratio*	0.02%	7.20%	10.45%	0.24%	0.00%
Total return, lowest to highest**	21.25% to 31.28%	(34.21%) to (24.39%)	2.47% to 5.06%	9.71% to 13.58%	3.65%

(ak)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

122

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	174,096	413,568	379,029	152,291	132,952
Units issued	15,038	26,455	45,341	261,551	39,049
Units redeemed	(189,134)	(265,927)	(10,802)	(34,813)	(19,710)

Units, end of period	—	174,096	413,568	379,029	152,291

Unit value, end of period $	12.28	9.55	14.54	13.83	12.18
Assets, end of period $	—	1,662,726	6,011,840	5,240,771	1,855,210
Investment income ratio*	0.01%	3.05%	6.89%	1.08%	0.98%
Total return, lowest to highest**	28.54%	(34.29%)	5.14%	13.50%	6.20%

(ak) Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	246,235	101,209	17,041	89	—
Units issued	208,461	214,587	124,717	18,077	89
Units redeemed	(79,510)	(69,561)	(40,549)	(1,125)	—

Units, end of period	375,186	246,235	101,209	17,041	89

Unit value, end of period $	24.68	21.38	22.37	20.41	19.39
Assets, end of period $	9,258,209	5,264,809	2,264,010	347,795	1,721
Investment income ratio*	12.11%	0.45%	8.78%	0.00%	0.00%
Total return, lowest to highest**	13.91% to 15.41%	(10.44%) to (1.77%)	7.85% to 9.61%	1.63% to 5.64%	(2.91%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

123

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	353,326	378,221	297,509	322,524	286,806
Units issued	47,286	169,048	133,164	120,068	98,791
Units redeemed	(78,102)	(193,943)	(52,452)	(145,083)	(63,073)

Units, end of period	322,510	353,326	378,221	297,509	322,524

Unit value, end of period $	24.64	21.36	22.36	20.39	19.37
Assets, end of period $	7,947,891	7,545,805	8,456,390	6,067,380	6,248,309
Investment income ratio*	12.46%	0.66%	8.07%	0.00%	4.56%
Total return, lowest to highest**	15.39%	(4.48%)	9.63%	5.27%	(6.54%)

	Sub-Account
	Global Real Estate Trust Series 0
	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)
Units, beginning of period	28,366	—
Units issued	45,422	31,117
Units redeemed	(73,788)	(2,751)

Units, end of period	—	28,366

Unit value, end of period $	6.73	5.57
Assets, end of period $	—	158,101
Investment income ratio*	75.20%	13.12%
Total return, lowest to highest**	20.71% to 30.77%	(44.26%) to (31.57%)

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

124

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Real Estate Trust Series 1
	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)
Units, beginning of period	7,996	—
Units issued	36,097	8,126
Units redeemed	(44,093)	(130)

Units, end of period	—	7,996

Unit value, end of period $	6.72	5.57
Assets, end of period $	—	44,526
Investment income ratio*	66.30%	10.79%
Total return, lowest to highest**	20.69%	(44.31%)

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	169,750	126,882	17,172	521	—
Units issued	140,435	121,812	156,179	20,726	521
Units redeemed	(78,031)	(78,944)	(46,469)	(4,075)	—

Units, end of period	232,154	169,750	126,882	17,172	521

Unit value, end of period $	10.94	8.32	13.75	13.57	11.27
Assets, end of period $	2,539,033	1,412,211	1,744,368	233,002	5,867
Investment income ratio*	1.86%	2.39%	2.20%	0.33%	0.00%
Total return, lowest to highest**	25.95% to 34.80%	(39.49%) to (23.39%)	(1.71%) to 1.32%	12.88% to 20.42%	4.59%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

125

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	509,405	580,663	616,455	608,573	643,035
Units issued	26,736	21,813	42,055	100,069	31,573
Units redeemed	(107,540)	(93,071)	(77,847)	(92,187)	(66,035)

Units, end of period	428,601	509,405	580,663	616,455	608,573

Unit value, end of period $	20.27	15.43	25.52	25.19	20.93
Assets, end of period $	8,687,246	7,859,543	14,819,721	15,525,583	12,738,420
Investment income ratio*	1.64%	1.89%	2.27%	1.27%	1.25%
Total return, lowest to highest**	31.36%	(39.55%)	1.34%	20.32%	10.72%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	188,453	96,833	43,543	19	—
Units issued	124,348	135,216	66,550	54,129	20
Units redeemed	(105,750)	(43,596)	(13,260)	(10,605)	(1)

Units, end of period	207,051	188,453	96,833	43,543	19

Unit value, end of period $	15.96	12.11	17.26	14.66	13.52
Assets, end of period $	3,304,423	2,281,170	1,671,128	638,287	256
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	29.89% to 34.30%	(29.86%) to (21.80%)	11.46% to 17.73%	4.52% to 13.10%	9.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

126

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	334,940	366,728	309,378	414,571	289,642
Units issued	287,026	429,784	212,104	132,428	188,126
Units redeemed	(324,350)	(461,572)	(154,754)	(237,621)	(63,197)

Units, end of period	297,616	334,940	366,728	309,378	414,571

Unit value, end of period $	20.54	15.58	22.23	18.89	17.43
Assets, end of period $	6,112,890	5,219,205	8,152,233	5,844,448	7,226,506
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.81%	(29.90%)	17.67%	8.37%	12.64%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	174,952	73,752	17,277	232	—
Units issued	424,203	134,571	82,542	19,407	240
Units redeemed	(221,264)	(33,371)	(26,067)	(2,362)	(8)

Units, end of period	377,891	174,952	73,752	17,277	232

Unit value, end of period $	14.20	9.19	13.03	12.82	11.61
Assets, end of period $	5,365,173	1,607,698	961,063	221,508	2,697
Investment income ratio*	15.77%	11.18%	14.21%	0.42%	0.00%
Total return, lowest to highest**	31.02% to 54.51%	(29.78%) to (24.36%)	1.64% to 3.36%	7.71% to 10.48%	0.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

127

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	637,343	608,635	820,106	900,558	887,651
Units issued	79,853	135,737	465,144	570,917	1,156,583
Units redeemed	(189,580)	(107,029)	(676,615)	(651,369)	(1,143,676)

Units, end of period	527,616	637,343	608,635	820,106	900,558

Unit value, end of period $	21.57	13.96	19.81	19.49	17.65
Assets, end of period $	11,379,527	8,896,592	12,054,256	15,981,183	15,900,525
Investment income ratio*	11.48%	10.10%	11.78%	6.72%	5.02%
Total return, lowest to highest**	54.51%	(29.52%)	1.64%	10.37%	3.70%

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	50,141	46,038	2,772	59	—
Units issued	24,010	19,856	48,931	2,848	59
Units redeemed	(74,151)	(15,753)	(5,665)	(135)	—

Units, end of period	—	50,141	46,038	2,772	59

Unit value, end of period $	8.27	8.34	11.93	11.80	10.85
Assets, end of period $	—	418,351	549,317	32,712	644
Investment income ratio*	0.35%	3.04%	4.99%	0.17%	0.00%
Total return, lowest to highest**	(0.92%) to 0.49%	(30.07%) to (17.93%)	(1.62%) to 1.11%	6.71% to 8.77%	2.71%

(am)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

128

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,324,711	1,469,682	1,661,476	1,786,282	2,007,363
Units issued	33,661	34,479	31,753	58,241	114,938
Units redeemed	(1,358,372)	(179,450)	(223,547)	(183,047)	(336,019)

Units, end of period	—	1,324,711	1,469,682	1,661,476	1,786,282

Unit value, end of period $	15.06	15.20	21.75	21.51	19.80
Assets, end of period $	—	20,134,333	31,968,921	35,743,879	35,365,263
Investment income ratio*	0.32%	3.08%	3.96%	1.99%	1.70%
Total return, lowest to highest**	(0.92%)	(30.13%)	1.11%	8.66%	5.22%

(am) Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05 (b)
Units, beginning of period	290,137	165,333	44,439	147	—
Units issued	121,727	156,585	167,352	47,659	160
Units redeemed	(56,609)	(31,781)	(46,458)	(3,367)	(13)

Units, end of period	355,255	290,137	165,333	44,439	147

Unit value, end of period $	12.05	10.16	16.55	14.84	11.89
Assets, end of period $	4,282,316	2,948,335	2,735,485	659,612	1,747
Investment income ratio*	2.48%	6.58%	2.70%	0.45%	0.00%
Total return, lowest to highest**	18.62% to 22.55%	(38.58%) to (22.22%)	3.06% to 11.46%	12.48% to 24.81%	10.00%

(f)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

129

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05
Units, beginning of period	1,179,956	1,267,527	1,379,369	1,574,644	1,597,724
Units issued	44,296	57,825	172,874	199,302	208,412
Units redeemed	(193,538)	(145,396)	(284,716)	(394,577)	(231,492)

Units, end of period	1,030,714	1,179,956	1,267,527	1,379,369	1,574,644

Unit value, end of period $	16.42	13.84	22.54	20.23	16.22
Assets, end of period $	16,921,930	16,328,396	28,576,915	27,910,801	25,536,350
Investment income ratio*	2.41%	5.21%	2.20%	0.60%	0.76%
Total return, lowest to highest**	18.64%	(38.62%)	11.42%	24.77%	15.94%

(f) Fund renamed on May 1, 2006. Previously known as International Stock Trust.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)
Units, beginning of period	432,901	401,232	354,913	282,461	280,538
Units issued	73,467	173,638	102,021	175,803	135,805
Units redeemed	(122,862)	(141,969)	(55,702)	(103,351)	(133,882)

Units, end of period	383,506	432,901	401,232	354,913	282,461

Unit value, end of period $	19.11	13.87	25.00	21.66	17.26
Assets, end of period $	7,331,369	6,003,063	10,033,176	7,689,141	4,876,719
Investment income ratio*	12.86%	2.15%	3.92%	0.72%	0.75%
Total return, lowest to highest**	37.85%	(44.54%)	15.42%	25.48%	16.61%

(c)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.

130

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	185,564	115,068	17,730	56	—
Units issued	150,828	115,371	194,216	19,452	60
Units redeemed	(59,056)	(44,875)	(96,878)	(1,778)	(4)

Units, end of period	277,336	185,564	115,068	17,730	56

Unit value, end of period $	36.81	26.52	47.69	41.18	32.39
Assets, end of period $	10,209,621	4,921,514	5,487,278	730,024	1,804
Investment income ratio*	4.64%	3.18%	5.61%	0.17%	0.00%
Total return, lowest to highest**	27.56% to 43.56%	(44.38%) to (27.72%)	6.22% to 15.82%	15.34% to 27.11%	9.94%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	205,601	123,540	20,208	43	—
Units issued	181,390	137,348	113,238	22,683	43
Units redeemed	(87,962)	(55,287)	(9,906)	(2,518)	—

Units, end of period	299,029	205,601	123,540	20,208	43

Unit value, end of period $	12.59	9.16	18.51	15.41	12.43
Assets, end of period $	3,766,046	1,883,257	2,286,484	311,443	541
Investment income ratio*	1.28%	1.61%	2.04%	0.04%	0.00%
Total return, lowest to highest**	21.08% to 41.09%	(50.51%) to (34.21%)	14.07% to 20.10%	13.70% to 23.96%	15.80%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

131

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	185,087	289,267	194,092	11,505	—
Units issued	192,237	371,715	375,594	299,463	11,596
Units redeemed	(118,060)	(475,895)	(280,419)	(116,876)	(91)

Units, end of period	259,264	185,087	289,267	194,092	11,505

Unit value, end of period $	15.71	11.42	23.10	19.23	15.53
Assets, end of period $	4,072,466	2,113,584	6,681,311	3,732,687	178,679
Investment income ratio*	1.16%	1.15%	1.99%	0.67%	0.00%
Total return, lowest to highest**	37.55%	(50.56%)	20.10%	23.84%	24.24%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	278,955	164,457	21,182	262	—
Units issued	176,206	165,816	175,012	30,818	340
Units redeemed	(455,161)	(51,318)	(31,737)	(9,898)	(78)

Units, end of period	—	278,955	164,457	21,182	262

Unit value, end of period $	11.68	7.39	15.73	14.27	11.18
Assets, end of period $	—	2,062,406	2,586,848	302,325	2,923
Investment income ratio*	2.41%	3.53%	3.85%	0.32%	0.00%
Total return, lowest to highest**	39.05% to 61.22%	(53.00%) to (37.64%)	(8.01%) to 10.20%	13.15% to 27.73%	5.67%

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

132

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	418,553	452,923	460,765	603,603	483,045
Units issued	56,065	107,379	349,294	271,647	542,640
Units redeemed	(474,618)	(141,749)	(357,136)	(414,485)	(422,082)

Units, end of period	—	418,553	452,923	460,765	603,603

Unit value, end of period $	22.87	14.52	30.89	28.05	21.96
Assets, end of period $	—	6,078,539	13,989,318	12,922,092	13,253,506
Investment income ratio*	2.15%	2.70%	2.73%	1.23%	0.84%
Total return, lowest to highest**	57.49%	(52.98%)	10.13%	27.73%	10.11%

(an) Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

Sub-Account
International Small Company Trust Series 0
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	464,129
Units redeemed	(13,660)

Units, end of period	450,469

Unit value, end of period $	9.84
Assets, end of period $	4,433,086
Investment income ratio*	0.79%
Total return, lowest to highest**	(1.59%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

133

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
International Small Company Trust Series 1
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	962,899
Units redeemed	(20,561)

Units, end of period	942,338

Unit value, end of period $	9.83
Assets, end of period $	9,263,025
Investment income ratio*	0.79%
Total return, lowest to highest**	(1.70%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	442,372	259,863	73,556	88	—
Units issued	197,188	281,212	244,711	82,565	89
Units redeemed	(119,615)	(98,703)	(58,404)	(9,097)	(1)

Units, end of period	519,945	442,372	259,863	73,556	88

Unit value, end of period $	12.43	9.15	15.95	14.55	11.23
Assets, end of period $	6,464,991	4,046,318	4,143,934	1,070,153	993
Investment income ratio*	2.52%	4.45%	4.71%	0.22%	0.00%
Total return, lowest to highest**	26.96% to 39.98%	(42.64%) to (26.82%)	5.24% to 9.61%	17.67% to 29.61%	4.80%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

134

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,356,901	1,564,989	1,763,611	1,600,518	1,081,276
Units issued	48,846	40,606	222,231	580,310	1,004,722
Units redeemed	(359,854)	(248,694)	(420,853)	(417,217)	(485,480)

Units, end of period	1,045,893	1,356,901	1,564,989	1,763,611	1,600,518

Unit value, end of period $	19.32	14.23	24.81	22.65	17.48
Assets, end of period $	20,198,265	19,301,098	38,827,351	39,949,803	27,977,424
Investment income ratio*	2.07%	3.45%	4.22%	1.73%	0.72%
Total return, lowest to highest**	35.77%	(42.66%)	9.52%	29.60%	10.54%

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	184,975	80,225	10,501	—
Units issued	218,176	160,301	82,285	11,284
Units redeemed	(87,475)	(55,551)	(12,561)	(783)

Units, end of period	315,676	184,975	80,225	10,501

Unit value, end of period $	12.33	10.97	11.15	10.50
Assets, end of period $	3,893,677	2,029,254	894,483	110,223
Investment income ratio*	5.48%	8.35%	10.61%	1.26%
Total return, lowest to highest**	9.70% to 12.43%	(3.10%) to 0.35%	4.83% to 6.23%	3.64% to 4.76%

(a)	Fund available in prior year but no activity.

135

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	730,818	835,318	883,152	934,699	1,166,118
Units issued	36,042	29,684	67,579	80,538	179,811
Units redeemed	(99,060)	(134,184)	(115,413)	(132,085)	(411,230)

Units, end of period	667,800	730,818	835,318	883,152	934,699

Unit value, end of period $	26.20	23.30	23.70	22.31	21.55
Assets, end of period $	17,497,145	17,028,718	19,795,158	19,705,785	20,137,630
Investment income ratio*	4.92%	6.47%	8.98%	5.99%	5.63%
Total return, lowest to highest**	12.45%	(1.67%)	6.21%	3.57%	2.27%

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	35,483	24,122	506	—
Units issued	45,583	36,821	25,433	653
Units redeemed	(20,959)	(25,460)	(1,817)	(147)

Units, end of period	60,107	35,483	24,122	506

Unit value, end of period $	22.97	16.72	32.76	26.76
Assets, end of period $	1,380,753	593,204	790,298	13,557
Investment income ratio*	0.65%	0.02%	0.79%	1.67%
Total return, lowest to highest**	24.69% to 41.05%	(48.97%) to (29.61%)	13.70% to 22.43%	3.17% to 8.52%

(av)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
(a)	Fund available in prior year but no activity.

136

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	119,357	74,283	14,830	—
Units issued	139,797	61,227	64,255	15,487
Units redeemed	(110,858)	(16,153)	(4,802)	(657)

Units, end of period	148,296	119,357	74,283	14,830

Unit value, end of period $	10.27	7.84	12.96	12.77
Assets, end of period $	1,522,435	935,239	962,931	189,343
Investment income ratio*	1.99%	1.95%	1.18%	0.02%
Total return, lowest to highest**	26.52% to 35.15%	(39.55%) to (28.84%)	(1.46%) to 1.53%	13.34% to 14.38%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	1,257,230	1,351,236	34,072	869	—
Units issued	78,269	29,850	1,587,795	148,535	130,131
Units redeemed	(235,799)	(123,856)	(270,631)	(115,332)	(129,262)

Units, end of period	1,099,700	1,257,230	1,351,236	34,072	869

Unit value, end of period $	12.81	9.79	16.19	15.97	13.96
Assets, end of period $	14,091,141	12,311,939	21,878,540	544,040	12,109
Investment income ratio*	1.95%	1.42%	0.79%	0.02%	0.00%
Total return, lowest to highest**	30.85%	(39.52%)	1.40%	14.36%	11.70%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

137

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	581,679	312,808	40,849	285	—
Units issued	553,100	341,611	353,983	51,967	313
Units redeemed	(154,430)	(72,740)	(82,024)	(11,403)	(28)

Units, end of period	980,349	581,679	312,808	40,849	285

Unit value, end of period $	9.96	9.00	14.03	13.43	11.58
Assets, end of period $	9,762,675	5,233,006	4,389,271	548,776	3,297
Investment income ratio*	1.93%	1.99%	1.30%	0.12%	0.00%
Total return, lowest to highest**	10.68% to 17.03%	(35.89%) to (22.82%)	0.67% to 4.45%	11.34% to 16.03%	5.24%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	416,921	424,640	316,288	275,325	238,973
Units issued	150,636	99,090	164,214	198,243	338,735
Units redeemed	(183,869)	(106,809)	(55,862)	(157,280)	(302,383)

Units, end of period	383,688	416,921	424,640	316,288	275,325

Unit value, end of period $	19.26	17.41	27.16	26.02	22.44
Assets, end of period $	7,389,601	7,257,508	11,533,344	8,230,078	6,179,567
Investment income ratio*	1.65%	1.61%	1.02%	0.46%	0.00%
Total return, lowest to highest**	10.63%	(35.91%)	4.38%	15.94%	15.48%

138

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05 (b)
Units, beginning of period	3,513,566	1,878,078	698,032	11,325	—
Units issued	1,940,204	2,218,963	1,303,383	808,006	11,962
Units redeemed	(683,176)	(583,475)	(123,337)	(121,299)	(637)

Units, end of period	4,770,594	3,513,566	1,878,078	698,032	11,325

Unit value, end of period $	11.41	8.41	14.50	13.34	11.55
Assets, end of period $	54,435,579	29,546,692	27,229,364	9,314,281	130,860
Investment income ratio*	1.30%	2.63%	8.96%	1.56%	0.07%
Total return, lowest to highest**	26.59% to 40.08%	(42.00%) to (28.35%)	2.48% to 8.66%	10.16% to 15.48%	5.92%

(v) Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05
Units, beginning of period	1,095,292	1,045,746	1,034,272	864,648	708,565
Units issued	137,449	165,571	131,507	321,777	209,457
Units redeemed	(293,903)	(116,025)	(120,033)	(152,153)	(53,374)

Units, end of period	938,838	1,095,292	1,045,746	1,034,272	864,648

Unit value, end of period $	19.10	14.08	24.27	22.36	19.37
Assets, end of period $	17,930,628	15,423,262	25,384,726	23,128,583	16,746,448
Investment income ratio*	0.97%	1.89%	9.34%	7.30%	1.75%
Total return, lowest to highest**	35.62%	(41.99%)	8.55%	15.46%	10.64%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

139

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/05 (b)
Units, beginning of period	7,388,432	3,616,870	1,155,928	30,197	—
Units issued	4,136,998	4,240,191	2,847,801	1,310,263	31,584
Units redeemed	(1,081,417)	(468,629)	(386,859)	(184,532)	(1,387)

Units, end of period	10,444,013	7,388,432	3,616,870	1,155,928	30,197

Unit value, end of period $	11.85	9.06	13.19	12.37	10.97
Assets, end of period $	123,807,369	66,910,374	47,697,845	14,300,087	331,175
Investment income ratio*	5.22%	4.71%	7.59%	1.76%	0.18%
Total return, lowest to highest**	21.41% to 31.35%	(31.33%) to (21.25%)	3.29% to 6.60%	9.80% to 12.80%	3.32%

(w) Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/05
Units, beginning of period	2,926,535	2,881,154	2,622,654	2,359,219	1,949,465
Units issued	311,933	262,253	543,402	476,514	527,854
Units redeemed	(532,298)	(216,872)	(284,902)	(213,079)	(118,100)

Units, end of period	2,706,170	2,926,535	2,881,154	2,622,654	2,359,219

Unit value, end of period $	23.89	18.27	26.60	24.98	22.16
Assets, end of period $	64,656,349	53,476,454	76,629,316	65,514,497	52,277,135
Investment income ratio*	4.39%	3.34%	7.47%	5.23%	3.73%
Total return, lowest to highest**	30.75%	(31.30%)	6.47%	12.73%	6.88%

(w)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

140

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/05 (b)
Units, beginning of period	590,238	200,767	122,621	10	—
Units issued	691,005	441,003	127,951	128,552	23
Units redeemed	(174,512)	(51,532)	(49,805)	(5,941)	(13)

Units, end of period	1,106,731	590,238	200,767	122,621	10

Unit value, end of period $	12.15	9.99	11.81	11.21	10.34
Assets, end of period $	13,445,432	5,895,568	2,371,123	1,374,679	100
Investment income ratio*	7.08%	6.69%	9.09%	0.65%	0.00%
Total return, lowest to highest**	15.08% to 21.63%	(16.40%) to (10.74%)	4.04% to 5.35%	7.10% to 8.44%	1.05%

(x) Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/05
Units, beginning of period	353,487	305,309	288,038	295,628	289,630
Units issued	90,967	111,077	70,842	22,359	41,647
Units redeemed	(201,556)	(62,899)	(53,571)	(29,949)	(35,649)

Units, end of period	242,898	353,487	305,309	288,038	295,628

Unit value, end of period $	26.05	21.40	25.35	24.06	22.18
Assets, end of period $	6,327,445	7,565,598	7,739,240	6,928,768	6,558,099
Investment income ratio*	4.64%	4.71%	8.00%	4.66%	4.82%
Total return, lowest to highest**	21.71%	(15.57%)	5.38%	8.44%	2.88%

(x)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

141

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05 (b)
Units, beginning of period	14,810,060	8,400,013	2,785,384	52,831	—
Units issued	4,774,354	6,929,059	6,247,658	3,144,750	53,230
Units redeemed	(1,407,682)	(519,012)	(633,029)	(412,197)	(399)

Units, end of period	18,176,732	14,810,060	8,400,013	2,785,384	52,831

Unit value, end of period $	11.64	8.73	13.76	12.79	11.26
Assets, end of period $	211,587,068	129,311,195	115,560,317	35,629,937	594,998
Investment income ratio*	3.81%	3.44%	7.85%	2.18%	0.25%
Total return, lowest to highest**	23.39% to 35.36%	(36.54%) to (24.41%)	3.01% to 7.55%	9.70% to 13.58%	4.59%

(y) Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05
Units, beginning of period	4,339,925	4,344,121	4,080,709	3,536,083	2,873,853
Units issued	301,296	383,567	564,108	862,632	853,307
Units redeemed	(539,575)	(387,763)	(300,696)	(318,006)	(191,077)

Units, end of period	4,101,646	4,339,925	4,344,121	4,080,709	3,536,083

Unit value, end of period $	21.77	16.33	25.76	23.96	21.11
Assets, end of period $	89,280,928	70,870,986	111,895,709	97,756,372	74,633,010
Investment income ratio*	3.36%	2.59%	7.77%	5.91%	2.67%
Total return, lowest to highest**	33.30%	(36.60%)	7.52%	13.50%	8.66%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

142

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05 (b)
Units, beginning of period	1,272,272	452,621	138,568	5,779	—
Units issued	996,802	1,002,161	380,409	188,312	5,805
Units redeemed	(211,992)	(182,510)	(66,356)	(55,523)	(26)

Units, end of period	2,057,082	1,272,272	452,621	138,568	5,779

Unit value, end of period $	11.90	9.35	12.33	11.71	10.60
Assets, end of period $	24,470,508	11,899,730	5,582,305	1,622,337	61,229
Investment income ratio*	5.89%	6.57%	8.30%	1.43%	0.00%
Total return, lowest to highest**	19.31% to 27.32%	(24.16%) to (16.44%)	3.32% to 5.34%	8.31% to 10.49%	2.15%

(z) Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05
Units, beginning of period	503,996	557,212	560,538	452,129	413,158
Units issued	199,046	63,831	100,670	181,674	100,065
Units redeemed	(106,700)	(117,047)	(103,996)	(73,265)	(61,094)

Units, end of period	596,342	503,996	557,212	560,538	452,129

Unit value, end of period $	24.80	19.48	25.72	24.42	22.12
Assets, end of period $	14,787,406	9,820,583	14,329,767	13,690,869	10,001,375
Investment income ratio*	5.03%	3.94%	7.58%	4.05%	4.07%
Total return, lowest to highest**	27.25%	(24.23%)	5.29%	10.42%	4.15%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

143

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	336,018	208,382	50,336	597	—
Units issued	187,893	173,965	184,482	55,816	605
Units redeemed	(54,298)	(46,329)	(26,436)	(6,077)	(8)

Units, end of period	469,613	336,018	208,382	50,336	597

Unit value, end of period $	13.07	9.56	15.02	13.97	12.73
Assets, end of period $	6,138,614	3,212,295	3,130,123	703,035	7,602
Investment income ratio*	1.25%	1.17%	1.85%	0.11%	0.00%
Total return, lowest to highest**	29.11% to 42.62%	(36.99%) to (29.45%)	0.35% to 7.55%	4.26% to 9.74%	5.18%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	596,880	554,751	594,832	497,551	450,865
Units issued	54,640	237,287	68,909	203,449	187,023
Units redeemed	(127,414)	(195,158)	(108,990)	(106,168)	(140,337)

Units, end of period	524,106	596,880	554,751	594,832	497,551

Unit value, end of period $	20.00	14.62	22.99	21.39	19.49
Assets, end of period $	10,480,930	8,727,626	12,756,543	12,722,488	9,699,379
Investment income ratio*	1.04%	0.96%	1.32%	0.60%	0.47%
Total return, lowest to highest**	36.76%	(36.41%)	7.51%	9.72%	12.02%

144

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust Series 0
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	24,844	1,499	—
Units issued	18,266	25,899	1,555
Units redeemed	(43,110)	(2,554)	(56)

Units, end of period	—	24,844	1,499

Unit value, end of period $	6.89	5.40	$9.31
Assets, end of period $	—	134,199	$13,958
Investment income ratio*	0.64%	0.52%	0.04%
Total return, lowest to highest**	23.27% to 32.51%	(42.00%) to (30.76%)	(6.87%) to (2.91%)

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(h)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08 (a)
Units, beginning of period	—	—
Units issued	3,838	5,299
Units redeemed	(3,838)	(5,299)

Units, end of period	—	—

Unit value, end of period $	8.60	6.75
Assets, end of period $	—	—
Investment income ratio*	0.01%	0.00%
Total return, lowest to highest**	27.47%	(42.05%)

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(a)	Fund available in prior year but no activity.

145

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	155,683	75,526	27,958	15	—
Units issued	97,837	98,969	58,906	30,456	16
Units redeemed	(77,391)	(18,812)	(11,338)	(2,513)	(1)

Units, end of period	176,129	155,683	75,526	27,958	15

Unit value, end of period $	36.43	27.71	49.27	39.87	35.07
Assets, end of period $	6,417,141	4,314,429	3,721,080	1,114,529	531
Investment income ratio*	0.00%	0.00%	0.01%	0.00%	0.00%
Total return, lowest to highest**	29.99% to 34.85%	(43.75%) to (29.90%)	10.93% to 23.59%	7.52% to 13.66%	11.28%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,414,125	1,205,358	1,169,706	1,344,785	690,470
Units issued	42,716	541,458	316,331	142,422	1,039,391
Units redeemed	(376,122)	(332,691)	(280,679)	(317,501)	(385,076)

Units, end of period	1,080,719	1,414,125	1,205,358	1,169,706	1,344,785

Unit value, end of period $	16.78	12.77	22.72	18.38	16.19
Assets, end of period $	18,132,142	18,063,397	27,378,695	21,500,613	21,770,196
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.35%	(43.76%)	23.57%	13.55%	14.57%

146

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	313,442	214,382	47,593	333	—
Units issued	47,747	127,534	218,495	58,311	357
Units redeemed	(361,189)	(28,474)	(51,706)	(11,051)	(24)

Units, end of period	—	313,442	214,382	47,593	333

Unit value, end of period $	8.24	7.78	12.76	12.67	11.28
Assets, end of period $	—	2,437,725	2,735,641	602,966	3,757
Investment income ratio*	1.50%	2.25%	1.19%	0.13%	0.00%
Total return, lowest to highest**	5.96% to 9.41%	(39.05%) to (25.96%)	(4.59%) to 0.72%	10.59% to 12.30%	2.50%

(ap) Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	726,975	1,061,282	1,084,532	1,109,434	907,760
Units issued	11,089	37,414	230,551	97,312	448,868
Units redeemed	(738,064)	(371,721)	(253,801)	(122,214)	(247,194)

Units, end of period	—	726,975	1,061,282	1,084,532	1,109,434

Unit value, end of period $	14.46	13.66	22.41	22.26	19.83
Assets, end of period $	—	9,933,968	23,788,217	24,141,454	21,996,856
Investment income ratio*	1.38%	1.76%	1.13%	0.68%	0.42%
Total return, lowest to highest**	5.83%	(39.04%)	0.69%	12.27%	8.00%

(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

147

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	103,100	37,058	4,130	3	—
Units issued	294,324	77,359	39,323	5,013	4
Units redeemed	(67,387)	(11,317)	(6,395)	(886)	(1)

Units, end of period	330,037	103,100	37,058	4,130	3

Unit value, end of period $	20.74	14.18	21.71	21.60	17.95
Assets, end of period $	6,846,115	1,462,138	804,502	89,207	48
Investment income ratio*	0.76%	1.44%	3.40%	0.15%	0.00%
Total return, lowest to highest**	32.28% to 49.15%	(34.67%) to (26.96%)	(3.42%) to 0.51%	14.99% to 20.34%	3.89%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Mid Value Trust Series 1
Year Ended Dec. 31/09 (a)
Units, beginning of period	—
Units issued	997,494
Units redeemed	(155,104)

Units, end of period	842,390

Unit value, end of period $	13.54
Assets, end of period $	11,409,177
Investment income ratio*	0.44%
Total return, lowest to highest**	35.44%

(a)	Fund available in prior year but no activity.

148

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	4,387,763	2,246,082	917,876	105,299	—
Units issued	8,613,327	8,254,087	5,797,520	3,022,032	194,282
Units redeemed	(7,190,189)	(6,112,406)	(4,469,314)	(2,209,455)	(88,983)

Units, end of period	5,810,901	4,387,763	2,246,082	917,876	105,299

Unit value, end of period $	17.34	17.26	16.90	16.12	15.40
Assets, end of period $	100,766,835	75,728,956	37,963,831	14,799,912	1,621,499
Investment income ratio*	0.45%	1.95%	4.36%	4.51%	1.39%
Total return, lowest to highest**	0.20% to 0.47%	0.40% to 2.12%	1.92% to 4.82%	3.05% to 4.70%	1.32%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Money Market Trust B Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	3,775,913	3,377,195	3,532,527	3,667,916	3,643,720
Units issued	1,217,363	2,755,350	2,384,421	2,080,974	2,481,631
Units redeemed	(1,697,383)	(2,356,632)	(2,539,753)	(2,216,363)	(2,457,435)

Units, end of period	3,295,893	3,775,913	3,377,195	3,532,527	3,667,916

Unit value, end of period $	24.64	24.59	24.17	23.11	22.13
Assets, end of period $	81,193,542	92,838,321	81,593,898	81,624,374	81,149,775
Investment income ratio*	0.21%	1.76%	4.46%	4.35%	2.63%
Total return, lowest to highest**	0.20%	1.76%	4.56%	4.45%	2.66%

149

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	450,456	194,978	49,789	53	—
Units issued	423,684	368,460	178,705	63,441	63
Units redeemed	(180,922)	(112,982)	(33,516)	(13,705)	(10)

Units, end of period	693,218	450,456	194,978	49,789	53

Unit value, end of period $	18.36	11.53	23.82	16.92	13.83
Assets, end of period $	12,726,294	5,193,695	4,644,832	842,321	730
Investment income ratio*	1.20%	0.88%	1.30%	0.21%	0.00%
Total return, lowest to highest**	28.14% to 59.35%	(57.17%) to (41.22%)	18.70% to 40.81%	6.27% to 22.32%	12.18%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	278,358	356,574	283,163	273,647	151,374
Units issued	115,272	111,950	180,936	148,608	225,518
Units redeemed	(141,596)	(190,166)	(107,525)	(139,092)	(103,245)

Units, end of period	252,034	278,358	356,574	283,163	273,647

Unit value, end of period $	43.52	27.34	56.50	40.16	32.84
Assets, end of period $	10,969,899	7,610,932	20,147,455	11,373,376	8,987,378
Investment income ratio*	1.02%	0.56%	1.17%	0.51%	0.00%
Total return, lowest to highest**	59.19%	(51.61%)	40.67%	22.29%	46.78%

150

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	443,600	25,873	1,680	1	—
Units issued	152,153	455,450	28,784	1,766	1
Units redeemed	(63,354)	(37,723)	(4,591)	(87)	—

Units, end of period	532,399	443,600	25,873	1,680	1

Unit value, end of period $	10.02	7.81	13.73	13.22	11.47
Assets, end of period $	5,336,237	3,463,956	355,207	22,221	14
Investment income ratio*	1.52%	1.51%	3.64%	2.19%	0.00%
Total return, lowest to highest**	26.61% to 31.86%	(43.12%) to (28.05%)	(0.84%) to 3.82%	9.88% to 15.24%	4.91%

(aa) Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	32,870	32,836	27,796	21,687	11,146
Units issued	12,093	9,367	11,476	18,378	15,697
Units redeemed	(10,386)	(9,333)	(6,436)	(12,269)	(5,156)

Units, end of period	34,577	32,870	32,836	27,796	21,687

Unit value, end of period $	16.91	13.19	23.21	22.36	19.42
Assets, end of period $	584,890	433,461	761,997	621,515	421,060
Investment income ratio*	1.42%	0.88%	1.33%	1.03%	0.96%
Total return, lowest to highest**	28.27%	(43.18%)	3.79%	15.17%	8.58%

(aa)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

151

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	11,689	7,128	2,847	—
Units issued	10,482	8,330	7,399	2,882
Units redeemed	(1,904)	(3,769)	(3,118)	(35)

Units, end of period	20,267	11,689	7,128	2,847

Unit value, end of period $	9.46	7.60	12.91	13.61
Assets, end of period $	191,702	88,785	91,988	38,732
Investment income ratio*	2.37%	3.21%	2.39%	0.00%
Total return, lowest to highest**	22.60% to 28.80%	(41.15%) to (27.37%)	(5.53%) to (5.17%)	16.59% to 21.36%

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(a)	Fund available in prior year but no activity.

	Sub-Account
	Optimized Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	19,282	25,026	30,356	36,352	1,058
Units issued	31,578	2,174	7,487	22,747	36,662
Units redeemed	(3,531)	(7,918)	(12,817)	(28,743)	(1,368)

Units, end of period	47,329	19,282	25,026	30,356	36,352

Unit value, end of period $	13.47	10.82	18.40	19.41	16.02
Assets, end of period $	637,435	208,655	460,514	589,162	582,273
Investment income ratio*	2.29%	2.19%	1.89%	0.97%	0.07%
Total return, lowest to highest**	24.47%	(41.20%)	(5.19%)	21.16%	9.19%

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

152

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	129,813	40,111	13,281	2	—
Units issued	69,172	119,582	42,926	18,684	2
Units redeemed	(31,405)	(29,880)	(16,096)	(5,405)	—

Units, end of period	167,580	129,813	40,111	13,281	2

Unit value, end of period $	16.25	12.42	21.43	19.04	15.90
Assets, end of period $	2,722,847	1,612,177	859,551	252,920	27
Investment income ratio*	2.36%	3.18%	3.12%	0.01%	0.00%
Total return, lowest to highest**	25.12% to 36.54%	(42.05%) to (24.67%)	5.73% to 12.53%	11.40% to 19.76%	12.39%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	193,666	125,006	44,502	47	—
Units issued	173,536	122,434	141,802	52,089	49
Units redeemed	(88,298)	(53,774)	(61,298)	(7,634)	(2)

Units, end of period	278,904	193,666	125,006	44,502	47

Unit value, end of period $	12.23	9.25	15.40	14.10	12.68
Assets, end of period $	3,410,146	1,791,495	1,924,722	627,530	600
Investment income ratio*	1.20%	2.12%	2.14%	0.27%	0.00%
Total return, lowest to highest**	23.44% to 40.09%	(39.92%) to (19.85%)	(0.46%) to 9.19%	2.51 to 11.22%	17.05%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

153

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	846,472	786,214	893,146	995,501	929,262
Units issued	439,828	248,784	243,919	351,692	386,497
Units redeemed	(528,002)	(188,526)	(350,851)	(454,047)	(320,258)

Units, end of period	758,298	846,472	786,214	893,146	995,501

Unit value, end of period $	12.71	9.60	16.01	14.67	13.21
Assets, end of period $	9,633,323	8,126,772	12,583,017	13,097,299	13,146,240
Investment income ratio*	1.04%	1.67%	1.85%	0.94%	0.86%
Total return, lowest to highest**	32.33%	(40.01%)	9.14%	11.05%	25.75%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	74,792	46,414	15,832	506	—
Units issued	52,358	47,041	45,828	17,143	507
Units redeemed	(17,930)	(18,663)	(15,246)	(1,817)	(1)

Units, end of period	109,220	74,792	46,414	15,832	506

Unit value, end of period $	63.50	48.75	80.44	95.27	68.95
Assets, end of period $	6,935,886	3,646,139	3,733,509	1,508,246	34,872
Investment income ratio*	3.94%	3.74%	2.83%	0.62%	0.00%
Total return, lowest to highest**	30.26% to 54.31%	(44.69%) to (36.94%)	(15.56%) to (1.55%)	30.03% to 38.17%	4.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

154

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	352,386	397,641	488,639	547,618	612,965
Units issued	15,848	11,831	17,780	83,833	79,384
Units redeemed	(62,175)	(57,086)	(108,778)	(142,812)	(144,731)

Units, end of period	306,059	352,386	397,641	488,639	547,618

Unit value, end of period $	76.11	58.47	96.52	114.37	82.82
Assets, end of period $	23,294,468	20,603,590	38,378,974	55,885,697	45,351,144
Investment income ratio*	3.44%	3.27%	2.61%	1.80%	2.01%
Total return, lowest to highest**	30.17%	(39.42%)	(15.61%)	38.10%	11.85%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	253,630	54,762	13,027	127	—
Units issued	243,275	292,990	78,889	13,691	141
Units redeemed	(152,681)	(94,122)	(37,154)	(791)	(14)

Units, end of period	344,224	253,630	54,762	13,027	127

Unit value, end of period $	11.81	9.88	11.14	10.01	9.96
Assets, end of period $	4,066,454	2,506,551	610,144	130,354	1,269
Investment income ratio*	8.94%	0.39%	11.24%	0.18%	0.00%
Total return, lowest to highest**	10.55% to 19.54%	(14.76%) to (11.30%)	8.41% to 11.36%	(0.09%) to 1.65%	0.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

155

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	247,930	271,912	200,725	175,430	120,093
Units issued	57,314	135,316	122,221	72,149	73,152
Units redeemed	(70,857)	(159,298)	(51,034)	(46,854)	(17,815)

Units, end of period	234,387	247,930	271,912	200,725	175,430

Unit value, end of period $	17.18	14.38	16.21	14.56	14.50
Assets, end of period $	4,026,751	3,565,244	4,407,333	2,922,527	2,544,365
Investment income ratio*	8.93%	0.60%	7.48%	2.37%	0.00%
Total return, lowest to highest**	19.47%	(11.28%)	11.33%	0.39%	1.43%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	140,196	104,902	51,885	—	—
Units issued	243,495	87,308	71,624	60,218	1
Units redeemed	(157,840)	(52,014)	(18,607)	(8,333)	(1)

Units, end of period	225,851	140,196	104,902	51,885	—

Unit value, end of period $	13.02	7.91	14.24	11.90	11.27
Assets, end of period $	2,941,591	1,109,529	1,493,768	617,666	5
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	35.42% to 64.57%	(44.42%) to (29.01%)	6.67% to 19.62%	3.75% to 8.36%	1.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

156

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	937,299	1,251,546	1,205,352	1,391,437	1,531,628
Units issued	384,297	204,574	408,580	95,725	326,354
Units redeemed	(344,094)	(518,821)	(362,386)	(281,810)	(466,545)

Units, end of period	977,502	937,299	1,251,546	1,205,352	1,391,437

Unit value, end of period $	16.48	10.02	18.03	15.08	14.29
Assets, end of period $	16,104,706	9,388,296	22,565,014	18,175,973	19,883,950
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	64.48%	(44.44%)	19.57%	5.53%	2.08%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	38,434	15,556	1,839	—
Units issued	91,485	39,896	29,998	2,669
Units redeemed	(31,918)	(17,018)	(16,281)	(830)

Units, end of period	98,001	38,434	15,556	1,839

Unit value, end of period $	18.41 to 18.41	15.45	19.05	18.45
Assets, end of period $	1,804,562	593,655	296,348	33,927
Investment income ratio*	6.08%	11.08%	12.02%	1.92%
Total return, lowest to highest**	12.39% to 19.21%	(18.92%) to (15.98%)	1.04% to 3.25%	3.60% to 4.55%

(a)	Fund available in prior year but no activity.

157

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	240,289	42,291	2,159	2	—
Units issued	189,053	220,279	45,710	4,651	3
Units redeemed	(89,565)	(22,281)	(5,578)	(2,494)	(1)

Units, end of period	339,777	240,289	42,291	2,159	2

Unit value, end of period $	15.92	11.84	19.59	17.19	15.15
Assets, end of period $	5,410,553	2,845,595	828,429	37,098	29
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	33.17% to 40.36%	(39.54%) to (28.06%)	6.76% to 13.98%	4.81% to 13.47%	12.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	83,112	—
Units issued	36,274	84,149
Units redeemed	(23,548)	(1,037)

Units, end of period	95,838	83,112

Unit value, end of period $	13.46	10.00
Assets, end of period $	1,289,932	831,231
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	34.57%	0.01%

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

158

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	222,001	157,811	47,031	691	—
Units issued	166,756	120,420	128,807	53,950	704
Units redeemed	(43,268)	(56,230)	(18,027)	(7,610)	(13)

Units, end of period	345,489	222,001	157,811	47,031	691

Unit value, end of period $	12.74	10.05	15.16	15.48	13.16
Assets, end of period $	4,400,225	2,231,463	2,392,630	728,104	9,096
Investment income ratio*	1.15%	1.51%	2.07%	0.06%	0.00%
Total return, lowest to highest**	26.70% to 3.5.11%	(33.70%) to (27.53%)	(2.06%) to (1.09%)	8.80% to 17.64%	3.33%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	450,091	480,963	503,406	482,672	477,338
Units issued	46,142	56,257	55,899	71,939	130,103
Units redeemed	(72,708)	(87,129)	(78,342)	(51,205)	(124,769)

Units, end of period	423,525	450,091	480,963	503,406	482,672

Unit value, end of period $	16.01	12.65	19.08	19.50	16.58
Assets, end of period $	6,781,759	5,690,789	9,173,582	9,814,002	8,000,791
Investment income ratio*	0.84%	1.33%	1.67%	0.48%	0.52%
Total return, lowest to highest**	26.64%	(33.71%)	(2.16%)	17.62%	3.89%

159

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	85,254	37,769	23,676	17	—
Units issued	88,429	61,708	39,779	26,666	22
Units redeemed	(32,814)	(14,223)	(25,686)	(3,007)	(5)

Units, end of period	140,869	85,254	37,769	23,676	17

Unit value, end of period $	9.21	6.87	11.87	12.85	11.63
Assets, end of period $	1,297,069	585,730	448,408	304,246	203
Investment income ratio*	0.00%	3.08%	2.34%	0.39%	0.00%
Total return, lowest to highest**	27.43% to 41.34%	(42.13%) to (30.64%)	(7.60%) to (6.53%)	4.03% to 10.47%	3.46%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	316,192	340,366	389,017	408,563	175,331
Units issued	116,753	34,173	112,989	49,530	430,156
Units redeemed	(144,196)	(58,347)	(161,640)	(69,076)	(196,924)

Units, end of period	288,749	316,192	340,366	389,017	408,563

Unit value, end of period $	18.74	14.00	24.20	26.20	23.72
Assets, end of period $	5,412,188	4,427,273	8,235,210	10,192,903	9,691,801
Investment income ratio*	0.00%	2.40%	1.85%	0.70%	0.00%
Total return, lowest to highest**	33.87%	(42.13%)	(7.66%)	10.45%	7.77%

160

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	112,498	60,139	10,694	1,157	—
Units issued	102,922	71,380	61,228	11,085	1,157
Units redeemed	(40,713)	(19,021)	(11,783)	(1,548)	—

Units, end of period	174,707	112,498	60,139	10,694	1,157

Unit value, end of period $	32.75	25.43	34.40	35.44	29.70
Assets, end of period $	5,722,457	2,861,205	2,068,955	378,961	34,364
Investment income ratio*	0.81%	1.55%	1.24%	0.06%	0.00%
Total return, lowest to highest**	28.08% to 36.59%	(27.51%) to (21.37%)	(4.00%) to (2.92%)	13.65% to 19.32%	2.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (a)
Units, beginning of period	372,081	58,614	—
Units issued	265,246	557,416	59,725
Units redeemed	(414,214)	(243,949)	(1,111)

Units, end of period	223,113	372,081	58,614

Unit value, end of period $	11.68	9.08	$12.28
Assets, end of period $	2,605,053	3,377,013	$719,629
Investment income ratio*	0.68%	1.17%	0.60%
Total return, lowest to highest**	28.65%	(26.07%)	(1.78%)

(a)	Fund available in prior year but no activity.

161

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Trust Series 0
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	445	279	163	40	—
Units issued	101	219	149	214	51
Units redeemed	(546)	(53)	(33)	(91)	(11)

Units, end of period	—	445	279	163	40

Unit value, end of period $	6.42	6.25	11.00	11.76	11.13
Assets, end of period $	—	2,779	3,064	1,911	446
Investment income ratio*	0.41%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	2.59%	(43.16%)	(6.46%)	5.66%	1.61%

(aq)  Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

(b)    Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	55,134	125,346	129,431	33,689	4,484
Units issued	3,382	6,085	87,014	188,007	30,727
Units redeemed	(58,516)	(76,297)	(91,099)	(92,265)	(1,522)

Units, end of period	—	55,134	125,346	129,431	33,689

Unit value, end of period $	9.31	9.07	15.97	17.09	16.18
Assets, end of period $	—	499,852	2,001,938	2,211,694	545,155
Investment income ratio*	0.35%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	2.68%	(43.24%)	(6.53%)	5.60%	6.32%

(aq)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

162

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	428,632	266,337	103,645	187	—
Units issued	177,293	241,808	189,323	114,103	194
Units redeemed	(127,230)	(79,513)	(26,631)	(10,645)	(7)

Units, end of period	478,695	428,632	266,337	103,645	187

Unit value, end of period $	12.36	9.67	13.25	13.41	11.61
Assets, end of period $	5,916,635	4,144,846	3,529,955	1,389,495	2,176
Investment income ratio*	0.44%	0.86%	0.16%	0.02%	0.00%
Total return, lowest to highest**	27.82% to 35.35%	(29.59%) to (27.05%)	(2.27%) to (1.14%)	5.55% to 15.50%	5.47%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	983,939	1,112,314	1,212,971	1,245,748	1,260,713
Units issued	163,114	261,080	192,846	154,295	187,060
Units redeemed	(279,037)	(389,455)	(293,503)	(187,072)	(202,025)

Units, end of period	868,016	983,939	1,112,314	1,212,971	1,245,748

Unit value, end of period $	18.61	14.57	19.98	20.22	17.52
Assets, end of period $	16,149,546	14,337,181	22,218,148	24,522,007	21,820,203
Investment income ratio*	0.37%	0.71%	0.14%	0.06%	0.26%
Total return, lowest to highest**	27.69%	(27.05%)	(1.19%)	15.42%	7.04%

163

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Smaller Company Growth Trust Series 0
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	189,370
Units redeemed	(2,023)

Units, end of period	187,347

Unit value, end of period $	10.52
Assets, end of period $	1,971,295
Investment income ratio*	0.00%
Total return, lowest to highest**	5.22%

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

Sub-Account
Smaller Company Growth Trust Series 1
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	2,799,660
Units redeemed	(66,645)

Units, end of period	2,733,015

Unit value, end of period $	10.52
Assets, end of period $	28,757,207
Investment income ratio*	0.00%
Total return, lowest to highest**	5.22%

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

164

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	143,710	94,407	8,781	—
Units issued	93,744	81,244	107,814	9,607
Units redeemed	(47,602)	(31,941)	(22,188)	(826)

Units, end of period	189,852	143,710	94,407	8,781

Unit value, end of period $	11.39	9.23	10.99	10.99
Assets, end of period $	2,162,222	1,325,891	1,037,727	96,498
Investment income ratio*	9.16%	8.15%	10.36%	1.21%
Total return, lowest to highest**	17.07% to 23.45%	(16.29%) to (9.37%)	0.02% to 2.07%	6.69% to 7.25%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	428,401	514,604	506,732	475,070	472,670
Units issued	26,231	22,955	78,328	87,186	51,793
Units redeemed	(75,084)	(109,158)	(70,456)	(55,524)	(49,393)

Units, end of period	379,548	428,401	514,604	506,732	475,070

Unit value, end of period $	24.06	19.49	23.23	23.26	21.73
Assets, end of period $	9,130,127	8,350,339	11,952,294	11,787,711	10,322,942
Investment income ratio*	8.05%	6.78%	9.25%	6.50%	2.75%
Total return, lowest to highest**	23.41%	(16.08%)	(0.15%)	7.06%	2.70%

165

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	186,605	109,219	7,198	515	—
Units issued	146,818	103,622	156,738	11,672	515
Units redeemed	(53,118)	(26,236)	(54,717)	(4,989)	—

Units, end of period	280,305	186,605	109,219	7,198	515

Unit value, end of period $	13.13	10.36	11.33	10.70	10.28
Assets, end of period $	3,680,414	1,932,692	1,237,215	77,024	5,292
Investment income ratio*	7.58%	11.96%	3.04%	6.15%	69.96%
Total return, lowest to highest**	18.51% to 26.78%	(10.62%) to (8.05%)	3.96% to 5.85%	2.73% to 4.08%	1.23%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	95,595	81,469	54,207	18,409	3,766
Units issued	36,242	26,789	38,500	39,532	15,773
Units redeemed	(23,441)	(12,663)	(11,238)	(3,734)	(1,130)

Units, end of period	108,396	95,595	81,469	54,207	18,409

Unit value, end of period $	17.74	14.01	15.33	14.48	13.93
Assets, end of period $	1,923,528	1,339,349	1,248,960	784,930	256,383
Investment income ratio*	6.80%	10.96%	2.74%	4.57%	6.20%
Total return, lowest to highest**	26.64%	(8.61%)	5.88%	3.97%	2.28%

166

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	206,469	135,088	10,174	—	—
Units issued	307,241	181,899	152,876	10,718	1
Units redeemed	(80,340)	(110,518)	(27,962)	(544)	(1)

Units, end of period	433,370	206,469	135,088	10,174	—

Unit value, end of period $	19.14	18.01	17.03	15.89	15.27
Assets, end of period $	8,296,145	3,718,773	2,299,903	161,697	6
Investment income ratio*	7.91%	5.73%	12.97%	0.12%	0.00%
Total return, lowest to highest**	4.86% to 6.29%	3.41% to 5.79%	5.28% to 7.13%	4.07% to 4.95%	0.39%

(g) Fund renamed on October 1, 2007. Previously known as Bond Index Trust B. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	808,671	336,127	112,748	207	—
Units issued	741,672	585,903	293,781	127,574	225
Units redeemed	(243,723)	(113,359)	(70,402)	(15,033)	(18)

Units, end of period	1,306,620	808,671	336,127	112,748	207

Unit value, end of period $	14.46	12.71	12.37	11.39	10.99
Assets, end of period $	18,889,252	10,281,839	4,159,047	1,284,476	2,274
Investment income ratio*	4.61%	5.66%	9.08%	0.34%	0.00%
Total return, lowest to highest**	8.24% to 13.71%	(0.76%) to 2.76%	7.18% to 8.61%	3.67% to 4.15%	(0.07%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

167

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,136,708	1,124,031	1,170,580	1,115,248	1,021,035
Units issued	482,319	304,957	157,071	159,856	158,392
Units redeemed	(377,384)	(292,280)	(203,620)	(104,524)	(64,179)

Units, end of period	1,241,643	1,136,708	1,124,031	1,170,580	1,115,248

Unit value, end of period $	24.11	21.22	20.65	19.04	18.37
Assets, end of period $	29,934,757	24,125,362	23,214,442	22,283,837	20,493,352
Investment income ratio*	4.21%	4.77%	7.57%	3.34%	2.28%
Total return, lowest to highest**	13.60%	2.77%	8.49%	3.60%	2.48%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	48,055	29,310	11,816	151	—
Units issued	44,020	35,873	33,080	18,251	151
Units redeemed	(18,070)	(17,128)	(15,586)	(6,586)	—

Units, end of period	74,005	48,055	29,310	11,816	151

Unit value, end of period $	39.42	30.58	48.65	46.25	40.10
Assets, end of period $	2,917,588	1,469,405	1,425,887	546,447	6,036
Investment income ratio*	1.89%	1.99%	2.76%	0.06%	0.00%
Total return, lowest to highest**	25.14% to 33.63%	(37.15%) to (25.73%)	1.41% to 5.19%	12.21% to 15.33%	3.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

168

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	526,762	537,176	511,025	498,306	503,811
Units issued	127,512	58,855	66,195	75,161	90,402
Units redeemed	(108,331)	(69,269)	(40,044)	(62,442)	(95,907)

Units, end of period	545,943	526,762	537,176	511,025	498,306

Unit value, end of period $	11.86	9.21	14.66	13.94	12.09
Assets, end of period $	6,476,527	4,849,169	7,874,116	7,122,081	6,023,552
Investment income ratio*	1.71%	1.63%	2.22%	0.93%	1.07%
Total return, lowest to highest**	28.86%	(37.20%)	5.18%	15.29%	5.70%

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	245,631	35,230	3,488	—
Units issued	150,460	247,542	57,871	5,259
Units redeemed	(65,935)	(37,141)	(26,129)	(1,771)

Units, end of period	330,156	245,631	35,230	3,488

Unit value, end of period $	13.51	12.45	12.64	12.24
Assets, end of period $	4,460,668	3,059,141	445,142	42,688
Investment income ratio*	3.91%	9.59%	9.75%	0.76%
Total return, lowest to highest**	5.84% to 8.49%	(1.44%) to 2.87%	2.42% to 3.25%	4.24% to 4.74%

(a)	Fund available in prior year but no activity.

169

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	675,664	771,359	733,672	773,526	941,170
Units issued	85,838	134,861	226,897	57,942	56,823
Units redeemed	(138,145)	(230,556)	(189,210)	(97,796)	(224,467)

Units, end of period	623,357	675,664	771,359	733,672	773,526

Unit value, end of period $	18.68	17.23	17.48	16.94	16.23
Assets, end of period $	11,642,623	11,643,008	13,481,617	12,431,478	12,555,989
Investment income ratio*	3.07%	3.67%	8.15%	4.94%	1.81%
Total return, lowest to highest**	8.39%	(1.41%)	3.15%	4.39%	1.58%

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	99,776	33,326	3,854	—
Units issued	173,258	93,756	33,298	4,937
Units redeemed	(70,982)	(27,306)	(3,826)	(1,083)

Units, end of period	202,052	99,776	33,326	3,854

Unit value, end of period $	13.65	9.31	11.76	11.42
Assets, end of period $	2,757,131	928,594	391,865	44,001
Investment income ratio*	11.15%	7.44%	11.70%	0.41%
Total return, lowest to highest**	23.40% to 46.65%	(21.56%) to (19.03%)	3.00% to 3.60%	6.52% to 9.60%

(a)	Fund available in prior year but no activity.

170

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	87,842	41,283	63,180	371	—
Units issued	395,544	52,769	45,222	316,818	372
Units redeemed	(334,055)	(6,210)	(67,119)	(254,009)	(1)

Units, end of period	149,331	87,842	41,283	63,180	371

Unit value, end of period $	17.01	11.60	14.66	14.25	13.01
Assets, end of period $	2,540,388	1,019,425	605,496	900,741	4,822
Investment income ratio*	7.65%	6.32%	8.89%	0.06%	0.00%
Total return, lowest to highest**	46.62%	(20.86%)	2.86%	9.57%	4.08%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	231,844	127,891	20,867	4	—
Units issued	59,464	159,133	125,664	25,907	5
Units redeemed	(291,308)	(55,180)	(18,640)	(5,044)	(1)

Units, end of period	—	231,844	127,891	20,867	4

Unit value, end of period $	7.51	7.57	12.37	12.41	11.21
Assets, end of period $	—	1,754,338	1,582,484	258,878	44
Investment income ratio*	0.75%	3.27%	1.47%	0.03%	0.00%
Total return, lowest to highest**	(0.75%) to 2.40%	(38.85%) to (23.68%)	(3.98%) to (0.26%)	7.68% to 10.68%	3.58%

(ar)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

171

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,502,392	2,792,574	3,105,894	3,446,247	3,711,231
Units issued	46,699	74,470	187,105	65,275	111,873
Units redeemed	(2,549,091)	(364,652)	(500,425)	(405,628)	(376,857)

Units, end of period	—	2,502,392	2,792,574	3,105,894	3,446,247

Unit value, end of period $	10.21	10.29	16.83	16.89	15.26
Assets, end of period $	—	25,745,973	47,013,690	52,467,049	52,609,938
Investment income ratio*	0.65%	2.33%	1.08%	0.57%	0.43%
Total return, lowest to highest**	(0.73%)	(38.88%)	(0.34%)	10.66%	5.81%

(ar) Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	199,521	96,715	19,690	47	—
Units issued	129,421	136,730	110,966	21,615	49
Units redeemed	(56,525)	(33,924)	(33,941)	(1,972)	(2)

Units, end of period	272,417	199,521	96,715	19,690	47

Unit value, end of period $	15.88	11.89	19.33	15.17	11.57
Assets, end of period $	4,325,990	2,371,852	1,869,476	298,683	547
Investment income ratio*	5.39%	3.88%	2.35%	0.10%	0.00%
Total return, lowest to highest**	28.79% to 33.58%	(38.50%) to (21.20%)	12.22% to 27.43%	25.74% to 31.06%	3.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

172

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	254,809	369,846	507,965	214,242	262,919
Units issued	151,731	349,679	372,247	461,446	295,499
Units redeemed	(124,475)	(464,716)	(510,366)	(167,723)	(344,176)

Units, end of period	282,065	254,809	369,846	507,965	214,242

Unit value, end of period $	19.91	14.88	24.26	19.04	14.54
Assets, end of period $	5,616,370	3,792,853	8,972,614	9,672,916	3,114,125
Investment income ratio*	4.48%	3.19%	2.06%	1.34%	0.45%
Total return, lowest to highest**	33.77%	(38.65%)	27.40%	31.00%	16.82%

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	168,556	123,649	18,887	46	—
Units issued	78,215	99,852	137,891	22,949	46
Units redeemed	(51,910)	(54,945)	(33,129)	(4,108)	—

Units, end of period	194,861	168,556	123,649	18,887	46

Unit value, end of period $	12.57	8.90	15.05	13.90	11.48
Assets, end of period $	2,449,059	1,500,468	1,860,649	262,517	527
Investment income ratio*	1.49%	1.26%	1.55%	0.08%	0.00%
Total return, lowest to highest**	33.21% to 45.49%	(40.84%) to (28.53%)	(0.18%) to 8.26%	13.77% to 21.03%	5.54%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

173

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	612,103	677,246	792,456	800,166	857,071
Units issued	28,918	25,260	56,113	175,256	64,856
Units redeemed	(110,358)	(90,403)	(171,323)	(182,966)	(121,761)

Units, end of period	530,663	612,103	677,246	792,456	800,166

Unit value, end of period $	27.01	19.14	32.36	29.90	24.71
Assets, end of period $	14,335,243	11,712,280	21,916,100	23,697,339	19,767,664
Investment income ratio*	1.32%	1.08%	1.34%	0.37%	0.62%
Total return, lowest to highest**	41.18%	(40.87%)	8.22%	21.04%	12.56%

174

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

175

Prospectus dated May 3, 2010

for interests in

Separate Account A

Interests are made available under

ACCUMULATION VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B	Equity-Income	Mid Value
Active Bond	Financial Services	Money Market B
All Cap Core	Franklin Templeton Founding Allocation	Natural Resources
All Cap Value	Fundamental Value	Optimized All Cap
Alpha Opportunities	Global	Optimized Value
American Asset Allocation	Global Bond	PIMCO VIT All Asset
American Blue Chip Income and Growth	Health Sciences	Real Estate Securities
American Bond	High Yield	Real Return Bond
American Fundamental Holdings	International Core	Science & Technology
American Global Diversification	International Equity Index A	Short Term Government Income
American Growth	International Equity Index B	Small Cap Growth
American Growth-Income	International Opportunities	Small Cap Index
American International	International Small Company	Small Cap Opportunities
American New World	International Value	Small Cap Value
Balanced	Investment Quality Bond	Small Company Value
Blue Chip Growth	Large Cap	Smaller Company Growth
Capital Appreciation	Large Cap Value	Strategic Bond
Capital Appreciation Value	Lifestyle Aggressive	Strategic Income Opportunities
Core Allocation Plus	Lifestyle Balanced	Total Bond Market B
Core Bond	Lifestyle Conservative	Total Return
Core Diversified Growth & Income	Lifestyle Growth	Total Stock Market Index
Core Strategy	Lifestyle Moderate	U.S. High Yield Bond
Disciplined Diversification	Mid Cap Index	Utilities
Emerging Markets Value	Mid Cap Stock	Value
* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•	Starting on the next page is a Table of Contents for this prospectus.

•

The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

3

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

•

Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).

•

Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus any gain or minus any loss of the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).

Withdrawals

After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals — Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in full force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the

4

insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations — Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account A (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Long-Term Care Rider and seek an advance under that rider, you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).

5

Early surrender risk

There are surrender charges assessed if you surrender your policy in the first nine policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit — Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing risk

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by frequent transfer activity since such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations.”

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

6

FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charge is used to cover state and Federal premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	6% of each premium paid
Maximum withdrawal fee	Upon making a withdrawal	The lesser of 2% of the withdrawal amount or $25 (currently $0)(1)
Surrender charge(2)	Upon surrender, policy lapse or any reduction in Base Face Amount
Minimum surrender charge		$2.40 per thousand dollars of Base Face Amount
Maximum surrender charge		$95.39 per thousand dollars of Base Face Amount
Surrender charge for representative insured person		$17.09 per thousand dollars of Base Face Amount
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than 12	$25 (currently $0)(1)

(1)	This charge is not currently imposed, but we reserve the right to do so in the policy.

(2)	A surrender charge is applicable for 9 policy years from the Policy Date, and is calculated as a percentage of the Surrender Charge Calculation Limit as stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The Surrender Charge Calculation Limit varies by the sex, issue age, underwriting risk class, and death benefit option of the insured person. The maximum charge shown in the table is for a 74 year old male substandard smoker underwriting risk with death benefit Options 1 and 2, the minimum charge shown is for a 0 year old female standard non-smoker underwriting risk with death benefit Option 1, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk with death benefit Option 1.

7

The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits. The charges shown in these tables may not be particularly relevant to your current situation. For more information about the cost of insurance rates and other charges talk to your John Hancock representative.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge:(1)	Monthly
Minimum charge		$0.06 per $1,000 of NAR	$0.004 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.38 per $1,000 of NAR	$0.04 per $1,000 of NAR
Face Amount charge:(2)	Monthly for 10 policy years from the Policy Date
Minimum charge		$0.03 per $1,000 of Base Face Amount	$0.03 per $1,000 of Base Face Amount
Maximum charge		$1.18 per $1,000 of Base Face Amount	$1.18 per $1,000 of Base Face Amount
Charge for representative insured person		$0.17 per $1,000 of Base Face Amount	$0.17 per $1,000 of Base Face Amount
Administrative charge(3)	Monthly	$25	$25
Asset-based risk charge(4)	Monthly	0.03% of policy value	0.00% of policy value
Maximum policy loan interest rate(5)	Accrues daily Payable annually	4.25%	4.25%

(1)	The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” guaranteed rate shown in the table is the rate in the first policy year for a policy issued to cover a 10 year old female standard non-smoker underwriting risk. The minimum current rate shown in the table is the rate in the first policy year for a policy issued to a 0 year old female standard non-smoker underwriting risk. The “maximum” rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.

(2)	This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age, death benefit option, and risk classification at issue of the insured person. The “minimum” rate shown in the table is for a 0 year old male standard non-smoker electing death benefit Option 1. The “maximum” rate shown in the table is for a 90 year old male standard smoker electing death benefit Option 2. The “representative insured person” referred to in the table is a 45 year old male standard non- smoker electing death benefit Option 1.

(3)	The monthly administrative charge in policy year 1 is $25. The monthly charge thereafter is $10.

(4)	This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.

(5)	4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Disability Payment of Specified Premium Rider:(1)	Monthly
Minimum charge		$16.57 per $1,000 of Specified Premium
Maximum charge		$198.67 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium
Long-Term Care Rider:(2)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$1.80 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Return of Premium Death Benefit Rider:(3)	Monthly
Minimum charge		$0.006 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured person		$0.38 per $1,000 of NAR
Cash Value Enhancement Rider	Upon policy issue	$500.00
Overloan Protection Rider:(4)	At exercise of benefit
Minimum charge		0.04%
Maximum charge		8.00%
Change of Life Insured Rider	At exercise of benefit	$250.00
Long-Term Care Continuation Rider:(5)	Monthly
Minimum charge		$2.12 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Maximum charge		$130.37 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Charge for representative insured person		$7.29 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Accelerated Benefit Rider	At exercise of benefit	$150.00 (6)

(1)	The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a 20 year old male standard non-smoker underwriting risk. The “maximum” rate shown in the table is for a 54 year old female substandard smoker underwriting risk. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk.

(2)	The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The “maximum” rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.

(3)	The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary depending upon the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 0 year old female standard non-smoker underwriting risk. The “maximum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.

(4)

The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate

9

for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is .054% (currently .054%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 99 and the guideline premium test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.

(5)	The charge for this rider is determined by multiplying the LTC Continuation Maximum Monthly Benefit Amount for this rider by the applicable rate. The LTC Continuation Maximum Monthly Benefit Amount is stated in the Policy Specifications page of your policy. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a 20 year old female standard non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The “maximum” rate shown in the table is for a 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The “representative insured person” referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.

(6)	This charge is not currently imposed, but we reserve the right to do so in the policy.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, American New World, American Fundamental Holdings, American Global Diversification, American International, and Core Diversified Growth & Income portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, American New World, and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*

All Cap Value	Lord, Abbett & Co. LLC

To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

Alpha Opportunities	Wellington Management Company, LLP

To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

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Portfolio	Portfolio Manager	Investment Objective
American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.

American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.

American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Balanced	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

Blue Chip Growth	T. Rowe Price Associates, Inc.

To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

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Portfolio	Portfolio Manager	Investment Objective
Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation Range of Allocations Equity Securities: 70% 65% – 75% Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.

To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

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Portfolio	Portfolio Manager	Investment Objective
Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC

To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):

Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

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Portfolio	Portfolio Manager	Investment Objective
International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Company	Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.

International Value	Templeton Investment Counsel, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

Real Estate Securities	Deutsche Investment Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

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Portfolio	Portfolio Manager	Investment Objective
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Short Term Government Income	MFC Global Investment Management (U.S.), LLC

To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.

To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and medium-capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.
Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

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Portfolio	Portfolio Manager	Investment Objective
Strategic Income Opportunities	MFC Global Investment Management (U.S.), LLC

To seek to maximize total return consistent with current income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. High Yield Bond	Wells Capital Management, Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.

Utilities	Massachusetts Financial Services Company

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.

Value	Van Kampen Investments

To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

* “Wilshire 5000 Total Market Index ®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000, ®” “Russell 2000, ®” “Russell 1000 Value, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company. “S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

Wilshire 5000 Total Market Index — less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index — $544 million to $197.9 billion

Russell 1000 Index — $239 million to $307.3 billion

Russell 1000 Value Index — $239 million to $307.3 billion

Russell 2000 Index — $13 million to $4.6 billion

Russell 3000 Index — $13 million to $307.3 billion

Russell MidCap Index — $239 million to $17.5 billion

Russell MidCap Value Index — $239 million to $14.5 billion

S&P 500 Index — $1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index — $374 million to $8.1 billion

S&P SmallCap 600 Index — $60 million to $2.8 billion (as of April 9, 2010)

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any

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exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

The investment accounts shown on page 1 are in fact subaccounts of Separate Account A, a separate account operated by us under Michigan law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

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The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).

•

Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the resulting cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, after the insured person reaches age 100, the amount of any Supplemental Face Amount will be limited to the lesser of the current Supplemental Face Amount or the policy value.

If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the insured person reaches age 100, then you may wish to maximize the proportion of the Base Face Amount.

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The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 100

At and after the policy anniversary nearest the insured person’s 100th birthday, the following will occur:

•	Any Supplemental Face Amount will be limited (see “Base Face Amount vs. Supplemental Face Amount”).

•	We will stop deducting any monthly deductions.

•	We will stop accepting any premium payments.

•	You may no longer borrow from your policy.

Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in the Supplemental Face Amount. Generally, each such increase must be at least $50,000. Scheduled increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Total Face Amount after issue, would first require that you terminate the Disability Payment of Specified Premium, Long-Term Care and Long-Term Care Continuation Riders, you may have elected at issue.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

•	the remaining in the Supplemental Face Amount and Base Face Amount will each be at least $100,000, and

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•	the remaining in the Supplemental Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

The death benefit option may be changed after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Total Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit.

•

If it is a change from Option 1 to Option 2, the new Total Face Amount will be equal to the Total Face Amount prior to the change minus the policy value as of the date of the change. The change will take effect on the policy anniversary on or next following the date the written request for the change is received at our Service Office.

•

If it is a change from Option 2 to Option 1, the new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.

Surrender charges will not apply to reductions in the value of Total Face Amount to the extent that the value being reduced had originally been attributable solely to a change in the death benefit option.

Tax consequences of coverage changes

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds

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held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. Please contact our Service Office for more information.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 100, subject to the limitations on premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk, and we will generally refuse to accept premiums in excess of the Maximum Annual Premium limit set forth in the Policy Specifications. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments that are not in excess of the Maximum Annual Premium limit. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the

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Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The “Allocation Date” of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.

Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company, or

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

No-lapse guarantee

In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s surrender value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.

The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance due to a withdrawal, (iv) there is any change in the supplementary

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benefits added to the policy or in the risk classification of the insured person or (v) a temporary additional rating is added (due to a Face Amount increase).

The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) 5 years if the insured person’s issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Rider, however, is limited to the first two policy years.

While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a)	the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or

(b)	the amount necessary to bring the surrender value to zero plus the monthly deductions due, plus the next three monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Cumulative premium test

The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)	The insured person’s risk classification is standard or preferred, and

(b)	The insured person’s attained age is less than 46.

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and

(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

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The policy value

From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment accounts. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of investment accounts and to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

•	within 18 months after the policy’s Issue Date, or

•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no

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transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers out of the fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, which involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

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Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. In addition, we reserve the right to charge a withdrawal fee of up to the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal and the related charges. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount or the Base Face Amount to fall below $100,000.

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted, above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”). We reserve the right to waive the pro-rata surrender charge on any reduction in Base Face Amount if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).

For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

•	We first determine the net cash surrender value of your policy.

•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.

•	We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).

•	We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original

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loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request. We will not process any loans at and after the policy anniversary nearest the insured person’s 100th birthday.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.

•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 100, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deduction from premium payments

•	Premium charge - A charge to help defray our sales costs and related taxes. The current charge is 6% of each premium paid.

Deductions from policy value

•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $25 per month for the first year, and $10 per month thereafter.

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Face Amount charge - A monthly charge for the first ten policy years, to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by the insured person’s sex, age, death benefit option and risk classification at issue.

•

Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) gender of the insured person, and the length of time the policy has been in effect.

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Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a)	is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and

(b)	is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

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Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed, but we reserve the right to do so.

•	Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.

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Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The fee is the lesser of 2% of the withdrawal amount or $25. This fee is not currently imposed, but we reserve the right to do so.

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Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first nine policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the Surrender Charge Calculation Limit stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:

Policy Year	Percentage Applied
1	100%
2	100%
3	100%
4	100%
5	95%
6	95%
7	90%
8	70%
9	50%
10+	0%

The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is male, and less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Surrender and withdrawals - Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.

Additional information about how certain policy charges work

Sales expenses and related charges

The premium and Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including

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gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

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Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a 6 month

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“waiting period” of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person’s 65th birthday if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday. The “Specified Premium” is chosen at issue and will be stated in the Policy Specifications page of your policy.

•

Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have the policy’s death benefit advanced to you in the event of terminal illness.

Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is based on the percentage of the policy’s death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month. The first

100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

We restrict your policy value’s exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.

If you purchase this rider:

•

you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

•	you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

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Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the life insured. The Return of Premium Rider death benefit has an initial value equal to your initial premium times the Percentage of Premium (which may range between 0% and 100%) as elected and shown in the Policy Specifications page for the rider. The Percentage of Premium will be applied to each subsequent premium and will increase the coverage at the time of premium payment by that amount. The Return of Premium Death Benefit Increase Rate is specified in the Policy Specifications page of your policy and may range between 0% and 5%. The rider also provides options to increase or decrease the benefit amount. This rider is only available to you if death benefit Option 1 is

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elected, and will cease as of the beginning of the policy month coincident with or next following the date we approve your written request for a change to death benefit Option 2.

The Return of Premium Rider death benefit will not exceed the Maximum Benefit Amount shown in the Policy Specifications page for the rider. If the policy owner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Rider death benefit will be reduced by the amount of the withdrawal.

The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two policy years only.

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Cash Value Enhancement Rider - Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce the surrender charge upon decreases in Face Amount or partial withdrawals.

Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:

Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%

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Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured’s insurability, and the premiums and charges after the change date will reflect the new life insured’s age, sex, risk classification and any additional rating which applies. Supplementary benefits riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The validity and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.

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Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

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Long-Term Care Continuation Rider - This rider is available only if you also purchase the Long-Term Care Rider (“Long-Term Care Rider”). This rider provides protection against the death benefit being reduced below the lesser of $25,000 or 10% of the Total Face Amount under the policy at issue, reduced proportionately for any reduction in the Total Face Amount not due to acceleration under the Long-Term Care Rider. The rider also provides for a continuation of benefits under the Long-Term Care Rider after such benefits would otherwise have ceased. The monthly maximum continuation benefit is determined by multiplying the Monthly Acceleration Percentage specified in the Policy Specifications times the Total Face Amount at issue.

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Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. Payment of the accelerated benefits is subject to limits and conditions specified in the rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in

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certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include those listed below:

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.

•	Combining or removing fixed accounts or investment accounts.

•	Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

•	Determine when and how much you invest in the various accounts.

•	Borrow or withdraw amounts you have in the accounts.

•	Change the beneficiary who will receive the death benefit.

•	Change the amount of insurance.

•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.

•	Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

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Policy cancellation right

You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

•	John Hancock USA at either of the addresses shown on the back cover of this prospectus, or

•	the John Hancock USA representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

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Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

•	loans

•	surrenders or withdrawals

•	change of death benefit option

•	increase or decrease in Face Amount

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

•	transfers of policy value among accounts

•	change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-827-4546 or by faxing us at 1-416-926-5339 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions

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from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. To discourage disruptive frequent trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

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You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under

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applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if you have elected the Long-Term Care Rider, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The rider is intended to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected the Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be

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required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

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Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE

Express Delivery	Mail Delivery
197 Clarendon Street	1 John Hancock Way, Suite 1350
Boston, MA 02116-5010	Boston, MA 02217-1099

Phone:	Fax:
1-800-827-4546	1-416-926-5339

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-4834 — 1933 Act File No. 333-85284

Statement of Additional Information

dated May 3, 2010

for interests in

John Hancock Life Insurance Company (U.S.A.) Account A (“Registrant”)

Interests are made available under

ACCUMULATION VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at 197 Clarendon Street, Boston, MA 02116-5010 or telephoning 1-800-827-4546.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2009, 2008, and 2007 was $152,873,991, $224,191,519, and $236,021,417 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2009, 2008, and 2007

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets-
As of December 31, 2009 and 2008	F-3

Consolidated Statements of Operations-
For the Years Ended December 31, 2009, 2008, and 2007	F-5

Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss)-
For the Years Ended December 31, 2009, 2008, and 2007	F-6

Consolidated Statements of Cash Flows-
For the Years Ended December 31, 2009, 2008, and 2007	F-9

Notes to Consolidated Financial Statements	F-11

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders’ equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

/s/ Ernst & Young, LLP

Boston, Massachusetts

April 7, 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,

	2009	2008

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$55,386; 2008—$53,112)	$55,581	$49,547
Held-for-trading—at fair value (cost: 2009—$1,231; 2008—$1,228)	1,208	1,057
Equity securities:
Available-for-sale—at fair value (cost: 2009—$489; 2008—$726)	558	616
Mortgage loans on real estate	12,623	12,472
Investment real estate, agriculture, and timber	3,084	2,983
Policy loans	4,949	4,918
Short-term investments	3,973	3,670
Other invested assets	3,417	3,295

Total Investments	85,393	78,558
Cash and cash equivalents	4,915	4,850
Accrued investment income	896	913
Goodwill	3,053	3,053
Value of business acquired	2,171	2,564
Deferred policy acquisition costs and deferred sales inducements	9,565	9,846
Amounts due from and held for affiliates	3,828	3,035
Intangible assets	1,294	1,308
Reinsurance recoverable	10,171	9,418
Derivative asset	2,142	6,129
Other assets	1,680	1,560
Separate account assets	122,466	92,058

Total Assets	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,

	2009	2008

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$78,478	$76,249
Policyholders’ funds	9,125	10,785
Unearned revenue	2,615	2,458
Unpaid claims and claim expense reserves	1,303	890
Policyholder dividends payable	619	637
Amounts due to affiliates	3,714	2,554
Short-term debt	6	4
Long-term debt	484	483
Consumer notes	1,205	1,600
Current income tax payable	232	282
Deferred income tax liability	1,755	682
Coinsurance funds withheld	4,359	4,263
Derivative liability	2,629	3,112
Other liabilities	3,008	3,956
Separate account liabilities	122,466	92,058

Total Liabilities	231,998	200,013

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2009 and 2008)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938 shares issued and outstanding at December 31, 2009 and 2008)	5	5
Additional paid-in capital	12,427	12,412
Retained earnings	2,822	1,765
Accumulated other comprehensive income (loss)	129	(1,086)

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,383	13,096
Noncontrolling interests	193	183

Total Shareholder’s Equity	15,576	13,279

Total Liabilities and Shareholder’s Equity	$247,574	$213,292

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$3,946	$81	$3,707
Fee income	3,561	3,427	4,449
Net investment income	4,346	4,441	4,839
Net realized investment and other (losses) gains:
Total other-than-temporary impairment losses	(754)	(1,767)	(386)
Portion of loss recognized in other comprehensive income	91	-	-

Net impairment losses recognized in earnings	(663)	(1,767)	(386)
Other net realized investment and other (losses) gains	(1,174)	1,544	693

Total net realized investment and other (losses) gains	(1,837)	(223)	307
Other revenue	46	62	68

Total revenues	10,062	7,788	13,370

Benefits and expenses
Benefits to policyholders	4,558	4,771	6,854
Policyholder dividends	918	939	942
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Other operating costs and expenses	3,071	3,064	2,649

Total benefits and expenses	9,758	8,438	11,196

Income (loss) before income taxes	304	(650)	2,174

Income tax (benefit) expense	(7)	(339)	652

Net income (loss)	311	(311)	1,522

Less: Net (loss) income attributable to noncontrolling interests	(16)	16	32

Net income (loss) attributable to John Hancock Life Insurance Company (U.S.A.)	$327	$(327)	$1,490

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2007, as previously reported after giving retroactive effect to the Merger (Note 1)	$5	$11,896	$2,283	$916	$15,100	$133	$15,233	4,829

Comprehensive income:
Net income			1,490		1,490	32	1,522
Other comprehensive income, net of tax:
Net unrealized investment gains				100	100		100
Foreign currency translation adjustment				(4)	(4)		(4)
Pension and postretirement benefits:
Change in prior service cost				24	24		24
Change in net actuarial gain				(8)	(8)		(8)
Cash flow hedges				55	55		55

Comprehensive income					1,657	32	1,689

Adoption of ASC 840 (Note 1)			(133)		(133)		(133)
Transfer of invested assets with affiliates		10			10		10
Share-based payments		20			20		20
Contributions from noncontrolling interests						22	22
Distributions to noncontrolling interests						(44)	(44)
Dividends paid to Parent			(594)		(594)		(594)

Balance at December 31, 2007	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829
Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825 (Note 1)			7		7		7
Adoption of ASC 715 (Note 1)			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320 (Note 1)			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31

	2009	2008	2007

	(in millions)
Cash flows from operating activities:
Net income (loss)	$311	$(311)	$1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	153	168	296
Net realized investment and other losses (gains)	1,837	223	(307)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,211	(336)	751
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,642)	(2,009)	(1,974)
Depreciation and amortization	134	129	125
Net cash flows from trading securities	(151)	46	-
Decrease (increase) in accrued investment income	17	12	(68)
(Increase) decrease in other assets and other liabilities, net	(885)	2,030	1,159
(Decrease) increase in policyholder liabilities and accruals, net	(143)	4,178	3,256
Increase in deferred income taxes	29	114	443

Net cash provided by operating activities	871	4,244	5,203

Cash flows from investing activities:
Sales of:
Fixed maturities	11,418	10,428	15,561
Equity securities	1,022	422	1,453
Real estate	2	7	29
Other invested assets	71	884	646
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,101	2,318	2,235
Mortgage loans on real estate	2,112	2,056	3,428
Other invested assets	234	-	-
Purchases of:
Fixed maturities	(14,722)	(12,491)	(18,035)
Equity securities	(733)	(288)	(555)
Real estate	(151)	(233)	(201)
Other invested assets	(578)	(1,056)	(1,056)
Mortgage loans on real estate issued	(2,467)	(2,627)	(2,766)
(Issuance) repayments of notes receivable from affiliates	(11)	(755)	43
Net purchases of short-term investments	(303)	(944)	(1,997)
Other, net	716	692	(61)

Net cash used in investing activities	(1,289)	(1,587)	(1,276)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2009	2008	2007
	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$7	$477	$-
Dividends paid to Parent	-	(500)	(594)
Increase (decrease) in amounts due to affiliates	1,425	(964)	507
Universal life and investment-type contract deposits	7,547	7,375	4,964
Universal life and investment-type contract maturities and withdrawals	(5,287)	(7,948)	(6,580)
Net transfers to separate accounts from policyholders’ funds	(2,593)	(1,918)	(844)
Excess tax benefits related to share-based payments	8	2	17
Repayments of consumer notes, net	(395)	(557)	(297)
Issuance of long-term debt	1	2	1
Repayments of short-term debt	-	-	(477)
Repayments of long-term debt	-	(6)	(2)
Unearned revenue on financial reinsurance	(44)	1,592	(149)
Net reinsurance recoverable	(186)	(125)	(35)

Net cash provided by (used in) financing activities	483	(2,570)	(3,489)

Net increase in cash and cash equivalents	65	87	438
Cash and cash equivalents at beginning of year	4,850	4,763	4,325

Cash and cash equivalents at end of year	$4,915	$4,850	$4,763

Non-cash financing activities during the year:
Dividend of note receivable to Parent	$-	$(460)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies

Business.   John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income (loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

	2009, Prior to Merger		2009

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$4,493	$5,692	$(123)	$10,062
Net income (loss)	$911	$(573)	$(27)	$311

	2008, As Previously Reported		2008

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,512	$2,618	$(342)	$7,788
Net loss	$(38)	$(304)	$31	$(311)

	2007, As Previously Reported		2007

(in millions)	John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (1)	Merger Adjustments (2)	Consolidated

Revenues	$5,636	$7,843	$(109)	$13,370
Net income	$719	$771	$32	$1,522

(1)	Includes the results of JHVLICO.
(2)	Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

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the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

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Note 1 — Summary of Significant Accounting Policies - (continued)

embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company’s traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company’s traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Components of policyholders’ funds were as follows:

	December 31,

	2009	2008

	(in millions)
Guaranteed investment contracts	$948	$1,057
Funding agreements	1,753	3,644
Other investment-type products	1,976	1,975

Total liabilities for investment-type products	4,677	6,676
Individual and group annuities	2,124	1,948
Universal life and other	2,324	2,161

Total policyholders’ funds	$9,125	$10,785

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities (“SPEs”), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and FASB Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

FASB Accounting Standards Codification ™ (“ASC”) Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position (“FSP”) No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events” (“ASC 855”). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, “Amendment of Offsetting of Amounts Related to Certain Contracts,” which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company’s Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC Topic 810, “Consolidation” (“ASC 810”). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” which is now incorporated into ASC Topic 840, “Leases” (“ASC 840”), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” which is now incorporated into ASC Topic 740, “Income Taxes” (“ASC 740”). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position (“SOP”) No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts,” which is now incorporated into ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Future Adoption of Recent Accounting Pronouncements

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, “Amendments to FASB Interpretation No. 46(R),” which was incorporated into ASC 810 by ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.”

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets – an amendment of FASB Statement No. 140,” which upon its effective date will amend ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in fixed maturities and equity securities are summarized below:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,297	$856	$3,940	$38,213
Commercial mortgage-backed securities	4,852	4	620	4,236
Residential mortgage-backed securities	635	17	1	651
Collateralized debt obligations	272	-	100	172
Other asset-backed securities	1,501	23	191	1,333
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,276	207	-	1,483
Obligations of states and political subdivisions	171	6	9	168
Debt securities issued by foreign governments	1,083	209	26	1,266

Fixed maturities	51,087	1,322	4,887	47,522
Other fixed maturities (1)	2,025	-	-	2,025

Total fixed maturities available-for-sale	53,112	1,322	4,887	49,547

Equity securities available-for-sale	726	81	191	616

Total fixed maturities and equity securities available-for-sale	$53,838	$1,403	$5,078	$50,163

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,167	$2,182
Due after one year through five years	11,792	12,112
Due after five years through ten years	12,409	12,928
Due after ten years	19,991	20,020

	46,359	47,242
Asset-backed and mortgage-backed securities	7,015	6,327

Total	$53,374	$53,569

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at December 31, 2008	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

	Year ended December 31, 2008

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$17,248	$1,982	$9,479	$1,958	$26,727	$3,940
Commercial mortgage-backed securities	2,565	357	1,216	263	3,781	620
Residential mortgage-backed securities	102	1	32	-	134	1
Collateralized debt obligations	33	5	110	95	143	100
Other asset-backed securities	629	117	155	74	784	191
Obligations of states and political subdivisions	100	8	11	1	111	9
Debt securities issued by foreign governments	28	1	61	25	89	26

Total fixed maturities available-for-sale	20,705	2,471	11,064	2,416	31,769	4,887
Equity securities available-for-sale	347	161	40	30	387	191

Total	$21,052	$2,632	$11,104	$2,446	$32,156	$5,078

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,659	East North Central	$1,172
Hotels	13	East South Central	381
Industrial	1,803	Middle Atlantic	2,215
Office buildings	3,106	Mountain	876
Retail	3,392	New England	1,060
Mixed use	245	Pacific	3,345
Agricultural	793	South Atlantic	2,168
Agri business	1,105	West North Central	355
Other	549	West South Central	855
		Canada/Other	238

Provision for losses	(42)	Provision for losses	(42)

Total	$12,623	Total	$12,623

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period

	(in millions)

Year ended December 31, 2009	$ 29	$ 36	$ 23	$ 42

Year ended December 31, 2008	17	15	3	29

Year ended December 31, 2007	41	13	37	17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,

	2009	2008

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$150	$75
Provision for losses	(42)	(29)

Net impaired mortgage loans on real estate	$108	$46

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2009	2008	2007

	(in millions)

Average recorded investment in impaired loans	$113	$60	$94
Interest income recognized on impaired loans	-	-	-

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other (Losses) Gains

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

	Years ended December 31,

	2009	2008	2007

	(in millions)
Net investment income
Fixed maturities	$3,333	$3,286	$3,422
Equity securities	31	56	45
Mortgage loans on real estate	739	714	683
Investment real estate, agriculture, and timber	146	155	181
Policy loans	332	322	304
Short-term investments	27	182	251
Equity method investments and other	15	(8)	217

Gross investment income	4,623	4,707	5,103

Less investment expenses	277	266	264

Net investment income (1)	$4,346	$4,441	$4,839

Net realized investment and other (losses) gains
Fixed maturities	$(180)	$(1,577)	$(41)
Equity securities	(59)	(129)	124
Mortgage loans on real estate	(83)	(23)	76
Derivatives and other invested assets	(1,366)	1,317	157
Amounts credited to participating contract holders	(149)	189	(9)

Net realized investment and other (losses) gains (1)	$(1,837)	$(223)	$307

(1)	Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”) in accordance with ASC 810.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity’s expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company’s involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The Company’s separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

	December 31,
	2009
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	5,010	180	183

Total	$7,607	$673	$732

	December 31,
	2008
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$2,039	$27	$27
Real estate limited partnerships (4)	1,208	486	537
Timber funds (5)	5,413	176	182

Total	$8,660	$689	$746

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to collateralized debt obligations (“CDOs”) is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2009			December 31, 2008

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$14,922	$402	$752	$16,308	$923	$1,431
	Foreign currency swaps	883	-	253	2,408	92	322

Cash flow hedges	Interest rate swaps	12,961	912	66	10,661	2,903	117
	Foreign currency swaps	629	4	122	1,482	291	301
	Foreign currency forwards	266	43	-	-	-	-
	Equity market contracts	38	8	-	48	-	27

Total Derivatives in Hedging Relationships		$29,699	$1,369	$1,193	$30,907	$4,209	$2,198

Non-Hedging Relationships
	Interest rate swaps	$22,535	$526	$500	$15,011	$1,369	$681
	Foreign currency swaps	4,461	238	319	2,879	348	223
	Foreign currency forwards	800	-	1	506	3	3
	Total return swaps	1,030	-	-	1,086	-	-
	Interest rate options	287	1	-	437	-	-
	Embedded derivatives – fixed maturities	86	-	2	178	-	7
	Embedded derivatives – reinsurance contracts	-	8	614	-	200	-
	Embedded derivatives – participating pension contracts (1)	-	-	71	-	58	-
	Embedded derivatives – benefit guarantees (1)	-	1,703	640	-	4,382	2,859

Total Derivatives in Non-Hedging Relationships		29,199	2,476	2,147	20,097	6,360	3,773

Total Derivatives (2)		$58,898	$3,845	$3,340	$51,004	$10,569	$5,971

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2009	2008

Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$(906)	$818
Interest rate futures	3	(28)
Interest rate options	4	-
Foreign currency swaps	(121)	31
Foreign currency forwards	18	(28)
Foreign currency futures	(24)	(2)
Equity market contracts	30	(25)
Equity index futures	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(1,289)	$957

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Domestic	$290	$(670)	$2,155
Foreign	14	20	19

Income (loss) income before income taxes	$304	$(650)	$2,174

The components of income taxes were as follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)
Current taxes:
Federal	$(45)	$(462)	$194
Foreign	6	4	10
State	3	5	5

Total	(36)	(453)	209

Deferred taxes:
Federal	31	111	448
Foreign	(1)	2	(4)
State	(1)	1	(1)

Total	29	114	443

Total income tax (benefit) expense	$(7)	$(339)	$652

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,
	2009	2008	2007

	(in millions)

Tax at 35%	$106	$(227)	$762
Add (deduct):
Prior year taxes	14	26	(46)
Tax credits	(76)	(72)	(92)
Tax-exempt investment income	(76)	(92)	(193)
Lease income	63	3	22
Unrecognized tax benefits	(44)	15	185
Other	6	8	14

Total income tax (benefit) expense	$(7)	$(339)	$652

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2009	2008

	(in millions)
Deferred tax assets:
Policy reserves	$1,339	$2,434
Net operating loss carryforwards	384	614
Net capital loss carryforwards	74	-
Tax credits	670	566
Unearned revenue	915	756
Unrealized investment losses on securities	5	595
Deferred compensation	212	212
Deferred policy acquisition costs	-	2
Federal interest deficiency	307	221
Dividends payable to policyholders	144	123
Securities and other investments	1	182
Other	245	158

Total deferred tax assets	4,296	5,863

Deferred tax liabilities:
Unrealized investment gains on securities	498	5
Deferred policy acquisition costs	2,367	2,514
Intangibles	1,213	1,296
Lease income	68	116
Premiums receivable	42	41
Deferred sales inducements	132	121
Deferred gains	628	609
Securities and other investments	1,023	1,738
Other	80	105

Total deferred tax liabilities	6,051	6,545

Net deferred tax liabilities	$1,755	$682

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31
	2009	2008

	(in millions)
Beginning balance	$1,869	$1,463
Additions based on tax positions related to the current year	182	182
Reductions based on tax positions related to the current year	-	(10)
Additions for tax positions of prior years	349	301
Reductions for tax positions of prior years	(239)	(67)

Ending balance	$2,161	$1,869

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$8,632	$8,680
Policyholders’ funds	79	79
Policyholder dividends payable	202	211
Other closed block liabilities	214	191

Total closed block liabilities	$9,127	$9,161

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$3,084; 2008—$3,235)	$3,179	$3,128
Mortgage loans on real estate	652	583
Policy loans	1,619	1,700
Other invested assets	659	644

Total investments	6,109	6,055

Cash borrowings and cash equivalents	(244)	(345)
Accrued investment income	117	115
Amounts due from and held for affiliates	1,779	1,752
Other closed block assets	355	488

Total assets designated to the closed block	$8,116	$8,065

Excess of closed block liabilities over assets designated to the closed block	$1,011	$1,096
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $142 million and $42 million, respectively	264	78
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $46 million and $14 million, respectively	(85)	(26)
Foreign currency translation adjustment	(67)	(21)

Total amounts included in accumulated other comprehensive income	112	31

Maximum future earnings to be recognized from closed block assets and liabilities	$1,123	$1,127

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2009	2008	2007

	(in millions)
Revenues
Premiums	$624	$647	$661
Net investment income	455	473	438
Net realized investment and other (losses) gains	(35)	(9)	17

Total revenues	1,044	1,111	1,116

Benefits and Expenses
Benefits to policyholders	734	782	799
Policyholder dividends	392	411	409
Amortization of deferred policy acquisition costs	(76)	(218)	(50)
Other closed block operating costs and expenses	24	25	25

Total benefits and expenses	1,074	1,000	1,183

Revenues, net of benefits and expenses before income taxes	(30)	111	(67)
Income tax (benefit) expense	(11)	39	(24)

Revenues, net of benefits and expenses and income taxes	$(19)	$72	$(43)

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,
	2009	2008

	(in millions)
Beginning of period	$1,127	$1,199
Revenues, net of benefits and expenses and income taxes	19	(72)
Adoption of ASC 320 (Note 1)	(23)	-

End of period	$1,123	$1,127

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2009	2008

	(in millions)
Liabilities
Future policy benefits	$10,916	$10,979
Policyholders’ funds	1,511	1,510
Policyholder dividends payable	407	418
Other closed block liabilities	118	119

Total closed block liabilities	$12,952	$13,026

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$6,378; 2008—$6,773)	$6,456	$6,159
Equity securities:
Available-for-sale—at fair value (cost: 2009—$7; 2008—$5)	8	4
Mortgage loans on real estate	1,928	1,684
Policy loans	1,533	1,533
Other invested assets	153	165

Total investments	10,078	9,545

Cash and cash equivalents	299	162
Accrued investment income	134	143
Other closed block assets	165	426

Total assets designated to the closed block	$10,676	$10,276

Excess of closed block liabilities over assets designated to the closed block	$2,276	$2,750
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation (depreciation), net of deferred income tax expense of $28 million and deferred income tax benefit of $204 million, respectively	53	(378)

Maximum future earnings to be recognized from closed block assets and liabilities	$2,329	$2,372

	Years ended December 31,
	2009	2008

	(in millions)
Change in the policyholder dividend obligation:
Balance at beginning of period	$-	$142
Impact on net income before income taxes	-	(83)
Unrealized investment gains	-	(31)
Change in deferred income tax liability	-	(28)

Balance at end of period	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$648	$699	$734
Net investment income	588	581	590
Net realized investment and other (losses) gains	(12)	(118)	20

Total revenues	1,224	1,162	1,344

Benefits and Expenses
Benefits to policyholders	761	794	841
Policyholder dividends	461	478	482
Change in the policyholder dividend obligation	-	(62)	(88)
Other closed block operating costs and expenses	3	2	(2)

Total benefits and expenses	1,225	1,212	1,233

Revenues, net of benefits and expenses before income taxes	(1)	(50)	111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million, and $1 million, respectively	(2)	(17)	39

Revenues, net of benefits and expenses and income taxes	$1	$(33)	$72

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,

	2009	2008

	(in millions)
Beginning of period	$2,372	$2,339
Revenues, net of benefits and expenses and income taxes	(1)	33
Adoption of ASC 320 (Note 1)	(42)	-

Change during period	$2,329	$2,372

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,

	2009	2008

	(in millions)
Short-term debt:
Current maturities of long-term debt	$6	$4

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	491	492
Notes payable, interest ranging from 5.09% to 12.1% due in varying amounts to 2015	15	12
Fair value adjustments related to interest rate swaps (1)	(16)	(17)

	490	487
Less current maturities of long-term debt	(6)	(4)

Total long-term debt	$484	$483

Consumer notes:
Notes payable, interest ranging from 0.72% to 6.25% due in varying amounts to 2036	$1,205	$1,600

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2010—$6 million; 2011—$0 million; 2012—$0 million; 2013—$0 million; 2014—$0 million; and thereafter—$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010—$251 million; 2011—$162 million; 2012—$113 million; 2013—$60 million; 2014—$226 million; and thereafter—$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

Line of Credit

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the “Original Agreement”). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. (“JHFH”). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

Capital Stock Transactions

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2009	2008

	(in millions)
The Manufacturers Investment Corporation	$87	$122
John Hancock Holdings (Delaware) LLC	42	14
Manulife Reinsurance Limited	207	144
Manulife Reinsurance (Bermuda) Limited	993	54
Manulife Hungary Holdings KFT	65	44
John Hancock Life Insurance Company of Vermont	54	31
John Hancock Reassurance Company Limited	505	37
John Hancock Financial Holdings (Delaware), Inc.	6	3

Total	$1,959	$449

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC’s guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	Years ended December 31,

	2009		2008		2007

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

	(in millions)
Direct	$5,169	$5,171	$5,157	$5,157	$4,777	$4,785

Assumed	1,384	1,384	1,221	1,221	1,127	1,127

Ceded	(2,609)	(2,609)	(6,297)	(6,297)	(2,205)	(2,205)

Net life, health, and annuity premiums	$3,944	$3,946	$81	$81	$3,699	$3,707

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company (“UniCare”), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company’s group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans

The Company provides a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company’s funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company’s funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,237	$2,214	$573	$576
Service cost	30	30	1	1
Interest cost	128	129	33	34
Participant contributions	-	-	5	3
Actuarial loss (gain)	132	42	(8)	17
Plan amendments	-	(2)	-	-
Retiree drug subsidy	-	-	3	4
Benefits paid	(173)	(176)	(59)	(62)

Benefit obligation at end of year	$2,354	$2,237	$548	$573

Change in plan assets:
Fair value of plan assets at beginning of year	$1,628	$2,465	$245	$326
Actual return on plan assets	354	(694)	61	(81)
Employer contributions	34	33	54	59
Participant contributions	-	-	5	3
Benefits paid	(173)	(176)	(59)	(62)

Fair value of plan assets at end of year	$1,843	$1,628	$306	$245

Funded status at end of year	$(511)	$(609)	$(242)	$(328)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	(511)	(609)	(242)	(328)

Net amount recognized	$(511)	$(609)	$(242)	$(328)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(29)	$(32)	$-	$-
Net actuarial loss	739	789	29	71

Total	$710	$757	$29	$71

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,

	2009	2008

	(in millions)
Accumulated benefit obligation	$2,329	$2,208
Projected benefit obligation	2,354	2,237
Fair value of plan assets	1,843	1,628

Components of Net Periodic Benefit Cost

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007

	(in millions)
Service cost	$30	$30	$33	$1	$1	$2
Interest cost	128	129	126	33	34	34
Expected return on plan assets	(175)	(181)	(183)	(26)	(26)	(25)
Special termination benefits	-	-	1	-	-	-
Curtailment gain	-	-	(1)	-	-	-
Amortization of prior service cost	(3)	(3)	(2)	-	-	-
Recognized actuarial loss	4	5	1	-	-	-

Net periodic benefit cost	$(16)	$(20)	$(25)	$8	$9	$11

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

	Pension Benefits	Other Postretirement Benefits

	(in millions)
Amortization of prior service cost	$(4)	$-
Amortization of actuarial loss, net	15	-

Total	$11	$-

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years Ended December 31,

	Pension Benefits		Other Postretirement Benefits

	2009	2008	2009	2008

Discount rate	5.50%	6.00%	5.50%	6.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,

	Pension Benefits			Other Postretirement Benefits

	2009	2008	2007	2009	2008	2007
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Expected long-term return on plan assets	8.00%	8.00%	8.25%	8.00%	8.00%	8.25%
Rate of compensation increase	4.10%	5.10%	4.00%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	9.00%	9.50%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2016	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2009	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2009	20	(17)

Plan Assets

The Company’s overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company’s or MFC’s common stock at December 31, 2009 and 2008.

Fair Value Measurements

Valuation Hierarchy

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

Determination of Fair Value

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed Income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other Types of Investments
Private Equity (c)	129	-	-	129
Timber / Agriculture (d)	79	-	-	79

Total Assets at Fair Value	$1,843	$687	$868	$288

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$18	$18	$-	$-
Equity
Domestic	633	322	311	-
International	209	81	128	-
Fixed Income
Domestic (e)	430	131	226	73
International (f)	116	74	42	-
Other Types of Investments
Private Equity (c)	150	-	-	150
Timber / Agriculture (d)	72	-	-	72

Total Assets at Fair Value	$1,628	$626	$707	$295

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements	(11)	(7)	(1)
Transfers in and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

	December 31, 2009
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed Income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$306	$74	$225	$7

	December 31, 2008
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$20	$20	$-	$-
Equity
Domestic	99	11	88	-
International	17	9	8	-
Fixed Income
Domestic (e)	102	21	79	2
International (f)	2	1	1	-
Other Types of Investments
Private Equity (c)	3	-	-	3
Timber / Agriculture (d)	2	-	-	2

Total Assets at Fair Value	$245	$62	$176	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.
(e)	This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(f)	This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan’s current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan’s long-term goals and desired risk levels.

Asset Class	Initial Target	Dynamic Policy Category

U.S equity	39%	Return-Seeking Assets
International equity	13%	Return-Seeking Assets
Alternatives	13%	Return-Seeking Assets

Total	65%
Fixed Income	35%	Liability-Hedging Assets

Total	100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan’s asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan’s long-term goal of reaching and maintaining fully funded status.

Permitted and Prohibited Investments

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	45%
BB & Lower	8%

Equities

The Plan’s domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Cash Flows

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

	Pension Benefits	Other Postretirement Benefits Gross Payments	Other Postretirement Benefits- Medicare Part D Subsidy

	(in millions)
2010	$210	$49	$3
2011	202	49	3
2012	197	49	4
2013	197	49	4
2014	195	48	4
2015-2019	957	227	18

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income
	(in millions)
2010	$52	$17
2011	46	17
2012	43	17
2013	40	17
2014	30	14
Thereafter	207	4

Total	$418	$86

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 — Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2007	$477	$295	$31	$113	$916
Gross unrealized investment gains (net of deferred income tax expense of $230 million)	428	-	-	-	428
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $124 million)	(229)	-	-	-	(229)
Adjustment for policyholder liabilities (net of deferred income tax expense of $3 million)	4	-	-	-	4
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $28 million)	(53)	-	-	-	(53)
Adjustment for policyholder dividend obligation (net of deferred income tax benefit of $27 million)	(50)	-	-	-	(50)

Net unrealized investment gains	100	-	-	-	100
Foreign currency translation adjustment	-	-	(4)	-	(4)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax expense of $13 million)	-	-	-	24	24
Change in net actuarial gain (net of deferred income tax benefit of $4 million)	-	-	-	(8)	(8)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $39 million)	-	71	-	-	71
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $8 million)	-	(16)	-	-	(16)

Balance at December 31, 2007	$577	$350	$27	$129	$1,083

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,400 million)	2,600	-	-	-	2,600
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $59 million)	(110)	-	-	-	(110)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $289 million)	(537)	-	-	-	(537)

Net unrealized investment gains	2,155	-	-	-	2,155
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,
	2009	2008	2007

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$547	$(3,345)	$815
Equity securities	249	(79)	461
Other investments	(3)	(91)	4

Total (1)	793	(3,515)	1,280

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(368)	458	(159)
Policyholder liabilities	(121)	49	(200)
Policyholder dividend obligation	-	-	(31)
Deferred income taxes	(106)	1,051	(313)

Total	(595)	1,558	(703)

Net unrealized investment gains (losses)	$198	$(1,957)	$577

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$22,729	$247,574

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)
Segment assets	$67,127	$120,637	$25,528	$213,292

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2007
Revenues from external customers	$3,931	$3,525	$768	$8,224
Net investment income	2,246	1,888	705	4,839
Net realized investment and other gains	146	11	150	307
Inter-segment revenues	-	1	(1)	-

Revenues	$6,323	$5,425	$1,622	$13,370

Total net income	$569	$513	$440	$1,522

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$139	$(3)	$74	$210
Carrying value of investments accounted for under the equity method	1,155	369	883	2,407
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	368	377	6	751
Interest expense	1	-	38	39
Income tax expense	281	96	275	652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets
	(in millions)
2009
United States	$10,004	$290	$198	$247,431
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,574

2008
United States	$7,722	$(670)	$234	$213,146
Foreign — other	66	20	-	146

Total	$7,788	$(650)	$234	$213,292

2007
United States	$13,043	$2,155
Foreign — other	327	19

Total	$13,370	$2,174

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2009		2008

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities (1):
Available-for-sale	$53,569	$53,569	$47,522	$47,522
Held-for-trading	1,208	1,208	1,057	1,057
Equity securities:
Available-for-sale	558	558	616	616
Mortgage loans on real estate	12,623	13,252	12,472	12,067
Policy loans	4,949	4,949	4,918	4,918
Short-term investments	3,973	3,973	3,670	3,670
Cash and cash equivalents	4,915	4,915	4,850	4,850
Derivatives:
Interest rate swap agreements	1,770	1,770	5,194	5,194
Inflation swaps	70	70	1	1
Cross currency rate swap agreements	242	242	731	731
Foreign exchange forward agreements	43	43	3	3
Interest rate options	1	1	-	-
Total return swap agreements	8	8	-	-
Embedded derivatives	1,711	1,711	4,640	4,640
Assets held in trust	2,290	2,290	2,190	2,190
Separate account assets	122,466	122,466	92,058	92,058

Liabilities:
Consumer notes	1,205	1,234	1,600	1,532
Debt	490	463	487	474
Guaranteed investment contracts and funding agreements	2,701	2,760	4,701	4,603
Fixed-rate deferred and immediate annuities	9,255	8,696	8,283	8,171
Supplementary contracts without life contingencies	51	53	53	51
Derivatives:
Interest rate swap agreements	1,318	1,318	2,101	2,101
Inflation swaps	-	-	128	128
Cross currency rate swap agreements	694	694	846	846
Foreign exchange forward agreements	1	1	3	3
Total return swap agreements	-	-	12	12
Equity swaps	-	-	15	15
Embedded derivatives	1,327	1,327	2,866	2,866
(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Financial Instruments Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company’s own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading (1):
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$38,213	$-	$36,421	$1,792
Commercial mortgage-backed securities	4,236	-	3,790	446
Residential mortgage-backed securities	651	-	27	624
Collateralized debt obligations	172	-	84	88
Other asset-backed securities	1,333	-	1,034	299
U.S. Treasury and agency securities	1,483	-	1,483	-
Obligations of states and political subdivisions	168	-	167	1
Debt securities issued by foreign governments	1,266	-	1,204	62

Total fixed maturities available-for-sale	47,522	-	44,210	3,312

Fixed maturities held-for-trading (1):
Corporate securities	834	-	818	16
Commercial mortgage-backed securities	185	-	178	7
Residential mortgage-backed securities	4	-	1	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	20	-	18	2
Debt securities issued by foreign governments	12	-	-	12

Total fixed maturities held-for-trading	1,057	-	1,016	41

Equity securities available-for-sale	616	616	-	-
Short-term investments	3,670	-	3,670	-
Derivative assets (2)	5,929	-	5,718	211
Embedded derivatives (3)	4,640	-	258	4,382
Assets held in trust (4)	2,190	497	1,693	-
Separate account assets (5)	92,058	87,841	1,245	2,972

Total assets at fair value	$157,682	$88,954	$57,810	$10,918

Liabilities:
Derivative liabilities (2)	$3,105	$-	$3,089	$16
Embedded derivatives (3)	2,866	-	-	2,866

Total liabilities at fair value	$5,971	$-	$3,089	$2,882

(1)	Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease’s expected internal rate of return in accordance with ASC 840.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

	Fixed Maturities		Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2009	$3,353		$195		$1,516		$2,972
Net realized/unrealized gains (losses) included in:
Net loss	(6	)(1)	(38	)(4)	(452	)(5)	(493)
Other comprehensive income (loss)	764	(2)	(12)		-		(1)
Purchases, issuances, (sales), and (settlements), net	(335)		-		-		619
Transfers in and/or (out) of Level 3, net (3)	246		(111)		-		-

Balance at December 31, 2009	$4,022		$34		$1,064		$3,097

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009	$5		$(32)		$(452)		$(389)

	Fixed Maturities		Equity Securities	Net Derivatives		Net Embedded Derivatives		Separate Account Assets (6)

	(in millions)
Balance at January 1, 2008	$5,023		$4	$(7)		$14		$2,882
Net realized/unrealized gains (losses) included in:
Net (loss) income	(454	)(1)	4	187	(4)	1,502	(5)	(15)
Other comprehensive loss	(899	)(2)	-	-		-		-
Purchases, issuances, (sales), and (settlements), net	(290)		(8)	5		-		105
Transfers in and/or (out) of Level 3, net (3)	(27)		-	10		-		-

Balance at December 31, 2008	$3,353		$-	$195		$1,516		$2,972

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2008	$34		$-	$187		$1,502		$(15)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.
(5)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(6)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Dispositions and other, net	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2008	$1,600	$1,307	$156	$3,063
Dispositions and other, net (1)	-	-	(10)	(10)

Balance at December 31, 2008	$1,600	$1,307	$146	$3,053

(1)	The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$2,564	$2,375
Amortization	(15)	(59)
Change in unrealized investment (losses) gains	(342)	248
Adoption of ASC 320 (Note 1)	(36)	-

Balance, end of year	$2,171	$2,564

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2010	$62
2011	65
2012	63
2013	58
2014	50

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

December 31, 2008
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	27	370
Other investment management contracts	64	21	43

Total	$1,356	$48	$1,308

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2009	2008

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,969	$5,739
Net amount at risk related to deposits	208	618
Average attained age of contract holders	50	47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2009	2008

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,472	$16,564
Net amount at risk- net of reinsurance	309	886
Average attained age of contract holders	64	63

Return of net deposits plus a minimum return
In the event of death
Account value	$744	$775
Net amount at risk- net of reinsurance	238	314
Average attained age of contract holders	70	69
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$28,414	$22,944
Net amount at risk- net of reinsurance	696	1,456
Average attained age of contract holders	64	64

Guaranteed Minimum Income Benefit
Account value	$6,293	$5,488
Net amount at risk- net of reinsurance	54	96
Average attained age of contract holders	63	63

Guaranteed Minimum Withdrawal Benefit
Account value	$35,595	$24,769
Net amount at risk	1,012	1,812
Average attained age of contract holders	63	63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,
	2009	2008

	(in billions)
Type of Fund
Equity	$28	$22
Balanced	22	14
Bond	7	5
Money Market	2	3

Total	$59	$44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2009	$424	$442	$2,890	$3,756
Incurred guarantee benefits	(192)	(166)	-	(358)
Other reserve changes	(1)	(67)	(2,227)	(2,295)

Balance at December 31, 2009	231	209	663	1,103
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$127	$(968)	$115	$(726)

Balance at January 1, 2008	$140	$160	$568	$868
Incurred guarantee benefits	(126)	(74)	-	(200)
Other reserve changes	410	356	2,322	3,088

Balance at December 31, 2008	424	442	2,890	3,756
Reinsurance recoverable	(259)	(2,056)	(2,352)	(4,667)

Net balance at December 31, 2008	$165	$(1,614)	$538	$(911)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$9,419	$6,718
Capitalization	1,579	1,893
Amortization (1)	(1,119)	398
Change in unrealized investment gains and losses	(704)	410
Adoption of ASC 320 (Note 1)	11	-

Balance, end of year	$9,186	$9,419

(1)	In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2009	2008

	(in millions)
Balance, beginning of year	$427	$313
Capitalization	63	116
Amortization	(77)	(3)
Change in unrealized investment gains and losses	(12)	1
Adoption of ASC 320 (Note 1)	(22)	-

Balance, end of year	$379	$427

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and 1.5 million Performance Share Units (“PSUs”) were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 – Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December 31,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events - (continued)

2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2009 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

“Active” sub-accounts

500 Index Trust B Series 0	Financial Services Trust Series 0
500 Index Trust Series 1	Financial Services Trust Series 1
Active Bond Trust Series 0	Franklin Templeton Founding Allocation Trust Series 0
Active Bond Trust Series 1	Franklin Templeton Founding Allocation Trust Series 1
All Cap Core Trust Series 0	Fundamental Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Value Trust Series 1
All Cap Growth Trust Series 0	Global Bond Trust Series 0
All Cap Growth Trust Series 1	Global Bond Trust Series 1
All Cap Value Trust Series 0	Global Trust Series 0
All Cap Value Trust Series 1	Global Trust Series 1
Alpha Opportunities Trust Series 0	Health Sciences Trust Series 0
Alpha Opportunities Trust Series 1	Health Sciences Trust Series 1
American Asset Allocation Trust Series 1	High Yield Trust Series 0
American Blue Chip Income and Growth Trust Series 1	High Yield Trust Series 1
American Bond Trust Series 1	International Core Trust Series 0
American Fundamental Holdings Trust Series 1	International Core Trust Series 1
American Global Diversification Trust Series 1	International Equity Index Trust A Series 1
American Growth Trust Series 1	International Equity Index Trust B Series 0
American Growth-Income Trust Series 1	International Opportunities Trust Series 0
American International Trust Series 1	International Opportunities Trust Series 1
American New World Trust Series 1	International Small Company Trust Series 0
Balanced Trust Series 0	International Small Company Trust Series 1
Blue Chip Growth Trust Series 0	International Value Trust Series 0
Blue Chip Growth Trust Series 1	International Value Trust Series 1
Capital Appreciation Trust Series 0	Investment Quality Bond Trust Series 0
Capital Appreciation Trust Series 1	Investment Quality Bond Trust Series 1
Capital Appreciation Value Trust Series 0	Large Cap Trust Series 0
Capital Appreciation Value Trust Series 1	Large Cap Trust Series 1
Core Allocation Plus Trust Series 0	Large Cap Value Trust Series 0
Core Allocation Plus Trust Series 1	Large Cap Value Trust Series 1
Core Bond Trust Series 0	Lifestyle Aggressive Trust Series 0
Core Bond Trust Series 1	Lifestyle Aggressive Trust Series 1
Core Diversified Growth & Income Trust Series 1	Lifestyle Balanced Trust Series 0
Core Strategy Trust Series 0	Lifestyle Balanced Trust Series 1
Core Strategy Trust Series 1	Lifestyle Conservative Trust Series 0
Disciplined Diversification Trust Series 0	Lifestyle Conservative Trust Series 1
Disciplined Diversification Trust Series 1	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 1
Emerging Markets Value Trust Series 1	Lifestyle Moderate Trust Series 0
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 1
Equity-Income Trust Series 1	Mid Cap Index Trust Series 0

Report of Independent Registered Public Accounting Firm

Mid Cap Index Trust Series 1	Small Cap Value Trust Series 0
Mid Cap Stock Trust Series 0	Small Cap Value Trust Series 1
Mid Cap Stock Trust Series 1	Small Company Value Trust Series 0
Mid Value Trust Series 0	Small Company Value Trust Series 1
Mid Value Trust Series 1	Smaller Company Growth Trust Series 0
Money Market Trust B Series 0	Smaller Company Growth Trust Series 1
Money Market Trust Series 1	Strategic Bond Trust Series 0
Natural Resources Trust Series 0	Strategic Bond Trust Series 1
Natural Resources Trust Series 1	Strategic Income Trust Series 0
Optimized All Cap Trust Series 0	Strategic Income Trust Series 1
Optimized All Cap Trust Series 1	Total Bond Market Trust B Series 0
Optimized Value Trust Series 0	Total Return Trust Series 0
Optimized Value Trust Series 1	Total Return Trust Series 1
Overseas Equity Trust Series 0	Total Stock Market Index Trust Series 0
Pacific Rim Trust Series 0	Total Stock Market Index Trust Series 1
Pacific Rim Trust Series 1	U.S. Government Securities Trust Series 0
Real Estate Securities Trust Series 0	U.S. Government Securities Trust Series 1
Real Estate Securities Trust Series 1	U.S. High Yield Bond Trust Series 0
Real Return Bond Trust Series 0	U.S. High Yield Bond Trust Series 1
Real Return Bond Trust Series 1	Utilities Trust Series 0
Science & Technology Trust Series 0	Utilities Trust Series 1
Science & Technology Trust Series 1	Value Trust Series 0
Short-Term Bond Trust Series 0	Value Trust Series 1
Small Cap Growth Trust Series 0	All Asset Portfolio Series 0
Small Cap Growth Trust Series 1	All Asset Portfolio Series 1
Small Cap Index Trust Series 0	Brandes International Equity Trust
Small Cap Index Trust Series 1	Business Opportunity Value Trust
Small Cap Opportunities Trust Series 0	Frontier Capital Appreciation Trust
Small Cap Opportunities Trust Series 1	Large Cap Growth Trust

“Closed” sub-accounts

Classic Value Trust Series 0	International Small Cap Trust Series 0
Classic Value Trust Series 1	International Small Cap Trust Series 1
Core Equity Trust Series 0	Mid Cap Intersection Trust Series 0
Core Equity Trust Series 1	Mid Cap Intersection Trust Series 1
Emerging Small Company Trust Series 0	Mid Cap Value Trust Series 0
Emerging Small Company Trust Series 1	Mid Cap Value Trust Series 1
Global Allocation Trust Series 0	Small Company Trust Series 0
Global Allocation Trust Series 1	Small Company Trust Series 1
Global Real Estate Trust Series 0	U.S. Large Cap Trust Series 0
Global Real Estate Trust Series 1	U.S. Large Cap Trust Series 1
Income & Value Trust Series 0	CSI Equity Trust
Income & Value Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the active sub-accounts as of December 31, 2009, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2009, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 31, 2010

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 4,813,446 shares (cost $70,589,557)	$66,955,037
500 Index Trust Series 1 - 2,807,414 shares (cost $29,048,234)	27,344,213
Active Bond Trust Series 0 - 304,578 shares (cost $2,707,703)	2,802,114
Active Bond Trust Series 1 - 1,008,142 shares (cost $9,495,190)	9,274,908
All Cap Core Trust Series 0 - 47,708 shares (cost $713,891)	706,085
All Cap Core Trust Series 1 - 566,775 shares (cost $9,014,944)	8,382,602
All Cap Growth Trust Series 0 - 41,841 shares (cost $589,951)	581,165
All Cap Growth Trust Series 1 - 537,236 shares (cost $7,645,866)	7,456,831
All Cap Value Trust Series 0 - 318,416 shares (cost $1,916,639)	2,244,835
All Cap Value Trust Series 1 - 505,089 shares (cost $3,586,376)	3,576,033
Alpha Opportunities Trust Series 0 - 3,572 shares (cost $53,325)	54,076
Alpha Opportunities Trust Series 1 - 5,375 shares (cost $77,387)	81,384
American Asset Allocation Trust Series 1 - 2,740,839 shares (cost $23,408,246)	27,353,571
American Blue Chip Income and Growth Trust Series 1 - 819,877 shares (cost $9,960,885)	8,411,946
American Bond Trust Series 1 - 438,830 shares (cost $5,309,318)	5,134,314
American Fundamental Holdings Trust Series 1 - 39,330 shares (cost $369,084)	374,032
American Global Diversification Trust Series 1 - 70,616 shares (cost $635,090)	666,617
American Growth Trust Series 1 - 2,827,168 shares (cost $44,984,596)	37,488,254
American Growth-Income Trust Series 1 - 3,733,766 shares (cost $45,950,302)	50,592,525
American International Trust Series 1 - 2,058,382 shares (cost $39,034,710)	31,946,083
American New World Trust Series 1 - 42,793 shares (cost $491,754)	506,673
Balanced Trust Series 0 - 10,338 shares (cost $146,357)	153,313
Blue Chip Growth Trust Series 0 - 456,396 shares (cost $7,282,617)	7,945,860
Blue Chip Growth Trust Series 1 - 1,692,459 shares (cost $27,157,110)	29,533,414
Capital Appreciation Trust Series 0 - 628,529 shares (cost $4,897,389)	5,593,907
Capital Appreciation Trust Series 1 - 2,046,873 shares (cost $17,081,592)	18,217,168
Capital Appreciation Value Trust Series 0 - 90,971 shares (cost $893,753)	1,042,522
Capital Appreciation Value Trust Series 1 - 10,935 shares (cost $116,277)	125,321
Classic Value Trust Series 0	—
Classic Value Trust Series 1	—
Core Allocation Plus Trust Series 0 - 187,642 shares (cost $1,781,353)	1,900,818
Core Allocation Plus Trust Series 1 - 11,889 shares (cost $115,029)	120,436
Core Bond Trust Series 0 - 112,893 shares (cost $1,450,097)	1,490,182
Core Bond Trust Series 1 - 75,601 shares (cost $958,318)	1,000,953
Core Diversified Growth & Income Trust Series 1 - 18,866 shares (cost $210,619)	210,163
Core Equity Trust Series 0	—
Core Equity Trust Series 1	—
Core Strategy Trust Series 0 - 212,736 shares (cost $2,320,446)	2,448,586
Core Strategy Trust Series 1 - 6,571 shares (cost $69,620)	75,637
Disciplined Diversification Trust Series 0 - 573,658 shares (cost $5,413,736)	6,327,448
Disciplined Diversification Trust Series 1 - 7,493 shares (cost $73,281)	82,646
Emerging Markets Value Trust Series 0 - 177,802 shares (cost $2,021,684)	2,402,101
Emerging Markets Value Trust Series 1 - 542,254 shares (cost $5,212,746)	7,331,272
Emerging Small Company Trust Series 0	—
Emerging Small Company Trust Series 1	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Equity-Income Trust Series 0 - 939,207 shares (cost $11,530,621)	$11,486,502
Equity-Income Trust Series 1 - 2,854,469 shares (cost $42,248,801)	35,024,330
Financial Services Trust Series 0 - 185,787 shares (cost $1,755,665)	1,963,769
Financial Services Trust Series 1 - 205,858 shares (cost $2,036,137)	2,177,974
Franklin Templeton Founding Allocation Trust Series 0 - 318,432 shares (cost $2,609,673)	2,970,970
Franklin Templeton Founding Allocation Trust Series 1 - 35,715 shares (cost $265,941)	333,222
Fundamental Value Trust Series 0 - 544,644 shares (cost $6,698,005)	6,944,210
Fundamental Value Trust Series 1 - 2,652,204 shares (cost $29,277,997)	33,921,686
Global Allocation Trust Series 0	—
Global Allocation Trust Series 1	—
Global Bond Trust Series 0 - 765,141 shares (cost $9,946,487)	9,258,209
Global Bond Trust Series 1 - 654,686 shares (cost $9,067,379)	7,947,891
Global Real Estate Trust Series 0	—
Global Real Estate Trust Series 1	—
Global Trust Series 0 - 186,283 shares (cost $2,569,150)	2,539,033
Global Trust Series 1 - 636,895 shares (cost $9,613,541)	8,687,246
Health Sciences Trust Series 0 - 245,317 shares (cost $3,001,273)	3,304,423
Health Sciences Trust Series 1 - 454,828 shares (cost $5,248,327)	6,112,890
High Yield Trust Series 0 - 660,736 shares (cost $5,077,597)	5,365,173
High Yield Trust Series 1 - 1,392,843 shares (cost $11,658,127)	11,379,527
Income & Value Trust Series 0	—
Income & Value Trust Series 1	—
International Core Trust Series 0 - 473,184 shares (cost $5,101,596)	4,282,316
International Core Trust Series 1 - 1,863,649 shares (cost $22,669,610)	16,921,930
International Equity Index Trust A Series 1 - 503,874 shares (cost $9,146,463)	7,331,369
International Equity Index Trust B Series 0 - 696,902 shares (cost $10,775,521)	10,209,621
International Opportunities Trust Series 0 - 335,655 shares (cost $3,897,513)	3,766,046
International Opportunities Trust Series 1 - 362,642 shares (cost $3,790,357)	4,072,466
International Small Cap Trust Series 0	—
International Small Cap Trust Series 1	—
International Small Company Trust Series 0 - 504,333 shares (cost $4,537,769)	4,433,086
International Small Company Trust Series 1 - 1,055,014 shares (cost $9,495,931)	9,263,025
International Value Trust Series 0 - 569,101 shares (cost $6,891,237)	6,464,991
International Value Trust Series 1 - 1,768,675 shares (cost $27,957,453)	20,198,265
Investment Quality Bond Trust Series 0 - 352,050 shares (cost $3,806,502)	3,893,677
Investment Quality Bond Trust Series 1 - 1,577,741 shares (cost $18,214,635)	17,497,145
Large Cap Trust Series 0 - 139,035 shares (cost $1,517,095)	1,522,435
Large Cap Trust Series 1 - 1,283,346 shares (cost $19,279,815)	14,091,141
Large Cap Value Trust Series 0 - 638,083 shares (cost $10,480,610)	9,762,675
Large Cap Value Trust Series 1 - 482,980 shares (cost $8,509,296)	7,389,601
Lifestyle Aggressive Trust Series 0 - 7,456,929 shares (cost $54,801,390)	54,435,579
Lifestyle Aggressive Trust Series 1 - 2,456,250 shares (cost $22,485,211)	17,930,628
Lifestyle Balanced Trust Series 0 - 11,453,041 shares (cost $127,948,351)	123,807,369

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Balanced Trust Series 1 - 5,992,247 shares (cost $75,054,538)	$64,656,349
Lifestyle Conservative Trust Series 0 - 1,135,594 shares (cost $12,977,853)	13,445,432
Lifestyle Conservative Trust Series 1 - 534,864 shares (cost $6,260,523)	6,327,445
Lifestyle Growth Trust Series 0 - 20,443,195 shares (cost $234,004,952)	211,587,068
Lifestyle Growth Trust Series 1 - 8,634,519 shares (cost $108,387,406)	89,280,928
Lifestyle Moderate Trust Series 0 - 2,194,664 shares (cost $23,741,132)	24,470,508
Lifestyle Moderate Trust Series 1 - 1,326,225 shares (cost $15,359,507)	14,787,406
Mid Cap Index Trust Series 0 - 431,993 shares (cost $6,358,670)	6,138,614
Mid Cap Index Trust Series 1 - 737,056 shares (cost $12,175,886)	10,480,930
Mid Cap Intersection Trust Series 0	—
Mid Cap Intersection Trust Series 1	—
Mid Cap Stock Trust Series 0 - 556,560 shares (cost $6,389,956)	6,417,141
Mid Cap Stock Trust Series 1 - 1,579,455 shares (cost $23,123,792)	18,132,142
Mid Cap Value Trust Series 0	—
Mid Cap Value Trust Series 1	—
Mid Value Trust Series 0 - 700,728 shares (cost $5,591,979)	6,846,115
Mid Value Trust Series 1 - 1,164,202 shares (cost $8,509,966)	11,409,177
Money Market Trust B Series 0 - 100,766,835 shares (cost $100,766,835)	100,766,835
Money Market Trust Series 1 - 8,119,354 shares (cost $81,193,542)	81,193,542
Natural Resources Trust Series 0 - 1,160,100 shares (cost $11,131,835)	12,726,294
Natural Resources Trust Series 1 - 983,847 shares (cost $7,681,669)	10,969,899
Optimized All Cap Trust Series 0 - 487,773 shares (cost $6,060,036)	5,336,237
Optimized All Cap Trust Series 1 - 53,660 shares (cost $693,922)	584,890
Optimized Value Trust Series 0 - 21,710 shares (cost $196,108)	191,702
Optimized Value Trust Series 1 - 72,190 shares (cost $674,665)	637,435
Overseas Equity Trust Series 0 - 286,615 shares (cost $2,691,417)	2,722,847
Pacific Rim Trust Series 0 - 432,760 shares (cost $3,166,238)	3,410,146
Pacific Rim Trust Series 1 - 1,228,740 shares (cost $8,531,222)	9,633,323
Real Estate Securities Trust Series 0 - 778,438 shares (cost $7,514,771)	6,935,886
Real Estate Securities Trust Series 1 - 2,599,829 shares (cost $42,500,716)	23,294,468
Real Return Bond Trust Series 0 - 343,161 shares (cost $4,076,295)	4,066,454
Real Return Bond Trust Series 1 - 336,123 shares (cost $4,340,786)	4,026,751
Science & Technology Trust Series 0 - 216,135 shares (cost $2,509,675)	2,941,591
Science & Technology Trust Series 1 - 1,186,788 shares (cost $14,891,910)	16,104,706
Short-Term Bond Trust Series 0 - 229,005 shares (cost $1,768,770)	1,804,562
Small Cap Growth Trust Series 0 - 651,089 shares (cost $4,255,936)	5,410,553
Small Cap Growth Trust Series 1 - 155,601 shares (cost $972,767)	1,289,932
Small Cap Index Trust Series 0 - 394,993 shares (cost $4,588,105)	4,400,225
Small Cap Index Trust Series 1 - 608,775 shares (cost $8,365,663)	6,781,759
Small Cap Opportunities Trust Series 0 - 86,414 shares (cost $1,178,284)	1,297,069
Small Cap Opportunities Trust Series 1 - 358,423 shares (cost $6,281,093)	5,412,188
Small Cap Value Trust Series 0 - 381,243 shares (cost $5,118,967)	5,722,457
Small Cap Value Trust Series 1 - 173,208 shares (cost $2,358,839)	2,605,053
Small Company Trust Series 0	—
Small Company Trust Series 1	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Small Company Value Trust Series 0 - 415,786 shares (cost $6,162,341)	$5,916,635
Small Company Value Trust Series 1 - 1,132,507 shares (cost $18,823,189)	16,149,546
Smaller Company Growth Trust Series 0 - 137,853 shares (cost $1,874,064)	1,971,295
Smaller Company Growth Trust Series 1 - 2,010,993 shares (cost $27,330,810)	28,757,207
Strategic Bond Trust Series 0 - 226,174 shares (cost $2,202,844)	2,162,222
Strategic Bond Trust Series 1 - 951,055 shares (cost $10,412,377)	9,130,127
Strategic Income Trust Series 0 - 276,931 shares (cost $3,494,118)	3,680,414
Strategic Income Trust Series 1 - 144,517 shares (cost $1,877,442)	1,923,528
Total Bond Market Trust B Series 0 - 832,111 shares (cost $8,454,400)	8,296,145
Total Return Trust Series 0 - 1,354,068 shares (cost $18,586,948)	18,889,252
Total Return Trust Series 1 - 2,139,725 shares (cost $29,227,233)	29,934,757
Total Stock Market Index Trust Series 0 - 288,299 shares (cost $2,829,416)	2,917,588
Total Stock Market Index Trust Series 1 - 639,973 shares (cost $6,985,466)	6,476,527
U.S. Government Securities Trust Series 0 - 359,152 shares (cost $4,472,806)	4,460,668
U.S. Government Securities Trust Series 1 - 933,651 shares (cost $12,046,168)	11,642,623
U.S. High Yield Bond Trust Series 0 - 224,339 shares (cost $2,483,373)	2,757,131
U.S. High Yield Bond Trust Series 1 - 206,872 shares (cost $2,569,049)	2,540,388
U.S. Large Cap Trust Series 0	—
U.S. Large Cap Trust Series 1	—
Utilities Trust Series 0 - 415,561 shares (cost $4,344,533)	4,325,990
Utilities Trust Series 1 - 538,482 shares (cost $4,653,834)	5,616,370
Value Trust Series 0 - 178,763 shares (cost $2,375,424)	2,449,059
Value Trust Series 1 - 1,044,843 shares (cost $19,654,499)	14,335,243

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio Series 0 - 359,347 shares (cost $3,674,530)	$3,776,734
All Asset Portfolio Series 1 - 230,949 shares (cost $2,477,499)	2,427,274
Brandes International Equity Trust - 190,515 shares (cost $2,292,342)	2,204,255
Business Opportunity Value Trust - 211,661 shares (cost $1,958,727)	2,010,780
CSI Equity Trust - 0 shares (cost $0)	—
Frontier Capital Appreciation Trust - 77,859 shares (cost $1,538,567)	1,593,765
Large Cap Growth Trust - 104,286 shares (cost $1,347,755)	1,380,753

Total assets	$1,866,597,800

Contract Owners’ Equity
Variable universal life insurance contracts	$1,866,597,800

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,240,889	$1,298,309	$412,843	$236,934

Net investment income (loss)	1,240,889	1,298,309	412,843	236,934

Realized gains (losses) on investments:
Capital gain distributions	—	353,891	—	—
Net realized gains (losses)	(2,877,884)	(429,550)	(1,339,916)	664,050

Realized gains (losses)	(2,877,884)	(75,659)	(1,339,916)	664,050
Unrealized appreciation (depreciation) during the period	14,447,304	(26,772,535)	6,726,713	(15,482,268)

Net increase (decrease) in assets from operations	12,810,309	(25,549,885)	5,799,640	(14,581,284)

Changes from principal transactions:
Transfer of net premiums	6,880,187	7,077,119	2,107,273	2,562,856
Transfer on terminations	(7,914,555)	(6,745,672)	(3,949,912)	(3,902,242)
Transfer on policy loans	(140,361)	(41,492)	(97,304)	(144,480)
Net interfund transfers	9,624,866	5,766,554	(557,397)	(1,435,175)

Net increase (decrease) in assets from principal transactions	8,450,137	6,056,509	(2,497,340)	(2,919,041)

Total increase (decrease) in assets	21,260,446	(19,493,376)	3,302,300	(17,500,325)

Assets, beginning of period	45,694,591	65,187,967	24,041,913	41,542,238

Assets, end of period	$66,955,037	$45,694,591	$27,344,213	$24,041,913

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$183,094	$85,858	$628,023	$524,146	$208,648	$83,593

183,094	85,858	628,023	524,146	208,648	83,593

—	—	—	—	—	4,679
33,744	(35,816)	(140,138)	(154,456)	(44,868)	(35,344)

33,744	(35,816)	(140,138)	(154,456)	(44,868)	(30,665)
328,482	(209,510)	1,446,789	(1,426,280)	393,264	(289,772)

545,320	(159,468)	1,934,674	(1,056,590)	557,044	(236,844)

424,049	336,514	372,190	481,953	365,942	396,979
(209,273)	(181,110)	(1,140,832)	(1,366,501)	(196,062)	(87,692)
(148,688)	(12,015)	18,665	(21,780)	(46,507)	—
634,823	747,228	(202,034)	(600,640)	1,469,439	1,442,804

700,911	890,617	(952,011)	(1,506,968)	1,592,812	1,752,091

1,246,231	731,149	982,663	(2,563,558)	2,149,856	1,515,247

1,555,883	824,734	8,292,245	10,855,803	1,626,878	111,631

$2,802,114	$1,555,883	$9,274,908	$8,292,245	$3,776,734	$1,626,878

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Asset Portfolio Series 1		All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$134,944	$108,745	$9,470	$9,508

Net investment income (loss)	134,944	108,745	9,470	9,508

Realized gains (losses) on investments:
Capital gain distributions	—	8,681	—	—
Net realized gains (losses)	(40,042)	(505,546)	(47,003)	(27,745)

Realized gains (losses)	(40,042)	(496,865)	(47,003)	(27,745)
Unrealized appreciation (depreciation) during the period	219,023	(254,599)	178,667	(179,503)

Net increase (decrease) in assets from operations	313,925	(642,719)	141,134	(197,740)

Changes from principal transactions:
Transfer of net premiums	102,936	274,566	174,372	159,648
Transfer on terminations	(247,070)	(203,883)	(78,884)	(73,602)
Transfer on policy loans	—	—	(5,944)	(2,346)
Net interfund transfers	843,553	626,093	72,891	158,899

Net increase (decrease) in assets from principal transactions	699,419	696,776	162,435	242,599

Total increase (decrease) in assets	1,013,344	54,057	303,569	44,859

Assets, beginning of period	1,413,930	1,359,873	402,516	357,657

Assets, end of period	$2,427,274	$1,413,930	$706,085	$402,516

See accompanying notes.

Sub-Account
All Cap Core Trust Series 1		All Cap Growth Trust Series 0		All Cap Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$119,292	$178,661	$3,980	$1,786	$49,019	$33,723

119,292	178,661	3,980	1,786	49,019	33,723

—	—	—	—	—	—
191,579	589,407	(52,786)	(32,839)	79,654	475,220

191,579	589,407	(52,786)	(32,839)	79,654	475,220
1,606,661	(5,864,051)	142,029	(168,886)	1,230,468	(6,553,936)

1,917,532	(5,095,983)	93,223	(199,939)	1,359,141	(6,044,993)

553,329	709,836	125,520	111,469	609,865	808,234
(1,252,562)	(1,520,755)	(96,547)	(46,554)	(1,051,993)	(2,806,364)
46,357	7,586	(5,158)	(11)	2,814	(95,132)
(175,400)	(578,526)	121,982	156,597	(959,405)	(431,759)

(828,276)	(1,381,859)	145,797	221,501	(1,398,719)	(2,525,021)

1,089,256	(6,477,842)	239,020	21,562	(39,578)	(8,570,014)

7,293,346	13,771,188	342,145	320,583	7,496,409	16,066,423

$8,382,602	$7,293,346	$581,165	$342,145	$7,456,831	$7,496,409

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 0		All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$11,290	$10,519	$16,804	$28,700

Net investment income (loss)	11,290	10,519	16,804	28,700

Realized gains (losses) on investments:
Capital gain distributions	—	20,892	—	79,336
Net realized gains (losses)	(278,402)	(231,634)	(1,325,265)	(311,700)

Realized gains (losses)	(278,402)	(210,742)	(1,325,265)	(232,364)
Unrealized appreciation (depreciation) during the period	745,478	(137,514)	2,096,157	(820,371)

Net increase (decrease) in assets from operations	478,366	(337,737)	787,696	(1,024,035)

Changes from principal transactions:
Transfer of net premiums	463,323	241,559	320,606	178,472
Transfer on terminations	(299,378)	(171,563)	(485,655)	(242,944)
Transfer on policy loans	(23,528)	(20)	(32,258)	(19,305)
Net interfund transfers	554,093	580,296	166,936	415,114

Net increase (decrease) in assets from principal transactions	694,510	650,272	(30,371)	331,337

Total increase (decrease) in assets	1,172,876	312,535	757,325	(692,698)

Assets, beginning of period	1,071,959	759,424	2,818,708	3,511,406

Assets, end of period	$2,244,835	$1,071,959	$3,576,033	$2,818,708

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Alpha Opportunities Trust Series 0	Alpha Opportunities Trust Series 1	American Asset Allocation Trust Series 1
Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$53	$156	$488,093	$51,968

53	156	488,093	51,968

—	—	61,686	—
190	8	49,610	(87,796)

190	8	111,296	(87,796)
750	3,998	4,196,228	(250,903)

993	4,162	4,795,617	(286,731)

769	153	1,886,611	145,173
(475)	(432)	(3,076,295)	(33,820)
—	—	111,160	1,737
52,789	77,501	21,747,860	2,062,259

53,083	77,222	20,669,336	2,175,349

54,076	81,384	25,464,953	1,888,618

—	—	1,888,618	—

$54,076	$81,384	$27,353,571	$1,888,618

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$118,121	$341,519	$130,519	$444,417

Net investment income (loss)	118,121	341,519	130,519	444,417

Realized gains (losses) on investments:
Capital gain distributions	494,420	84,709	—	122
Net realized gains (losses)	(1,471,031)	(406,576)	(285,935)	(68,563)

Realized gains (losses)	(976,611)	(321,867)	(285,935)	(68,441)
Unrealized appreciation (depreciation) during the period	2,705,937	(3,386,392)	725,283	(847,955)

Net increase (decrease) in assets from operations	1,847,447	(3,366,740)	569,867	(471,979)

Changes from principal transactions:
Transfer of net premiums	1,300,318	862,591	579,732	604,113
Transfer on terminations	(972,946)	(614,284)	(564,856)	(382,198)
Transfer on policy loans	(58,597)	(24,822)	(29,339)	(635)
Net interfund transfers	(181,616)	1,346,775	(132,030)	1,019,409

Net increase (decrease) in assets from principal transactions	87,159	1,570,260	(146,493)	1,240,689

Total increase (decrease) in assets	1,934,606	(1,796,480)	423,374	768,710

Assets, beginning of period	6,477,340	8,273,820	4,710,940	3,942,230

Assets, end of period	$8,411,946	$6,477,340	$5,134,314	$4,710,940

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
American Fundamental Holdings Trust Series 1	American Global Diversification Trust Series 1	American Growth Trust Series 1
Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4,083	$10,246	$81,152	$947,153

4,083	10,246	81,152	947,153

—	—	5,136,010	478,682
3,231	112,847	(13,064,652)	401,709

3,231	112,847	(7,928,642)	880,391
4,948	31,526	17,497,789	(27,138,280)

12,262	154,619	9,650,299	(25,310,736)

30,131	16,772	4,459,385	5,519,954
(6,337)	(46,572)	(4,733,689)	(3,922,909)
—	—	(179,651)	(184,608)
337,976	541,798	(5,526,094)	11,085,655

361,770	511,998	(5,980,049)	12,498,092

374,032	666,617	3,670,250	(12,812,644)

—	—	33,818,004	46,630,648

$374,032	$666,617	$37,488,254	$33,818,004

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth-Income Trust Series 1		American International Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$535,529	$383,402	$307,758	$1,210,953

Net investment income (loss)	535,529	383,402	307,758	1,210,953

Realized gains (losses) on investments:
Capital gain distributions	1,243,813	292,900	5,205,550	581,568
Net realized gains (losses)	(1,976,335)	(674,691)	(3,522,704)	433,301

Realized gains (losses)	(732,522)	(381,791)	1,682,846	1,014,869
Unrealized appreciation (depreciation) during the period	11,566,317	(7,854,382)	7,306,992	(18,227,338)

Net increase (decrease) in assets from operations	11,369,324	(7,852,771)	9,297,596	(16,001,516)

Changes from principal transactions:
Transfer of net premiums	4,348,195	2,867,750	3,106,145	3,487,782
Transfer on terminations	(4,441,614)	(1,669,596)	(3,215,582)	(3,463,246)
Transfer on policy loans	(98,587)	(42,713)	(216,584)	(152,318)
Net interfund transfers	26,669,181	1,407,589	974,865	2,655,640

Net increase (decrease) in assets from principal transactions	26,477,175	2,563,030	648,844	2,527,858

Total increase (decrease) in assets	37,846,499	(5,289,741)	9,946,440	(13,473,658)

Assets, beginning of period	12,746,026	18,035,767	21,999,643	35,473,301

Assets, end of period	$50,592,525	$12,746,026	$31,946,083	$21,999,643

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
American New World Trust Series 1	Balanced Trust Series 0	Blue Chip Growth Trust Series 0
Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09 (d)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4,905	$1,394	$10,258	$15,823

4,905	1,394	10,258	15,823

—	2,301	—	57,513
76,471	1,778	(488,410)	(246,274)

76,471	4,079	(488,410)	(188,761)
14,919	6,955	2,554,080	(2,003,765)

96,295	12,428	2,075,928	(2,176,703)

19,193	4,753	1,482,181	1,100,402
(51,909)	(5,175)	(624,007)	(436,314)
(989)	—	(70,531)	(20,304)
444,083	141,307	1,562,456	2,236,089

410,378	140,885	2,350,099	2,879,873

506,673	153,313	4,426,027	703,170

—	—	3,519,833	2,816,663

$506,673	$153,313	$7,945,860	$3,519,833

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Blue Chip Growth Trust Series 1		Brandes International Equity Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$39,798	$106,651	$47,539	$38,014

Net investment income (loss)	39,798	106,651	47,539	38,014

Realized gains (losses) on investments:
Capital gain distributions	—	574,909	—	89,445
Net realized gains (losses)	445,068	800,914	(146,668)	(192,677)

Realized gains (losses)	445,068	1,375,823	(146,668)	(103,232)
Unrealized appreciation (depreciation) during the period	9,216,755	(19,194,224)	384,652	(391,621)

Net increase (decrease) in assets from operations	9,701,621	(17,711,750)	285,523	(456,839)

Changes from principal transactions:
Transfer of net premiums	1,913,499	2,396,764	323,249	216,906
Transfer on terminations	(4,653,727)	(3,962,406)	(210,462)	(98,410)
Transfer on policy loans	(24,812)	(104,686)	1,244	246
Net interfund transfers	(521,721)	(224,919)	991,635	(203,515)

Net increase (decrease) in assets from principal transactions	(3,286,761)	(1,895,247)	1,105,666	(84,773)

Total increase (decrease) in assets	6,414,860	(19,606,997)	1,391,189	(541,612)

Assets, beginning of period	23,118,554	42,725,551	813,066	1,354,678

Assets, end of period	$29,533,414	$23,118,554	$2,204,255	$813,066

See accompanying notes.

Sub-Account
Business Opportunity Value Trust		Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$9,368	$285	$12,707	$10,356	$41,554	$83,269

9,368	285	12,707	10,356	41,554	83,269

—	19,554	—	—	—	—
(36,445)	(71,570)	(69,489)	(39,445)	(970,442)	(174,999)

(36,445)	(52,016)	(69,489)	(39,445)	(970,442)	(174,999)
328,530	(245,963)	1,240,947	(614,383)	6,608,420	(7,984,392)

301,453	(297,694)	1,184,165	(643,472)	5,679,532	(8,076,122)

253,002	197,308	768,816	351,746	1,296,800	1,469,953
(147,786)	(83,500)	(275,081)	(235,185)	(3,556,054)	(2,715,858)
2,456	—	(45,715)	(4,739)	110,956	(85,624)
879,771	158,467	2,420,749	885,025	1,686,176	(524,428)

987,443	272,275	2,868,769	996,847	(462,122)	(1,855,957)

1,288,896	(25,419)	4,052,934	353,375	5,217,410	(9,932,079)

721,884	747,303	1,540,973	1,187,598	12,999,758	22,931,837

$2,010,780	$721,884	$5,593,907	$1,540,973	$18,217,168	$12,999,758

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust Series 0		Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Income:
Dividend income distribution	$19,879	$1,846	$2,262	$160

Net investment income (loss)	19,879	1,846	2,262	160

Realized gains (losses) on investments:
Capital gain distributions	4,775	—	562	—
Net realized gains (losses)	(10,773)	(19,552)	(489)	(40)

Realized gains (losses)	(5,998)	(19,552)	73	(40)
Unrealized appreciation (depreciation) during the period	172,332	(23,563)	10,612	(1,568)

Net increase (decrease) in assets from operations	186,213	(41,269)	12,947	(1,448)

Changes from principal transactions:
Transfer of net premiums	99,449	8,457	1,685	290
Transfer on terminations	(59,233)	(3,915)	(5,636)	(392)
Transfer on policy loans	(23,675)	1,742	—	—
Net interfund transfers	458,636	416,117	95,648	22,227

Net increase (decrease) in assets from principal transactions	475,177	422,401	91,697	22,125

Total increase (decrease) in assets	661,390	381,132	104,644	20,677

Assets, beginning of period	381,132	—	20,677	—

Assets, end of period	$1,042,522	$381,132	$125,321	$20,677

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ah)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Classic Value Trust Series 0		Classic Value Trust Series 1		Core Allocation Plus Trust Series 0
Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$16,587	$40,348	$15,581	$41,363	$27,929	$138

16,587	40,348	15,581	41,363	27,929	138

—	19,453	—	35,638	61,653	—
(1,142,690)	(278,272)	(1,667,917)	(2,092,736)	23,084	(4,559)

(1,142,690)	(258,819)	(1,667,917)	(2,057,098)	84,737	(4,559)
1,103,244	(659,924)	1,605,084	372,286	117,544	1,921

(22,859)	(878,395)	(47,252)	(1,643,449)	230,210	(2,500)

139,549	333,404	103,313	301,680	203,259	329
(53,428)	(119,936)	(31,134)	(155,125)	(84,887)	(701)
4,444	(33,571)	3,628	(11,289)	(28,063)	—
(1,530,009)	496,240	(1,532,161)	(6,231,591)	1,412,768	170,403

(1,439,444)	676,137	(1,456,354)	(6,096,325)	1,503,077	170,031

(1,462,303)	(202,258)	(1,503,606)	(7,739,774)	1,733,287	167,531

1,462,303	1,664,561	1,503,606	9,243,380	167,531	—

—	$1,462,303	—	$1,503,606	$1,900,818	$167,531

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Allocation Plus Trust Series 1		Core Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,749	$131	$33,694	$23,310

Net investment income (loss)	1,749	131	33,694	23,310

Realized gains (losses) on investments:
Capital gain distributions	3,977	—	—	—
Net realized gains (losses)	(5,426)	(145)	17,625	(1,126)

Realized gains (losses)	(1,449)	(145)	17,625	(1,126)
Unrealized appreciation (depreciation) during the period	11,410	(6,002)	48,062	(7,216)

Net increase (decrease) in assets from operations	11,710	(6,016)	99,381	14,968

Changes from principal transactions:
Transfer of net premiums	5,242	170	191,712	91,354
Transfer on terminations	(2,077)	(463)	(122,123)	(24,917)
Transfer on policy loans	—	—	(785)	—
Net interfund transfers	87,572	24,298	782,065	384,837

Net increase (decrease) in assets from principal transactions	90,737	24,005	850,869	451,274

Total increase (decrease) in assets	102,447	17,989	950,250	466,242

Assets, beginning of period	17,989	—	539,932	73,690

Assets, end of period	$120,436	$17,989	$1,490,182	$539,932

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(at)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.
(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1	Core Equity Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08

$36,328	$40,944	$2,964	$9,112	$110,769

36,328	40,944	2,964	9,112	110,769

—	—	—	—	8,298
71,996	(614)	1,031	(424,803)	(130,302)

71,996	(614)	1,031	(424,803)	(122,004)
46,411	(2,701)	(456)	415,456	(373,237)

154,735	37,629	3,539	(235)	(384,472)

114,794	17,887	17,657	57,935	138,637
(2,575,542)	(15,200)	(5,630)	(23,543)	(99,556)
(4,150)	(10,807)	—	362	(3,397)
2,327,238	851,287	194,597	(592,683)	526,478

(137,660)	843,167	206,624	(557,929)	562,162

17,075	880,796	210,163	(558,164)	177,690

983,878	103,082	—	558,164	380,474

$1,000,953	$983,878	$210,163	—	$558,164

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Equity Trust Series 1		Core Strategy Trust Series 0
	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Income:
Dividend income distribution	$8,911	$161,805	$43,990	$5,078

Net investment income (loss)	8,911	161,805	43,990	5,078

Realized gains (losses) on investments:
Capital gain distributions	—	32,653	3,840	—
Net realized gains (losses)	(1,100,803)	(103,085)	36,343	(4,425)

Realized gains (losses)	(1,100,803)	(70,432)	40,183	(4,425)
Unrealized appreciation (depreciation) during the period	1,091,669	(925,411)	167,125	(38,985)

Net increase (decrease) in assets from operations	(223)	(834,038)	251,298	(38,332)

Changes from principal transactions:
Transfer of net premiums	25,526	167,292	562,766	85,766
Transfer on terminations	(37,200)	(69,830)	(171,646)	(8,044)
Transfer on policy loans	(13,389)	(10,564)	(159)	—
Net interfund transfers	(788,435)	48,611	1,492,032	274,905

Net increase (decrease) in assets from principal transactions	(813,498)	135,509	1,882,993	352,627

Total increase (decrease) in assets	(813,721)	(698,529)	2,134,291	314,295

Assets, beginning of period	813,721	1,512,250	314,295	—

Assets, end of period	—	$813,721	$2,448,586	$314,295

(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(as)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.

See accompanying notes.

Sub-Account
Core Strategy Trust Series 1		CSI Equity Trust		Disciplined Diversification Trust Series 0
Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$1,375	$88	—	$28,751	$121,582	$21,084

1,375	88	—	28,751	121,582	21,084

709	—	—	2,408	41,642	1,059
22,350	(28)	(286,630)	(4,798)	30,091	(102,725)

23,059	(28)	(286,630)	(2,390)	71,733	(101,666)
7,224	(1,207)	884,053	(811,330)	867,901	45,811

31,658	(1,147)	597,423	(784,969)	1,061,216	(34,771)

35,397	170	1,842,785	1,080,467	967,280	66,570
(9,865)	(93)	(181,212)	(116,268)	(280,796)	(15,715)
—	—	—	—	(32,469)	—
13,101	6,416	(4,388,019)	222,091	2,851,165	1,744,968

38,633	6,493	(2,726,446)	1,186,290	3,505,180	1,795,823

70,291	5,346	(2,129,023)	401,321	4,566,396	1,761,052

5,346	—	2,129,023	1,727,702	1,761,052	—

$75,637	$5,346	—	$2,129,023	$6,327,448	$1,761,052

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Disciplined Diversification Trust Series 1		Dynamic Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/08 (ad)
Income:
Dividend income distribution	$1,576	$66	—

Net investment income (loss)	1,576	66	—

Realized gains (losses) on investments:
Capital gain distributions	552	3	—
Net realized gains (losses)	726	(22)	(22,599)

Realized gains (losses)	1,278	(19)	(22,599)
Unrealized appreciation (depreciation) during the period	10,609	(1,245)	688

Net increase (decrease) in assets from operations	13,463	(1,198)	(21,911)

Changes from principal transactions:
Transfer of net premiums	3,492	170	48,928
Transfer on terminations	(4,207)	(93)	(17,702)
Transfer on policy loans	—	—	(4,852)
Net interfund transfers	64,566	6,453	(241,639)

Net increase (decrease) in assets from principal transactions	63,851	6,530	(215,265)

Total increase (decrease) in assets	77,314	5,332	(237,176)

Assets, beginning of period	5,332	—	237,176

Assets, end of period	$82,646	$5,332	—

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ad)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(p)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Dynamic Growth Trust Series 1	Emerging Growth Trust Series 0	Emerging Growth Trust Series 1
Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/08 (p)	Year Ended Dec. 31/08 (p)

—	$3,024	$3,098

—	3,024	3,098

—	6,720	7,054
561,941	(622,693)	(613,413)

561,941	(615,973)	(606,359)
(1,161,123)	84,808	133,129

(599,182)	(528,141)	(470,132)

113,963	230,106	104,728
(171,136)	(74,159)	(146,569)
(16,151)	(4,833)	979
(5,522,701)	(159,147)	(503,464)

(5,596,025)	(8,033)	(544,326)

(6,195,207)	(536,174)	(1,014,458)

6,195,207	536,174	1,014,458

—	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,790	$18,587	$4,180	$59,678

Net investment income (loss)	1,790	18,587	4,180	59,678

Realized gains (losses) on investments:
Capital gain distributions	1,071	1,284	5,652	1,884
Net realized gains (losses)	(124,238)	(48,808)	(177,177)	(210,857)

Realized gains (losses)	(123,167)	(47,524)	(171,525)	(208,973)
Unrealized appreciation (depreciation) during the period	816,828	(433,777)	3,351,793	(1,186,265)

Net increase (decrease) in assets from operations	695,451	(462,714)	3,184,448	(1,335,560)

Changes from principal transactions:
Transfer of net premiums	267,852	223,262	381,751	226,619
Transfer on terminations	(131,486)	(69,796)	(120,398)	(106,276)
Transfer on policy loans	(20,818)	(14,501)	(13,229)	(9,383)
Net interfund transfers	1,083,403	417,547	1,111,487	2,952,009

Net increase (decrease) in assets from principal transactions	1,198,951	556,512	1,359,611	3,062,969

Total increase (decrease) in assets	1,894,402	93,798	4,544,059	1,727,409

Assets, beginning of period	507,699	413,901	2,787,213	1,059,804

Assets, end of period	$2,402,101	$507,699	$7,331,272	$2,787,213

(aj)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$202,600	$196,034

—	—	—	—	202,600	196,034

—	611	—	20,057	—	152,584
(336,522)	(73,778)	(16,772,214)	(4,665,443)	(1,237,613)	(353,066)

(336,522)	(73,167)	(16,772,214)	(4,645,386)	(1,237,613)	(200,482)
716,701	(611,768)	22,973,701	(14,682,499)	3,382,292	(2,785,029)

380,179	(684,935)	6,201,487	(19,327,885)	2,347,279	(2,789,477)

204,164	256,943	1,662,440	2,165,788	1,526,161	1,528,075
(149,122)	(82,000)	(3,456,445)	(5,393,113)	(855,612)	(606,004)
(1,026)	(5,176)	376,947	(189,548)	(61,033)	(16,286)
(1,529,441)	431,555	(28,618,567)	(1,331,455)	2,554,699	2,093,707

(1,475,425)	601,322	(30,035,625)	(4,748,328)	3,164,215	2,999,492

(1,095,246)	(83,613)	(23,834,138)	(24,076,213)	5,511,494	210,015

1,095,246	1,178,859	23,834,138	47,910,351	5,975,008	5,764,993

—	$1,095,246	—	$23,834,138	$11,486,502	$5,975,008

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$675,597	$1,113,322	$12,599	$15,973

Net investment income (loss)	675,597	1,113,322	12,599	15,973

Realized gains (losses) on investments:
Capital gain distributions	—	1,245,979	—	49,865
Net realized gains (losses)	(3,776,761)	70,680	(430,863)	(248,027)

Realized gains (losses)	(3,776,761)	1,316,659	(430,863)	(198,162)
Unrealized appreciation (depreciation) during the period	11,027,013	(21,830,957)	959,394	(579,492)

Net increase (decrease) in assets from operations	7,925,849	(19,400,976)	541,130	(761,681)

Changes from principal transactions:
Transfer of net premiums	1,925,599	2,597,704	311,029	431,819
Transfer on terminations	(6,786,359)	(5,844,611)	(176,799)	(103,275)
Transfer on policy loans	179,600	(1,242,603)	(51,478)	(13,687)
Net interfund transfers	(1,579,474)	(742,769)	(29,034)	1,014,875

Net increase (decrease) in assets from principal transactions	(6,260,634)	(5,232,279)	53,718	1,329,732

Total increase (decrease) in assets	1,665,215	(24,633,255)	594,848	568,051

Assets, beginning of period	33,359,115	57,992,370	1,368,921	800,870

Assets, end of period	$35,024,330	$33,359,115	$1,963,769	$1,368,921

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$13,265	$27,901	$107,190	$28,134	$11,958	$4,848

13,265	27,901	107,190	28,134	11,958	4,848

—	150,024	—	—	—	—
(1,146,419)	(679,396)	6,378	(49,106)	(13,651)	(407)

(1,146,419)	(529,372)	6,378	(49,106)	(13,651)	(407)
1,750,148	(938,673)	448,789	(87,491)	92,619	(25,337)

616,994	(1,440,144)	562,357	(108,463)	90,926	(20,896)

155,261	225,444	567,880	61,995	821	—
(238,893)	(265,474)	(297,809)	(64,302)	(46,226)	(1,328)
(35,643)	(21,786)	796	249	—	—
(368,078)	361,663	1,317,689	930,578	151,589	158,336

(487,353)	299,847	1,588,556	928,520	106,184	157,008

129,641	(1,140,297)	2,150,913	820,057	197,110	136,112

2,048,333	3,188,630	820,057	—	136,112	—

$2,177,974	$2,048,333	$2,970,970	$820,057	$333,222	$136,112

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$544	—	$57,534	$49,383

Net investment income (loss)	544	—	57,534	49,383

Realized gains (losses) on investments:
Capital gain distributions	—	19,255	—	36,226
Net realized gains (losses)	(38,508)	(46,524)	(539,134)	(71,797)

Realized gains (losses)	(38,508)	(27,269)	(539,134)	(35,571)
Unrealized appreciation (depreciation) during the period	351,745	(279,862)	2,189,851	(1,944,981)

Net increase (decrease) in assets from operations	313,781	(307,131)	1,708,251	(1,931,169)

Changes from principal transactions:
Transfer of net premiums	183,547	142,939	942,285	1,106,707
Transfer on terminations	(92,868)	(40,609)	(451,083)	(473,638)
Transfer on policy loans	—	—	(17,770)	(1,927)
Net interfund transfers	720,005	152,803	582,312	2,610,923

Net increase (decrease) in assets from principal transactions	810,684	255,133	1,055,744	3,242,065

Total increase (decrease) in assets	1,124,465	(51,998)	2,763,995	1,310,896

Assets, beginning of period	469,300	521,298	4,180,215	2,869,319

Assets, end of period	$1,593,765	$469,300	$6,944,210	$4,180,215

(ak)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Fundamental Value Trust Series 1		Global Allocation Trust Series 0		Global Allocation Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08

$278,399	$320,033	$329	$129,899	$222	$120,181

278,399	320,033	329	129,899	222	120,181

—	154,114	—	3,422	—	10,850
(1,813,593)	(146,067)	(355,205)	(110,156)	(657,824)	(378,621)

(1,813,593)	8,047	(355,205)	(106,734)	(657,824)	(367,771)
10,135,676	(7,445,379)	939,971	(785,358)	1,099,044	(946,189)

8,600,482	(7,117,299)	585,095	(762,193)	441,442	(1,193,779)

2,415,671	1,096,754	373,934	432,425	102,602	152,223
(5,016,168)	(1,493,591)	(240,618)	(192,946)	(152,723)	(218,692)
63,229	(93,683)	(30,329)	(1,973)	(457)	18,344
(1,493,446)	21,426,149	(2,531,354)	778,636	(2,053,590)	(3,107,210)

(4,030,714)	20,935,629	(2,428,367)	1,016,142	(2,104,168)	(3,155,335)

4,569,768	13,818,330	(1,843,272)	253,949	(1,662,726)	(4,349,114)

29,351,918	15,533,588	1,843,272	1,589,323	1,662,726	6,011,840

$33,921,686	$29,351,918	—	$1,843,272	—	$1,662,726

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$829,434	$18,868	$909,236	$59,920

Net investment income (loss)	829,434	18,868	909,236	59,920

Realized gains (losses) on investments:
Capital gain distributions	858,191	—	1,011,732	—
Net realized gains (losses)	(328,855)	(35,466)	(290,479)	73,319

Realized gains (losses)	529,336	(35,466)	721,253	73,319
Unrealized appreciation (depreciation) during the period	(405,254)	(330,269)	(621,105)	(638,113)

Net increase (decrease) in assets from operations	953,516	(346,867)	1,009,384	(504,874)

Changes from principal transactions:
Transfer of net premiums	1,506,603	1,031,040	447,377	561,032
Transfer on terminations	(715,942)	(429,966)	(1,013,992)	(1,317,988)
Transfer on policy loans	(95,218)	(51,878)	(125,996)	(67,011)
Net interfund transfers	2,344,441	2,798,470	85,313	418,256

Net increase (decrease) in assets from principal transactions	3,039,884	3,347,666	(607,298)	(405,711)

Total increase (decrease) in assets	3,993,400	3,000,799	402,086	(910,585)

Assets, beginning of period	5,264,809	2,264,010	7,545,805	8,456,390

Assets, end of period	$9,258,209	$5,264,809	$7,947,891	$7,545,805

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Global Real Estate Trust Series 0		Global Real Estate Trust Series 1		Global Trust Series 0
Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$183,944	$9,033	$85,698	$2,644	$36,155	$39,002

183,944	9,033	85,698	2,644	36,155	39,002

—	—	—	—	—	—
(151,628)	(9,771)	(50,456)	(467)	(72,060)	(245,439)

(151,628)	(9,771)	(50,456)	(467)	(72,060)	(245,439)
41,249	(41,249)	15,577	(15,577)	661,379	(541,794)

73,565	(41,987)	50,819	(13,400)	625,474	(748,231)

69,455	16,459	21,786	1,314	336,852	330,601
(17,038)	(31,746)	(19,891)	(2,387)	(165,739)	(374,738)
3,965	—	—	—	(15,946)	(19,675)
(288,048)	215,375	(97,240)	58,999	346,181	479,886

(231,666)	200,088	(95,345)	57,926	501,348	416,074

(158,101)	158,101	(44,526)	44,526	1,126,822	(332,157)

158,101	—	44,526	—	1,412,211	1,744,368

—	$158,101	—	$44,526	$2,539,033	$1,412,211

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust Series 1		Growth & Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ac)
Income:
Dividend income distribution	$125,173	$216,578	$21,580

Net investment income (loss)	125,173	216,578	21,580

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(189,467)	384,100	(592,498)

Realized gains (losses)	(189,467)	384,100	(592,498)
Unrealized appreciation (depreciation) during the period	2,109,339	(6,134,845)	268,022

Net increase (decrease) in assets from operations	2,045,045	(5,534,167)	(302,896)

Changes from principal transactions:
Transfer of net premiums	480,330	560,773	276,110
Transfer on terminations	(956,929)	(1,552,673)	(172,423)
Transfer on policy loans	(62,774)	12,952	(24,468)
Net interfund transfers	(677,969)	(447,063)	(3,492,607)

Net increase (decrease) in assets from principal transactions	(1,217,342)	(1,426,011)	(3,413,388)

Total increase (decrease) in assets	827,703	(6,960,178)	(3,716,284)

Assets, beginning of period	7,859,543	14,819,721	3,716,284

Assets, end of period	$8,687,246	$7,859,543	—

(ac)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Health Sciences Trust Series 0		Health Sciences Trust Series 1		High Yield Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	—	—	$509,944	$155,490

—	—	—	—	509,944	155,490

36,481	39,537	49,907	157,496	—	—
(316,190)	(184,152)	(1,521,794)	(2,474,000)	(48,603)	(94,189)

(279,709)	(144,615)	(1,471,887)	(2,316,504)	(48,603)	(94,189)
1,027,128	(674,834)	2,448,066	(1,160,922)	928,048	(561,284)

747,419	(819,449)	976,179	(3,477,426)	1,389,389	(499,983)

503,811	541,050	320,062	377,006	417,741	404,942
(361,689)	(226,927)	(480,833)	(533,465)	(352,577)	(187,642)
(48,520)	(19,371)	(85,542)	(70,263)	(27,344)	(2,427)
182,232	1,134,739	163,819	771,120	2,330,266	931,745

275,834	1,429,491	(82,494)	544,398	2,368,086	1,146,618

1,023,253	610,042	893,685	(2,933,028)	3,757,475	646,635

2,281,170	1,671,128	5,219,205	8,152,233	1,607,698	961,063

$3,304,423	$2,281,170	$6,112,890	$5,219,205	$5,365,173	$1,607,698

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 1		Income & Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,136,469	$1,059,726	$1,770	$17,303

Net investment income (loss)	1,136,469	1,059,726	1,770	17,303

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	11,791
Net realized gains (losses)	(1,471,398)	(381,598)	(231,877)	(71,563)

Realized gains (losses)	(1,471,398)	(381,598)	(231,877)	(59,772)
Unrealized appreciation (depreciation) during the period	4,638,530	(4,008,067)	226,841	(162,794)

Net increase (decrease) in assets from operations	4,303,601	(3,329,939)	(3,266)	(205,263)

Changes from principal transactions:
Transfer of net premiums	569,896	811,508	49,584	137,159
Transfer on terminations	(1,615,479)	(1,190,606)	(24,169)	(56,028)
Transfer on policy loans	74,118	(6,752)	—	(481)
Net interfund transfers	(849,201)	558,125	(440,500)	(6,353)

Net increase (decrease) in assets from principal transactions	(1,820,666)	172,275	(415,085)	74,297

Total increase (decrease) in assets	2,482,935	(3,157,664)	(418,351)	(130,966)

Assets, beginning of period	8,896,592	12,054,256	418,351	549,317

Assets, end of period	$11,379,527	$8,896,592	—	$418,351

(am)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Income & Value Trust Series 1		International Core Trust Series 0		International Core Trust Series 1
Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$60,769	$819,927	$83,146	$205,715	$382,808	$1,173,706

60,769	819,927	83,146	205,715	382,808	1,173,706

—	580,343	87,924	40,561	467,534	315,867
(9,276,929)	(332,592)	(512,425)	(147,541)	(368,904)	644,771

(9,276,929)	247,751	(424,501)	(106,980)	98,630	960,638
8,981,881	(10,164,301)	986,301	(1,618,174)	2,329,829	(12,714,386)

(234,279)	(9,096,623)	644,946	(1,519,439)	2,811,267	(10,580,042)

649,209	1,931,791	892,448	1,158,153	999,814	1,335,072
(1,155,983)	(3,444,309)	(381,319)	(338,063)	(2,595,575)	(2,296,108)
76,647	(103,019)	(5,717)	(11,499)	99,086	(156,240)
(19,469,927)	(1,122,428)	183,623	923,698	(721,058)	(551,201)

(19,900,054)	(2,737,965)	689,035	1,732,289	(2,217,733)	(1,668,477)

(20,134,333)	(11,834,588)	1,333,981	212,850	593,534	(12,248,519)

20,134,333	31,968,921	2,948,335	2,735,485	16,328,396	28,576,915

—	$20,134,333	$4,282,316	$2,948,335	$16,921,930	$16,328,396

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$824,509	$197,710	$318,737	$191,159

Net investment income (loss)	824,509	197,710	318,737	191,159

Realized gains (losses) on investments:
Capital gain distributions	—	78,700	111,891	53,387
Net realized gains (losses)	(835,395)	113,126	(815,204)	(532,941)

Realized gains (losses)	(835,395)	191,826	(703,313)	(479,554)
Unrealized appreciation (depreciation) during the period	2,150,489	(5,588,887)	2,732,405	(3,249,895)

Net increase (decrease) in assets from operations	2,139,603	(5,199,351)	2,347,829	(3,538,290)

Changes from principal transactions:
Transfer of net premiums	461,948	716,406	1,358,059	1,663,139
Transfer on terminations	(1,356,128)	(629,645)	(757,679)	(517,004)
Transfer on policy loans	(106,607)	(35,393)	(29,815)	(117,238)
Net interfund transfers	189,490	1,117,870	2,369,713	1,943,629

Net increase (decrease) in assets from principal transactions	(811,297)	1,169,238	2,940,278	2,972,526

Total increase (decrease) in assets	1,328,306	(4,030,113)	5,288,107	(565,764)

Assets, beginning of period	6,003,063	10,033,176	4,921,514	5,487,278

Assets, end of period	$7,331,369	$6,003,063	$10,209,621	$4,921,514

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

See accompanying notes.

Sub-Account
International Opportunities Trust Series 0		International Opportunities Trust Series 1		International Small Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08

$34,562	$37,221	$35,806	$46,086	$72,269	$94,702

34,562	37,221	35,806	46,086	72,269	94,702

—	93,010	—	217,008	554,962	35,634
(572,226)	(278,634)	(896,360)	(1,613,057)	(1,332,015)	(410,548)

(572,226)	(185,624)	(896,360)	(1,396,049)	(777,053)	(374,914)
1,406,357	(1,466,771)	1,763,448	(992,448)	2,218,689	(1,685,171)

868,693	(1,615,174)	902,894	(2,342,411)	1,513,905	(1,965,383)

739,057	621,572	228,240	328,312	625,960	888,798
(309,680)	(353,134)	(542,896)	(273,662)	(288,638)	(296,145)
(158,165)	(7,414)	(10,069)	(169)	(38,824)	(33,744)
742,884	950,923	1,380,713	(2,279,797)	(3,874,809)	882,032

1,014,096	1,211,947	1,055,988	(2,225,316)	(3,576,311)	1,440,941

1,882,789	(403,227)	1,958,882	(4,567,727)	(2,062,406)	(524,442)

1,883,257	2,286,484	2,113,584	6,681,311	2,062,406	2,586,848

$3,766,046	$1,883,257	$4,072,466	$2,113,584	—	$2,062,406

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust Series 1		International Small Company Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ag)
Income:
Dividend income distribution	$158,576	$290,665	$35,050

Net investment income (loss)	158,576	290,665	35,050

Realized gains (losses) on investments:
Capital gain distributions	1,590,864	172,802	—
Net realized gains (losses)	(6,602,504)	(1,761,439)	(3,829)

Realized gains (losses)	(5,011,640)	(1,588,637)	(3,829)
Unrealized appreciation (depreciation) during the period	8,390,273	(5,505,455)	(104,683)

Net increase (decrease) in assets from operations	3,537,209	(6,803,427)	(73,462)

Changes from principal transactions:
Transfer of net premiums	588,290	713,993	76,915
Transfer on terminations	(726,590)	(1,192,894)	(48,552)
Transfer on policy loans	91,616	(36,243)	(1,977)
Net interfund transfers	(9,569,064)	(592,208)	4,480,162

Net increase (decrease) in assets from principal transactions	(9,615,748)	(1,107,352)	4,506,548

Total increase (decrease) in assets	(6,078,539)	(7,910,779)	4,433,086

Assets, beginning of period	6,078,539	13,989,318	—

Assets, end of period	—	$6,078,539	$4,433,086

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
International Small Company Trust Series 1	International Value Trust Series 0		International Value Trust Series 1
Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$73,616	$122,048	$206,549	$390,386	$1,009,363

73,616	122,048	206,549	390,386	1,009,363

—	209,599	147,106	892,560	966,799
(2,729)	(998,078)	(523,730)	(3,506,887)	(328,918)

(2,729)	(788,479)	(376,624)	(2,614,327)	637,881
(232,905)	2,192,207	(2,305,469)	7,979,725	(17,019,925)

(162,018)	1,525,776	(2,475,544)	5,755,784	(15,372,681)

56,006	984,799	1,092,964	1,229,786	1,640,226
(145,480)	(547,442)	(521,741)	(3,579,342)	(3,638,010)
(4,728)	(27,873)	(35,683)	(114,216)	(145,953)
9,519,245	483,413	1,842,388	(2,394,845)	(2,009,835)

9,425,043	892,897	2,377,928	(4,858,617)	(4,153,572)

9,263,025	2,418,673	(97,616)	897,167	(19,526,253)

—	4,046,318	4,143,934	19,301,098	38,827,351

$9,263,025	$6,464,991	$4,046,318	$20,198,265	$19,301,098

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$176,166	$129,245	$841,215	$1,188,088

Net investment income (loss)	176,166	129,245	841,215	1,188,088

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(23,236)	(22,208)	(341,587)	(297,834)

Realized gains (losses)	(23,236)	(22,208)	(341,587)	(297,834)
Unrealized appreciation (depreciation) during the period	240,132	(138,302)	1,504,265	(1,192,665)

Net increase (decrease) in assets from operations	393,062	(31,265)	2,003,893	(302,411)

Changes from principal transactions:
Transfer of net premiums	648,666	396,625	806,940	942,922
Transfer on terminations	(365,719)	(199,077)	(2,664,821)	(2,626,879)
Transfer on policy loans	(174,972)	(2,414)	(5,414)	106,012
Net interfund transfers	1,363,386	970,902	327,829	(886,084)

Net increase (decrease) in assets from principal transactions	1,471,361	1,166,036	(1,535,466)	(2,464,029)

Total increase (decrease) in assets	1,864,423	1,134,771	468,427	(2,766,440)

Assets, beginning of period	2,029,254	894,483	17,028,718	19,795,158

Assets, end of period	$3,893,677	$2,029,254	$17,497,145	$17,028,718

(av)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

Sub-Account
Large Cap Growth Trust		Large Cap Trust Series 0		Large Cap Trust Series 1
Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$6,074	$127	$25,363	$19,599	$236,067	$249,475

6,074	127	25,363	19,599	236,067	249,475

—	17,344	—	—	—	—
(76,186)	(59,556)	(169,685)	(41,639)	(1,966,344)	(512,366)

(76,186)	(42,212)	(169,685)	(41,639)	(1,966,344)	(512,366)
376,788	(347,589)	563,512	(468,994)	5,080,187	(7,980,356)

306,676	(389,674)	419,190	(491,034)	3,349,910	(8,243,247)

198,500	207,213	408,538	224,719	1,084,270	1,170,536
(129,118)	(77,035)	(158,354)	(166,981)	(2,606,276)	(1,931,088)
1,885	—	(194,043)	2,124	(6,573)	(25,786)
409,606	62,402	111,865	403,480	(42,129)	(537,016)

480,873	192,580	168,006	463,342	(1,570,708)	(1,323,354)

787,549	(197,094)	587,196	(27,692)	1,779,202	(9,566,601)

593,204	790,298	935,239	962,931	12,311,939	21,878,540

$1,380,753	$593,204	$1,522,435	$935,239	$14,091,141	$12,311,939

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Value Trust Series 0		Large Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$133,468	$103,647	$116,913	$150,205

Net investment income (loss)	133,468	103,647	116,913	150,205

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(742,827)	(244,419)	(1,961,871)	(426,357)

Realized gains (losses)	(742,827)	(244,419)	(1,961,871)	(426,357)
Unrealized appreciation (depreciation) during the period	1,605,802	(2,068,830)	2,793,712	(3,800,177)

Net increase (decrease) in assets from operations	996,443	(2,209,602)	948,754	(4,076,329)

Changes from principal transactions:
Transfer of net premiums	1,866,348	1,454,305	725,207	992,636
Transfer on terminations	(728,775)	(574,849)	(1,969,185)	(1,153,179)
Transfer on policy loans	(201,396)	(3,066)	(30,323)	(47,766)
Net interfund transfers	2,597,049	2,176,947	457,640	8,802

Net increase (decrease) in assets from principal transactions	3,533,226	3,053,337	(816,661)	(199,507)

Total increase (decrease) in assets	4,529,669	843,735	132,093	(4,275,836)

Assets, beginning of period	5,233,006	4,389,271	7,257,508	11,533,344

Assets, end of period	$9,762,675	$5,233,006	$7,389,601	$7,257,508

See accompanying notes.

Sub-Account
Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$502,527	$754,112	$158,687	$398,513	$4,804,153	$2,868,000

502,527	754,112	158,687	398,513	4,804,153	2,868,000

—	3,274,870	—	2,599,998	66,614	2,271,143
(5,244,290)	(2,148,482)	(4,276,681)	(908,718)	(4,167,528)	(686,453)

(5,244,290)	1,126,388	(4,276,681)	1,691,280	(4,100,914)	1,584,690
17,242,933	(17,179,304)	9,289,518	(13,115,675)	24,678,541	(28,070,861)

12,501,170	(15,298,804)	5,171,524	(11,025,882)	25,381,780	(23,618,171)

13,181,613	10,359,223	1,894,885	2,509,060	20,487,224	15,222,622
(7,140,236)	(6,087,013)	(3,804,340)	(2,342,193)	(11,164,533)	(7,734,145)
(170,692)	(222,183)	(16,887)	(326,131)	(650,585)	(553,374)
6,517,032	13,566,105	(737,816)	1,223,682	22,843,109	35,895,597

12,387,717	17,616,132	(2,664,158)	1,064,418	31,515,215	42,830,700

24,888,887	2,317,328	2,507,366	(9,961,464)	56,896,995	19,212,529

29,546,692	27,229,364	15,423,262	25,384,726	66,910,374	47,697,845

$54,435,579	$29,546,692	$17,930,628	$15,423,262	$123,807,369	$66,910,374

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,496,503	$2,265,264	$677,833	$267,415

Net investment income (loss)	2,496,503	2,265,264	677,833	267,415

Realized gains (losses) on investments:
Capital gain distributions	46,440	2,897,401	21,458	58,461
Net realized gains (losses)	(2,928,252)	402,184	(276,919)	(53,778)

Realized gains (losses)	(2,881,812)	3,299,585	(255,461)	4,683
Unrealized appreciation (depreciation) during the period	15,714,439	(29,734,446)	1,548,381	(1,043,035)

Net increase (decrease) in assets from operations	15,329,130	(24,169,597)	1,970,753	(770,937)

Changes from principal transactions:
Transfer of net premiums	4,127,746	6,012,794	1,333,167	741,316
Transfer on terminations	(7,783,547)	(5,820,459)	(942,554)	(435,999)
Transfer on policy loans	(3,785)	(572,960)	(99,707)	(50,158)
Net interfund transfers	(489,649)	1,397,360	5,288,205	4,040,223

Net increase (decrease) in assets from principal transactions	(4,149,235)	1,016,735	5,579,111	4,295,382

Total increase (decrease) in assets	11,179,895	(23,152,862)	7,549,864	3,524,445

Assets, beginning of period	53,476,454	76,629,316	5,895,568	2,371,123

Assets, end of period	$64,656,349	$53,476,454	$13,445,432	$5,895,568

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$317,500	$369,472	$6,247,231	$4,554,761	$2,606,137	$2,513,416

317,500	369,472	6,247,231	4,554,761	2,606,137	2,513,416

18,864	151,276	—	6,659,068	—	5,297,561
(776,705)	(69,110)	(6,464,834)	(1,761,359)	(2,539,176)	191,966

(757,841)	82,166	(6,464,834)	4,897,709	(2,539,176)	5,489,527
1,844,991	(1,697,672)	49,095,452	(70,037,961)	22,661,104	(49,938,034)

1,404,650	(1,246,034)	48,877,849	(60,585,491)	22,728,065	(41,935,091)

379,961	367,113	41,532,648	41,445,735	8,330,909	10,653,776
(3,192,891)	(868,763)	(22,256,369)	(16,877,209)	(9,387,267)	(9,702,899)
(5,124)	14,225	(1,398,806)	(756,041)	(386,369)	(638,746)
175,251	1,559,817	15,520,551	50,523,884	(2,875,396)	598,237

(2,642,803)	1,072,392	33,398,024	74,336,369	(4,318,123)	910,368

(1,238,153)	(173,642)	82,275,873	13,750,878	18,409,942	(41,024,723)

7,565,598	7,739,240	129,311,195	115,560,317	70,870,986	111,895,709

$6,327,445	$7,565,598	$211,587,068	$129,311,195	$89,280,928	$70,870,986

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,049,940	$575,886	$629,285	$482,366

Net investment income (loss)	1,049,940	575,886	629,285	482,366

Realized gains (losses) on investments:
Capital gain distributions	—	156,222	—	284,394
Net realized gains (losses)	(354,110)	(444,167)	(691,828)	(240,584)

Realized gains (losses)	(354,110)	(287,945)	(691,828)	43,810
Unrealized appreciation (depreciation) during the period	3,825,616	(2,987,020)	3,158,144	(3,764,775)

Net increase (decrease) in assets from operations	4,521,446	(2,699,079)	3,095,601	(3,238,599)

Changes from principal transactions:
Transfer of net premiums	3,293,994	2,289,588	860,032	871,389
Transfer on terminations	(1,924,656)	(959,472)	(1,471,077)	(916,260)
Transfer on policy loans	(410,229)	(4,569)	(11,352)	(427,899)
Net interfund transfers	7,090,223	7,690,957	2,493,619	(797,815)

Net increase (decrease) in assets from principal transactions	8,049,332	9,016,504	1,871,222	(1,270,585)

Total increase (decrease) in assets	12,570,778	6,317,425	4,966,823	(4,509,184)

Assets, beginning of period	11,899,730	5,582,305	9,820,583	14,329,767

Assets, end of period	$24,470,508	$11,899,730	$14,787,406	$9,820,583

(q)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Managed Trust Series 0	Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/08 (q)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$9,849	$53,005	$42,405	$93,291	$114,780

9,849	53,005	42,405	93,291	114,780

10,299	59,240	87,644	142,519	279,556
(554,527)	(379,109)	(201,324)	(1,200,475)	(377,169)

(544,228)	(319,869)	(113,680)	(1,057,956)	(97,613)
90,348	1,694,748	(1,543,813)	3,848,386	(5,336,112)

(444,031)	1,427,884	(1,615,088)	2,883,721	(5,318,945)

279,597	1,003,997	1,111,797	737,719	876,238
(166,670)	(502,155)	(377,478)	(1,765,177)	(1,343,619)
(43,942)	(31,887)	(24,832)	(23,412)	(4,619)
(1,273,366)	1,028,480	987,773	(79,547)	1,762,028

(1,204,381)	1,498,435	1,697,260	(1,130,417)	1,290,028

(1,648,412)	2,926,319	82,172	1,753,304	(4,028,917)

1,648,412	3,212,295	3,130,123	8,727,626	12,756,543

—	$6,138,614	$3,212,295	$10,480,930	$8,727,626

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Intersection Trust Series 0		Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08 (a)
Income:
Dividend income distribution	$1,033	$270	—	—

Net investment income (loss)	1,033	270	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,415	(4,076)	3,842	(22,692)

Realized gains (losses)	1,415	(4,076)	3,842	(22,692)
Unrealized appreciation (depreciation) during the period	40,958	(40,285)	—	—

Net increase (decrease) in assets from operations	43,406	(44,091)	3,842	(22,692)

Changes from principal transactions:
Transfer of net premiums	46,387	31,120	1,036	—
Transfer on terminations	(24,189)	(8,953)	(182)	(303)
Transfer on policy loans	(28,527)	(2,367)	—	—
Net interfund transfers	(171,276)	144,532	(4,696)	22,995

Net increase (decrease) in assets from principal transactions	(177,605)	164,332	(3,842)	22,692

Total increase (decrease) in assets	(134,199)	120,241	—	—

Assets, beginning of period	134,199	13,958	—	—

Assets, end of period	—	$134,199	—	—

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(a)	Fund available in prior year but no activity.
(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08

—	—	—	—	$34,807	$62,709

—	—	—	—	34,807	62,709

—	110,190	—	635,923	—	113,810
(1,095,147)	(291,608)	(3,857,518)	383,462	(1,858,033)	(219,757)

(1,095,147)	(181,418)	(3,857,518)	1,019,385	(1,858,033)	(105,947)
2,681,201	(2,499,063)	7,991,420	(14,457,105)	1,998,470	(1,322,102)

1,586,054	(2,680,481)	4,133,902	(13,437,720)	175,244	(1,365,340)

1,100,989	1,076,142	1,214,085	1,777,607	224,685	649,171
(587,838)	(544,220)	(2,469,076)	(3,539,697)	(102,933)	(284,643)
(31,316)	(30,059)	(173,528)	(144,495)	(60,339)	(15,420)
34,823	2,771,967	(2,636,638)	6,029,007	(2,674,382)	718,316

516,658	3,273,830	(4,065,157)	4,122,422	(2,612,969)	1,067,424

2,102,712	593,349	68,745	(9,315,298)	(2,437,725)	(297,916)

4,314,429	3,721,080	18,063,397	27,378,695	2,437,725	2,735,641

$6,417,141	$4,314,429	$18,132,142	$18,063,397	—	$2,437,725

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Value Trust Series 1		Mid Value Trust Series 0
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$121,153	$261,368	$32,981	$21,948

Net investment income (loss)	121,153	261,368	32,981	21,948

Realized gains (losses) on investments:
Capital gain distributions	—	665,373	—	30,443
Net realized gains (losses)	(10,085,022)	(4,306,877)	(210,251)	(102,125)

Realized gains (losses)	(10,085,022)	(3,641,504)	(210,251)	(71,682)
Unrealized appreciation (depreciation) during the period	10,455,696	(3,789,100)	1,984,992	(616,386)

Net increase (decrease) in assets from operations	491,827	(7,169,236)	1,807,722	(666,120)

Changes from principal transactions:
Transfer of net premiums	310,129	1,017,080	728,257	259,704
Transfer on terminations	(360,728)	(2,082,675)	(563,329)	(118,213)
Transfer on policy loans	(20,756)	(92,721)	(34,315)	3,083
Net interfund transfers	(10,354,440)	(5,526,697)	3,445,642	1,179,182

Net increase (decrease) in assets from principal transactions	(10,425,795)	(6,685,013)	3,576,255	1,323,756

Total increase (decrease) in assets	(9,933,968)	(13,854,249)	5,383,977	657,636

Assets, beginning of period	9,933,968	23,788,217	1,462,138	804,502

Assets, end of period	—	$9,933,968	$6,846,115	$1,462,138

(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Mid Value Trust Series 1	Money Market Trust B Series 0		Money Market Trust Series 1
Year Ended Dec. 31/09 (a)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$47,116	$427,799	$1,023,231	$184,038	$1,604,125

47,116	427,799	1,023,231	184,038	1,604,125

—	—	—	—	—
317,554	—	—	—	—

317,554	—	—	—	—
2,899,212	—	—	—	—

3,263,882	427,799	1,023,231	184,038	1,604,125

382,488	214,149,374	254,200,302	5,520,908	8,174,058
(1,280,109)	(12,293,032)	(9,712,480)	(21,821,705)	(20,544,490)
(21,094)	(666,336)	(427,448)	(967,788)	(385,362)
9,064,010	(176,579,926)	(207,318,480)	5,439,768	22,396,092

8,145,295	24,610,080	36,741,894	(11,828,817)	9,640,298

11,409,177	25,037,879	37,765,125	(11,644,779)	11,244,423

—	75,728,956	37,963,831	92,838,321	81,593,898

$11,409,177	$100,766,835	$75,728,956	$81,193,542	$92,838,321

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 0		Natural Resources Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$102,186	$53,530	$94,342	$83,572

Net investment income (loss)	102,186	53,530	94,342	83,572

Realized gains (losses) on investments:
Capital gain distributions	2,351,185	171,070	3,063,644	542,526
Net realized gains (losses)	(4,427,961)	(1,019,209)	(9,936,628)	(2,066,251)

Realized gains (losses)	(2,076,776)	(848,139)	(6,872,984)	(1,523,725)
Unrealized appreciation (depreciation) during the period	5,929,899	(3,727,300)	11,044,756	(5,756,810)

Net increase (decrease) in assets from operations	3,955,309	(4,521,909)	4,266,114	(7,196,963)

Changes from principal transactions:
Transfer of net premiums	2,255,753	1,951,207	557,294	786,598
Transfer on terminations	(1,067,895)	(809,801)	(984,691)	(1,532,358)
Transfer on policy loans	(140,425)	(100,084)	(1,693)	(45,756)
Net interfund transfers	2,529,857	4,029,450	(478,057)	(4,548,044)

Net increase (decrease) in assets from principal transactions	3,577,290	5,070,772	(907,147)	(5,339,560)

Total increase (decrease) in assets	7,532,599	548,863	3,358,967	(12,536,523)

Assets, beginning of period	5,193,695	4,644,832	7,610,932	20,147,455

Assets, end of period	$12,726,294	$5,193,695	$10,969,899	$7,610,932

(aa)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

See accompanying notes.

Sub-Account
Optimized All Cap Trust Series 0		Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)

$64,615	$43,555	$7,253	$5,502	$3,431	$3,163

64,615	43,555	7,253	5,502	3,431	3,163

—	—	—	—	—	—
(182,098)	(113,236)	(110,406)	(52,209)	(14,572)	(19,798)

(182,098)	(113,236)	(110,406)	(52,209)	(14,572)	(19,798)
1,290,436	(1,965,951)	248,288	(282,106)	49,748	(37,508)

1,172,953	(2,035,632)	145,135	(328,813)	38,607	(54,143)

960,839	705,910	58,852	71,105	35,700	52,535
(615,591)	(374,961)	(21,391)	(23,157)	(18,693)	(10,160)
(159,791)	(18,232)	(11,163)	95	—	—
513,871	4,831,664	(20,004)	(47,766)	47,303	8,565

699,328	5,144,381	6,294	277	64,310	50,940

1,872,281	3,108,749	151,429	(328,536)	102,917	(3,203)

3,463,956	355,207	433,461	761,997	88,785	91,988

$5,336,237	$3,463,956	$584,890	$433,461	$191,702	$88,785

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized Value Trust Series 1		Overseas Equity Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$11,655	$7,685	$49,075	$46,905

Net investment income (loss)	11,655	7,685	49,075	46,905

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	61,240
Net realized gains (losses)	(36,303)	(34,256)	(251,265)	(285,464)

Realized gains (losses)	(36,303)	(34,256)	(251,265)	(224,224)
Unrealized appreciation (depreciation) during the period	158,558	(138,105)	832,156	(749,425)

Net increase (decrease) in assets from operations	133,910	(164,676)	629,966	(926,744)

Changes from principal transactions:
Transfer of net premiums	17,967	19,942	591,158	486,820
Transfer on terminations	(24,906)	(36,667)	(253,891)	(163,062)
Transfer on policy loans	624	(3,694)	(42,487)	14,498
Net interfund transfers	301,185	(66,764)	185,924	1,341,114

Net increase (decrease) in assets from principal transactions	294,870	(87,183)	480,704	1,679,370

Total increase (decrease) in assets	428,780	(251,859)	1,110,670	752,626

Assets, beginning of period	208,655	460,514	1,612,177	859,551

Assets, end of period	$637,435	$208,655	$2,722,847	$1,612,177

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(o)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Pacific Rim Trust Series 0		Pacific Rim Trust Series 1		Quantitative Mid Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (o)

$30,277	$41,902	$95,019	$166,254	$69

30,277	41,902	95,019	166,254	69

—	43,028	—	250,227	136
(571,849)	(422,365)	(4,611,212)	(939,054)	(18,088)

(571,849)	(379,337)	(4,611,212)	(688,827)	(17,952)
1,317,877	(714,228)	7,315,477	(4,330,853)	17,862

776,305	(1,051,663)	2,799,284	(4,853,426)	(21)

586,892	680,670	533,524	658,015	26,670
(344,675)	(238,934)	(1,256,275)	(859,590)	(7,318)
(7,771)	(16,193)	(25,586)	(83,369)	—
607,900	492,893	(544,396)	682,125	(100,047)

842,346	918,436	(1,292,733)	397,181	(80,695)

1,618,651	(133,227)	1,506,551	(4,456,245)	(80,716)

1,791,495	1,924,722	8,126,772	12,583,017	80,716

$3,410,146	$1,791,495	$9,633,323	$8,126,772	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative Mid Cap Trust Series 1	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/08 (o)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$834	$170,609	$162,050

Net investment income (loss)	834	170,609	162,050

Realized gains (losses) on investments:
Capital gain distributions	2,012	—	55,946
Net realized gains (losses)	(355,080)	(888,375)	(1,562,693)

Realized gains (losses)	(353,068)	(888,375)	(1,506,747)
Unrealized appreciation (depreciation) during the period	313,926	2,291,452	(863,670)

Net increase (decrease) in assets from operations	(38,308)	1,573,686	(2,208,367)

Changes from principal transactions:
Transfer of net premiums	16,164	1,050,051	1,253,667
Transfer on terminations	(54,100)	(624,328)	(491,074)
Transfer on policy loans	(208)	(33,670)	(45,909)
Net interfund transfers	(1,556,548)	1,324,008	1,404,313

Net increase (decrease) in assets from principal transactions	(1,594,692)	1,716,061	2,120,997

Total increase (decrease) in assets	(1,633,000)	3,289,747	(87,370)

Assets, beginning of period	1,633,000	3,646,139	3,733,509

Assets, end of period	—	$6,935,886	$3,646,139

(o)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$640,742	$1,079,811	$309,846	$6,764	$336,567	$28,306

640,742	1,079,811	309,846	6,764	336,567	28,306

—	493,662	180,175	28,221	223,054	119,807
(8,409,159)	(4,981,654)	(174,667)	(78,800)	(135,192)	(95,810)

(8,409,159)	(4,487,992)	5,508	(50,579)	87,862	23,997
13,027,114	(10,348,415)	295,862	(311,279)	247,919	(618,806)

5,258,697	(13,756,596)	611,216	(355,094)	672,348	(566,503)

1,245,575	1,576,121	798,247	544,596	277,209	281,941
(3,702,754)	(4,464,650)	(435,166)	(230,728)	(643,754)	(424,137)
223,127	98,800	(115,546)	(31,158)	(54,901)	(23,260)
(333,767)	(1,229,059)	701,152	1,968,791	210,605	(110,130)

(2,567,819)	(4,018,788)	948,687	2,251,501	(210,841)	(275,586)

2,690,878	(17,775,384)	1,559,903	1,896,407	461,507	(842,089)

20,603,590	38,378,974	2,506,551	610,144	3,565,244	4,407,333

$23,294,468	$20,603,590	$4,066,454	$2,506,551	$4,026,751	$3,565,244

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust Series 0		Science & Technology Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(21,695)	4,332	92,319	901,946

Realized gains (losses)	(21,695)	4,332	92,319	901,946
Unrealized appreciation (depreciation) during the period	1,082,257	(798,770)	6,864,125	(9,590,454)

Net increase (decrease) in assets from operations	1,060,562	(794,438)	6,956,444	(8,688,508)

Changes from principal transactions:
Transfer of net premiums	494,480	316,156	1,038,558	1,362,355
Transfer on terminations	(210,895)	(140,605)	(2,140,303)	(2,928,160)
Transfer on policy loans	(43,928)	(27,707)	(62,726)	188,979
Net interfund transfers	531,843	262,355	924,437	(3,111,384)

Net increase (decrease) in assets from principal transactions	771,500	410,199	(240,034)	(4,488,210)

Total increase (decrease) in assets	1,832,062	(384,239)	6,716,410	(13,176,718)

Assets, beginning of period	1,109,529	1,493,768	9,388,296	22,565,014

Assets, end of period	$2,941,591	$1,109,529	$16,104,706	$9,388,296

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Short-Term Bond Trust Series 0		Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)

$75,425	$49,089	—	—	—	—

75,425	49,089	—	—	—	—

—	—	—	11,290	—	—
(51,729)	(20,648)	(418,220)	(88,716)	17,527	(763)

(51,729)	(20,648)	(418,220)	(77,426)	17,527	(763)
194,134	(143,474)	1,761,474	(560,107)	309,504	7,661

217,830	(115,033)	1,343,254	(637,533)	327,031	6,898

565,810	224,658	801,465	447,019	107,434	35,942
(124,058)	(38,687)	(358,277)	(156,971)	(80,209)	(8,623)
(9,664)	(24,198)	(92,768)	(2,227)	(23)	(2,834)
560,989	250,567	871,284	2,366,878	104,468	799,848

993,077	412,340	1,221,704	2,654,699	131,670	824,333

1,210,907	297,307	2,564,958	2,017,166	458,701	831,231

593,655	296,348	2,845,595	828,429	831,231	—

$1,804,562	$593,655	$5,410,553	$2,845,595	$1,289,932	$831,231

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$32,020	$38,081	$48,667	$100,120

Net investment income (loss)	32,020	38,081	48,667	100,120

Realized gains (losses) on investments:
Capital gain distributions	76,686	23,545	181,098	75,728
Net realized gains (losses)	(324,498)	(298,563)	(390,870)	(197,252)

Realized gains (losses)	(247,812)	(275,018)	(209,772)	(121,524)
Unrealized appreciation (depreciation) during the period	954,988	(831,095)	1,632,946	(2,961,153)

Net increase (decrease) in assets from operations	739,196	(1,068,032)	1,471,841	(2,982,557)

Changes from principal transactions:
Transfer of net premiums	591,064	707,313	591,131	716,884
Transfer on terminations	(360,511)	(273,569)	(943,652)	(707,314)
Transfer on policy loans	(15,792)	(36,763)	(11,683)	(13,959)
Net interfund transfers	1,214,805	509,884	(16,667)	(495,847)

Net increase (decrease) in assets from principal transactions	1,429,566	906,865	(380,871)	(500,236)

Total increase (decrease) in assets	2,168,762	(161,167)	1,090,970	(3,482,793)

Assets, beginning of period	2,231,463	2,392,630	5,690,789	9,173,582

Assets, end of period	$4,400,225	$2,231,463	$6,781,759	$5,690,789

(s)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (s)

—	$15,999	—	$156,075	$82

—	15,999	—	156,075	82

—	14,152	—	204,426	5,994
(139,780)	(60,320)	(1,944,402)	(285,706)	(328,068)

(139,780)	(46,168)	(1,944,402)	(81,280)	(322,074)
436,899	(254,207)	3,300,970	(3,435,622)	72,024

297,119	(284,376)	1,356,568	(3,360,827)	(249,968)

278,916	247,773	440,269	597,701	89,042
(101,701)	(82,210)	(536,218)	(580,965)	(46,889)
(8,298)	(10,967)	(129,007)	(26,296)	(317)
245,303	267,102	(146,697)	(437,550)	(151,915)

414,220	421,698	(371,653)	(447,110)	(110,079)

711,339	137,322	984,915	(3,807,937)	(360,047)

585,730	448,408	4,427,273	8,235,210	360,047

$1,297,069	$585,730	$5,412,188	$4,427,273	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust Series 1	Small Cap Value Trust Series 0
	Year Ended Dec. 31/08 (s)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$35	$30,676	$39,688

Net investment income (loss)	35	30,676	39,688

Realized gains (losses) on investments:
Capital gain distributions	5,914	—	7,695
Net realized gains (losses)	(299,161)	(545,518)	(236,608)

Realized gains (losses)	(293,247)	(545,518)	(228,913)
Unrealized appreciation (depreciation) during the period	84,722	1,610,413	(619,562)

Net increase (decrease) in assets from operations	(208,490)	1,095,571	(808,787)

Changes from principal transactions:
Transfer of net premiums	34,377	738,334	841,853
Transfer on terminations	(18,950)	(400,618)	(245,860)
Transfer on policy loans	—	(29,161)	(22,993)
Net interfund transfers	(181,776)	1,457,126	1,028,037

Net increase (decrease) in assets from principal transactions	(166,349)	1,765,681	1,601,037

Total increase (decrease) in assets	(374,839)	2,861,252	792,250

Assets, beginning of period	374,839	2,861,205	2,068,955

Assets, end of period	—	$5,722,457	$2,861,205

(s)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(aq)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 1		Small Company Trust Series 0		Small Company Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08

$11,388	$16,880	$10	—	$1,507	—

11,388	16,880	10	—	1,507	—

—	2,036	—	4	—	2,120
(627,345)	(1,057,332)	(1,923)	(264)	(533,439)	(839,500)

(627,345)	(1,055,296)	(1,923)	(260)	(533,439)	(837,380)
406,647	(78,378)	1,994	(1,345)	539,923	5,194

(209,310)	(1,116,794)	81	(1,605)	7,991	(832,186)

112,430	120,033	466	1,785	10,340	54,135
(470,581)	(68,622)	(239)	(465)	(16,892)	(158,698)
(13,781)	935	—	—	558	(13,785)
(190,718)	3,721,832	(3,087)	—	(501,849)	(551,552)

(562,650)	3,774,178	(2,860)	1,320	(507,843)	(669,900)

(771,960)	2,657,384	(2,779)	(285)	(499,852)	(1,502,086)

3,377,013	719,629	2,779	3,064	499,852	2,001,938

$2,605,053	$3,377,013	—	$2,779	—	$499,852

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 0		Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$20,118	$37,861	$52,173	$147,310

Net investment income (loss)	20,118	37,861	52,173	147,310

Realized gains (losses) on investments:
Capital gain distributions	593,299	71,932	1,813,288	387,442
Net realized gains (losses)	(844,057)	(319,803)	(3,269,646)	(1,169,596)

Realized gains (losses)	(250,758)	(247,871)	(1,456,358)	(782,154)
Unrealized appreciation (depreciation) during the period	1,506,292	(1,254,990)	5,010,375	(5,610,862)

Net increase (decrease) in assets from operations	1,275,652	(1,465,000)	3,606,190	(6,245,706)

Changes from principal transactions:
Transfer of net premiums	680,723	917,738	892,643	1,161,369
Transfer on terminations	(443,461)	(385,536)	(2,221,156)	(3,404,429)
Transfer on policy loans	(97,015)	(27,620)	(121,662)	(130,114)
Net interfund transfers	355,890	1,575,309	(343,650)	737,913

Net increase (decrease) in assets from principal transactions	496,137	2,079,891	(1,793,825)	(1,635,261)

Total increase (decrease) in assets	1,771,789	614,891	1,812,365	(7,880,967)

Assets, beginning of period	4,144,846	3,529,955	14,337,181	22,218,148

Assets, end of period	$5,916,635	$4,144,846	$16,149,546	$14,337,181

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
Smaller Company Growth Trust Series 0	Smaller Company Growth Trust Series 1	Strategic Bond Trust Series 0
Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/09 (ag)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	$158,290	$101,219

—	—	158,290	101,219

—	—	—	—
245	10,023	(82,803)	(36,103)

245	10,023	(82,803)	(36,103)
97,231	1,426,396	296,775	(293,507)

97,476	1,436,419	372,262	(228,391)

27,196	206,904	284,937	261,472
(19,758)	(464,761)	(190,934)	(115,275)
(762)	(71,673)	(18,596)	(1,830)
1,867,143	27,650,318	388,662	372,188

1,873,819	27,320,788	464,069	516,555

1,971,295	28,757,207	836,331	288,164
—	—	1,325,891	1,037,727

$1,971,295	$28,757,207	$2,162,222	$1,325,891

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 1		Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$687,970	$697,939	$199,619	$179,767

Net investment income (loss)	687,970	697,939	199,619	179,767

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(449,997)	(263,704)	(54,259)	(12,547)

Realized gains (losses)	(449,997)	(263,704)	(54,259)	(12,547)
Unrealized appreciation (depreciation) during the period	1,557,874	(2,188,222)	481,142	(306,339)

Net increase (decrease) in assets from operations	1,795,847	(1,753,987)	626,502	(139,119)

Changes from principal transactions:
Transfer of net premiums	447,807	584,280	432,104	310,647
Transfer on terminations	(1,275,054)	(1,408,474)	(186,459)	(119,804)
Transfer on policy loans	153,422	(5,540)	1,050	(6,463)
Net interfund transfers	(342,234)	(1,018,234)	874,525	650,216

Net increase (decrease) in assets from principal transactions	(1,016,059)	(1,847,968)	1,121,220	834,596

Total increase (decrease) in assets	779,788	(3,601,955)	1,747,722	695,477

Assets, beginning of period	8,350,339	11,952,294	1,932,692	1,237,215

Assets, end of period	$9,130,127	$8,350,339	$3,680,414	$1,932,692

See accompanying notes.

Sub-Account
Strategic Income Trust Series 1		Total Bond Market Trust B Series 0		Total Return Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$105,771	$145,002	$380,464	$179,801	$677,086	$409,932

105,771	145,002	380,464	179,801	677,086	409,932

—	—	—	—	612,794	63,416
(35,312)	(1,984)	(1,448)	(8,552)	41,290	(11,378)

(35,312)	(1,984)	(1,448)	(8,552)	654,084	52,038
295,351	(268,425)	(111,616)	(21,351)	544,950	(273,352)

365,810	(125,407)	267,400	149,898	1,876,120	188,618

143,876	197,830	1,090,755	976,964	2,702,339	1,359,319
(170,828)	(131,689)	(539,313)	(223,450)	(1,424,269)	(770,268)
—	—	(2,534)	(95,452)	(52,777)	2,346
245,321	149,655	3,761,064	610,910	5,506,000	5,342,777

218,369	215,796	4,309,972	1,268,972	6,731,293	5,934,174

584,179	90,389	4,577,372	1,418,870	8,607,413	6,122,792

1,339,349	1,248,960	3,718,773	2,299,903	10,281,839	4,159,047

$1,923,528	$1,339,349	$8,296,145	$3,718,773	$18,889,252	$10,281,839

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust Series 1		Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,162,937	$1,160,322	$40,078	$30,583

Net investment income (loss)	1,162,937	1,160,322	40,078	30,583

Realized gains (losses) on investments:
Capital gain distributions	1,382,276	265,793	—	2,208
Net realized gains (losses)	(169,081)	(143,202)	(242,084)	(84,910)

Realized gains (losses)	1,213,195	122,591	(242,084)	(82,702)
Unrealized appreciation (depreciation) during the period	1,302,321	(626,452)	824,007	(696,657)

Net increase (decrease) in assets from operations	3,678,453	656,461	622,001	(748,776)

Changes from principal transactions:
Transfer of net premiums	1,518,065	1,437,049	452,319	463,334
Transfer on terminations	(8,388,849)	(2,440,199)	(226,374)	(126,293)
Transfer on policy loans	(139,234)	(65,247)	(4,382)	(9,285)
Net interfund transfers	9,140,960	1,322,856	604,619	464,538

Net increase (decrease) in assets from principal transactions	2,130,942	254,459	826,182	792,294

Total increase (decrease) in assets	5,809,395	910,920	1,448,183	43,518

Assets, beginning of period	24,125,362	23,214,442	1,469,405	1,425,887

Assets, end of period	$29,934,757	$24,125,362	$2,917,588	$1,469,405

(t)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0	U.S. Core Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (t)	Year Ended Dec. 31/08 (t)

$88,503	$107,335	$7,152	$400,400

88,503	107,335	7,152	400,400

—	12,227	4,295	316,843
(161,580)	168,969	(246,848)	(16,741,584)

(161,580)	181,196	(242,553)	(16,424,741)
1,422,370	(3,174,648)	51,278	4,307,194

1,349,293	(2,886,117)	(184,123)	(11,717,147)

458,468	637,101	67,977	1,894,071
(497,225)	(493,660)	(37,957)	(3,625,354)
(114,801)	(4,640)	(28,079)	(847,907)
431,623	(277,631)	(297,133)	(23,090,939)

278,065	(138,830)	(295,192)	(25,670,129)

1,627,358	(3,024,947)	(479,315)	(37,387,276)

4,849,169	7,874,116	479,315	37,387,276

$6,476,527	$4,849,169	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Global Leaders Growth Trust Series 0	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/08 (af)
Income:
Dividend income distribution	$979	$7,082

Net investment income (loss)	979	7,082

Realized gains (losses) on investments:
Capital gain distributions	34,443	255,015
Net realized gains (losses)	(25,177)	(134,057)

Realized gains (losses)	9,266	120,958
Unrealized appreciation (depreciation) during the period	(1,032)	(120,611)

Net increase (decrease) in assets from operations	9,213	7,429

Changes from principal transactions:
Transfer of net premiums	43,013	67,029
Transfer on terminations	(39,582)	(27,664)
Transfer on policy loans	(374)	(5,730)
Net interfund transfers	(272,966)	(2,017,830)

Net increase (decrease) in assets from principal transactions	(269,909)	(1,984,195)

Total increase (decrease) in assets	(260,696)	(1,976,766)

Assets, beginning of period	260,696	1,976,766

Assets, end of period	—	—

(af)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

Sub-Account
U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1		U.S. High Yield Bond Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$130,726	$102,841	$359,501	$457,151	$231,133	$48,713

130,726	102,841	359,501	457,151	231,133	48,713

80,636	—	296,261	—	—	—
(22,364)	(13,118)	(261,549)	(432,685)	32,629	(32,227)

58,272	(13,118)	34,712	(432,685)	32,629	(32,227)
63,560	(61,872)	553,631	(237,135)	480,303	(185,982)

252,558	27,851	947,844	(212,669)	744,065	(169,496)

925,730	197,290	691,380	918,667	361,963	218,661
(204,870)	(135,601)	(2,212,594)	(2,297,924)	(255,394)	(167,481)
(5,347)	(4,904)	89,974	(84,711)	(3,529)	—
433,456	2,529,363	483,011	(161,972)	981,432	655,045

1,148,969	2,586,148	(948,229)	(1,625,940)	1,084,472	706,225

1,401,527	2,613,999	(385)	(1,838,609)	1,828,537	536,729

3,059,141	445,142	11,643,008	13,481,617	928,594	391,865

$4,460,668	$3,059,141	$11,642,623	$11,643,008	$2,757,131	$928,594

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$225,249	$45,871	$12,607	$57,525

Net investment income (loss)	225,249	45,871	12,607	57,525

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	646,767	(12,229)	(839,927)	(103,360)

Realized gains (losses)	646,767	(12,229)	(839,927)	(103,360)
Unrealized appreciation (depreciation) during the period	202,796	(193,971)	837,330	(772,646)

Net increase (decrease) in assets from operations	1,074,812	(160,329)	10,010	(818,481)

Changes from principal transactions:
Transfer of net premiums	131,451	199,019	177,339	691,287
Transfer on terminations	(177,721)	(29,030)	(60,726)	(243,124)
Transfer on policy loans	(5,060)	(3,448)	(5,140)	(20,394)
Net interfund transfers	497,481	407,717	(1,875,821)	562,566

Net increase (decrease) in assets from principal transactions	446,151	574,258	(1,764,348)	990,335

Total increase (decrease) in assets	1,520,963	413,929	(1,754,338)	171,854

Assets, beginning of period	1,019,425	605,496	1,754,338	1,582,484

Assets, end of period	$2,540,388	$1,019,425	—	$1,754,338

(ar)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
U.S. Large Cap Trust Series 1		Utilities Trust Series 0		Utilities Trust Series 1
Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$149,510	$860,815	$163,174	$91,318	$172,714	$226,203

149,510	860,815	163,174	91,318	172,714	226,203

—	—	—	75,254	—	267,212
(10,545,456)	224,617	(467,106)	(259,065)	(1,129,337)	(2,908,668)

(10,545,456)	224,617	(467,106)	(183,811)	(1,129,337)	(2,641,456)
10,156,661	(18,239,565)	1,238,643	(1,135,560)	1,983,424	(423,072)

(239,285)	(17,154,133)	934,711	(1,228,053)	1,026,801	(2,838,325)

778,641	2,520,134	719,761	683,544	240,608	269,265
(1,376,958)	(5,336,527)	(366,795)	(262,586)	(619,179)	(961,009)
144,635	(55,905)	(32,495)	(21,110)	(30,705)	(35,198)
(25,053,006)	(1,241,286)	698,956	1,330,581	1,205,992	(1,614,494)

(25,506,688)	(4,113,584)	1,019,427	1,730,429	796,716	(2,341,436)

(25,745,973)	(21,267,717)	1,954,138	502,376	1,823,517	(5,179,761)

25,745,973	47,013,690	2,371,852	1,869,476	3,792,853	8,972,614

—	$25,745,973	$4,325,990	$2,371,852	$5,616,370	$3,792,853

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust Series 0		Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$27,083	$22,501	$164,094	$184,881

Net investment income (loss)	27,083	22,501	164,094	184,881

Realized gains (losses) on investments:
Capital gain distributions	—	51,803	—	519,456
Net realized gains (losses)	(407,272)	(413,943)	(1,359,344)	288,320

Realized gains (losses)	(407,272)	(362,140)	(1,359,344)	807,776
Unrealized appreciation (depreciation) during the period	1,038,431	(600,493)	5,630,226	(9,395,016)

Net increase (decrease) in assets from operations	658,242	(940,132)	4,434,976	(8,402,359)

Changes from principal transactions:
Transfer of net premiums	387,461	486,291	759,223	917,100
Transfer on terminations	(295,423)	(238,078)	(1,735,981)	(1,766,264)
Transfer on policy loans	(9,679)	(10,194)	(157,899)	46,398
Net interfund transfers	207,990	341,932	(677,356)	(998,695)

Net increase (decrease) in assets from principal transactions	290,349	579,951	(1,812,013)	(1,801,461)

Total increase (decrease) in assets	948,591	(360,181)	2,622,963	(10,203,820)

Assets, beginning of period	1,500,468	1,860,649	11,712,280	21,916,100

Assets, end of period	$2,449,059	$1,500,468	$14,335,243	$11,712,280

See accompanying notes.

Total
Year Ended Dec. 31/09	Year Ended Dec. 31/08

$42,325,755	$42,559,945

42,325,755	42,559,945

29,349,389	37,565,457
(195,045,887)	(70,179,410)

(165,696,498)	(32,613,953)
507,416,609	(633,969,193)

384,045,866	(624,023,201)

419,128,315	460,841,958
(242,078,489)	(207,700,865)
(8,343,701)	(9,903,050)
(54,852,465)	(8,808,319)

113,853,660	234,429,724

497,899,526	(389,593,477)

1,368,698,274	1,758,291,751

$1,866,597,800	$1,368,698,274

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2009

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 134 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 6 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2009. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Diversified Growth & Income Trust	Core Diversified Growth & Income Trust	November 16, 2009
Index Allocation Trust	Core Strategy Trust	May 4, 2009
Turner Core Growth Trust	Large Cap Growth Trust	November 16, 2009

The following sub-accounts of the Account were commenced as investment options:

New Fund	Effective Date
Alpha Opportunities Trust	May 4, 2009
American Diversified Growth & Income Trust	May 4, 2009
American Fundamental Holdings Trust	May 4, 2009
American Global Diversification Trust	May 4, 2009
American New World Trust	May 4, 2009
Balanced Trust	May 4, 2009
International Small Company Trust	November 16, 2009
Smaller Company Growth Trust	November 16, 2009

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
Classic Value Trust	Equity-Income Trust	May 4, 2009
Core Equity Trust	Fundamental Value Trust	May 4, 2009
Emerging Small Company Trust	Smaller Company Growth Trust	November 16, 2009
Global Allocation Trust	Lifestyle Balanced Trust	November 16, 2009
Global Real Estate Trust	Real Estate Securities Trust	November 16, 2009
Income & Value Trust	American Asset Allocation Trust	May 4, 2009
International Small Cap Trust	International Small Company Trust	November 16, 2009
Mid Cap Intersection Trust	Mid Cap Index Trust	November 16, 2009
Mid Cap Value Trust	Mid Value Trust	May 4, 2009
Small Company Trust	Small Company Value Trust	May 4, 2009
U.S. Large Cap Trust	American Growth-Income Trust	May 4, 2009
CSI Equity Trust	Money Market Trust B	December 29, 2009

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life Insurance Company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position, taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2009.

Mutual Funds
Level 1	$1,866,597,800
Level 2	—
Level 3	—

$1,866,597,800

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

4.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$18,321,103	$8,630,076
500 Index Trust Series 1	4,261,369	6,345,867
Active Bond Trust Series 0	1,802,081	918,076
Active Bond Trust Series 1	981,645	1,305,633
All Cap Core Trust Series 0	265,958	94,053
All Cap Core Trust Series 1	394,790	1,103,774
All Cap Growth Trust Series 0	272,658	122,882
All Cap Growth Trust Series 1	411,262	1,760,963
All Cap Value Trust Series 0	1,331,817	626,017
All Cap Value Trust Series 1	1,100,365	1,113,932
Alpha Opportunities Trust Series 0	57,050	3,914
Alpha Opportunities Trust Series 1	77,807	428
American Asset Allocation Trust Series 1	24,836,854	3,617,738
American Blue Chip Income and Growth Trust Series 1	2,689,408	1,989,708
American Bond Trust Series 1	1,557,551	1,573,526
American Fundamental Holdings Trust Series 1	423,639	57,786
American Global Diversification Trust Series 1	2,847,189	2,324,946
American Growth Trust Series 1	12,543,007	13,305,895
American Growth-Income Trust Series 1	32,777,404	4,520,886
American International Trust Series 1	11,025,915	4,863,763
American New World Trust Series 1	2,350,452	1,935,168
Balanced Trust Series 0	187,775	43,195
Blue Chip Growth Trust Series 0	4,092,549	1,732,191
Blue Chip Growth Trust Series 1	2,989,365	6,236,329
Capital Appreciation Trust Series 0	3,390,238	508,762
Capital Appreciation Trust Series 1	4,598,336	5,018,905
Capital Appreciation Value Trust Series 0	682,286	182,455
Capital Appreciation Value Trust Series 1	99,403	4,882
Classic Value Trust Series 0	260,668	1,683,525
Classic Value Trust Series 1	181,676	1,622,448
Core Allocation Plus Trust Series 0	1,752,370	159,711
Core Allocation Plus Trust Series 1	112,163	15,700
Core Bond Trust Series 0	1,497,578	613,015
Core Bond Trust Series 1	2,591,617	2,692,949
Core Diversified Growth & Income Trust Series 1	241,448	31,860
Core Equity Trust Series 0	80,529	629,345
Core Equity Trust Series 1	43,761	848,348
Core Strategy Trust Series 0	2,653,765	722,942
Core Strategy Trust Series 1	160,750	120,034
Disciplined Diversification Trust Series 0	3,959,987	291,582
Disciplined Diversification Trust Series 1	79,534	13,556
Emerging Markets Value Trust Series 0	1,475,754	273,941
Emerging Markets Value Trust Series 1	1,892,870	523,427
Emerging Small Company Trust Series 0	546,969	2,022,394
Emerging Small Company Trust Series 1	551,752	30,587,377

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Equity-Income Trust Series 0	$5,115,051	$1,748,235
Equity-Income Trust Series 1	5,049,045	10,634,083
Financial Services Trust Series 0	724,131	657,812
Financial Services Trust Series 1	376,369	850,457
Franklin Templeton Founding Allocation Trust Series 0	2,195,354	499,607
Franklin Templeton Founding Allocation Trust Series 1	171,771	53,628
Fundamental Value Trust Series 0	2,264,577	1,151,298
Fundamental Value Trust Series 1	1,993,313	5,745,628
Global Allocation Trust Series 0	907,353	3,335,391
Global Allocation Trust Series 1	170,052	2,273,998
Global Bond Trust Series 0	6,498,764	1,771,255
Global Bond Trust Series 1	3,050,127	1,736,457
Global Real Estate Trust Series 0	429,102	476,823
Global Real Estate Trust Series 1	272,042	281,689
Global Trust Series 0	1,164,612	627,109
Global Trust Series 1	568,783	1,660,952
Health Sciences Trust Series 0	1,667,332	1,355,018
Health Sciences Trust Series 1	5,112,850	5,145,437
High Yield Trust Series 0	5,433,541	2,555,511
High Yield Trust Series 1	2,566,947	3,251,144
Income & Value Trust Series 0	196,220	609,535
Income & Value Trust Series 1	567,900	20,407,185
International Core Trust Series 0	1,447,840	587,734
International Core Trust Series 1	1,464,679	2,832,071
International Equity Index Trust A Series 1	1,868,216	1,855,004
International Equity Index Trust B Series 0	5,107,787	1,736,880
International Opportunities Trust Series 0	1,937,542	888,885
International Opportunities Trust Series 1	2,755,073	1,663,278
International Small Cap Trust Series 0	2,220,338	5,169,417
International Small Cap Trust Series 1	2,653,967	10,520,275
International Small Company Trust Series 0	4,674,690	133,092
International Small Company Trust Series 1	9,702,051	203,392
International Value Trust Series 0	2,426,701	1,202,157
International Value Trust Series 1	2,056,774	5,632,444
Investment Quality Bond Trust Series 0	2,666,737	1,019,210
Investment Quality Bond Trust Series 1	1,717,430	2,411,681
Large Cap Trust Series 0	1,179,170	985,801
Large Cap Trust Series 1	1,047,839	2,382,480
Large Cap Value Trust Series 0	4,990,714	1,324,021
Large Cap Value Trust Series 1	2,459,229	3,158,976
Lifestyle Aggressive Trust Series 0	18,985,155	6,094,910
Lifestyle Aggressive Trust Series 1	2,293,394	4,798,865
Lifestyle Balanced Trust Series 0	47,301,119	10,915,137
Lifestyle Balanced Trust Series 1	9,209,834	10,816,126
Lifestyle Conservative Trust Series 0	8,233,176	1,954,775
Lifestyle Conservative Trust Series 1	2,499,127	4,805,566
Lifestyle Growth Trust Series 0	53,003,808	13,358,554
Lifestyle Growth Trust Series 1	8,072,873	9,784,859
Lifestyle Moderate Trust Series 0	11,383,051	2,283,779
Lifestyle Moderate Trust Series 1	4,784,907	2,284,400
Mid Cap Index Trust Series 0	2,151,044	540,363

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Mid Cap Index Trust Series 1	$1,136,470	$2,031,077
Mid Cap Intersection Trust Series 0	106,412	282,985
Mid Cap Intersection Trust Series 1	28,707	32,549
Mid Cap Stock Trust Series 0	2,811,676	2,295,018
Mid Cap Stock Trust Series 1	573,863	4,639,020
Mid Cap Value Trust Series 0	375,965	2,954,127
Mid Cap Value Trust Series 1	257,507	10,562,149
Mid Value Trust Series 0	4,832,051	1,222,814
Mid Value Trust Series 1	10,061,183	1,868,772
Money Market Trust B Series 0	149,559,837	124,521,959
Money Market Trust Series 1	30,166,011	41,810,790
Natural Resources Trust Series 0	8,552,263	2,521,602
Natural Resources Trust Series 1	7,131,139	4,880,300
Optimized All Cap Trust Series 0	1,283,307	519,365
Optimized All Cap Trust Series 1	173,774	160,225
Optimized Value Trust Series 0	82,691	14,950
Optimized Value Trust Series 1	347,946	41,422
Overseas Equity Trust Series 0	937,984	408,205
Pacific Rim Trust Series 0	1,814,743	942,120
Pacific Rim Trust Series 1	4,666,904	5,864,619
Real Estate Securities Trust Series 0	2,737,844	851,175
Real Estate Securities Trust Series 1	1,607,233	3,534,311
Real Return Bond Trust Series 0	3,134,847	1,696,140
Real Return Bond Trust Series 1	1,469,452	1,120,672
Science & Technology Trust Series 0	2,440,653	1,669,153
Science & Technology Trust Series 1	4,703,053	4,943,086
Short-Term Bond Trust Series 0	1,613,017	544,515
Small Cap Growth Trust Series 0	2,345,869	1,124,164
Small Cap Growth Trust Series 1	384,674	253,004
Small Cap Index Trust Series 0	1,984,230	445,958
Small Cap Index Trust Series 1	838,895	990,001
Small Cap Opportunities Trust Series 0	660,341	246,121
Small Cap Opportunities Trust Series 1	1,751,629	2,123,283
Small Cap Value Trust Series 0	2,831,490	1,035,132
Small Cap Value Trust Series 1	2,677,881	3,229,142
Small Company Trust Series 0	587	3,438
Small Company Trust Series 1	28,666	535,003
Small Company Value Trust Series 0	2,429,298	1,319,744
Small Company Value Trust Series 1	4,155,257	4,083,621
Smaller Company Growth Trust Series 0	1,894,292	20,472
Smaller Company Growth Trust Series 1	27,997,262	676,474
Strategic Bond Trust Series 0	1,121,828	499,470
Strategic Bond Trust Series 1	1,279,493	1,607,582
Strategic Income Trust Series 0	1,942,868	622,029
Strategic Income Trust Series 1	687,202	363,063
Total Bond Market Trust B Series 0	6,162,257	1,471,821
Total Return Trust Series 0	11,399,832	3,378,660
Total Return Trust Series 1	13,186,558	8,510,403
Total Stock Market Index Trust Series 0	1,457,824	591,563
Total Stock Market Index Trust Series 1	1,456,729	1,090,161
U.S. Government Securities Trust Series 0	2,207,718	847,387

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
U.S. Government Securities Trust Series 1	$2,172,025	$2,464,491
U.S. High Yield Bond Trust Series 0	2,206,750	891,145
U.S. High Yield Bond Trust Series 1	5,828,673	5,157,272
U.S. Large Cap Trust Series 0	434,533	2,186,274
U.S. Large Cap Trust Series 1	587,219	25,944,397
Utilities Trust Series 0	1,896,198	713,598
Utilities Trust Series 1	2,859,334	1,889,903
Value Trust Series 0	817,480	500,049
Value Trust Series 1	736,252	2,384,171
All Asset Portfolio Series 0	2,260,248	458,787
All Asset Portfolio Series 1	1,087,927	253,563
Brandes International Equity Trust	1,733,097	579,892
Business Opportunity Value Trust	1,490,022	493,210
CSI Equity Trust	2,164,650	4,891,096
Frontier Capital Appreciation Trust	1,064,466	253,238
Large Cap Growth Trust	907,369	420,422

	$782,977,423	$597,448,612

5.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

6.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	3,715,959	3,519,327	3,377,590	3,985,641	—
Units issued	948,103	727,341	656,369	274,420	4,349,389
Units redeemed	(639,650)	(530,709)	(514,632)	(882,471)	(363,748)

Units, end of period	4,024,412	3,715,959	3,519,327	3,377,590	3,985,641

Unit value, end of period $	21.05	16.66	$26.53	15.76 to 25.20	13.63 to 21.81
Assets, end of period $	66,955,037	45,694,591	65,187,967	54,754,038	$54,369,746
Investment income ratio*	2.43%	2.27%	3.00%	1.14%	0.00%
Total return, lowest to highest**	24.08% to 31.02%	(37.19%) to (24.71%)	1.47% to 5.25%	13.10% to 15.57%	2.90% to 9.07%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,803,876	3,042,197	3,238,434	3,760,865	3,558,971
Units issued	455,478	295,642	307,967	558,512	638,838
Units redeemed	(723,080)	(533,963)	(504,204)	(1,080,943)	(436,944)

Units, end of period	2,536,274	2,803,876	3,042,197	3,238,434	3,760,865

Unit value, end of period $	10.78	8.58	13.66	13.02	11.30
Assets, end of period $	27,344,213	24,041,913	41,542,238	42,156,390	42,477,407
Investment income ratio*	1.71%	0.71%	2.22%	0.94%	1.50%
Total return, lowest to highest**	25.74%	(37.21%)	4.90%	15.27%	4.29%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	38,814	18,418	4,172	—
Units issued	36,991	26,834	17,127	4,810
Units redeemed	(19,821)	(6,438)	(2,881)	(638)

Units, end of period	55,984	38,814	18,418	4,172

Unit value, end of period $	50.05	40.09	44.78	43.05
Assets, end of period $	2,802,114	1,555,883	824,734	179,570
Investment income ratio*	7.80%	6.63%	10.09%	0.52%
Total return, lowest to highest**	18.30% to 24.86%	(10.55%) to (7.37%)	2.87% to 4.03%	4.44% to 5.10%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	671,816	786,841	828,866	906,616	—
Units issued	25,873	29,705	72,230	72,511	1,281,945
Units redeemed	(95,601)	(144,730)	(114,255)	(150,261)	(375,329)

Units, end of period	602,088	671,816	786,841	828,866	906,616

Unit value, end of period $	15.41	12.34	13.80	13.26	12.70
Assets, end of period $	9,274,908	8,292,245	10,855,803	10,990,886	11,513,291
Investment income ratio*	7.22%	5.22%	8.81%	2.77%	0.00%
Total return, lowest to highest**	24.81%	(10.53%)	4.05%	4.42%	1.59%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	163,860	9,425	2,781	135	—
Units issued	190,209	188,282	7,717	3,145	135
Units redeemed	(40,508)	(33,847)	(1,073)	(499)	—

Units, end of period	313,561	163,860	9,425	2,781	135

Unit value, end of period $	12.05	9.93	11.84	10.97	10.51
Assets, end of period $	3,776,734	1,626,878	111,631	30,493	1,420
Investment income ratio*	7.75%	8.30%	8.85%	7.25%	12.18%
Total return, lowest to highest**	14.85% to 21.32%	(17.73%) to (12.60%)	5.74% to 8.00%	3.40% to 5.33%	1.92%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	100,883	81,342	79,490	57,862	6,742
Units issued	58,470	207,113	12,737	35,431	61,430
Units redeemed	(16,595)	(187,572)	(10,885)	(13,803)	(10,310)

Units, end of period	142,758	100,883	81,342	79,490	57,862

Unit value, end of period $	17.00	14.01	16.72	15.48	14.83
Assets, end of period $	2,427,274	1,413,930	1,359,873	1,230,463	858,236
Investment income ratio*	8.03%	4.37%	7.29%	5.55%	4.96%
Total return, lowest to highest**	21.32%	(16.17%)	8.00%	4.36%	5.95%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	49,976	26,819	11,893	—
Units issued	28,853	37,805	22,754	12,575
Units redeemed	(10,667)	(14,648)	(7,828)	(682)

Units, end of period	68,162	49,976	26,819	11,893

Unit value, end of period $	10.36	8.05	13.34	12.98
Assets, end of period $	706,085	402,516	357,657	154,432
Investment income ratio*	1.83%	2.26%	1.58%	0.13%
Total return, lowest to highest**	24.46% to 33.05%	(39.60%) to (26.69%)	0.17% to 2.70%	10.72% to 14.77%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	564,515	643,519	743,412	828,823	983,111
Units issued	20,041	17,373	54,025	149,820	35,817
Units redeemed	(79,484)	(96,377)	(153,918)	(235,231)	(190,105)

Units, end of period	505,072	564,515	643,519	743,412	828,823

Unit value, end of period $	16.60	12.92	21.40	20.85	18.17
Assets, end of period $	8,382,602	7,293,346	13,771,188	15,496,358	15,056,619
Investment income ratio*	1.60%	1.65%	1.41%	0.68%	0.79%
Total return, lowest to highest**	28.47%	(39.63%)	2.66%	14.75%	9.08%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	42,311	23,031	15,291	—
Units issued	31,699	52,806	32,831	17,562
Units redeemed	(14,680)	(33,526)	(25,091)	(2,271)

Units, end of period	59,330	42,311	23,031	15,291

Unit value, end of period $	9.80	8.09	13.92	12.42
Assets, end of period $	581,165	342,145	320,583	189,900
Investment income ratio*	0.93%	0.53%	0.16%	0.00%
Total return, lowest to highest**	21.13% to 23.48%	(41.91%) to (26.41%)	4.36% to 12.08%	2.94% to 6.63%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	494,714	615,575	706,258	746,548	813,617
Units issued	23,250	19,782	29,987	64,128	46,378
Units redeemed	(111,584)	(140,643)	(120,670)	(104,418)	(113,447)

Units, end of period	406,380	494,714	615,575	706,258	746,548

Unit value, end of period $	18.35	15.15	26.10	23.29	21.85
Assets, end of period $	7,456,831	7,496,409	16,066,423	16,449,878	16,315,444
Investment income ratio*	0.70%	0.28%	0.05%	0.00%	0.00%
Total return, lowest to highest**	21.09%	(41.94%)	12.06%	6.58%	8.98%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec.0 31/06 (a)
Units, beginning of period	109,590	55,282	13,493	—
Units issued	131,254	80,202	54,729	17,209
Units redeemed	(59,549)	(25,894)	(12,940)	(3,716)

Units, end of period	181,295	109,590	55,282	13,493

Unit value, end of period $	12.38	9.78	13.74	12.64
Assets, end of period $	2,244,835	1,071,959	759,424	170,565
Investment income ratio*	0.64%	1.10%	2.38%	0.01%
Total return, lowest to highest**	22.43% to 31.77%	(28.80%) to (19.83%)	2.47% to 8.68%	6.65% to 13.82%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	208,134	184,657	200,061	190,173	348,168
Units issued	78,485	41,713	24,805	47,919	59,250
Units redeemed	(78,064)	(18,236)	(40,209)	(38,031)	(217,245)

Units, end of period	208,555	208,134	184,657	200,061	190,173

Unit value, end of period $	17.15	13.54	19.02	17.55	15.44
Assets, end of period $	3,576,033	2,818,708	3,511,406	3,511,855	2,935,720
Investment income ratio*	0.51%	0.89%	1.75%	0.90%	0.56%
Total return, lowest to highest**	26.61%	(28.78%)	8.32%	13.71%	5.71%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Alpha Opportunities Trust Series 0
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	4,560
Units redeemed	(313)

Units, end of period	4,247

Unit value, end of period $	12.73
Assets, end of period $	54,076
Investment income ratio*	0.79%
Total return, lowest to highest**	26.89% to 27.31%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Sub-Account
Alpha Opportunities Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	6,780
Units redeemed	(36)

Units, end of period	6,744

Unit value, end of period $	12.07
Assets, end of period $	81,384
Investment income ratio*	0.66%
Total return, lowest to highest**	20.69%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	260,111	—
Units issued	3,234,430	301,470
Units redeemed	(446,797)	(41,359)

Units, end of period	3,047,744	260,111

Unit value, end of period $	8.98	7.26
Assets, end of period $	27,353,571	1,888,618
Investment income ratio*	2.79%	7.29%
Total return, lowest to highest**	18.28% to 25.85%	(28.47%) to (19.62%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	610,479	465,570	358,100	244,289	179,279
Units issued	226,391	228,811	195,210	132,663	80,849
Units redeemed	(175,631)	(83,902)	(87,740)	(18,852)	(15,839)

Units, end of period	661,239	610,479	465,570	358,100	244,289

Unit value, end of period $	10.64	12.48 to 8.36	13.21 to 19.72	12.99 to 19.40	16.58
Assets, end of period $	8,411,946	6,477,340	8,273,820	6,749,187	4,051,366
Investment income ratio*	1.70%	4.52%	2.50%	0.50%	0.27%
Total return, lowest to highest**	25.79% to 31.48%	(36.72%) to (22.98%)	(2.84%) to 1.65%	13.18% to 16.99%	6.76%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (r)
Units, beginning of period	431,619	314,461	87,501	3,980	—
Units issued	123,511	193,030	643,737	87,757	3,996
Units redeemed	(132,470)	(75,872)	(416,777)	(4,236)	(16)

Units, end of period	422,660	431,619	314,461	87,501	3,980

Unit value, end of period $	11.24 to 14.05	10.02 to 12.52	11.10 to 13.87	10.78 to 13.47	10.11 to 12.64
Assets, end of period $	5,134,314	4,710,940	3,942,230	1,123,885	50,313
Investment income ratio*	2.67%	9.93%	4.22%	0.00%	0.00%
Total return, lowest to highest**	8.40% to 12.21%	(10.67%) to (6.10%)	2.36% to 2.96%	5.39% to 6.57%	1.13%

(r)	Reflects the period from commencement of operations on October 31, 2005 through December 31, 2005.

Sub-Account
American Fundamental Holdings Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	36,372
Units redeemed	(4,994)

Units, end of period	31,378

Unit value, end of period $	11.92
Assets, end of period $	374,032
Investment income ratio*	4.60%
Total return, lowest to highest**	18.47% to 19.20%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
American Global Diversification Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	239,096
Units redeemed	(186,160)

Units, end of period	52,936

Unit value, end of period $	12.59
Assets, end of period $	666,617
Investment income ratio*	0.90%
Total return, lowest to highest**	23.51% to 25.94%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	3,191,497	2,342,984	1,738,879	1,143,247	545,616
Units issued	719,046	1,671,199	892,176	700,598	673,912
Units redeemed	(1,167,310)	(822,686)	(288,071)	(104,966)	(76,281)

Units, end of period	2,743,233	3,191,497	2,342,984	1,738,879	1,143,247

Unit value, end of period $	11.40	12.36 to 8.21	14.71	13.15 to 19.79	11.97 to 18.02
Assets, end of period $	37,488,254	33,818,004	46,630,648	33,139,292	20,601,851
Investment income ratio*	0.25%	2.13%	1.21%	0.29%	0.00%
Total return, lowest to highest**	25.08% to 42.05%	(44.20%) to (31.29%)	3.36% to 11.94%	5.98% to 9.80%	8.06% to 15.79%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,256,460	1,040,281	679,810	521,355	449,119
Units issued	2,680,851	470,399	441,217	216,940	149,136
Units redeemed	(377,745)	(254,220)	(80,746)	(58,485)	(76,900)

Units, end of period	3,559,566	1,256,460	1,040,281	679,810	521,355

Unit value, end of period $	10.69	8.17	13.20 to 19.70	12.61 to 18.83	10.99 to 16.40
Assets, end of period $	50,592,525	12,746,026	18,035,767	12,406,440	8,548,154
Investment income ratio*	1.53%	2.27%	2.89%	1.04%	0.45%
Total return, lowest to highest**	23.68% to 33.69%	(38.08%) to (24.49%)	(0.67%) to 4.64%	11.61% to 14.80%	2.77% to 5.44%

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,589,088	1,335,767	953,997	691,580	464,968
Units issued	425,526	666,694	613,619	465,773	275,981
Units redeemed	(323,642)	(413,373)	(231,849)	(203,356)	(49,369)

Units, end of period	1,690,972	1,589,088	1,335,767	953,997	691,580

Unit value, end of period $	14.46	17.85 to 10.14	17.60 to 30.98	14.72 to 25.91	12.41 to 21.86
Assets, end of period $	31,946,083	21,999,643	35,473,301	22,969,248	15,109,849
Investment income ratio*	1.19%	4.09%	2.31%	0.86%	0.64%
Total return, lowest to highest**	27.67% to 46.99%	(42.37%) to (26.02%)	9.35% to 19.58%	10.32% to 18.54%	12.31% to 21.07%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
American New World Trust Series 1
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	186,355
Units redeemed	(148,426)

Units, end of period	37,929

Unit value, end of period $	13.36
Assets, end of period $	506,673
Investment income ratio*	0.55%
Total return, lowest to highest**	30.38% to 33.58%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
Sub-Account
Balanced Trust Series 0
Year Ended Dec. 31/09 (d)
Units, beginning of period	—
Units issued	16,728
Units redeemed	(3,856)

Units, end of period	12,872

Unit value, end of period $	11.91
Assets, end of period $	153,313
Investment income ratio*	1.80%
Total return, lowest to highest**	18.83% to 19.11%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	88,681	40,793	7,642	29	—
Units issued	90,411	64,266	39,576	9,536	29
Units redeemed	(39,072)	(16,378)	(6,425)	(1,923)	—

Units, end of period	140,020	88,681	40,793	7,642	29

Unit value, end of period $	56.75	39.69	69.05	61.21	55.85
Assets, end of period $	7,945,860	3,519,833	2,816,663	467,688	1,594
Investment income ratio*	0.19%	0.40%	0.81%	0.03%	0.00%
Total return, lowest to highest**	26.87% to 46.21%	(42.52%) to (28.71%)	5.35% to 12.81%	7.94% to 10.44%	4.67%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,413,536	1,501,232	1,513,575	1,703,650	1,815,010
Units issued	177,272	157,192	193,922	77,248	152,090
Units redeemed	(327,101)	(244,888)	(206,265)	(267,323)	(263,450)

Units, end of period	1,263,707	1,413,536	1,501,232	1,513,575	1,703,650

Unit value, end of period $	23.37	16.36	28.46	25.24	23.03
Assets, end of period $	29,533,414	23,118,554	42,725,551	38,206,324	39,243,002
Investment income ratio*	0.15%	0.32%	0.72%	0.20%	0.40%
Total return, lowest to highest**	42.90%	(42.53%)	12.75%	9.59%	5.60%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	36,365	36,448	438	—
Units issued	65,449	39,229	37,706	892
Units redeemed	(23,121)	(39,312)	(1,696)	(454)

Units, end of period	78,693	36,365	36,448	438

Unit value, end of period $	28.01	22.36	37.17	34.41
Assets, end of period $	2,204,255	813,066	1,354,678	15,086
Investment income ratio*	3.70%	4.49%	3.86%	3.65%
Total return, lowest to highest**	19.34% to 25.28%	(39.84%) to (24.43%)	0.84% to 8.01%	14.79% to 26.78%

(a) Fund available in prior year but no activity.
	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	68,226	46,273	1,426	—
Units issued	127,872	71,242	48,372	2,108
Units redeemed	(43,559)	(49,289)	(3,525)	(682)

Units, end of period	152,539	68,226	46,273	1,426

Unit value, end of period $	13.18	10.58	16.15	15.32
Assets, end of period $	2,010,780	721,884	747,303	21,842
Investment income ratio*	0.76%	0.05%	1.25%	1.63%
Total return, lowest to highest**	19.01% to 27.24%	(34.70%) to (23.56%)	0.63% to 5.44%	11.94% to 13.89%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	176,778	85,512	44,224	53	—
Units issued	323,428	116,994	76,983	52,244	53
Units redeemed	(49,418)	(25,728)	(35,695)	(8,073)	—

Units, end of period	450,788	176,778	85,512	44,224	53

Unit value, end of period $	12.41	8.72	13.89	12.43	12.15
Assets, end of period $	5,593,907	1,540,973	1,187,598	549,868	640
Investment income ratio*	0.40%	0.73%	0.46%	0.00%	0.00%
Total return, lowest to highest**	28.49% to 44.66%	(37.24%) to (23.78%)	7.66% to 11.70%	0.97% to 7.46%	8.44%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,460,124	1,616,971	1,713,529	427,964	215,907
Units issued	449,806	81,782	83,337	1,757,436	387,465
Units redeemed	(471,918)	(238,629)	(179,895)	(471,871)	(175,408)

Units, end of period	1,438,012	1,460,124	1,616,971	1,713,529	427,964

Unit value, end of period $	12.67	8.90	14.18	12.71	12.43
Assets, end of period $	18,217,168	12,999,758	22,931,837	21,773,547	5,317,782
Investment income ratio*	0.27%	0.45%	0.29%	0.00%	0.00%
Total return, lowest to highest**	42.28%	(37.22%)	11.61%	2.26%	13.99%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	52,433	—
Units issued	80,518	61,493
Units redeemed	(22,849)	(9,060)

Units, end of period	110,102	52,433

Unit value, end of period $	9.47	7.27
Assets, end of period $	1,042,522	381,132
Investment income ratio*	2.88%	1.93%
Total return, lowest to highest**	19.68% to 30.98%	(27.77%) to (21.81%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	2,846	—
Units issued	10,974	2,863
Units redeemed	(574)	(17)

Units, end of period	13,246	2,846

Unit value, end of period $	9.46	7.27
Assets, end of period $	125,321	20,677
Investment income ratio*	4.14%	3.07%
Total return, lowest to highest**	30.21%	(27.34%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	234,705	145,466	35,333	155	—
Units issued	47,977	135,382	135,655	37,458	160
Units redeemed	(282,682)	(46,143)	(25,522)	(2,280)	(5)

Units, end of period	—	234,705	145,466	35,333	155

Unit value, end of period $	5.99	6.23	11.44	13.09	11.27
Assets, end of period $	—	1,462,303	1,664,561	462,509	1,747
Investment income ratio*	1.22%	2.70%	2.74%	2.65%	3.70%
Total return, lowest to highest**	(3.90%) to 0.02%	(45.55%) to (29.61%)	(12.58%) to (12.50%)	13.46% to 16.14%	4.11%

(ah) Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/09 (ah)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	178,850	598,591	590,103	367,626	14,835
Units issued	22,787	27,580	53,006	376,498	461,900
Units redeemed	(201,637)	(447,321)	(44,518)	(154,021)	(109,109)

Units, end of period	—	178,850	598,591	590,103	367,626

Unit value, end of period $	8.07	8.41	15.44	17.67	15.22
Assets, end of period $	—	1,503,606	9,243,380	10,424,108	5,596,604
Investment income ratio*	1.17%	1.47%	1.61%	1.06%	2.63%
Total return, lowest to highest**	(4.01%)	(45.55%)	(12.58%)	16.04%	9.42%

(ah)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	24,255	—
Units issued	214,506	26,450
Units redeemed	(19,316)	(2,195)

Units, end of period	219,445	24,255

Unit value, end of period $	8.66	6.91
Assets, end of period $	1,900,818	167,531
Investment income ratio*	2.82%	1.25%
Total return, lowest to highest**	17.53% to 27.67%	(31.54%) to (20.17%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	2,603	—
Units issued	13,580	2,697
Units redeemed	(2,265)	(94)

Units, end of period	13,918	2,603

Unit value, end of period $	8.65	6.91
Assets, end of period $	120,436	17,989
Investment income ratio*	2.99%	0.99%
Total return, lowest to highest**	25.21%	(30.89%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	46,848	6,608	1,619	—
Units issued	121,385	45,229	6,309	1,819
Units redeemed	(50,621)	(4,989)	(1,320)	(200)

Units, end of period	117,612	46,848	6,608	1,619

Unit value, end of period $	12.67	11.53	11.15	10.48
Assets, end of period $	1,490,182	539,932	73,690	16,975
Investment income ratio*	2.98%	10.35%	8.63%	2.71%
Total return, lowest to highest**	5.61% to 9.93%	1.09% to 3.36%	4.77% to 6.36%	3.76% to 4.71%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	68,377	7,401	6,596	1,342	—
Units issued	174,832	65,912	7,031	6,046	1,360
Units redeemed	(179,927)	(4,936)	(6,226)	(792)	(18)

Units, end of period	63,282	68,377	7,401	6,596	1,342

Unit value, end of period $	15.82	14.39	13.93	13.11	12.63
Assets, end of period $	1,000,953	983,878	103,082	86,467	16,947
Investment income ratio*	2.36%	13.33%	6.90%	3.31%	0.00%
Total return, lowest to highest**	9.94%	3.29%	6.27%	3.79%	1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/09 (at)
Units, beginning of period	—
Units issued	19,887
Units redeemed	(2,681)

Units, end of period	17,206

Unit value, end of period $	12.21
Assets, end of period $	210,163
Investment income ratio*	7.12%
Total return, lowest to highest**	21.22% to 22.14%

(at)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	105,730	32,819	6,970	—
Units issued	14,665	102,127	35,758	7,761
Units redeemed	(120,395)	(29,216)	(9,909)	(791)

Units, end of period	—	105,730	32,819	6,970

Unit value, end of period $	5.24	5.28	11.59	12.31
Assets, end of period $	—	558,164	380,474	85,817
Investment income ratio*	1.78%	24.03%	0.05%	0.00%
Total return, lowest to highest**	(0.72%) to 4.37%	(54.46%) to (30.69%)	(6.41%) to (5.85%)	6.73% to 12.62%

(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/09 (ai)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	118,026	99,898	77,672	60,991	4,828
Units issued	6,106	34,299	34,366	37,117	57,288
Units redeemed	(124,132)	(16,171)	(12,140)	(20,436)	(1,125)

Units, end of period	—	118,026	99,898	77,672	60,991

Unit value, end of period $	6.85	6.89	15.14	16.08	15.07
Assets, end of period $	—	813,721	1,512,250	1,249,336	919,134
Investment income ratio*	1.64%	14.66%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(0.67%)	(54.46%)	(5.89%)	6.73%	5.90%

(ai)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	41,806	—
Units issued	309,645	57,115
Units redeemed	(84,307)	(15,309)

Units, end of period	267,144	41,806

Unit value, end of period $	9.17	7.52
Assets, end of period $	2,448,586	314,295
Investment income ratio*	3.85%	4.26%
Total return, lowest to highest**	18.49% to 25.03%	(25.51%) to (17.79%)

(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08 (n)
Units, beginning of period	712	—
Units issued	22,430	728
Units redeemed	(14,883)	(16)

Units, end of period	8,259	712

Unit value, end of period $	9.16	7.52
Assets, end of period $	75,637	5,346
Investment income ratio*	1.93%	4.16%
Total return, lowest to highest**	21.87%	(24.84%)

(au)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	168,896	93,485	25,653	—
Units issued	185,490	80,569	70,933	26,545
Units redeemed	(354,386)	(5,158)	(3,101)	(892)

Units, end of period	—	168,896	93,485	25,653

Unit value, end of period $	13.94	12.61	18.48	17.02
Assets, end of period $	—	2,129,023	1,727,702	436,518
Investment income ratio*	0.00%	1.45%	1.50%	1.71%
Total return, lowest to highest**	10.63% to 16.60%	(31.79%) to (20.72%)	4.87% to 8.61%	16.88% to 17.90%

(as)	Terminated as an investment option and funds transferred to Money Market Trust B on December 29, 2009.
(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	244,015	—
Units issued	480,724	276,790
Units redeemed	(35,877)	(32,775)

Units, end of period	688,862	244,015

Unit value, end of period $	9.19	7.22
Assets, end of period $	6,327,448	1,761,052
Investment income ratio*	3.03%	5.06%
Total return, lowest to highest**	20.12% to 29.89%	(28.63%) to (18.51%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	739	—
Units issued	9,951	751
Units redeemed	(1,683)	(12)

Units, end of period	9,007	739

Unit value, end of period $	9.18	7.21
Assets, end of period $	82,646	5,332
Investment income ratio*	3.37%	3.12%
Total return, lowest to highest**	27.22%	(27.87%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	88,052	34,509	—
Units issued	151,966	66,918	40,759
Units redeemed	(33,129)	(13,375)	(6,250)

Units, end of period	206,889	88,052	34,509

Unit value, end of period $	11.61	5.77	$11.99
Assets, end of period $	2,402,101	507,699	$413,901
Investment income ratio*	0.17%	3.11%	1.63%
Total return, lowest to highest**	1.56% to 101.36%	(51.92%)	7.16% to 19.94%

(h) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.
	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	386,629	70,658	—
Units issued	166,291	394,873	323,440
Units redeemed	(47,286)	(78,902)	(252,782)

Units, end of period	505,634	386,629	70,658

Unit value, end of period $	14.50	7.21	$15.00
Assets, end of period $	7,331,272	2,787,213	$1,059,804
Investment income ratio*	0.09%	3.88%	1.19%
Total return, lowest to highest**	101.12%	(51.94%)	19.99%

(h)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	150,328	91,854	27,387	176	—
Units issued	70,095	73,437	75,648	30,808	176
Units redeemed	(220,423)	(14,963)	(11,181)	(3,597)	—

Units, end of period	—	150,328	91,854	27,387	176

Unit value, end of period $	9.30	7.29	12.83	11.87	11.59
Assets, end of period $	—	1,095,246	1,178,859	325,215	2,044
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	23.83% to 33.70%	(43.23%) to (31.25%)	0.05% to 8.08%	(5.35%) to 2.44%	4.14%

(aj)   Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

(b)    Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/09 (aj)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	588,200	670,667	755,137	833,633	934,063
Units issued	13,028	7,679	8,589	27,379	23,031
Units redeemed	(601,228)	(90,146)	(93,059)	(105,875)	(123,461)

Units, end of period	—	588,200	670,667	755,137	833,633

Unit value, end of period $	51.71	40.52	71.43	66.12	64.56
Assets, end of period $	—	23,834,138	47,910,351	49,927,098	53,821,139
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	27.62%	(43.28%)	8.05%	2.41%	5.04%

(aj)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	307,924	190,329	44,286	1,467	—
Units issued	249,024	150,275	185,002	46,313	1,469
Units redeemed	(86,219)	(32,680)	(38,959)	(3,494)	(2)

Units, end of period	470,729	307,924	190,329	44,286	1,467

Unit value, end of period $	24.40	19.40	30.29	29.30	24.61
Assets, end of period $	11,486,502	5,975,008	5,764,993	1,297,432	36,113
Investment income ratio*	2.39%	3.09%	3.24%	0.68%	0.00%
Total return, lowest to highest**	24.57% to 30.76%	(35.94%) to (23.36%)	(0.41%) to 3.39%	14.00% to 19.05%	1.57%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,711,504	1,905,393	2,003,642	2,132,819	2,412,742
Units issued	239,511	128,512	147,768	178,419	246,902
Units redeemed	(521,668)	(322,401)	(246,017)	(307,596)	(526,825)

Units, end of period	1,429,347	1,711,504	1,905,393	2,003,642	2,132,819

Unit value, end of period $	24.50	19.49	30.44	29.45	24.74
Assets, end of period $	35,024,330	33,359,115	57,992,370	59,007,712	52,773,756
Investment income ratio*	2.08%	2.39%	2.88%	1.51%	1.27%
Total return, lowest to highest**	25.72%	(35.96%)	3.35%	19.02%	3.92%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	116,139	37,620	12,570	21	—
Units issued	51,387	110,768	32,535	13,168	23
Units redeemed	(49,807)	(32,249)	(7,485)	(619)	(2)

Units, end of period	117,719	116,139	37,620	12,570	21

Unit value, end of period $	16.68	11.79	21.29	22.83	18.53
Assets, end of period $	1,963,769	1,368,921	800,870	286,925	385
Investment income ratio*	0.84%	1.36%	1.55%	0.01%	0.00%
Total return, lowest to highest**	25.68%0 to 49.06%	(44.63%) to (28.65%)	(6.73%) to (3.84%)	19.86% to 23.16%	8.43%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	208,617	179,750	260,203	186,864	163,128
Units issued	32,516	88,029	145,683	205,741	64,532
Units redeemed	(84,262)	(59,162)	(226,136)	(132,402)	(40,796)

Units, end of period	156,871	208,617	179,750	260,203	186,864

Unit value, end of period $	13.89	9.82	17.74	19.04	15.46
Assets, end of period $	2,177,974	2,048,333	3,188,630	4,953,510	2,889,405
Investment income ratio*	0.72%	1.04%	1.17%	0.28%	0.38%
Total return, lowest to highest**	41.41%	(44.65%)	(6.81%)	23.11%	9.78%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	120,748	—
Units issued	278,194	140,744
Units redeemed	(66,360)	(19,996)

Units, end of period	332,582	120,748

Unit value, end of period $	8.93	6.79
Assets, end of period $	2,970,970	820,057
Investment income ratio*	6.02%	10.70%
Total return, lowest to highest**	25.33% to 32.61%	(32.68%) to (21.32%)

(n) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	20,051	—
Units issued	24,025	20,207
Units redeemed	(6,739)	(156)

Units, end of period	37,337	20,051

Unit value, end of period $	8.92	6.79
Assets, end of period $	333,222	136,112
Investment income ratio*	4.56%	9.47%
Total return, lowest to highest**	31.48%	(32.12%)

(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	17,753	11,432	249	—
Units issued	30,188	17,617	12,492	271
Units redeemed	(7,371)	(11,296)	(1,309)	(22)

Units, end of period	40,570	17,753	11,432	249

Unit value, end of period $	39.29	26.44	45.60	40.75
Assets, end of period $	1,593,765	469,300	521,298	10,122
Investment income ratio*	0.07%	0.00%	0.00%	0.00%
Total return, lowest to highest**	29.61% to 50.68%	(42.03%) to (33.95%)	2.22% to 11.92%	6.09% to 16.35%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	521,433	217,370	115,334	141	—
Units issued	263,000	335,263	153,127	124,158	141
Units redeemed	(127,402)	(31,200)	(51,091)	(8,965)	—

Units, end of period	657,031	521,433	217,370	115,334	141

Unit value, end of period $	10.57	8.02	13.20	12.68	11.07
Assets, end of period $	6,944,210	4,180,215	2,869,319	1,462,722	1,557
Investment income ratio*	1.07%	1.33%	1.90%	0.07%	0.00%
Total return, lowest to highest**	24.46% to 38.50%	(39.27%) to (27.52%)	1.75% to 4.08%	12.76% to 14.55%	5.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,614,431	839,619	843,213	849,648	695,383
Units issued	147,278	1,944,160	82,479	133,558	220,265
Units redeemed	(468,892)	(169,348)	(86,073)	(139,993)	(66,000)

Units, end of period	2,292,817	2,614,431	839,619	843,213	849,648

Unit value, end of period $	14.79	11.23	18.50	17.78	15.53
Assets, end of period $	33,921,686	29,351,918	15,533,588	14,994,270	13,193,852
Investment income ratio*	0.93%	2.04%	1.61%	0.78%	0.41%
Total return, lowest to highest**	31.78%	(39.32%)	4.04%	14.51%	8.85%

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	216,604	122,877	9,883	71	—
Units issued	96,595	122,603	131,974	10,770	101
Units redeemed	(313,199)	(28,876)	(18,980)	(958)	(30)

Units, end of period	—	216,604	122,877	9,883	71

Unit value, end of period $	10.94	8.51	12.93	12.31	10.84
Assets, end of period $	—	1,843,272	1,589,323	121,671	771
Investment income ratio*	0.02%	7.20%	10.45%	0.24%	0.00%
Total return, lowest to highest**	21.25% to 31.28%	(34.21%) to (24.39%)	2.47% to 5.06%	9.71% to 13.58%	3.65%

(ak)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	174,096	413,568	379,029	152,291	132,952
Units issued	15,038	26,455	45,341	261,551	39,049
Units redeemed	(189,134)	(265,927)	(10,802)	(34,813)	(19,710)

Units, end of period	—	174,096	413,568	379,029	152,291

Unit value, end of period $	12.28	9.55	14.54	13.83	12.18
Assets, end of period $	—	1,662,726	6,011,840	5,240,771	1,855,210
Investment income ratio*	0.01%	3.05%	6.89%	1.08%	0.98%
Total return, lowest to highest**	28.54%	(34.29%)	5.14%	13.50%	6.20%

(ak) Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	246,235	101,209	17,041	89	—
Units issued	208,461	214,587	124,717	18,077	89
Units redeemed	(79,510)	(69,561)	(40,549)	(1,125)	—

Units, end of period	375,186	246,235	101,209	17,041	89

Unit value, end of period $	24.68	21.38	22.37	20.41	19.39
Assets, end of period $	9,258,209	5,264,809	2,264,010	347,795	1,721
Investment income ratio*	12.11%	0.45%	8.78%	0.00%	0.00%
Total return, lowest to highest**	13.91% to 15.41%	(10.44%) to (1.77%)	7.85% to 9.61%	1.63% to 5.64%	(2.91%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	353,326	378,221	297,509	322,524	286,806
Units issued	47,286	169,048	133,164	120,068	98,791
Units redeemed	(78,102)	(193,943)	(52,452)	(145,083)	(63,073)

Units, end of period	322,510	353,326	378,221	297,509	322,524

Unit value, end of period $	24.64	21.36	22.36	20.39	19.37
Assets, end of period $	7,947,891	7,545,805	8,456,390	6,067,380	6,248,309
Investment income ratio*	12.46%	0.66%	8.07%	0.00%	4.56%
Total return, lowest to highest**	15.39%	(4.48%)	9.63%	5.27%	(6.54%)

	Sub-Account
	Global Real Estate Trust Series 0
	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)
Units, beginning of period	28,366	—
Units issued	45,422	31,117
Units redeemed	(73,788)	(2,751)

Units, end of period	—	28,366

Unit value, end of period $	6.73	5.57
Assets, end of period $	—	158,101
Investment income ratio*	75.20%	13.12%
Total return, lowest to highest**	20.71% to 30.77%	(44.26%) to (31.57%)

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Real Estate Trust Series 1
	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/08 (n)
Units, beginning of period	7,996	—
Units issued	36,097	8,126
Units redeemed	(44,093)	(130)

Units, end of period	—	7,996

Unit value, end of period $	6.72	5.57
Assets, end of period $	—	44,526
Investment income ratio*	66.30%	10.79%
Total return, lowest to highest**	20.69%	(44.31%)

(al)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(n)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	169,750	126,882	17,172	521	—
Units issued	140,435	121,812	156,179	20,726	521
Units redeemed	(78,031)	(78,944)	(46,469)	(4,075)	—

Units, end of period	232,154	169,750	126,882	17,172	521

Unit value, end of period $	10.94	8.32	13.75	13.57	11.27
Assets, end of period $	2,539,033	1,412,211	1,744,368	233,002	5,867
Investment income ratio*	1.86%	2.39%	2.20%	0.33%	0.00%
Total return, lowest to highest**	25.95% to 34.80%	(39.49%) to (23.39%)	(1.71%) to 1.32%	12.88% to 20.42%	4.59%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	509,405	580,663	616,455	608,573	643,035
Units issued	26,736	21,813	42,055	100,069	31,573
Units redeemed	(107,540)	(93,071)	(77,847)	(92,187)	(66,035)

Units, end of period	428,601	509,405	580,663	616,455	608,573

Unit value, end of period $	20.27	15.43	25.52	25.19	20.93
Assets, end of period $	8,687,246	7,859,543	14,819,721	15,525,583	12,738,420
Investment income ratio*	1.64%	1.89%	2.27%	1.27%	1.25%
Total return, lowest to highest**	31.36%	(39.55%)	1.34%	20.32%	10.72%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	188,453	96,833	43,543	19	—
Units issued	124,348	135,216	66,550	54,129	20
Units redeemed	(105,750)	(43,596)	(13,260)	(10,605)	(1)

Units, end of period	207,051	188,453	96,833	43,543	19

Unit value, end of period $	15.96	12.11	17.26	14.66	13.52
Assets, end of period $	3,304,423	2,281,170	1,671,128	638,287	256
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	29.89% to 34.30%	(29.86%) to (21.80%)	11.46% to 17.73%	4.52% to 13.10%	9.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	334,940	366,728	309,378	414,571	289,642
Units issued	287,026	429,784	212,104	132,428	188,126
Units redeemed	(324,350)	(461,572)	(154,754)	(237,621)	(63,197)

Units, end of period	297,616	334,940	366,728	309,378	414,571

Unit value, end of period $	20.54	15.58	22.23	18.89	17.43
Assets, end of period $	6,112,890	5,219,205	8,152,233	5,844,448	7,226,506
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.81%	(29.90%)	17.67%	8.37%	12.64%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	174,952	73,752	17,277	232	—
Units issued	424,203	134,571	82,542	19,407	240
Units redeemed	(221,264)	(33,371)	(26,067)	(2,362)	(8)

Units, end of period	377,891	174,952	73,752	17,277	232

Unit value, end of period $	14.20	9.19	13.03	12.82	11.61
Assets, end of period $	5,365,173	1,607,698	961,063	221,508	2,697
Investment income ratio*	15.77%	11.18%	14.21%	0.42%	0.00%
Total return, lowest to highest**	31.02% to 54.51%	(29.78%) to (24.36%)	1.64% to 3.36%	7.71% to 10.48%	0.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	637,343	608,635	820,106	900,558	887,651
Units issued	79,853	135,737	465,144	570,917	1,156,583
Units redeemed	(189,580)	(107,029)	(676,615)	(651,369)	(1,143,676)

Units, end of period	527,616	637,343	608,635	820,106	900,558

Unit value, end of period $	21.57	13.96	19.81	19.49	17.65
Assets, end of period $	11,379,527	8,896,592	12,054,256	15,981,183	15,900,525
Investment income ratio*	11.48%	10.10%	11.78%	6.72%	5.02%
Total return, lowest to highest**	54.51%	(29.52%)	1.64%	10.37%	3.70%

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	50,141	46,038	2,772	59	—
Units issued	24,010	19,856	48,931	2,848	59
Units redeemed	(74,151)	(15,753)	(5,665)	(135)	—

Units, end of period	—	50,141	46,038	2,772	59

Unit value, end of period $	8.27	8.34	11.93	11.80	10.85
Assets, end of period $	—	418,351	549,317	32,712	644
Investment income ratio*	0.35%	3.04%	4.99%	0.17%	0.00%
Total return, lowest to highest**	(0.92%) to 0.49%	(30.07%) to (17.93%)	(1.62%) to 1.11%	6.71% to 8.77%	2.71%

(am)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,324,711	1,469,682	1,661,476	1,786,282	2,007,363
Units issued	33,661	34,479	31,753	58,241	114,938
Units redeemed	(1,358,372)	(179,450)	(223,547)	(183,047)	(336,019)

Units, end of period	—	1,324,711	1,469,682	1,661,476	1,786,282

Unit value, end of period $	15.06	15.20	21.75	21.51	19.80
Assets, end of period $	—	20,134,333	31,968,921	35,743,879	35,365,263
Investment income ratio*	0.32%	3.08%	3.96%	1.99%	1.70%
Total return, lowest to highest**	(0.92%)	(30.13%)	1.11%	8.66%	5.22%

(am) Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05 (b)
Units, beginning of period	290,137	165,333	44,439	147	—
Units issued	121,727	156,585	167,352	47,659	160
Units redeemed	(56,609)	(31,781)	(46,458)	(3,367)	(13)

Units, end of period	355,255	290,137	165,333	44,439	147

Unit value, end of period $	12.05	10.16	16.55	14.84	11.89
Assets, end of period $	4,282,316	2,948,335	2,735,485	659,612	1,747
Investment income ratio*	2.48%	6.58%	2.70%	0.45%	0.00%
Total return, lowest to highest**	18.62% to 22.55%	(38.58%) to (22.22%)	3.06% to 11.46%	12.48% to 24.81%	10.00%

(f)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05
Units, beginning of period	1,179,956	1,267,527	1,379,369	1,574,644	1,597,724
Units issued	44,296	57,825	172,874	199,302	208,412
Units redeemed	(193,538)	(145,396)	(284,716)	(394,577)	(231,492)

Units, end of period	1,030,714	1,179,956	1,267,527	1,379,369	1,574,644

Unit value, end of period $	16.42	13.84	22.54	20.23	16.22
Assets, end of period $	16,921,930	16,328,396	28,576,915	27,910,801	25,536,350
Investment income ratio*	2.41%	5.21%	2.20%	0.60%	0.76%
Total return, lowest to highest**	18.64%	(38.62%)	11.42%	24.77%	15.94%

(f) Fund renamed on May 1, 2006. Previously known as International Stock Trust.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)
Units, beginning of period	432,901	401,232	354,913	282,461	280,538
Units issued	73,467	173,638	102,021	175,803	135,805
Units redeemed	(122,862)	(141,969)	(55,702)	(103,351)	(133,882)

Units, end of period	383,506	432,901	401,232	354,913	282,461

Unit value, end of period $	19.11	13.87	25.00	21.66	17.26
Assets, end of period $	7,331,369	6,003,063	10,033,176	7,689,141	4,876,719
Investment income ratio*	12.86%	2.15%	3.92%	0.72%	0.75%
Total return, lowest to highest**	37.85%	(44.54%)	15.42%	25.48%	16.61%

(c)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	185,564	115,068	17,730	56	—
Units issued	150,828	115,371	194,216	19,452	60
Units redeemed	(59,056)	(44,875)	(96,878)	(1,778)	(4)

Units, end of period	277,336	185,564	115,068	17,730	56

Unit value, end of period $	36.81	26.52	47.69	41.18	32.39
Assets, end of period $	10,209,621	4,921,514	5,487,278	730,024	1,804
Investment income ratio*	4.64%	3.18%	5.61%	0.17%	0.00%
Total return, lowest to highest**	27.56% to 43.56%	(44.38%) to (27.72%)	6.22% to 15.82%	15.34% to 27.11%	9.94%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	205,601	123,540	20,208	43	—
Units issued	181,390	137,348	113,238	22,683	43
Units redeemed	(87,962)	(55,287)	(9,906)	(2,518)	—

Units, end of period	299,029	205,601	123,540	20,208	43

Unit value, end of period $	12.59	9.16	18.51	15.41	12.43
Assets, end of period $	3,766,046	1,883,257	2,286,484	311,443	541
Investment income ratio*	1.28%	1.61%	2.04%	0.04%	0.00%
Total return, lowest to highest**	21.08% to 41.09%	(50.51%) to (34.21%)	14.07% to 20.10%	13.70% to 23.96%	15.80%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	185,087	289,267	194,092	11,505	—
Units issued	192,237	371,715	375,594	299,463	11,596
Units redeemed	(118,060)	(475,895)	(280,419)	(116,876)	(91)

Units, end of period	259,264	185,087	289,267	194,092	11,505

Unit value, end of period $	15.71	11.42	23.10	19.23	15.53
Assets, end of period $	4,072,466	2,113,584	6,681,311	3,732,687	178,679
Investment income ratio*	1.16%	1.15%	1.99%	0.67%	0.00%
Total return, lowest to highest**	37.55%	(50.56%)	20.10%	23.84%	24.24%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	278,955	164,457	21,182	262	—
Units issued	176,206	165,816	175,012	30,818	340
Units redeemed	(455,161)	(51,318)	(31,737)	(9,898)	(78)

Units, end of period	—	278,955	164,457	21,182	262

Unit value, end of period $	11.68	7.39	15.73	14.27	11.18
Assets, end of period $	—	2,062,406	2,586,848	302,325	2,923
Investment income ratio*	2.41%	3.53%	3.85%	0.32%	0.00%
Total return, lowest to highest**	39.05% to 61.22%	(53.00%) to (37.64%)	(8.01%) to 10.20%	13.15% to 27.73%	5.67%

(an)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	418,553	452,923	460,765	603,603	483,045
Units issued	56,065	107,379	349,294	271,647	542,640
Units redeemed	(474,618)	(141,749)	(357,136)	(414,485)	(422,082)

Units, end of period	—	418,553	452,923	460,765	603,603

Unit value, end of period $	22.87	14.52	30.89	28.05	21.96
Assets, end of period $	—	6,078,539	13,989,318	12,922,092	13,253,506
Investment income ratio*	2.15%	2.70%	2.73%	1.23%	0.84%
Total return, lowest to highest**	57.49%	(52.98%)	10.13%	27.73%	10.11%

(an) Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

Sub-Account
International Small Company Trust Series 0
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	464,129
Units redeemed	(13,660)

Units, end of period	450,469

Unit value, end of period $	9.84
Assets, end of period $	4,433,086
Investment income ratio*	0.79%
Total return, lowest to highest**	(1.59%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
International Small Company Trust Series 1
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	962,899
Units redeemed	(20,561)

Units, end of period	942,338

Unit value, end of period $	9.83
Assets, end of period $	9,263,025
Investment income ratio*	0.79%
Total return, lowest to highest**	(1.70%)

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	442,372	259,863	73,556	88	—
Units issued	197,188	281,212	244,711	82,565	89
Units redeemed	(119,615)	(98,703)	(58,404)	(9,097)	(1)

Units, end of period	519,945	442,372	259,863	73,556	88

Unit value, end of period $	12.43	9.15	15.95	14.55	11.23
Assets, end of period $	6,464,991	4,046,318	4,143,934	1,070,153	993
Investment income ratio*	2.52%	4.45%	4.71%	0.22%	0.00%
Total return, lowest to highest**	26.96% to 39.98%	(42.64%) to (26.82%)	5.24% to 9.61%	17.67% to 29.61%	4.80%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,356,901	1,564,989	1,763,611	1,600,518	1,081,276
Units issued	48,846	40,606	222,231	580,310	1,004,722
Units redeemed	(359,854)	(248,694)	(420,853)	(417,217)	(485,480)

Units, end of period	1,045,893	1,356,901	1,564,989	1,763,611	1,600,518

Unit value, end of period $	19.32	14.23	24.81	22.65	17.48
Assets, end of period $	20,198,265	19,301,098	38,827,351	39,949,803	27,977,424
Investment income ratio*	2.07%	3.45%	4.22%	1.73%	0.72%
Total return, lowest to highest**	35.77%	(42.66%)	9.52%	29.60%	10.54%

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	184,975	80,225	10,501	—
Units issued	218,176	160,301	82,285	11,284
Units redeemed	(87,475)	(55,551)	(12,561)	(783)

Units, end of period	315,676	184,975	80,225	10,501

Unit value, end of period $	12.33	10.97	11.15	10.50
Assets, end of period $	3,893,677	2,029,254	894,483	110,223
Investment income ratio*	5.48%	8.35%	10.61%	1.26%
Total return, lowest to highest**	9.70% to 12.43%	(3.10%) to 0.35%	4.83% to 6.23%	3.64% to 4.76%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	730,818	835,318	883,152	934,699	1,166,118
Units issued	36,042	29,684	67,579	80,538	179,811
Units redeemed	(99,060)	(134,184)	(115,413)	(132,085)	(411,230)

Units, end of period	667,800	730,818	835,318	883,152	934,699

Unit value, end of period $	26.20	23.30	23.70	22.31	21.55
Assets, end of period $	17,497,145	17,028,718	19,795,158	19,705,785	20,137,630
Investment income ratio*	4.92%	6.47%	8.98%	5.99%	5.63%
Total return, lowest to highest**	12.45%	(1.67%)	6.21%	3.57%	2.27%

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	35,483	24,122	506	—
Units issued	45,583	36,821	25,433	653
Units redeemed	(20,959)	(25,460)	(1,817)	(147)

Units, end of period	60,107	35,483	24,122	506

Unit value, end of period $	22.97	16.72	32.76	26.76
Assets, end of period $	1,380,753	593,204	790,298	13,557
Investment income ratio*	0.65%	0.02%	0.79%	1.67%
Total return, lowest to highest**	24.69% to 41.05%	(48.97%) to (29.61%)	13.70% to 22.43%	3.17% to 8.52%

(av)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	119,357	74,283	14,830	—
Units issued	139,797	61,227	64,255	15,487
Units redeemed	(110,858)	(16,153)	(4,802)	(657)

Units, end of period	148,296	119,357	74,283	14,830

Unit value, end of period $	10.27	7.84	12.96	12.77
Assets, end of period $	1,522,435	935,239	962,931	189,343
Investment income ratio*	1.99%	1.95%	1.18%	0.02%
Total return, lowest to highest**	26.52% to 35.15%	(39.55%) to (28.84%)	(1.46%) to 1.53%	13.34% to 14.38%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	1,257,230	1,351,236	34,072	869	—
Units issued	78,269	29,850	1,587,795	148,535	130,131
Units redeemed	(235,799)	(123,856)	(270,631)	(115,332)	(129,262)

Units, end of period	1,099,700	1,257,230	1,351,236	34,072	869

Unit value, end of period $	12.81	9.79	16.19	15.97	13.96
Assets, end of period $	14,091,141	12,311,939	21,878,540	544,040	12,109
Investment income ratio*	1.95%	1.42%	0.79%	0.02%	0.00%
Total return, lowest to highest**	30.85%	(39.52%)	1.40%	14.36%	11.70%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	581,679	312,808	40,849	285	—
Units issued	553,100	341,611	353,983	51,967	313
Units redeemed	(154,430)	(72,740)	(82,024)	(11,403)	(28)

Units, end of period	980,349	581,679	312,808	40,849	285

Unit value, end of period $	9.96	9.00	14.03	13.43	11.58
Assets, end of period $	9,762,675	5,233,006	4,389,271	548,776	3,297
Investment income ratio*	1.93%	1.99%	1.30%	0.12%	0.00%
Total return, lowest to highest**	10.68% to 17.03%	(35.89%) to (22.82%)	0.67% to 4.45%	11.34% to 16.03%	5.24%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	416,921	424,640	316,288	275,325	238,973
Units issued	150,636	99,090	164,214	198,243	338,735
Units redeemed	(183,869)	(106,809)	(55,862)	(157,280)	(302,383)

Units, end of period	383,688	416,921	424,640	316,288	275,325

Unit value, end of period $	19.26	17.41	27.16	26.02	22.44
Assets, end of period $	7,389,601	7,257,508	11,533,344	8,230,078	6,179,567
Investment income ratio*	1.65%	1.61%	1.02%	0.46%	0.00%
Total return, lowest to highest**	10.63%	(35.91%)	4.38%	15.94%	15.48%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05 (b)
Units, beginning of period	3,513,566	1,878,078	698,032	11,325	—
Units issued	1,940,204	2,218,963	1,303,383	808,006	11,962
Units redeemed	(683,176)	(583,475)	(123,337)	(121,299)	(637)

Units, end of period	4,770,594	3,513,566	1,878,078	698,032	11,325

Unit value, end of period $	11.41	8.41	14.50	13.34	11.55
Assets, end of period $	54,435,579	29,546,692	27,229,364	9,314,281	130,860
Investment income ratio*	1.30%	2.63%	8.96%	1.56%	0.07%
Total return, lowest to highest**	26.59% to 40.08%	(42.00%) to (28.35%)	2.48% to 8.66%	10.16% to 15.48%	5.92%

(v) Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05
Units, beginning of period	1,095,292	1,045,746	1,034,272	864,648	708,565
Units issued	137,449	165,571	131,507	321,777	209,457
Units redeemed	(293,903)	(116,025)	(120,033)	(152,153)	(53,374)

Units, end of period	938,838	1,095,292	1,045,746	1,034,272	864,648

Unit value, end of period $	19.10	14.08	24.27	22.36	19.37
Assets, end of period $	17,930,628	15,423,262	25,384,726	23,128,583	16,746,448
Investment income ratio*	0.97%	1.89%	9.34%	7.30%	1.75%
Total return, lowest to highest**	35.62%	(41.99%)	8.55%	15.46%	10.64%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/05 (b)
Units, beginning of period	7,388,432	3,616,870	1,155,928	30,197	—
Units issued	4,136,998	4,240,191	2,847,801	1,310,263	31,584
Units redeemed	(1,081,417)	(468,629)	(386,859)	(184,532)	(1,387)

Units, end of period	10,444,013	7,388,432	3,616,870	1,155,928	30,197

Unit value, end of period $	11.85	9.06	13.19	12.37	10.97
Assets, end of period $	123,807,369	66,910,374	47,697,845	14,300,087	331,175
Investment income ratio*	5.22%	4.71%	7.59%	1.76%	0.18%
Total return, lowest to highest**	21.41% to 31.35%	(31.33%) to (21.25%)	3.29% to 6.60%	9.80% to 12.80%	3.32%

(w) Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/05
Units, beginning of period	2,926,535	2,881,154	2,622,654	2,359,219	1,949,465
Units issued	311,933	262,253	543,402	476,514	527,854
Units redeemed	(532,298)	(216,872)	(284,902)	(213,079)	(118,100)

Units, end of period	2,706,170	2,926,535	2,881,154	2,622,654	2,359,219

Unit value, end of period $	23.89	18.27	26.60	24.98	22.16
Assets, end of period $	64,656,349	53,476,454	76,629,316	65,514,497	52,277,135
Investment income ratio*	4.39%	3.34%	7.47%	5.23%	3.73%
Total return, lowest to highest**	30.75%	(31.30%)	6.47%	12.73%	6.88%

(w)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/05 (b)
Units, beginning of period	590,238	200,767	122,621	10	—
Units issued	691,005	441,003	127,951	128,552	23
Units redeemed	(174,512)	(51,532)	(49,805)	(5,941)	(13)

Units, end of period	1,106,731	590,238	200,767	122,621	10

Unit value, end of period $	12.15	9.99	11.81	11.21	10.34
Assets, end of period $	13,445,432	5,895,568	2,371,123	1,374,679	100
Investment income ratio*	7.08%	6.69%	9.09%	0.65%	0.00%
Total return, lowest to highest**	15.08% to 21.63%	(16.40%) to (10.74%)	4.04% to 5.35%	7.10% to 8.44%	1.05%

(x) Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/05
Units, beginning of period	353,487	305,309	288,038	295,628	289,630
Units issued	90,967	111,077	70,842	22,359	41,647
Units redeemed	(201,556)	(62,899)	(53,571)	(29,949)	(35,649)

Units, end of period	242,898	353,487	305,309	288,038	295,628

Unit value, end of period $	26.05	21.40	25.35	24.06	22.18
Assets, end of period $	6,327,445	7,565,598	7,739,240	6,928,768	6,558,099
Investment income ratio*	4.64%	4.71%	8.00%	4.66%	4.82%
Total return, lowest to highest**	21.71%	(15.57%)	5.38%	8.44%	2.88%

(x)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05 (b)
Units, beginning of period	14,810,060	8,400,013	2,785,384	52,831	—
Units issued	4,774,354	6,929,059	6,247,658	3,144,750	53,230
Units redeemed	(1,407,682)	(519,012)	(633,029)	(412,197)	(399)

Units, end of period	18,176,732	14,810,060	8,400,013	2,785,384	52,831

Unit value, end of period $	11.64	8.73	13.76	12.79	11.26
Assets, end of period $	211,587,068	129,311,195	115,560,317	35,629,937	594,998
Investment income ratio*	3.81%	3.44%	7.85%	2.18%	0.25%
Total return, lowest to highest**	23.39% to 35.36%	(36.54%) to (24.41%)	3.01% to 7.55%	9.70% to 13.58%	4.59%

(y) Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05
Units, beginning of period	4,339,925	4,344,121	4,080,709	3,536,083	2,873,853
Units issued	301,296	383,567	564,108	862,632	853,307
Units redeemed	(539,575)	(387,763)	(300,696)	(318,006)	(191,077)

Units, end of period	4,101,646	4,339,925	4,344,121	4,080,709	3,536,083

Unit value, end of period $	21.77	16.33	25.76	23.96	21.11
Assets, end of period $	89,280,928	70,870,986	111,895,709	97,756,372	74,633,010
Investment income ratio*	3.36%	2.59%	7.77%	5.91%	2.67%
Total return, lowest to highest**	33.30%	(36.60%)	7.52%	13.50%	8.66%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05 (b)
Units, beginning of period	1,272,272	452,621	138,568	5,779	—
Units issued	996,802	1,002,161	380,409	188,312	5,805
Units redeemed	(211,992)	(182,510)	(66,356)	(55,523)	(26)

Units, end of period	2,057,082	1,272,272	452,621	138,568	5,779

Unit value, end of period $	11.90	9.35	12.33	11.71	10.60
Assets, end of period $	24,470,508	11,899,730	5,582,305	1,622,337	61,229
Investment income ratio*	5.89%	6.57%	8.30%	1.43%	0.00%
Total return, lowest to highest**	19.31% to 27.32%	(24.16%) to (16.44%)	3.32% to 5.34%	8.31% to 10.49%	2.15%

(z) Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05
Units, beginning of period	503,996	557,212	560,538	452,129	413,158
Units issued	199,046	63,831	100,670	181,674	100,065
Units redeemed	(106,700)	(117,047)	(103,996)	(73,265)	(61,094)

Units, end of period	596,342	503,996	557,212	560,538	452,129

Unit value, end of period $	24.80	19.48	25.72	24.42	22.12
Assets, end of period $	14,787,406	9,820,583	14,329,767	13,690,869	10,001,375
Investment income ratio*	5.03%	3.94%	7.58%	4.05%	4.07%
Total return, lowest to highest**	27.25%	(24.23%)	5.29%	10.42%	4.15%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	336,018	208,382	50,336	597	—
Units issued	187,893	173,965	184,482	55,816	605
Units redeemed	(54,298)	(46,329)	(26,436)	(6,077)	(8)

Units, end of period	469,613	336,018	208,382	50,336	597

Unit value, end of period $	13.07	9.56	15.02	13.97	12.73
Assets, end of period $	6,138,614	3,212,295	3,130,123	703,035	7,602
Investment income ratio*	1.25%	1.17%	1.85%	0.11%	0.00%
Total return, lowest to highest**	29.11% to 42.62%	(36.99%) to (29.45%)	0.35% to 7.55%	4.26% to 9.74%	5.18%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	596,880	554,751	594,832	497,551	450,865
Units issued	54,640	237,287	68,909	203,449	187,023
Units redeemed	(127,414)	(195,158)	(108,990)	(106,168)	(140,337)

Units, end of period	524,106	596,880	554,751	594,832	497,551

Unit value, end of period $	20.00	14.62	22.99	21.39	19.49
Assets, end of period $	10,480,930	8,727,626	12,756,543	12,722,488	9,699,379
Investment income ratio*	1.04%	0.96%	1.32%	0.60%	0.47%
Total return, lowest to highest**	36.76%	(36.41%)	7.51%	9.72%	12.02%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust Series 0
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (h)
Units, beginning of period	24,844	1,499	—
Units issued	18,266	25,899	1,555
Units redeemed	(43,110)	(2,554)	(56)

Units, end of period	—	24,844	1,499

Unit value, end of period $	6.89	5.40	$9.31
Assets, end of period $	—	134,199	$13,958
Investment income ratio*	0.64%	0.52%	0.04%
Total return, lowest to highest**	23.27% to 32.51%	(42.00%) to (30.76%)	(6.87%) to (2.91%)

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(h)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08 (a)
Units, beginning of period	—	—
Units issued	3,838	5,299
Units redeemed	(3,838)	(5,299)

Units, end of period	—	—

Unit value, end of period $	8.60	6.75
Assets, end of period $	—	—
Investment income ratio*	0.01%	0.00%
Total return, lowest to highest**	27.47%	(42.05%)

(ao)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	155,683	75,526	27,958	15	—
Units issued	97,837	98,969	58,906	30,456	16
Units redeemed	(77,391)	(18,812)	(11,338)	(2,513)	(1)

Units, end of period	176,129	155,683	75,526	27,958	15

Unit value, end of period $	36.43	27.71	49.27	39.87	35.07
Assets, end of period $	6,417,141	4,314,429	3,721,080	1,114,529	531
Investment income ratio*	0.00%	0.00%	0.01%	0.00%	0.00%
Total return, lowest to highest**	29.99% to 34.85%	(43.75%) to (29.90%)	10.93% to 23.59%	7.52% to 13.66%	11.28%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,414,125	1,205,358	1,169,706	1,344,785	690,470
Units issued	42,716	541,458	316,331	142,422	1,039,391
Units redeemed	(376,122)	(332,691)	(280,679)	(317,501)	(385,076)

Units, end of period	1,080,719	1,414,125	1,205,358	1,169,706	1,344,785

Unit value, end of period $	16.78	12.77	22.72	18.38	16.19
Assets, end of period $	18,132,142	18,063,397	27,378,695	21,500,613	21,770,196
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.35%	(43.76%)	23.57%	13.55%	14.57%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	313,442	214,382	47,593	333	—
Units issued	47,747	127,534	218,495	58,311	357
Units redeemed	(361,189)	(28,474)	(51,706)	(11,051)	(24)

Units, end of period	—	313,442	214,382	47,593	333

Unit value, end of period $	8.24	7.78	12.76	12.67	11.28
Assets, end of period $	—	2,437,725	2,735,641	602,966	3,757
Investment income ratio*	1.50%	2.25%	1.19%	0.13%	0.00%
Total return, lowest to highest**	5.96% to 9.41%	(39.05%) to (25.96%)	(4.59%) to 0.72%	10.59% to 12.30%	2.50%

(ap) Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	726,975	1,061,282	1,084,532	1,109,434	907,760
Units issued	11,089	37,414	230,551	97,312	448,868
Units redeemed	(738,064)	(371,721)	(253,801)	(122,214)	(247,194)

Units, end of period	—	726,975	1,061,282	1,084,532	1,109,434

Unit value, end of period $	14.46	13.66	22.41	22.26	19.83
Assets, end of period $	—	9,933,968	23,788,217	24,141,454	21,996,856
Investment income ratio*	1.38%	1.76%	1.13%	0.68%	0.42%
Total return, lowest to highest**	5.83%	(39.04%)	0.69%	12.27%	8.00%

(ap)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	103,100	37,058	4,130	3	—
Units issued	294,324	77,359	39,323	5,013	4
Units redeemed	(67,387)	(11,317)	(6,395)	(886)	(1)

Units, end of period	330,037	103,100	37,058	4,130	3

Unit value, end of period $	20.74	14.18	21.71	21.60	17.95
Assets, end of period $	6,846,115	1,462,138	804,502	89,207	48
Investment income ratio*	0.76%	1.44%	3.40%	0.15%	0.00%
Total return, lowest to highest**	32.28% to 49.15%	(34.67%) to (26.96%)	(3.42%) to 0.51%	14.99% to 20.34%	3.89%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Mid Value Trust Series 1
Year Ended Dec. 31/09 (a)
Units, beginning of period	—
Units issued	997,494
Units redeemed	(155,104)

Units, end of period	842,390

Unit value, end of period $	13.54
Assets, end of period $	11,409,177
Investment income ratio*	0.44%
Total return, lowest to highest**	35.44%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	4,387,763	2,246,082	917,876	105,299	—
Units issued	8,613,327	8,254,087	5,797,520	3,022,032	194,282
Units redeemed	(7,190,189)	(6,112,406)	(4,469,314)	(2,209,455)	(88,983)

Units, end of period	5,810,901	4,387,763	2,246,082	917,876	105,299

Unit value, end of period $	17.34	17.26	16.90	16.12	15.40
Assets, end of period $	100,766,835	75,728,956	37,963,831	14,799,912	1,621,499
Investment income ratio*	0.45%	1.95%	4.36%	4.51%	1.39%
Total return, lowest to highest**	0.20% to 0.47%	0.40% to 2.12%	1.92% to 4.82%	3.05% to 4.70%	1.32%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Money Market Trust B Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	3,775,913	3,377,195	3,532,527	3,667,916	3,643,720
Units issued	1,217,363	2,755,350	2,384,421	2,080,974	2,481,631
Units redeemed	(1,697,383)	(2,356,632)	(2,539,753)	(2,216,363)	(2,457,435)

Units, end of period	3,295,893	3,775,913	3,377,195	3,532,527	3,667,916

Unit value, end of period $	24.64	24.59	24.17	23.11	22.13
Assets, end of period $	81,193,542	92,838,321	81,593,898	81,624,374	81,149,775
Investment income ratio*	0.21%	1.76%	4.46%	4.35%	2.63%
Total return, lowest to highest**	0.20%	1.76%	4.56%	4.45%	2.66%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	450,456	194,978	49,789	53	—
Units issued	423,684	368,460	178,705	63,441	63
Units redeemed	(180,922)	(112,982)	(33,516)	(13,705)	(10)

Units, end of period	693,218	450,456	194,978	49,789	53

Unit value, end of period $	18.36	11.53	23.82	16.92	13.83
Assets, end of period $	12,726,294	5,193,695	4,644,832	842,321	730
Investment income ratio*	1.20%	0.88%	1.30%	0.21%	0.00%
Total return, lowest to highest**	28.14% to 59.35%	(57.17%) to (41.22%)	18.70% to 40.81%	6.27% to 22.32%	12.18%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	278,358	356,574	283,163	273,647	151,374
Units issued	115,272	111,950	180,936	148,608	225,518
Units redeemed	(141,596)	(190,166)	(107,525)	(139,092)	(103,245)

Units, end of period	252,034	278,358	356,574	283,163	273,647

Unit value, end of period $	43.52	27.34	56.50	40.16	32.84
Assets, end of period $	10,969,899	7,610,932	20,147,455	11,373,376	8,987,378
Investment income ratio*	1.02%	0.56%	1.17%	0.51%	0.00%
Total return, lowest to highest**	59.19%	(51.61%)	40.67%	22.29%	46.78%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	443,600	25,873	1,680	1	—
Units issued	152,153	455,450	28,784	1,766	1
Units redeemed	(63,354)	(37,723)	(4,591)	(87)	—

Units, end of period	532,399	443,600	25,873	1,680	1

Unit value, end of period $	10.02	7.81	13.73	13.22	11.47
Assets, end of period $	5,336,237	3,463,956	355,207	22,221	14
Investment income ratio*	1.52%	1.51%	3.64%	2.19%	0.00%
Total return, lowest to highest**	26.61% to 31.86%	(43.12%) to (28.05%)	(0.84%) to 3.82%	9.88% to 15.24%	4.91%

(aa) Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aa)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	32,870	32,836	27,796	21,687	11,146
Units issued	12,093	9,367	11,476	18,378	15,697
Units redeemed	(10,386)	(9,333)	(6,436)	(12,269)	(5,156)

Units, end of period	34,577	32,870	32,836	27,796	21,687

Unit value, end of period $	16.91	13.19	23.21	22.36	19.42
Assets, end of period $	584,890	433,461	761,997	621,515	421,060
Investment income ratio*	1.42%	0.88%	1.33%	1.03%	0.96%
Total return, lowest to highest**	28.27%	(43.18%)	3.79%	15.17%	8.58%

(aa)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	11,689	7,128	2,847	—
Units issued	10,482	8,330	7,399	2,882
Units redeemed	(1,904)	(3,769)	(3,118)	(35)

Units, end of period	20,267	11,689	7,128	2,847

Unit value, end of period $	9.46	7.60	12.91	13.61
Assets, end of period $	191,702	88,785	91,988	38,732
Investment income ratio*	2.37%	3.21%	2.39%	0.00%
Total return, lowest to highest**	22.60% to 28.80%	(41.15%) to (27.37%)	(5.53%) to (5.17%)	16.59% to 21.36%

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(a)	Fund available in prior year but no activity.

	Sub-Account
	Optimized Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ab)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	19,282	25,026	30,356	36,352	1,058
Units issued	31,578	2,174	7,487	22,747	36,662
Units redeemed	(3,531)	(7,918)	(12,817)	(28,743)	(1,368)

Units, end of period	47,329	19,282	25,026	30,356	36,352

Unit value, end of period $	13.47	10.82	18.40	19.41	16.02
Assets, end of period $	637,435	208,655	460,514	589,162	582,273
Investment income ratio*	2.29%	2.19%	1.89%	0.97%	0.07%
Total return, lowest to highest**	24.47%	(41.20%)	(5.19%)	21.16%	9.19%

(ab)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	129,813	40,111	13,281	2	—
Units issued	69,172	119,582	42,926	18,684	2
Units redeemed	(31,405)	(29,880)	(16,096)	(5,405)	—

Units, end of period	167,580	129,813	40,111	13,281	2

Unit value, end of period $	16.25	12.42	21.43	19.04	15.90
Assets, end of period $	2,722,847	1,612,177	859,551	252,920	27
Investment income ratio*	2.36%	3.18%	3.12%	0.01%	0.00%
Total return, lowest to highest**	25.12% to 36.54%	(42.05%) to (24.67%)	5.73% to 12.53%	11.40% to 19.76%	12.39%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	193,666	125,006	44,502	47	—
Units issued	173,536	122,434	141,802	52,089	49
Units redeemed	(88,298)	(53,774)	(61,298)	(7,634)	(2)

Units, end of period	278,904	193,666	125,006	44,502	47

Unit value, end of period $	12.23	9.25	15.40	14.10	12.68
Assets, end of period $	3,410,146	1,791,495	1,924,722	627,530	600
Investment income ratio*	1.20%	2.12%	2.14%	0.27%	0.00%
Total return, lowest to highest**	23.44% to 40.09%	(39.92%) to (19.85%)	(0.46%) to 9.19%	2.51 to 11.22%	17.05%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	846,472	786,214	893,146	995,501	929,262
Units issued	439,828	248,784	243,919	351,692	386,497
Units redeemed	(528,002)	(188,526)	(350,851)	(454,047)	(320,258)

Units, end of period	758,298	846,472	786,214	893,146	995,501

Unit value, end of period $	12.71	9.60	16.01	14.67	13.21
Assets, end of period $	9,633,323	8,126,772	12,583,017	13,097,299	13,146,240
Investment income ratio*	1.04%	1.67%	1.85%	0.94%	0.86%
Total return, lowest to highest**	32.33%	(40.01%)	9.14%	11.05%	25.75%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	74,792	46,414	15,832	506	—
Units issued	52,358	47,041	45,828	17,143	507
Units redeemed	(17,930)	(18,663)	(15,246)	(1,817)	(1)

Units, end of period	109,220	74,792	46,414	15,832	506

Unit value, end of period $	63.50	48.75	80.44	95.27	68.95
Assets, end of period $	6,935,886	3,646,139	3,733,509	1,508,246	34,872
Investment income ratio*	3.94%	3.74%	2.83%	0.62%	0.00%
Total return, lowest to highest**	30.26% to 54.31%	(44.69%) to (36.94%)	(15.56%) to (1.55%)	30.03% to 38.17%	4.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	352,386	397,641	488,639	547,618	612,965
Units issued	15,848	11,831	17,780	83,833	79,384
Units redeemed	(62,175)	(57,086)	(108,778)	(142,812)	(144,731)

Units, end of period	306,059	352,386	397,641	488,639	547,618

Unit value, end of period $	76.11	58.47	96.52	114.37	82.82
Assets, end of period $	23,294,468	20,603,590	38,378,974	55,885,697	45,351,144
Investment income ratio*	3.44%	3.27%	2.61%	1.80%	2.01%
Total return, lowest to highest**	30.17%	(39.42%)	(15.61%)	38.10%	11.85%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	253,630	54,762	13,027	127	—
Units issued	243,275	292,990	78,889	13,691	141
Units redeemed	(152,681)	(94,122)	(37,154)	(791)	(14)

Units, end of period	344,224	253,630	54,762	13,027	127

Unit value, end of period $	11.81	9.88	11.14	10.01	9.96
Assets, end of period $	4,066,454	2,506,551	610,144	130,354	1,269
Investment income ratio*	8.94%	0.39%	11.24%	0.18%	0.00%
Total return, lowest to highest**	10.55% to 19.54%	(14.76%) to (11.30%)	8.41% to 11.36%	(0.09%) to 1.65%	0.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	247,930	271,912	200,725	175,430	120,093
Units issued	57,314	135,316	122,221	72,149	73,152
Units redeemed	(70,857)	(159,298)	(51,034)	(46,854)	(17,815)

Units, end of period	234,387	247,930	271,912	200,725	175,430

Unit value, end of period $	17.18	14.38	16.21	14.56	14.50
Assets, end of period $	4,026,751	3,565,244	4,407,333	2,922,527	2,544,365
Investment income ratio*	8.93%	0.60%	7.48%	2.37%	0.00%
Total return, lowest to highest**	19.47%	(11.28%)	11.33%	0.39%	1.43%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	140,196	104,902	51,885	—	—
Units issued	243,495	87,308	71,624	60,218	1
Units redeemed	(157,840)	(52,014)	(18,607)	(8,333)	(1)

Units, end of period	225,851	140,196	104,902	51,885	—

Unit value, end of period $	13.02	7.91	14.24	11.90	11.27
Assets, end of period $	2,941,591	1,109,529	1,493,768	617,666	5
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	35.42% to 64.57%	(44.42%) to (29.01%)	6.67% to 19.62%	3.75% to 8.36%	1.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	937,299	1,251,546	1,205,352	1,391,437	1,531,628
Units issued	384,297	204,574	408,580	95,725	326,354
Units redeemed	(344,094)	(518,821)	(362,386)	(281,810)	(466,545)

Units, end of period	977,502	937,299	1,251,546	1,205,352	1,391,437

Unit value, end of period $	16.48	10.02	18.03	15.08	14.29
Assets, end of period $	16,104,706	9,388,296	22,565,014	18,175,973	19,883,950
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	64.48%	(44.44%)	19.57%	5.53%	2.08%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	38,434	15,556	1,839	—
Units issued	91,485	39,896	29,998	2,669
Units redeemed	(31,918)	(17,018)	(16,281)	(830)

Units, end of period	98,001	38,434	15,556	1,839

Unit value, end of period $	18.41 to 18.41	15.45	19.05	18.45
Assets, end of period $	1,804,562	593,655	296,348	33,927
Investment income ratio*	6.08%	11.08%	12.02%	1.92%
Total return, lowest to highest**	12.39% to 19.21%	(18.92%) to (15.98%)	1.04% to 3.25%	3.60% to 4.55%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	240,289	42,291	2,159	2	—
Units issued	189,053	220,279	45,710	4,651	3
Units redeemed	(89,565)	(22,281)	(5,578)	(2,494)	(1)

Units, end of period	339,777	240,289	42,291	2,159	2

Unit value, end of period $	15.92	11.84	19.59	17.19	15.15
Assets, end of period $	5,410,553	2,845,595	828,429	37,098	29
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	33.17% to 40.36%	(39.54%) to (28.06%)	6.76% to 13.98%	4.81% to 13.47%	12.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)
Units, beginning of period	83,112	—
Units issued	36,274	84,149
Units redeemed	(23,548)	(1,037)

Units, end of period	95,838	83,112

Unit value, end of period $	13.46	10.00
Assets, end of period $	1,289,932	831,231
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	34.57%	0.01%

(ae)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	222,001	157,811	47,031	691	—
Units issued	166,756	120,420	128,807	53,950	704
Units redeemed	(43,268)	(56,230)	(18,027)	(7,610)	(13)

Units, end of period	345,489	222,001	157,811	47,031	691

Unit value, end of period $	12.74	10.05	15.16	15.48	13.16
Assets, end of period $	4,400,225	2,231,463	2,392,630	728,104	9,096
Investment income ratio*	1.15%	1.51%	2.07%	0.06%	0.00%
Total return, lowest to highest**	26.70% to 3.5.11%	(33.70%) to (27.53%)	(2.06%) to (1.09%)	8.80% to 17.64%	3.33%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	450,091	480,963	503,406	482,672	477,338
Units issued	46,142	56,257	55,899	71,939	130,103
Units redeemed	(72,708)	(87,129)	(78,342)	(51,205)	(124,769)

Units, end of period	423,525	450,091	480,963	503,406	482,672

Unit value, end of period $	16.01	12.65	19.08	19.50	16.58
Assets, end of period $	6,781,759	5,690,789	9,173,582	9,814,002	8,000,791
Investment income ratio*	0.84%	1.33%	1.67%	0.48%	0.52%
Total return, lowest to highest**	26.64%	(33.71%)	(2.16%)	17.62%	3.89%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	85,254	37,769	23,676	17	—
Units issued	88,429	61,708	39,779	26,666	22
Units redeemed	(32,814)	(14,223)	(25,686)	(3,007)	(5)

Units, end of period	140,869	85,254	37,769	23,676	17

Unit value, end of period $	9.21	6.87	11.87	12.85	11.63
Assets, end of period $	1,297,069	585,730	448,408	304,246	203
Investment income ratio*	0.00%	3.08%	2.34%	0.39%	0.00%
Total return, lowest to highest**	27.43% to 41.34%	(42.13%) to (30.64%)	(7.60%) to (6.53%)	4.03% to 10.47%	3.46%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	316,192	340,366	389,017	408,563	175,331
Units issued	116,753	34,173	112,989	49,530	430,156
Units redeemed	(144,196)	(58,347)	(161,640)	(69,076)	(196,924)

Units, end of period	288,749	316,192	340,366	389,017	408,563

Unit value, end of period $	18.74	14.00	24.20	26.20	23.72
Assets, end of period $	5,412,188	4,427,273	8,235,210	10,192,903	9,691,801
Investment income ratio*	0.00%	2.40%	1.85%	0.70%	0.00%
Total return, lowest to highest**	33.87%	(42.13%)	(7.66%)	10.45%	7.77%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	112,498	60,139	10,694	1,157	—
Units issued	102,922	71,380	61,228	11,085	1,157
Units redeemed	(40,713)	(19,021)	(11,783)	(1,548)	—

Units, end of period	174,707	112,498	60,139	10,694	1,157

Unit value, end of period $	32.75	25.43	34.40	35.44	29.70
Assets, end of period $	5,722,457	2,861,205	2,068,955	378,961	34,364
Investment income ratio*	0.81%	1.55%	1.24%	0.06%	0.00%
Total return, lowest to highest**	28.08% to 36.59%	(27.51%) to (21.37%)	(4.00%) to (2.92%)	13.65% to 19.32%	2.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (a)
Units, beginning of period	372,081	58,614	—
Units issued	265,246	557,416	59,725
Units redeemed	(414,214)	(243,949)	(1,111)

Units, end of period	223,113	372,081	58,614

Unit value, end of period $	11.68	9.08	$12.28
Assets, end of period $	2,605,053	3,377,013	$719,629
Investment income ratio*	0.68%	1.17%	0.60%
Total return, lowest to highest**	28.65%	(26.07%)	(1.78%)

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Trust Series 0
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	445	279	163	40	—
Units issued	101	219	149	214	51
Units redeemed	(546)	(53)	(33)	(91)	(11)

Units, end of period	—	445	279	163	40

Unit value, end of period $	6.42	6.25	11.00	11.76	11.13
Assets, end of period $	—	2,779	3,064	1,911	446
Investment income ratio*	0.41%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	2.59%	(43.16%)	(6.46%)	5.66%	1.61%

(aq)  Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

(b)    Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	55,134	125,346	129,431	33,689	4,484
Units issued	3,382	6,085	87,014	188,007	30,727
Units redeemed	(58,516)	(76,297)	(91,099)	(92,265)	(1,522)

Units, end of period	—	55,134	125,346	129,431	33,689

Unit value, end of period $	9.31	9.07	15.97	17.09	16.18
Assets, end of period $	—	499,852	2,001,938	2,211,694	545,155
Investment income ratio*	0.35%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	2.68%	(43.24%)	(6.53%)	5.60%	6.32%

(aq)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	428,632	266,337	103,645	187	—
Units issued	177,293	241,808	189,323	114,103	194
Units redeemed	(127,230)	(79,513)	(26,631)	(10,645)	(7)

Units, end of period	478,695	428,632	266,337	103,645	187

Unit value, end of period $	12.36	9.67	13.25	13.41	11.61
Assets, end of period $	5,916,635	4,144,846	3,529,955	1,389,495	2,176
Investment income ratio*	0.44%	0.86%	0.16%	0.02%	0.00%
Total return, lowest to highest**	27.82% to 35.35%	(29.59%) to (27.05%)	(2.27%) to (1.14%)	5.55% to 15.50%	5.47%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	983,939	1,112,314	1,212,971	1,245,748	1,260,713
Units issued	163,114	261,080	192,846	154,295	187,060
Units redeemed	(279,037)	(389,455)	(293,503)	(187,072)	(202,025)

Units, end of period	868,016	983,939	1,112,314	1,212,971	1,245,748

Unit value, end of period $	18.61	14.57	19.98	20.22	17.52
Assets, end of period $	16,149,546	14,337,181	22,218,148	24,522,007	21,820,203
Investment income ratio*	0.37%	0.71%	0.14%	0.06%	0.26%
Total return, lowest to highest**	27.69%	(27.05%)	(1.19%)	15.42%	7.04%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Smaller Company Growth Trust Series 0
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	189,370
Units redeemed	(2,023)

Units, end of period	187,347

Unit value, end of period $	10.52
Assets, end of period $	1,971,295
Investment income ratio*	0.00%
Total return, lowest to highest**	5.22%

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

Sub-Account
Smaller Company Growth Trust Series 1
Year Ended Dec. 31/09 (ag)
Units, beginning of period	—
Units issued	2,799,660
Units redeemed	(66,645)

Units, end of period	2,733,015

Unit value, end of period $	10.52
Assets, end of period $	28,757,207
Investment income ratio*	0.00%
Total return, lowest to highest**	5.22%

(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	143,710	94,407	8,781	—
Units issued	93,744	81,244	107,814	9,607
Units redeemed	(47,602)	(31,941)	(22,188)	(826)

Units, end of period	189,852	143,710	94,407	8,781

Unit value, end of period $	11.39	9.23	10.99	10.99
Assets, end of period $	2,162,222	1,325,891	1,037,727	96,498
Investment income ratio*	9.16%	8.15%	10.36%	1.21%
Total return, lowest to highest**	17.07% to 23.45%	(16.29%) to (9.37%)	0.02% to 2.07%	6.69% to 7.25%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	428,401	514,604	506,732	475,070	472,670
Units issued	26,231	22,955	78,328	87,186	51,793
Units redeemed	(75,084)	(109,158)	(70,456)	(55,524)	(49,393)

Units, end of period	379,548	428,401	514,604	506,732	475,070

Unit value, end of period $	24.06	19.49	23.23	23.26	21.73
Assets, end of period $	9,130,127	8,350,339	11,952,294	11,787,711	10,322,942
Investment income ratio*	8.05%	6.78%	9.25%	6.50%	2.75%
Total return, lowest to highest**	23.41%	(16.08%)	(0.15%)	7.06%	2.70%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	186,605	109,219	7,198	515	—
Units issued	146,818	103,622	156,738	11,672	515
Units redeemed	(53,118)	(26,236)	(54,717)	(4,989)	—

Units, end of period	280,305	186,605	109,219	7,198	515

Unit value, end of period $	13.13	10.36	11.33	10.70	10.28
Assets, end of period $	3,680,414	1,932,692	1,237,215	77,024	5,292
Investment income ratio*	7.58%	11.96%	3.04%	6.15%	69.96%
Total return, lowest to highest**	18.51% to 26.78%	(10.62%) to (8.05%)	3.96% to 5.85%	2.73% to 4.08%	1.23%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	95,595	81,469	54,207	18,409	3,766
Units issued	36,242	26,789	38,500	39,532	15,773
Units redeemed	(23,441)	(12,663)	(11,238)	(3,734)	(1,130)

Units, end of period	108,396	95,595	81,469	54,207	18,409

Unit value, end of period $	17.74	14.01	15.33	14.48	13.93
Assets, end of period $	1,923,528	1,339,349	1,248,960	784,930	256,383
Investment income ratio*	6.80%	10.96%	2.74%	4.57%	6.20%
Total return, lowest to highest**	26.64%	(8.61%)	5.88%	3.97%	2.28%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	206,469	135,088	10,174	—	—
Units issued	307,241	181,899	152,876	10,718	1
Units redeemed	(80,340)	(110,518)	(27,962)	(544)	(1)

Units, end of period	433,370	206,469	135,088	10,174	—

Unit value, end of period $	19.14	18.01	17.03	15.89	15.27
Assets, end of period $	8,296,145	3,718,773	2,299,903	161,697	6
Investment income ratio*	7.91%	5.73%	12.97%	0.12%	0.00%
Total return, lowest to highest**	4.86% to 6.29%	3.41% to 5.79%	5.28% to 7.13%	4.07% to 4.95%	0.39%

(g) Fund renamed on October 1, 2007. Previously known as Bond Index Trust B. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	808,671	336,127	112,748	207	—
Units issued	741,672	585,903	293,781	127,574	225
Units redeemed	(243,723)	(113,359)	(70,402)	(15,033)	(18)

Units, end of period	1,306,620	808,671	336,127	112,748	207

Unit value, end of period $	14.46	12.71	12.37	11.39	10.99
Assets, end of period $	18,889,252	10,281,839	4,159,047	1,284,476	2,274
Investment income ratio*	4.61%	5.66%	9.08%	0.34%	0.00%
Total return, lowest to highest**	8.24% to 13.71%	(0.76%) to 2.76%	7.18% to 8.61%	3.67% to 4.15%	(0.07%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,136,708	1,124,031	1,170,580	1,115,248	1,021,035
Units issued	482,319	304,957	157,071	159,856	158,392
Units redeemed	(377,384)	(292,280)	(203,620)	(104,524)	(64,179)

Units, end of period	1,241,643	1,136,708	1,124,031	1,170,580	1,115,248

Unit value, end of period $	24.11	21.22	20.65	19.04	18.37
Assets, end of period $	29,934,757	24,125,362	23,214,442	22,283,837	20,493,352
Investment income ratio*	4.21%	4.77%	7.57%	3.34%	2.28%
Total return, lowest to highest**	13.60%	2.77%	8.49%	3.60%	2.48%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	48,055	29,310	11,816	151	—
Units issued	44,020	35,873	33,080	18,251	151
Units redeemed	(18,070)	(17,128)	(15,586)	(6,586)	—

Units, end of period	74,005	48,055	29,310	11,816	151

Unit value, end of period $	39.42	30.58	48.65	46.25	40.10
Assets, end of period $	2,917,588	1,469,405	1,425,887	546,447	6,036
Investment income ratio*	1.89%	1.99%	2.76%	0.06%	0.00%
Total return, lowest to highest**	25.14% to 33.63%	(37.15%) to (25.73%)	1.41% to 5.19%	12.21% to 15.33%	3.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	526,762	537,176	511,025	498,306	503,811
Units issued	127,512	58,855	66,195	75,161	90,402
Units redeemed	(108,331)	(69,269)	(40,044)	(62,442)	(95,907)

Units, end of period	545,943	526,762	537,176	511,025	498,306

Unit value, end of period $	11.86	9.21	14.66	13.94	12.09
Assets, end of period $	6,476,527	4,849,169	7,874,116	7,122,081	6,023,552
Investment income ratio*	1.71%	1.63%	2.22%	0.93%	1.07%
Total return, lowest to highest**	28.86%	(37.20%)	5.18%	15.29%	5.70%

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	245,631	35,230	3,488	—
Units issued	150,460	247,542	57,871	5,259
Units redeemed	(65,935)	(37,141)	(26,129)	(1,771)

Units, end of period	330,156	245,631	35,230	3,488

Unit value, end of period $	13.51	12.45	12.64	12.24
Assets, end of period $	4,460,668	3,059,141	445,142	42,688
Investment income ratio*	3.91%	9.59%	9.75%	0.76%
Total return, lowest to highest**	5.84% to 8.49%	(1.44%) to 2.87%	2.42% to 3.25%	4.24% to 4.74%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	675,664	771,359	733,672	773,526	941,170
Units issued	85,838	134,861	226,897	57,942	56,823
Units redeemed	(138,145)	(230,556)	(189,210)	(97,796)	(224,467)

Units, end of period	623,357	675,664	771,359	733,672	773,526

Unit value, end of period $	18.68	17.23	17.48	16.94	16.23
Assets, end of period $	11,642,623	11,643,008	13,481,617	12,431,478	12,555,989
Investment income ratio*	3.07%	3.67%	8.15%	4.94%	1.81%
Total return, lowest to highest**	8.39%	(1.41%)	3.15%	4.39%	1.58%

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	99,776	33,326	3,854	—
Units issued	173,258	93,756	33,298	4,937
Units redeemed	(70,982)	(27,306)	(3,826)	(1,083)

Units, end of period	202,052	99,776	33,326	3,854

Unit value, end of period $	13.65	9.31	11.76	11.42
Assets, end of period $	2,757,131	928,594	391,865	44,001
Investment income ratio*	11.15%	7.44%	11.70%	0.41%
Total return, lowest to highest**	23.40% to 46.65%	(21.56%) to (19.03%)	3.00% to 3.60%	6.52% to 9.60%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	87,842	41,283	63,180	371	—
Units issued	395,544	52,769	45,222	316,818	372
Units redeemed	(334,055)	(6,210)	(67,119)	(254,009)	(1)

Units, end of period	149,331	87,842	41,283	63,180	371

Unit value, end of period $	17.01	11.60	14.66	14.25	13.01
Assets, end of period $	2,540,388	1,019,425	605,496	900,741	4,822
Investment income ratio*	7.65%	6.32%	8.89%	0.06%	0.00%
Total return, lowest to highest**	46.62%	(20.86%)	2.86%	9.57%	4.08%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	231,844	127,891	20,867	4	—
Units issued	59,464	159,133	125,664	25,907	5
Units redeemed	(291,308)	(55,180)	(18,640)	(5,044)	(1)

Units, end of period	—	231,844	127,891	20,867	4

Unit value, end of period $	7.51	7.57	12.37	12.41	11.21
Assets, end of period $	—	1,754,338	1,582,484	258,878	44
Investment income ratio*	0.75%	3.27%	1.47%	0.03%	0.00%
Total return, lowest to highest**	(0.75%) to 2.40%	(38.85%) to (23.68%)	(3.98%) to (0.26%)	7.68% to 10.68%	3.58%

(ar)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,502,392	2,792,574	3,105,894	3,446,247	3,711,231
Units issued	46,699	74,470	187,105	65,275	111,873
Units redeemed	(2,549,091)	(364,652)	(500,425)	(405,628)	(376,857)

Units, end of period	—	2,502,392	2,792,574	3,105,894	3,446,247

Unit value, end of period $	10.21	10.29	16.83	16.89	15.26
Assets, end of period $	—	25,745,973	47,013,690	52,467,049	52,609,938
Investment income ratio*	0.65%	2.33%	1.08%	0.57%	0.43%
Total return, lowest to highest**	(0.73%)	(38.88%)	(0.34%)	10.66%	5.81%

(ar) Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	199,521	96,715	19,690	47	—
Units issued	129,421	136,730	110,966	21,615	49
Units redeemed	(56,525)	(33,924)	(33,941)	(1,972)	(2)

Units, end of period	272,417	199,521	96,715	19,690	47

Unit value, end of period $	15.88	11.89	19.33	15.17	11.57
Assets, end of period $	4,325,990	2,371,852	1,869,476	298,683	547
Investment income ratio*	5.39%	3.88%	2.35%	0.10%	0.00%
Total return, lowest to highest**	28.79% to 33.58%	(38.50%) to (21.20%)	12.22% to 27.43%	25.74% to 31.06%	3.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	254,809	369,846	507,965	214,242	262,919
Units issued	151,731	349,679	372,247	461,446	295,499
Units redeemed	(124,475)	(464,716)	(510,366)	(167,723)	(344,176)

Units, end of period	282,065	254,809	369,846	507,965	214,242

Unit value, end of period $	19.91	14.88	24.26	19.04	14.54
Assets, end of period $	5,616,370	3,792,853	8,972,614	9,672,916	3,114,125
Investment income ratio*	4.48%	3.19%	2.06%	1.34%	0.45%
Total return, lowest to highest**	33.77%	(38.65%)	27.40%	31.00%	16.82%

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	168,556	123,649	18,887	46	—
Units issued	78,215	99,852	137,891	22,949	46
Units redeemed	(51,910)	(54,945)	(33,129)	(4,108)	—

Units, end of period	194,861	168,556	123,649	18,887	46

Unit value, end of period $	12.57	8.90	15.05	13.90	11.48
Assets, end of period $	2,449,059	1,500,468	1,860,649	262,517	527
Investment income ratio*	1.49%	1.26%	1.55%	0.08%	0.00%
Total return, lowest to highest**	33.21% to 45.49%	(40.84%) to (28.53%)	(0.18%) to 8.26%	13.77% to 21.03%	5.54%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	612,103	677,246	792,456	800,166	857,071
Units issued	28,918	25,260	56,113	175,256	64,856
Units redeemed	(110,358)	(90,403)	(171,323)	(182,966)	(121,761)

Units, end of period	530,663	612,103	677,246	792,456	800,166

Unit value, end of period $	27.01	19.14	32.36	29.90	24.71
Assets, end of period $	14,335,243	11,712,280	21,916,100	23,697,339	19,767,664
Investment income ratio*	1.32%	1.08%	1.34%	0.37%	0.62%
Total return, lowest to highest**	41.18%	(40.87%)	8.22%	21.04%	12.56%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)	Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1 file number 333-157212, filed with the Commission in April 2010.

(b)	Not applicable.

(c)	(1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)	Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) John Hancock Life Insurance Company of New York, John Hancock Distributors, incorporated by reference to pre-effective amendment number 2, file number 333-148991, filed with the Commission on October 7, 2008. List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.

(d)	(1) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 8 file number 333-85284 filed with the Commission on December 16, 2005 and form of Policy Endorsement dated 2009 is filed herewith.

(2)	Form of Specimen Supplementary Benefit Disability Benefit Rider Payment of Specified Premium in Event of Life Insured’s Total Disability as Defined and Limited Rider, incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

(3)	Form of Specimen Supplementary Benefit Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider, incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

(4)	Form of Specimen Supplementary Benefit Residual Life Insurance Benefit and Continuation of Acceleration Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

(5)	Form of Specimen Supplementary Benefit Return of Premium Death Benefit Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

(6)	Form of Specimen Supplementary Benefit Cash Value Enhancement Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

(7)	Form of Specimen Supplementary Benefit Overloan Protection Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

(8)	Form of Specimen Supplementary Benefit Change of Life Insured Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

(9)	Form of Specimen Accelerated Benefit Rider. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

(e)	Form of Specimen Application for the Accumulation VUL Insurance Policy. Incorporated by reference to post-effective amendment no. 8 file number 333-85284 filed with the Commission on December 16, 2005.

(f)	(1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(a)	Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(b)	Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(2)	By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(a)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(b)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(c)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(g)	The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(2)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment no. 1 file number 333-126668, filed with the Commission on October 12, 2005.

(3)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to the Initial Registration Statement file number 333-164150 filed with the Commission on January 4, 2010.

4)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(5)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9 file number 333-85284, filed with the Commission in April, 2007.

(i)	(1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j)	Not applicable.

(k)	Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to Exhibit 2 (a) to pre-effective amendment number 1 file number 333-100597, filed with the Commission on December 16, 2002.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

(i)	Powers of Attorney for James R. Boyle, John DesPrez III, and Rex Schlaybaugh, Jr., are incorporated by reference to Registrant’s post-effective amendment filed with the Commission on April 28, 2006 and Power of Attorney for Scott S. Hartz is incorporated by reference to Registrant’s post-effective amendment filed with the Commission on April 27, 2009.

(ii)	Powers of Attorney for James D. Gallagher and John G. Vrysen are filed herewith.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director
James R. Boyle
601 Congress Street
Boston, MA 02210	Director and President
John D. DesPrez III
601 Congress Street
Boston, MA 02210	Director, Chairman and Chief Executive Officer
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director
James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President
Scott S. Hartz
197 Clarendon Street	Director, Executive Vice President and Chief Investment
Boston, MA 02116	Officer - U.S. Investments
Bradford J. Race, Jr.
1301 Avenue of the Americas, 32nd Floor
New York, NY 10019	Director
Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director
John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President
Executive Vice Presidents
Jonathan Chiel*	and General Counsel
Marc Costantini*
Steven A. Finch**
Marianne Harrison**
Peter Levitt****	and Treasurer
Katherine MacMillan****
Stephen R. McArthur***
Hugh McHaffie*
Senior Vice Presidents
Bob Diefenbacher**
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Naveed Irshad***
Gregory Mack†
Ronald J. McHugh*
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*
Diana L. Scott*
Alan R. Seghezzi**
Bruce R. Speca*
Tony Teta**
Brooks Tingle**

Name and Principal Business Address	Position with Depositor
Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
John C. S. Anderson**
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**
George H. Braun**
Thomas Bruns††
Tyler Carr*
Robert T. Cassato*
Joseph Catalano†††
Philip Clarkson**
Kevin J. Cloherty*
Brian Collins**
Art Creel*
George Cushnie****
John J. Danello*
Willma Davis**
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Lynn L. Dyer**	Counsel and Chief Compliance Officer - U.S. Investments
John Egbert*
David Eisan*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates*****
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Dennis Healy**
Kevin Hill**
E. Kendall Hines**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Terri Judge**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer - Retail Funds/Separate
Frank Knox*	Accounts
Jonathan Kutrubes*
Cynthia Lacasse**
Denise Lang***
Robert Leach*
David Longfritz*
Nathaniel I. Margolis**
John Maynard**
Steven McCormick****
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Peter J. Mongeau**
Steven Moore****
Curtis Morrison**
Colm D. Mullarkey**
Tom Mullen*

Name and Principal Business Address	Position with Depositor
Scott Navin**
Nina Nicolosi*
James O’Brien**
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
Steven Pinover*
David Plumb**
Krishna Ramdial****	and Treasury
S. Mark Ray**
Jill Rebman***
Mark Rizza*
Ian R. Roke*
Andrew Ross****
Thomas Samoluk*
Martin Sheerin**
Gordon Shone*
Jonnie Smith††††
Yiji S. Starr*
Gaurav Upadhya***
Simonetta Vendittelli*****
Peter de Vries†††††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*	and Controller
Henry Wong**
Randy Zipse**

* Principal Business Office is 601 Congress Street, Boston, MA 02210

** Principal Business Office is 197 Clarendon Street, Boston, MA 02117

*** Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

**** Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

***** Principal Business Office is 380 Stuart Street, Boston, MA 02117

† Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221

†† Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

††† Principal Business is 333 West Everett Street, Milwaukee, Wisconsin 53203

†††† Principal Business is 164 Corporate Drive, Portsmouth, NH 03801

††††† Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock USA, operated as a unit investment trust. Registrant supports benefits payable under John Hancock USA’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock USA appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Declaration Management & Research LLC (Delaware)

Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New England)

Hancock Forest Management, Inc. (Delaware)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers LLC (Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Delaware)

John Hancock Life Insurance Company of New York

John Hancock Leasing Corporation (Delaware)

John Hancock Property and Casualty Holding Company (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Signature Services, Inc. (Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware)

LR Company, LLC (Delaware)

LVI, LLC (Delaware)

Manulife Service Corporation (Colorado)

MFC Global Investment Management (U.S.A.) LLC (Delaware)

New Amsterdam Insurance Agency, Inc. (New York)

P.T. Timber Inc. (New Jersey)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware)

Signature Management Co., Ltd. (Bermuda)

The Berkeley Financial Group LLC (Delaware)

Viking Timber Gerenciamento De Florestas Do Brasil (Brazil)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Variable Annuity Account R	Principal Underwriter
John Hancock Variable Annuity Account T	Principal Underwriter
John Hancock Variable Annuity Account W	Principal Underwriter
John Hancock Variable Annuity Account X	Principal Underwriter
John Hancock Variable Annuity Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors as of April 1, 2010.

Name	Title
Edward Eng****	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Philip Clarkson**	Vice President, U.S. Taxation
Brian Collins***	Vice President, U.S. Taxation
David Crawford***	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng****	Services
Steven A. Finch**	Chairman
Peter Levitt****	Senior Vice President, Treasurer
Heather Justason***	Chief Operating Officer
Jeff Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Assistant Vice President and Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	President and Chief Executive Officer

* Principal Business Office is 601 Congress Street, Boston, MA 02210

** Principal Business Office is 197 Clarendon Street, Boston, MA 02117

*** Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

**** Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Massachusetts, as of the 27th day of April, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ James R. Boyle

James R. Boyle

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 27th day of April, 2010.

Signatures	Title
/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Senior Vice President and Chief Financial Officer
Lynne Patterson

*	Director
James R. Boyle

*	Director
John D. DesPrez III

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

/s/ James C. Hoodlet
James C. Hoodlet
*Pursuant to Power of Attorney

May, 2010

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock (USA) Service Office for more information at 1-800- 827-4546 or write to us at 197 Clarendon Streeet, Boston, MA 02117.

Investment Options

Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Survivorship VUL, SPVL, and Protection VUL.

500 Index	Equity-Income	Mid Value
500 Index B	Financial Services	Money Market
Active Bond	Franklin Templeton Founding Allocation	Money Market B
All Cap Core	Fundamental Value	Natural Resources
All Cap Value	Global	Optimized All Cap
Alpha Opportunities	Global Bond	Optimized Value
American Asset Allocation	Health Sciences	PIMCO VIT All Asset
American Blue Chip Income and Growth	High Yield	Real Estate Securities
American Bond	International Core	Real Return Bond
American Fundamental Holdings	International Equity Index A	Science & Technology
American Global Diversification	International Equity Index B	Short Term Government Income
American Growth	International Opportunities	Small Cap Growth
American Growth-Income	International Small Company	Small Cap Index
American International	International Value	Small Cap Opportunities
American New World	Investment Quality Bond	Small Cap Value
Balanced	Large Cap	Small Company Value
Blue Chip Growth	Large Cap Value	Smaller Company Growth
Capital Appreciation	Lifestyle Aggressive	Strategic Bond
Capital Appreciation Value	Lifestyle Balanced	Strategic Income Opportunities
Core Allocation Plus	Lifestyle Conservative	Total Bond Market B
Core Bond	Lifestyle Growth	Total Return
Core Diversified Growth & Income	Lifestyle Moderate	Total Stock Market Index
Core Strategy	Mid Cap Index	U.S. High Yield Bond
Disciplined Diversification	Mid Cap Stock	Utilities
Emerging Markets Value		Value

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Total annual portfolio operating expenses

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

Table of investment options and investment subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, American International, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolios.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks,

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in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad- based U.S. domestic equity market index.
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad- based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

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Portfolio	Portfolio Manager	Investment Objective
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.
American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.
American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment- grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

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Portfolio	Portfolio Manager	Investment Objective
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity- related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment- grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation                             Range of Allocations

Equity Securities: 70%                            65% – 75%

Fixed-Income Securities: 30%                25% – 35%

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

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Portfolio	Portfolio Manager	Investment Objective
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):

Rating Agency

Moody’s:                         Ba through C

S&P’s:                             BB through D

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

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Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.
Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.
Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Money Market B	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

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Portfolio	Portfolio Manager	Investment Objective
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and medium-capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

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Portfolio	Portfolio Manager	Investment Objective
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.
Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.
Strategic Income Opportunities	MFC Global Investment Management (U.S.), LLC	To seek to maximize total return consistent with current income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment- grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Van Kampen Investments	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*“Wilshire 5000 Total Market Index ®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000, ®” “Russell 2000, ®” “Russell 1000 Value, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company.“S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

Wilshire 5000 Total Market Index — less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index — $544 million to $197.9 billion

Russell 1000 Index — $239 million to $307.3 billion

Russell 1000 Value Index — $239 million to $307.3 billion

Russell 2000 Index — $13 million to $4.6 billion

Russell 3000 Index — $13 million to $307.3 billion

Russell MidCap Index — $239 million to $17.5 billion

Russell MidCap Value Index — $239 million to $14.5 billion

S&P 500 Index — $1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index — $374 million to $8.1 billion

S&P SmallCap 600 Index — $60 million to $2.8 billion (as of April 9, 2010)

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes, where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneciriary’s income.) If your policy offers, and you have elected the Long-Term Care Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Long-Term Care Rider, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

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Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

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•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit from the date it was issued. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

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Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED MAY 3, 2010

TO

PROSPECTUSES DATED MAY 3, 2010 OR LATER

This Supplement is to be distributed with certain prospectuses dated May 3, 2010 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M International Equity

M Large Cap Growth

M Capital Appreciation

M Business Opportunity Value

VL M SUPP (5/2010)